As filed with the Securities and Exchange Commission on December 2, 2003

                             Investment Company Act File No. 811-______________
 -------------------------------------------------------------------------------

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM N-2

                        (CHECK APPROPRIATE BOX OR BOXES)


/X/      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
/ /      Amendment No. ____

                              ---------------------

                         ROBECO-SAGE TRITON FUND, L.L.C.

               (Exact name of Registrant as specified in Charter)

                              120 Bloomingdale Road
                          White Plains, New York 10605
                    (Address of principal executive offices)

       Registrant's Telephone Number, including Area Code: (914) 948-0300

                              ---------------------
                             c/o Timothy J. Stewart
                     Robeco-Sage Capital Management, L.L.C.
                              120 Bloomingdale Road
                          White Plains, New York 10605
                     (Name and address of agent for service)

                                    COPY TO:
                            Kenneth S. Gerstein, Esq.
                            Schulte Roth & Zabel LLP
                                919 Third Avenue
                               New York, NY 10022

This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. Interests in Registrant are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), and will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of, and/or Regulation D under, the Securities Act. Investments in Registrant may only be made by individuals or entities meeting the definition of an "accredited investor" in Regulation D under the Securities Act and a "qualified client" within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, as amended. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in Registrant.

                                                  Copy Number: ________________


                          -----------------------------

                         ROBECO-SAGE TRITON FUND, L.L.C.

                          -----------------------------

                             CONFIDENTIAL MEMORANDUM
                                  DECEMBER 2003

                          -----------------------------

                               ROBECO-SAGE CAPITAL
                               MANAGEMENT, L.L.C.

                               INVESTMENT ADVISER

                          -----------------------------


                   C/O ROBECO-SAGE CAPITAL MANAGEMENT, L.L.C.
                              120 BLOOMINGDALE ROAD
                             WHITE PLAINS, NY 10605

                                 (914) 948-0300


In making an investment decision, investors must rely upon their own examination of Robeco-Sage Triton Fund, L.L.C. and the terms of the offering, including the merits and risks involved. The limited liability company interests ("Interests") of Robeco-Sage Triton Fund, L.L.C. have not been registered with or approved or disapproved by the Securities and Exchange Commission or any other Federal or state governmental agency or regulatory authority or any national securities exchange. No agency, authority or exchange has passed upon the accuracy or adequacy of this Confidential Memorandum or the merits of an investment in the Interests offered hereby. Any representation to the contrary is a criminal offense.

                                TO ALL INVESTORS

         Interests are not insured by the Federal Deposit Insurance Corporation or any other government agency. Interests are not deposits or other obligations of, and are not guaranteed by, Robeco USA, Inc. or Robeco Groep, N.V. or any of its affiliates or by any bank. Interests are subject to investment risks, including the possible loss of the full amount invested.

         Interests in Robeco-Sage Triton Fund, L.L.C., which are described in this Confidential Memorandum, have not been and will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any state. The offering contemplated by this Confidential Memorandum will be made in reliance upon an exemption from the registration requirements of the 1933 Act for offers and sales of securities that do not involve any public offering, and analogous exemptions under state securities laws.

         The Company's statement of additional information ("SAI"), dated December ___, 2003, which is comprised solely of the Company's financial statements, has been filed with the Securities and Exchange Commission ("SEC"). The SAI is available upon request and without charge by writing the Company or by calling (914) 948-0300. The SAI is incorporated by reference into this Confidential Memorandum in its entirety. The SAI, and other information about the Company, is also available on the SEC's website (http://www.sec.gov). The address of the SEC's Internet site is provided solely for the information of prospective investors and is not intended to be an active link.

         This Confidential Memorandum shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of interests in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale. No person has been authorized to make any representations concerning Robeco-Sage Triton Fund, L.L.C. that are inconsistent with those contained in this
Confidential Memorandum. Prospective investors should not rely on any information not contained in this Confidential Memorandum, the SAI or the exhibits hereto.

         This Confidential Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Interests described herein, and is not to be reproduced or distributed to any other persons (other than professional advisors of the prospective investor receiving this document). Notwithstanding anything to the contrary herein, each recipient (and each employee, representative, or other agent of such recipient) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Company and (ii) any transactions described herein, and all materials of any kind (including opinions or other tax analyses) that are provided to the recipient relating to such tax treatment and tax structure.

         Prospective investors should not construe the contents of this Confidential Memorandum as legal, tax or financial advice. Each prospective investor should consult his or her own professional advisors as to the legal, tax, financial or other matters relevant to the suitability of an investment in Robeco-Sage Triton Fund, L.L.C. for such investor.

         These   securities   are  subject  to   substantial   restrictions   on
transferability and resale and may not be transferred or resold except as permitted under the limited liability company agreement of Robeco-Sage Triton Fund, L.L.C., the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom. Investors should be aware that they may be required to bear the financial risks of this investment for up to two (2) years from the date that a repurchase request has been made by an investor.

         THE INTERESTS OFFERED HEREBY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF COOPERATIEVE CENTRALE RAIFFEISSEN-BOERENLEEN BANK B.A. ("RABOBANK") OR ANY OTHER BANK, ARE NOT ENDORSED OR GUARANTEED BY RABOBANK OR ANY OTHER BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

                           FOR GEORGIA RESIDENTS ONLY

         These securities have been issued or sold in reliance on paragraph (13) of Code Section 10-5-9 of the Georgia Securities Act of 1973, and may not be sold or transferred except in a transaction which is exempt under such act or pursuant to an effective registration under such act.

                                TABLE OF CONTENTS

                                                                           PAGE

SUMMARY OF TERMS...............................................................1
SUMMARY OF COMPANY EXPENSES...................................................21
THE COMPANY...................................................................23
INVESTMENT PROGRAM............................................................23
INVESTMENT PRACTICES AND RELATED RISK FACTORS.................................31
ADDITIONAL RISK FACTORS.......................................................45
PERFORMANCE HISTORY...........................................................52
BOARD OF MANAGERS.............................................................52
THE ADVISER...................................................................55
THE ADVISORY AGREEMENT........................................................57
VOTING........................................................................58
PROXY VOTING..................................................................59
CONFLICTS OF INTEREST.........................................................59
BROKERAGE.....................................................................63
FEES AND EXPENSES.............................................................64
ADMINISTRATOR.................................................................65
CAPITAL ACCOUNTS AND ALLOCATIONS..............................................66
SUBSCRIPTIONS FOR INTERESTS...................................................70
REDEMPTIONS, REPURCHASES OF INTERESTS AND TRANSFERS...........................71
TAX ASPECTS...................................................................76
ERISA CONSIDERATIONS..........................................................84
ADDITIONAL INFORMATION AND SUMMARY OF LIMITED LIABILITY COMPANY AGREEMENT.....85



APPENDIX A - Limited Liability Company Agreement
APPENDIX B - Robeco-Sage Related Funds Performance Information

                                SUMMARY OF TERMS

The following summary is qualified entirely by the detailed information appearing elsewhere in this Confidential Memorandum and by the terms and conditions of the Limited Liability Company Agreement of Robeco-Sage Triton Fund, L.L.C. (the "Company Agreement"), which appears in Appendix A. You should read the Confidential Memorandum and the Company Agreement carefully before investing and retain them for future reference.

THE COMPANY                Robeco-Sage  Triton Fund, L.L.C. (the "Company") is a
                           recently formed Delaware limited liability company that will be registered under the Investment Company
                           Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Company commenced operations on October
                           1,  2003,  prior to its  registration  under the 1940
                           Act.

                           Investors  who  purchase  limited  liability  company
                           interests in the Company ("Interests") in the offering, and other persons who acquire Interests and are admitted to the Company by its Board of Managers (the "Board of Managers"), will become members of the Company ("Members").

                           The Company is a specialized investment vehicle that may be referred to as a "registered private investment fund." It is similar to an unregistered private investment fund in that the Interests are sold in relatively large minimum denominations in a private placement solely to U.S. tax-exempt investors and high net worth investors, and are subject to substantial restrictions on transfer. Unlike a private investment fund (but like other registered investment companies), the Company intends to register under the 1940 Act to be able to offer Interests without limiting the number of investors that can participate in its investment program.

INVESTMENT PROGRAM         The Company's investment objective is to achieve long
                           term capital  appreciation while attempting to reduce
                           risk  and   volatility.   The   Company   intends  to
                           accomplish its investment  objective by investing its
                           assets primarily in foreign private investment funds,
                           joint  ventures,   investment  companies,  and  other
                           similar investment vehicles  ("Portfolio Funds") that
                           are managed by a select group of  portfolio  managers
                           ("Portfolio  Managers")  that  invest in a variety of
                           financial  markets  and  utilize  a  broad  range  of
                           alternative   investment   strategies.

                           Robeco-Sage Capital Management, L.L.C. (the "Adviser") serves as investment adviser of the Company. The Adviser is responsible for selecting Portfolio Managers and determining the portion of the Company's assets to be allocated to each Portfolio Manager. Portfolio Managers are chosen on the basis of selection criteria established by the Adviser, including an analysis of the Portfolio Manager's performance during various time periods and market cycles, the Portfolio Manager's reputation, experience, training and investment philosophy and policies, whether the Portfolio Manager has an identifiable track record and/or the degree to which the Portfolio Manager has a personal investment in the investment program. Portfolio Managers generally will be compensated on terms which will usually include asset-based or performance-based fees or allocations paid by, or charged to, the relevant Portfolio Fund. (SEE "Fees and Expenses")

                           Portfolio Managers may invest in a wide range of instruments, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, commodities, futures and fixed income and other debt-related instruments, cash and cash equivalents, options and warrants. The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales. In addition, Portfolio Managers are permitted to utilize leverage, without limit.

                           The Company's multi-asset, multi-manager structure seeks to take advantage of broad market opportunities. The Company will not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment. In fact, subject to certain limitations described herein, the Company's assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve long term capital appreciation. The Adviser seeks to monitor each Portfolio Manager on an ongoing basis. The identity and number of Portfolio Managers is likely to change over time. The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

                           As noted above, Portfolio Managers generally conduct their investment programs through Portfolio Funds, which may include foreign private investment funds, joint ventures, investment companies and similar investment vehicles. It is expected that Portfolio Funds in which the Company invests will not be registered under the 1940 Act.

                           PORTFOLIO FUNDS AND PORTFOLIO ACCOUNTS. The Company intends to invest its assets primarily in Portfolio Funds. Although it is not currently anticipated, the Company may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Company's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Company will be the sole limited partner). Any arrangement in which the Company retains a Portfolio Manager to manage a separate account or separate investment vehicle is referred to as a "Portfolio Account." Portfolio
                           Managers for which such an investment vehicle is formed and Portfolio Managers who manage assets directly for the Company on a managed account basis are collectively referred to as "Sub-Managers."

                           The Company will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Company's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Company also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Company may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Company may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Company to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Company will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Company in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

                           PORTFOLIO FUND INVESTMENT PRACTICES. Unregistered investment funds typically provide greater flexibility than traditional investment funds (E.G., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed, and in some cases, the amount of leverage that may be used. Portfolio Managers utilized by the Company may invest and trade in a wide range of securities, financial instruments and markets and may pursue a variety of investment strategies. These investments may include, but are not limited to, U.S. and foreign equity and fixed income securities. The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (I.E., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures. These techniques may, in some cases, be an integral part of a Portfolio Manager's investment program and involve significant risks. Portfolio Managers are generally not limited in the markets
                           (either by location or type, such as large capitalization, small capitalization or foreign markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

                           For purposes of complying with applicable investment restrictions and investment limitations imposed by the 1940 Act, the Company will "look through" to the underlying investments of any Portfolio Account that the Company may establish. However, Portfolio Funds in which the Company invests are not subject to the investment restrictions of the Company and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

                           TEMPORARY INVESTMENTS. During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Company may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Company also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (SEE "Investment Practices and Related Risk Factors -- Money Market Instruments.")

                           AN INVESTMENT IN THE COMPANY INVOLVES SUBSTANTIAL RISKS AND NO ASSURANCE CAN BE GIVEN THAT THE COMPANY WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

POTENTIAL BENEFITS OF By investing in the Company, investors gain access to INVESTING IN THE COMPANY a group of Portfolio Managers whose services typically are not available to the general  investing
                           public,  whose  investment  funds may be closed  from
                           time to time to new  investors or who  otherwise  may
                           place  stringent  restrictions on the number and type
                           of persons whose money they will manage.  The Company
                           provides  investors the opportunity to participate in
                           the investment programs of a professionally  selected
                           cross-section  of Portfolio  Managers,  without being
                           subject to the high minimum  investment  requirements
                           that  Portfolio  Managers  typically  would impose on
                           investors.   Allocation  of  assets  among  Portfolio
                           Managers has the potential to reduce the volatility of investment returns from that which might be associated with a direct investment with any single
                           Portfolio Manager.

BORROWINGS                 The  Company  does not  intend  to  borrow  money for
                           investment  purposes.  The Company is  authorized  to
                           borrow  money on a  temporary  basis  (E.G.,  to meet
                           repurchase requests).  Any borrowings by the Company,
                           including  borrowings  by the  Company  on  behalf of
                           Portfolio  Accounts,  are  subject  to a  300%  asset
                           coverage  requirement  under the 1940 Act.  Portfolio
                           Funds are not subject to this requirement (except for
                           any  Portfolio  Funds that are  registered  under the
                           1940 Act).  Because the Company  intends to limit its
                           use of  leverage  to  borrowing  money on a temporary
                           basis, it anticipates  that investors that are exempt
                           from  Federal  income  tax will not incur  "unrelated
                           business   taxable  income"  with  respect  to  their
                           investment in the Company.  However,  there can be no
                           assurance that any such borrowing will not be treated
                           as giving rise to "unrelated business taxable income"
                           by  the  Internal  Revenue   Service.   Additionally,
                           borrowing by a Portfolio Fund that is treated as a pass through entity for U.S. tax purposes, may also generate "unrelated business taxable income." (SEE
                           "ERISA Considerations" and "Tax Aspects".)

ALLOCATION OF PROFIT       The Company  maintains a separate capital account for
AND LOSS                   each  Member.  The  initial  balance  of  a  Member's
                           capital account will equal the amount of the Member's
                           initial capital  contribution to the Company. The net
                           profits  or net  losses  of the  Company  (including,
                           without limitation, net realized gain or loss and the
                           net change in unrealized appreciation or depreciation
                           of  securities  positions)  will  be  credited  to or
                           debited against the capital accounts of Members as of
                           the end of each  fiscal  period  in  accordance  with
                           their  respective  investment   percentages  for  the
                           period. Each Member's investment percentage will be determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

                           A  fiscal  period  begins  on  the  day   immediately
                           following the last day of the preceding fiscal period, and ends at the close of business on the first to occur of the following dates: (i) the last day of each fiscal year (March 31); (ii) the last day of each taxable year (December 31); (iii) the day preceding the date as of which any contribution to the capital of the Company is made; (iv) any day as of which the Company repurchases the Interest (or portion thereof) of any Member; or (v) any day as of which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages. (SEE "Capital Accounts and Allocations.")

RISK FACTORS               The investment  program of the Company is speculative
                           and  involves  substantial  risks.  There  can  be no
                           assurance  that  the  investment   objective  of  the
                           Company will be achieved.  The investment performance
                           of the Company will depend on the  performance of the
                           Portfolio  Managers  with which the Company  invests,
                           and  the  Adviser's   ability  to  select   Portfolio
                           Managers and to allocate and  reallocate  effectively
                           the Company's  assets among Portfolio  Managers.  The
                           value of an investment in the Company will  fluctuate
                           with   changes  in  the   values  of  the   Company's
                           investments.

                           AN INVESTMENT IN THE COMPANY INVOLVES THE FOLLOWING GENERAL RISKS:

                           o Investing in the Company can result in a loss of capital invested. Use of leverage, short sales and derivative transactions by Portfolio Managers can result in significant losses to the Company.

                           o The Company is a non-diversified fund and invests in Portfolio Funds that may not have diversified investment portfolios, thereby increasing investment risk.

                           o There are special tax risks associated with an investment in the Company. (SEE "Tax Aspects.")

                           o The Company is a recently formed entity and has a limited operating history upon which investors can evaluate its performance.

                           o Interests will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. (SEE "Investment Practices and Related Risk Factors," "Tax Aspects," and "Redemptions, Repurchases of Interests and Transfers.") Liquidity will be provided to Members only through repurchase offers made from time to time by the Company. There is no assurance that an investor tendering an Interest for repurchase in connection with a repurchase offer made by the Company will
                                    have  that  Interest   repurchased  in  that
                                    repurchase offer.

                           o An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may, in many cases, be substantially higher than $250,000, could invest directly in Portfolio Funds or with Portfolio Managers. By investing in Portfolio Funds indirectly through the Company, an investor bears a PRO RATA portion of the asset-based fees and other expenses of the Company, and also indirectly bears a PRO RATA portion of the asset-based fees, performance-based allocations and other expenses borne by the Company as an investor in Portfolio Funds.

                           o The fees and other expenses borne directly and indirectly by the Company, including those fees, expenses and performance-based allocations that are borne by the Company as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.

                           o The Company may operate as a "master fund" as part of a master/feeder structure such that certain of its investors may be "feeder" funds, I.E., private investment funds that pursue their investment programs by investing substantially all of their assets in the Company. If some or all of these feeders withdraw their assets from the Company and such assets represent a significant percentage of the Company's assets, the withdrawals could have an adverse impact on the ability of the Company to implement its investment program.

                           INVESTING IN PORTFOLIO FUNDS INVOLVES SPECIAL RISKS, INCLUDING THE FOLLOWING:

                           o Portfolio Funds generally will not be registered as investment companies under the 1940 Act. Therefore, the Company, as an investor in Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

                           o Portfolio Funds may, in some cases, concentrate their investments in a single industry or group of related industries. This increases the sensitivity of their investment returns to economic factors affecting that industry or group of industries.

                           o The Adviser may have little or no means of independently verifying information provided by Portfolio Managers and thus, may not be able to ascertain whether Portfolio Managers are adhering to their disclosed investment strategies and their investment and risk management policies. A Portfolio Manager may use proprietary investment strategies that are not fully disclosed to the Adviser, which may involve risks under some market conditions that are not anticipated by the Adviser.

                           o The Company relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Interests and the amounts Members receive upon the repurchase of Interests. Because Portfolio Funds generally will provide net asset value information on a monthly basis, and may not provide detailed information on their investment positions except on an annual basis, the Company generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation
                                    information   given   to  the   Company   by
                                    Portfolio Managers (except in the case of Portfolio Accounts).

                           o        Portfolio    Managers    typically    charge
                                    asset-based  management  fees, and typically
                                    are     also     entitled     to     receive
                                    performance-based  fees or allocations.  The
                                    Company,  as an investor in Portfolio  Funds
                                    (or by  retaining  a  Portfolio  Manager  to
                                    manage a Portfolio Account), will be subject
                                    to these  fees and  allocations,  which will
                                    reduce   the   investment   returns  of  the
                                    Company. These fees and allocations are in addition to the investment management fee the Company pays to the Adviser.

                           o The performance-based fees or allocations to Portfolio Managers may create an incentive for Portfolio Managers to make investments that are riskier or more speculative than those that might have been made in the absence of performance-based allocations. In addition, because a performance-based fee or allocation will generally be calculated on a basis that includes unrealized appreciation of a Portfolio Fund's assets, the fee or allocation may be greater than if it were based solely on realized gains.

                           o Each Portfolio Manager will receive any performance-based fees or allocations to which it is entitled irrespective of the performance of the other Portfolio Managers and the Company generally. Accordingly, a Portfolio Manager with positive performance may receive performance-based compensation from the Company, which will be borne indirectly by Members, even if the Company's overall returns are negative.

                           o Investment decisions for Portfolio Funds are made by Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Company could incur indirectly certain transaction costs without accomplishing any net investment result.

                           o To the extent the Company purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Company's investment in the Portfolio Fund.

                           o The Company may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Company may not be able to withdraw its investment in a Portfolio Fund promptly after it has made a decision to do so, which may result in a loss and adversely affect the Company's investment return.

                           o Portfolio Funds may be permitted to distribute securities in-kind to investors making withdrawals of capital. Upon the Company's withdrawal of all or a portion of its interest in a Portfolio Fund, the Company may receive securities that are illiquid or difficult to value, and which may cause the Company to incur certain expenses. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Company's portfolio or distribute it to investors in the Company in connection with a repurchase by the Company of all or a portion of Interests of Members.

MANAGEMENT                 The Board of  Managers  of the  Company  has  overall
                           responsibility  for the management and supervision of
                           the operations of the Company.  The Managers  serving
                           on the Board of  Managers  have been  elected  by the
                           Members.  By signing  the limited  liability  company
                           agreement  (the "Company  Agreement") of the Company,
                           each  Member  will be  deemed  to have  voted for the
                           election of each of the Managers.  Any vacancy on the
                           Board of  Managers  may be  filled  by the  remaining
                           Managers,  except to the extent the 1940 Act requires
                           the  election of  Managers by Members.  A majority of
                           the  Managers  are  persons  who are not  "interested
                           persons"  (as defined by the 1940 Act) of the Company
                           or  the  Adviser.   (SEE  "Board  of  Managers"   and
                           "Voting.")

THE ADVISER                Robeco-Sage   Capital    Management,    L.L.C.   (the
                           "Adviser")  serves as the  investment  adviser of the
                           Company and is registered  as an  investment  adviser
                           under  the  Investment   Advisers  Act  of  1940,  as
                           amended,  and as a "commodity pool operator" with the
                           U.S.  Commodity  Futures Trading  Commission and is a
                           member  of  the  National  Futures  Association.  The
                           Adviser is a  wholly-owned  subsidiary of Robeco USA,
                           Inc., a Delaware corporation and subsidiary of Robeco
                           Groep,  N.V.  ("Robeco").  Robeco,  headquartered  in
                           Rotterdam,  the  Netherlands,  is a leading  European
                           asset  manager  that  provides   discretionary  asset
                           management products and services and a complete range of mutual funds to a large number of institutional and retail clients worldwide. Its products include equity funds, fixed income funds, money market funds and alternative products such as private equity funds of funds, hedge funds of funds and structured finance vehicles.

                           Robeco has offices in France, Belgium, Luxembourg, Switzerland, Germany, Spain, the UK, New York (Robeco USA, Inc.) and Toledo, Ohio (Harbor Capital Advisors). Robeco is part of the Rabobank Group. As of November 1, 2003, its total assets under management exceeded $100 billion.

                           Pursuant to an investment advisory agreement with the Company (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Company's investment program and providing day-to-day management services to the Company. The Adviser is authorized, subject to the approval of the Board of Managers and Members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Company or to assist in providing these services. To the extent that the Adviser retains a sub-adviser to manage the assets of the Company, the Adviser is responsible under the Advisory Agreement to review and supervise the services provided by the sub-adviser. In consideration of these investment advisory services, the Company pays the Adviser a quarterly fee of 0.375% (1.50% on an annualized basis) computed based on the average net assets of the Company during each calendar quarter (after adjustment for any subscriptions effective on that date) (the "Management Fee"). The Management Fee is payable in arrears within five business days after the end of the quarter. The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Advisory Agreement.

                           The Adviser also manages the assets of Robeco-Sage Iris Fund, Ltd., a private investment fund incorporated as a Cayman Islands exempted company with limited liability, and which invests all of its investable assets in the Company.

                           Cooperatieve Centrale Raiffeissen - Boerenleen Bank B.A. ("Rabobank"), the parent company of the Adviser and Robeco, and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System or other appropriate bank regulatory agencies. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer

                                      -11
                           them, may restrict the transaction and relationships between the Adviser, Rabobank, Robeco and their affiliates, on the one hand, and the Company, on the other hand, and may restrict the investments and transactions by the Company. Rabobank may be deemed to control the Company for purposes of the BHCA and has elected to treat the Company as part of its "merchant banking" activities, although Rabobank may change this election in the future (without obtaining the consent of the Company or of investors in the Company). Consequently, the Company is subject to the provisions of the BHCA governing merchant banking activities. (SEE "Additional Risk Factors.")

FEES AND EXPENSES          The  Adviser  bears all of its own costs  incurred in
                           providing investment advisory and other services to the Company, including travel and other expenses related to the selection and monitoring of Portfolio
                           Managers.

                           The Company bears all of its own expenses other than those provided by the Adviser pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (E.G., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Company's account such as direct and indirect expenses associated with the Company's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Company utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of any Portfolio Accounts; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged by the Company; audit and tax preparation fees and expenses of the Company; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Management Fee; fees and travel-related expenses of members of the Board of Managers who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Company's transactions among the Adviser and any custodian or other agent engaged by the Company; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

                           The Company also indirectly bears fees and expenses as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.5%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Company retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board of Managers and Members.

                           The Adviser and the Company have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Company (including organization and offering expenses), to the extent necessary to limit the ordinary operating expenses of the Company to 2.25% per annum of the Company's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Company's expenses, the Company will carry forward the amount of expenses waived, paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Company's ordinary operating expenses to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect until terminated by the Adviser or the Company. (SEE "Fees and Expenses.")

CONFLICTS OF INTEREST      The  investment   activities  of  the  Adviser,   the
                           Portfolio Managers and their affiliates for their own accounts and for other accounts they manage may give rise to conflicts of interest that may disadvantage the Company. (SEE "Conflicts of Interest.")

PLACEMENT AGENT            The  Company  may  use  placement  agents,  including
                           Robeco  USA,  L.L.C.,  a Delaware  limited  liability
                           company and division of the Adviser's parent company.
                           The   Adviser   may  pay  from   its  own   resources
                           compensation to Robeco USA, L.L.C. for sales of Interests in an amount not to exceed 35% of the

                           Management Fee earned and attributable to such Interests. If a subscriber is introduced to the Company through a placement agent, the arrangement, if any, with such placement agent will be disclosed to, and acknowledged by, the subscriber.

SUBSCRIPTIONS FOR          The minimum  initial  investment  in the Company from
INTERESTS                  each investor is $250,000, and the minimum additional
                           investment  in the Company is  $100,000.  The minimum
                           initial    and    minimum    additional    investment
                           requirements may be reduced by the Board of Managers.

                           The Company expects to offer Interests once a month, generally as of the last business day of each month or more or less frequently in the sole discretion of the Board of Managers. All subscriptions are subject to the receipt of cleared funds from the investor prior to the applicable subscription date in the full amount of the subscription. The investor must also submit a completed subscription document before the applicable subscription date. The Board of Managers reserves the right to reject any subscription for Interests and the Board of Managers may, in its sole discretion, suspend subscriptions for Interests at any time.

INVESTOR ELIGIBILITY       Each prospective investor will be required to certify
                           that the Interest  subscribed  for is being  acquired
                           directly  or   indirectly   for  the  account  of  an
                           "accredited  investor,"  as defined in  Regulation  D
                           under  the  Securities  Act  of  1933.  In  addition,
                           Interests  are being  offered only to investors  that
                           represent that they are natural persons, companies or
                           other entities (other than  investment  companies and
                           investment  funds) that have a net worth of more than
                           $1.5  million  at the time of  subscription  (or such
                           greater  amount as may be required by applicable  law
                           or by the Board of Managers,  in its sole discretion)
                           or  that  they  meet  certain   other   qualification
                           requirements.  An existing  Member who is subscribing
                           to make an additional  investment in the Company will
                           be required to meet these eligibility criteria at the
                           time  of  the  additional  investment.  The  relevant
                           investor   qualifications   are  set   forth  in  the
                           subscription agreement that must be completed by each
                           prospective   investor.

INVESTOR SUITABILITY       AN  INVESTMENT  IN THE COMPANY  INVOLVES  SUBSTANTIAL
                           RISKS  AND  IS  NOT  NECESSARILY   SUITABLE  FOR  ALL
                           ELIGIBLE INVESTORS.  You may lose some or all of your
                           investment  in the Company.  Before making a decision
                           to invest in the Company, you should consider whether
                           the  investment  is consistent  with your  investment
                           goals  and  needs  and  your   financial   situation,
                           considering such factors as personal net worth, income, age, risk tolerance and liquidity needs.

                           The Company is structured to meet the needs of investors that are subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other entities exempt from Federal income tax (each, a "tax-exempt entity"). In this regard, the Company intends to invest primarily in foreign investment vehicles that are treated as corporations for Federal income tax purposes and other vehicles that will not cause investors to receive "unrelated
                           business   taxable   income."  (SEE  "Tax  Aspects.")

TRANSFER  RESTRICTIONS     Interests   held   by   Members  may  be  transferred
                           only (i) by  operation  of law pursuant to the death,
                           divorce,  bankruptcy,   insolvency,   dissolution  or
                           adjudication of incompetency of a Member or (ii) with
                           the written  consent of the Board of Managers  (which
                           may be withheld in its sole discretion). The Board of
                           Managers  may not consent to a transfer  other than a
                           transfer:  (i) in which the tax basis of the Interest
                           in the  hands of the  transferee  is  determined,  in
                           whole or in part,  by  reference  to its tax basis in
                           the hands of the transferor (E.G.,  certain transfers
                           to  affiliates,  gifts  and  contributions  to family
                           partnerships),   (ii)  to  members  of  the  Member's
                           immediate family (brothers,  sisters, spouse, parents
                           and  children),   (iii)  as  a  distribution  from  a
                           qualified retirement plan or an individual retirement
                           account,  or (iv) a  transfer  to which  the Board of
                           Managers  may  consent   pursuant  to  the  following
                           sentence.  The Board of Managers may consent to other
                           pledges,  transfers,  or assignments under such other
                           circumstances  and  conditions  as it,  in  its  sole
                           discretion,  deems  appropriate;  PROVIDED,  HOWEVER,
                           that  prior  to  any  such   pledge,   transfer,   or
                           assignment,  the Board of Managers shall consult with
                           counsel to the  Company to ensure  that such  pledge,
                           transfer, or assignment will not cause the Company to
                           be treated as a "publicly traded partnership" taxable
                           as a  corporation.  In no  event,  however,  will any
                           transferee  or  assignee  be  admitted  as  a  Member
                           without the consent (or ratification) of the Board of
                           Managers   which   may  be   withheld   in  its  sole
                           discretion. A Member who transfers an Interest may be
                           charged reasonable expenses, including attorneys' and
                           accountants'   fees,   incurred  by  the  Company  in
                           connection with the transfer. (SEE "Redemptions, Repurchase of Interests and Transfers-- Transfers of
                           Interests.")

REDEMPTIONS AND            Interests  are not  redeemable  and a  Member  has no
REPURCHASES OF             right to require the Company to redeem its  Interest.
INTERESTS BY               The  Company  will from  time to time make  offers to
THE COMPANY                repurchase Interests from Members pursuant to written
                           tenders. Repurchase offers will be made at such times
                           and on such terms as may be  determined  by the Board
                           of Managers,  in its sole discretion.  In determining
                           whether  the  Company   should  offer  to  repurchase
                           Interests or portions thereof from Members, the Board
                           of Managers will consider the  recommendations of the
                           Adviser.  The Adviser  currently expects that it will
                           recommend  to the Board of Managers  that the Company
                           offer to repurchase  Interests  from Members no later
                           than March 31, 2005, and thereafter,  four times each
                           year,  as of the last day of each  calendar  quarter.
                           The  Board  of  Managers   will  also   consider  the
                           following factors, among others, in making this determination: (i) whether any Members have requested the Company to repurchase their Interests or portions thereof; (ii) the liquidity of the Company's assets
                           (including the liquidity of investments held by the Portfolio Funds; (iii) the investment plans and working capital requirements of the Company; (iv) the relative economies of scale with respect to the size of the Company; (v) the history of the Company in repurchasing Interests; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Interests or portions thereof. (SEE "Redemptions, Repurchases of Interests and Transfers - No Right of
                           Redemption"  and "- Repurchases of  Interests.")

                           The Company Agreement generally provides that the Company will be dissolved if the Interest of any Member that has submitted a written request to the Company for the repurchase of its entire Interest, in accordance with the terms of the Company Agreement, is not repurchased by the Company within a period of two years following the date the request is received by the Company.

                           If a repurchase offer is oversubscribed by Members who tender Interests for repurchase, the Company will repurchase only a PRO RATA portion of the Interest tendered by each Member. In addition, a Member who tenders for repurchase only a portion of an Interest will be required to maintain a minimum capital account balance of $250,000 or such other amount as is determined by the Board of Managers. The Company maintains the right to reduce the portion of an Interest to be repurchased from a Member so that the required minimum capital account balance is maintained.

                           The Company may redeem all or part of an Interest if, among other reasons, ownership of an Interest by a Member would cause the Company, or the Adviser to be in violation of, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the U.S. or any other relevant jurisdiction.

TAXATION Counsel to the Company will render an opinion that the Company will be classified as a partnership and not as an association taxable as a corporation for Federal income tax purposes. Counsel to the Company also will render its opinion that, under a "facts and circumstances" test set forth in regulations adopted by the U.S. Treasury Department, the Company will not be treated as a "publicly traded partnership" taxable as a corporation. Accordingly, the Company should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member's distributive share of the
                           Company's   taxable   income  or  loss.

                           If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation (as a result of a successful challenge to the opinions rendered by counsel to the Company or otherwise), the taxable income of the Company would be subject to corporate income tax and any distributions of profits from the Company would be treated as dividends. (SEE "Tax Aspects.")

ERISA PLANS AND OTHER      Tax-exempt   investors   subject   to  the   Employee
TAX-EXEMPT ENTITIES        Retirement  Income  Security Act of 1974,  as amended
                           ("ERISA"),  and other  tax-exempt  entities  (each, a
                           "tax-exempt"  entity) may  purchase  Interests in the
                           Company.  The  Company  does not  intend  to  utilize
                           leverage in connection  with its trading  activities.
                           The   Portfolio   Funds  may   utilize   leverage  in
                           connection with their trading activities.  Therefore,
                           a tax-exempt entity that is a Member may incur income
                           tax  liability  with  respect to its share of the net
                           profits  from  these  leveraged  transactions  to the
                           extent they are treated as giving rise to  "unrelated
                           business  taxable  income." To the extent the Company
                           invests  its  assets  in  Portfolio  Funds  that  are
                           treated  as  corporations   for  Federal  income  tax
                           purposes,  including the foreign  Portfolio  Funds in
                           which  the  Company  intends  to  primarily   invest,
                           Members will not receive "unrelated business taxable income." The Company will provide to tax-exempt entities that are Members such accounting information as is available to the Company to assist the Members in reporting "unrelated business taxable income" for income tax purposes.

                           Investment in the Company by tax-exempt entities requires special consideration. Trustees or administrators of these entities are urged to carefully review the matters discussed in this Confidential Memorandum. (SEE "ERISA Considerations" and "Tax Aspects.")

TERM The Company's term is perpetual unless the Company is otherwise terminated under the terms of the Company Agreement.

REPORTS TO MEMBERS         The  Company  will  furnish  to  Members  as  soon as
                           practicable  after the end of each  taxable year such
                           information  as is  necessary  for  them to  complete
                           their income tax or information  returns,  along with
                           any  other  tax  information  required  by  law.  The
                           Company's  ability to provide final  Schedules K-1 to
                           Members  for any given tax year  prior to April 15 of
                           the following  year will depend upon when it receives
                           the requisite  information from Portfolio Funds. (SEE
                           "Additional    Risk    Factors--Special    Risks   of
                           Multi-Manager  Structure.")  The Company will provide
                           Schedules  K-1  as  soon  as  practicable   after  it
                           receives all necessary information.  However,  delays
                           frequently   occur.   Members  should   therefore  be
                           prepared to obtain extensions of the filing dates for their Federal, state and local income tax returns.

                           The Company sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Company's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Company as of the end of any calendar month.

FISCAL YEAR AND            For accounting purposes, the Company's fiscal year is
TAXABLE YEAR               the  12-month  period  ending on March 31.  The first
                           fiscal year of the Company commenced on October 1, 2003 and will end on March 31, 2004. The 12-month period ending December 31 of each year is the taxable year of the Company.

ADMINISTRATOR              SEI   Investments    Global   Funds   Services   (the
                           "Administrator")   provides  various   administrative
                           services to the Company,  including fund  accounting,
                           investor    accounting    and   taxation    services,
                           maintaining the register of the Company and generally
                           performing  all actions  related to the  issuance and
                           transfer  of  Interests;  reviewing  and,  subject to
                           approval by the Company,  accepting subscriptions for
                           Interests and accepting payment therefor;  performing
                           all acts related to the repurchase of Interests;  and
                           performing all other clerical  services  necessary in
                           connection  with the  administration  of the Company.
                           The  Administrator  may delegate  its  administrative
                           functions to any of its affiliates.  In consideration
                           for   these   services,    the   Company   pays   the
                           Administrator an annual fee (paid monthly) in an amount equal to a maximum of .12%, per annum, of the average net assets of the Company, subject to an annual minimum fee of $50,000 during the first year during which the contract is effective and a yearly minimum fee of $75,000 for each year thereafter. The
                           Administrator also serves as the transfer agent for Interests.

CUSTODIAN                  SEI Private Trust Company serves as custodian for the
                           assets of the Company.

                           SUMMARY OF COMPANY EXPENSES

         The following table illustrates the expenses and fees that the Company expects to incur and that investors can expect to bear.

Investor Transaction Expenses
     Maximum Sales Load (as a percentage of offering price).................None

Annual Expenses (as a percentage of net assets attributable to Interests)
     Management Fee........................................................1.50%
     Other Expenses(1).....................................................1.75%
     Total Annual Expenses(2)..............................................3.25%
     Total Annual Expenses After Expense Limitation(2).....................2.25%


         Based on estimates of expenses for the fiscal year ending March 31, 2004.

     (1) Reflects all expected ordinary operating expenses for the current fiscal year other than the management fee and includes organization and offering expenses. Other Expenses and Total Annual Expenses are estimated at 0.50% and 2.00%, respectively, for subsequent periods.

     (2) The Adviser and the Company have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement"). Pursuant to the terms of the Expense Limitation Agreement, the Adviser (or its affiliate) will waive its fees or pay or absorb the ordinary operating expenses of the Company (including organization and offering expenses) to the extent necessary to limit the ordinary operating expenses of the Company to 2.25% per annum of the Company's average monthly net assets (the "Expense Limitation"). In consideration for the Adviser's agreement to limit the Company's expenses, the Company will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation, for a period not to exceed three years from the end of the fiscal year in which the expense was incurred, and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Company's ordinary operating expenses for any year to exceed the Expense Limitation in effect at the time. The Expense Limitation Agreement will remain in effect until terminated by the Adviser or the Company.

         The purpose of the table above and the example below is to assist prospective investors in understanding the various costs and expenses investors in the Company will bear directly or indirectly. "Other Expenses," as shown above, is an estimate, assuming Company net assets of $25 million. For a more complete description of the various costs and expenses of the Company, see "The Adviser" and "Fees and Expenses." In addition to the costs and expenses that investors in the Company will bear directly or indirectly, the Company will bear costs and expenses, indirectly through its investment in Portfolio Funds (or if the Company retains Portfolio Managers to manage Portfolio Accounts). These and any other Portfolio Fund operating expenses or fees are not reflected in the table and will reduce the Company's investment returns. A Portfolio Fund is generally expected to be subject to management fees that range between 1.0-2.5% and performance fees or incentive allocations that range between 15%-25% of its net capital appreciation (if any).


                                                              EXAMPLE 1

                                            1 YEAR      3 YEARS       5 YEARS      10 YEARS
                                            ------      --------      -------      --------
An investor would pay the following
expenses on a $1,000 investment,              $23          $67         $116          $260
assuming a 5% annual return:

                                                        EXAMPLE 2

                                            1 YEAR      3 YEARS       5 YEARS      10 YEARS
                                            ------      --------      -------      --------
An investor would pay the following
expenses on a $250,000 investment,          $5,766       $16,797      $28,959      $65,102
assuming a 5% annual return:


THE EXAMPLES ABOVE ARE BASED ON THE FEES AND EXPENSES SET FORTH ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, AND THE COMPANY'S ACTUAL RATE OF RETURN MAY BE GREATER OR LESS THAN THE HYPOTHETICAL 5% RETURN ASSUMED IN THE EXAMPLES.

                                   THE COMPANY

         Robeco-Sage Triton Fund, L.L.C. (the "Company") is a recently formed Delaware limited liability company that will be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end, management investment company. The Company commenced operations on October 1, 2003, prior to its registration under the 1940 Act. The Company's principal office is located at c/o Robeco-Sage Capital Management, L.L.C., 120 Bloomingdale Road, White Plains, NY 10605, and its telephone number is (914) 948-0300. Responsibility for the overall management and supervision of the operations of the Company is vested in the individuals who serve on the Board of Managers of the Company (the "Board of Managers"). Investors who acquire interests in the Company ("Interests") in the offering being made hereby will become members of the Company ("Members").

         The Company is a specialized investment vehicle that combines many of the features of a private investment fund with those of a closed-end investment company. Private investment funds are unregistered, commingled asset pools that are often aggressively managed and offered in large minimum denominations (often over $1 million) through private placements to a limited number of high net worth individual and institutional investors. The investment advisers of these funds are typically compensated through asset-based fees and performance-based allocations. Closed-end investment companies are 1940 Act registered pools typically organized as corporations or business trusts that usually are managed more conservatively than most private investment funds. They generally impose relatively modest minimum initial investment requirements (often less than $2,000) and are publicly offered to a broad range of investors. The advisers to these companies are typically compensated through asset-based (but not performance-based) fees.

         The Company is similar to a private investment fund in that the investment portfolios of the investment funds in which the assets of the Company are invested may be actively managed and Interests are being sold subject to a minimum initial investment requirement of $250,000 in a private placement solely to U.S. tax-exempt investors and high net worth individuals. In addition, the managers of the investment funds in which the assets of the Company are invested typically are entitled to receive performance-based compensation. Like other closed-end investment companies, however, the Company intends to register under the 1940 Act to be able to offer Interests without limiting the number of investors that can participate in its investment program.

                               INVESTMENT PROGRAM

INVESTMENT OBJECTIVE

         The Company's investment objective is to achieve long term capital appreciation while attempting to reduce risk and volatility. The Company intends to accomplish its investment objective by investing its assets primarily in foreign private investment funds, joint ventures, investment companies, and other similar investment vehicles ("Portfolio Funds") that are managed by a select group of portfolio managers ("Portfolio Managers") that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

         At present, there are a number of money managers whose services are not generally available to the investing public. These managers, who generally place stringent restrictions on the number of persons whose money they will manage, employ a wide variety of investment strategies and techniques. By investing through this diverse group, the Company seeks to provide investors with access to the varied skills and expertise of these managers while at the same time seeks to lessen the risks and volatility associated with investing through any single money manager. An investment in the Company also enables investors to avoid, to a significant extent, the high minimum investment requirements typically imposed on individual investors by Portfolio Managers.

         The Company expects to diversify its holdings among broad categories of investment strategies and techniques. The Adviser will not follow a rigid investment policy which would limit the Company from participating in any single market, strategy or investment. Portfolio Managers are permitted to utilize leverage and invest in long and short positions in equities, options, warrants, fixed income securities, financial and commodity futures, currency forwards, over-the-counter derivative instruments, securities that lack active public markets, repurchase and reverse repurchase agreements preferred stocks and convertible bonds and other financial instruments. When they determine that such an investment policy is warranted, Portfolio Managers may invest without limitation in cash and cash equivalents

         Robeco-Sage Capital Management, L.L.C. (the "Adviser") serves as investment adviser of the Company. The Adviser is responsible for selecting Portfolio Managers and determining the portion of the Company's assets to be allocated to each Portfolio Manager. Portfolio Managers are chosen on the basis of selection criteria established by the Adviser, including an analysis of the Portfolio Manager's performance during various time periods and market cycles, the Portfolio Manager's reputation, experience, training and investment philosophy and policies, whether the Portfolio Manager has an identifiable track record and/or the degree to which the Portfolio Manager has a personal investment in the investment program. Portfolio Managers generally will be compensated on terms which will usually include asset-based or performance-based fees or allocations paid by, or charged to, the relevant Portfolio Fund.

         Portfolio Managers may invest in a wide range of instruments, including, but not limited to, U.S. and foreign equities and equity-related instruments, currencies, commodities, futures and fixed income and other debt-related instruments, cash and cash equivalents, options and warrants. The Adviser expects that Portfolio Managers will utilize both over-the-counter and exchange traded instruments (including derivative instruments), trade on margin and engage in short sales. In addition, Portfolio Managers are permitted to utilize leverage, without limit.

         The Company's multi-asset, multi-manager structure seeks to take advantage of broad market opportunities. The Company will not follow a rigid investment policy that would restrict it from participating in any market, strategy or investment. In fact, subject to certain limitations described herein, the Company's assets may be deployed in whatever markets or strategies are deemed appropriate under prevailing economic and market conditions to attempt to achieve long term capital appreciation. The Adviser seeks to monitor each Portfolio Manager on an ongoing basis. The identity and number of Portfolio Managers is likely to change over time. The Adviser may withdraw from or invest in different Portfolio Funds without prior notice to, or the consent of, the Members.

         As noted above, Portfolio Managers generally conduct their investment programs through Portfolio Funds, which may include foreign private investment funds, joint ventures, investment companies and similar investment vehicles. It is expected that Portfolio Funds in which the Company invests will not be registered under the 1940 Act.

         PORTFOLIO FUNDS AND PORTFOLIO ACCOUNTS. The Company intends to invest its assets primarily in Portfolio Funds. Although it is not currently anticipated, the Company may on occasion retain one or more Portfolio Managers to manage and invest designated portions of the Company's assets (either as separately managed accounts or by creating separate investment vehicles in which a Portfolio Manager will serve as general partner of the vehicle and the Company will be the sole limited partner). Any arrangement in which the Company retains a Portfolio Manager to manage a separate account or separate investment vehicle is referred to as a "Portfolio Account." Portfolio Managers for which such an investment vehicle is formed and Portfolio Managers who manage assets directly for the Company on a managed account basis are collectively referred to as "Sub-Managers."

         The Company will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund's outstanding voting securities, absent an order of the Securities and Exchange Commission (the "SEC") (or assurances from the SEC staff) under which the Company's contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Company also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Company may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Company may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Company to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Company will equal or exceed 25% of the Portfolio Fund's assets, or such lower percentage limit as may be determined by the Company in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

         PORTFOLIO FUND INVESTMENT PRACTICES. Unregistered investment funds typically provide greater flexibility than traditional investment funds (E.G., registered investment companies) as to the types of securities that may be owned, the types of trading strategies that may be employed, and in some cases, the amount of leverage that may be used. Portfolio Managers utilized by the Company may invest and trade in a wide range of securities, financial instruments and markets and may pursue a variety of investment strategies. These investments may include, but are not limited to, U.S. and foreign equity and fixed income securities. The investment programs of Portfolio Managers may also involve the use of a variety of sophisticated investment techniques, for both hedging and non-hedging purposes, including: short sales of securities; use of leverage (I.E., borrowing money for investment purposes); and transactions in derivative securities and other financial instruments such as swaps, stock options, index options, futures contracts and options on futures. These techniques may, in some cases, be an integral part of a Portfolio Manager's investment program and involve significant risks. Portfolio Managers are generally not limited in the markets (either by location or type, such as large capitalization, small capitalization or foreign markets) in which they invest or the investment discipline that they may employ (such as value or growth or bottom-up or top-down analysis).

         For purposes of complying with applicable investment restrictions and investment limitations imposed by the 1940 Act, the Company will "look through" to the underlying investments of any Portfolio Account that the Company may establish. However, Portfolio Funds in which the Company invests are not subject to the investment restrictions of the Company and, unless registered under the 1940 Act, are not subject to any of the investment limitations imposed by the 1940 Act.

         TEMPORARY INVESTMENTS. During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Company may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Company also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (SEE "Investment Practices and Related Risk Factors -- Money Market Instruments.")

         THE COMPANY'S INVESTMENT PROGRAM IS SPECULATIVE AND ENTAILS SUBSTANTIAL RISKS. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THE COMPANY OR ANY PORTFOLIO FUND WILL BE ACHIEVED OR THAT THEIR INVESTMENT PROGRAMS WILL BE SUCCESSFUL. IN PARTICULAR, USE OF LEVERAGE, SHORT SALES AND DERIVATIVE TRANSACTIONS BY PORTFOLIO MANAGERS, AND LIMITED DIVERSIFICATION CAN, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES TO THE COMPANY. INVESTORS SHOULD CONSIDER THE COMPANY AS A SUPPLEMENT TO AN OVERALL INVESTMENT PROGRAM AND SHOULD INVEST ONLY IF THEY ARE WILLING TO UNDERTAKE THE RISKS INVOLVED. INVESTORS IN THE COMPANY COULD LOSE SOME OR ALL OF THEIR INVESTMENT.

INVESTMENT STRATEGIES

         The Company seeks to provide investors with exposure to a mix of hedge fund strategies by investing in Portfolio Funds. The Adviser follows a well-developed investment process consisting of a rigorous evaluation of Portfolio Managers.

         The Portfolio Managers with whom the Company will invest may employ one or more of the investment strategies discussed below, among others. The discussion of particular strategies below is not, in any way, intended to predict the mix of strategies that will be represented in the Company's portfolio. In fact, it is possible that only a limited selection of the depicted strategies could be represented in the portfolio.

                         CONTROLLED RISK/RELATIVE VALUE

         Controlled risk/relative value investing involves taking simultaneous long and short positions in closely-related markets. This strategy relies on the exploitation of market inefficiencies, without speculating on the direction of interest rates, currency exchange rates or equity prices, and without assuming an unhedged exposure to any particular market.

o CONVERTIBLE ARBITRAGE. Convertible arbitrage involves the purchase of an undervalued convertible bond, while hedging with a short position in the underlying equity. The future relationship of the prices of the two securities can be reasonably predicted, and profits are made as the price of the convertible bond converges to its fair value.

o MORTGAGE-BACKED SECURITIES ARBITRAGE. This investment technique exploits relative-value inefficiencies in the mortgage-backed securities market. Undervalued assets are purchased and hedged and overvalued assets are sold short, resulting in a positive return to the investor regardless of movements in interest rates or the incidence of mortgage prepayments.

o CLOSED-END FUND ARBITRAGE. This strategy involves the purchase of closed-end funds trading at significant discounts to their portfolio values. The Portfolio Manager hopes to profit from the mispricing of the closed-end fund's net asset value and the value of the fund's underlying financial instruments, but Portfolio Managers typically hedge these positions through index options or futures that closely represent the make-up of the specific closed-end fund or the market in general.

o MULTISTRATEGY ARBITRAGE. Multistrategy arbitrage funds utilize a combination of arbitrage techniques to achieve their performance objective. The most common arbitrage strategies used include merger arbitrage, convertible arbitrage, equity and statistical arbitrage, and fixed-income arbitrage. These Portfolio Managers have the unique ability to shift capital across strategies based on the market environment and the opportunities available in the financial markets.

                                  EVENT DRIVEN

         Event-driven investing is a strategy that focuses on the securities of companies undergoing some material structural changes. These changes can come in the form of mergers, acquisitions, and other transactions.

o DISTRESSED/HIGH-YIELD. The distressed or high-yield strategy involves investing in the securities of companies experiencing financial or operational difficulties. These securities generally are of below investment grade quality and trade at substantial discounts to par value and, in part, is premised on the need for certain classes of investors to sell low-credit instruments. Profits are made based on two kinds of mispricings: (1) fundamental or intrinsic value, and (2) relative value between comparable securities.

o MERGER ARBITRAGE. Merger arbitrage entails investing in the securities of companies involved in mergers or acquisitions. In a typical stock acquisition transaction, merger arbitrageurs will go long the stock of the target company and short the stock of the acquirer with the objective of realizing profits as the spread between the stock price of the target company converges with the stock price offered by the acquiring company. In a typical cash tender offer, this strategy may involve the purchase of the stock of the target company with the objective of profiting from the difference between the stock's current market price and the announced offer price. In both examples, the realization of profit depends on the consummation of the merger or acquisition. Other sources of income for this strategy include dividend payments and rebates net of expenses.

o SPECIAL SITUATIONS. Special situation investing involves the purchase and sale of stocks of companies involved in spin-offs, capital structure reorganizations, liquidations, and other similar corporate restructuring events. This strategy involves seeking profits by taking positions in financial instruments that become mispriced due to these special situations.

                                     EQUITY

         Equity investing involves the purchase and sale of listed equity and equity-related financial instruments usually based on fundamental research and analysis. Portfolio Managers may invest opportunistically in several sectors or they may be sector specialists.

o LONG-BIASED EQUITY. Long-biased equity investing generally involves the purchase of financial instruments a Portfolio Manager believes are undervalued. Long-biased Portfolio Managers generally have low short exposure and maintain a net exposure usually in excess of 60% net long.

o HEDGED EQUITY. Hedged-equity investing involves the purchase of financial instruments that a Portfolio Manager believes are undervalued and the short sale of financial instruments the Portfolio Manager determines to be overvalued. Hedged-equity Portfolio Managers seek to manage market risk by varying their levels of long and short exposure.

o SHORT BIASED EQUITY. Short-biased equity investing involves the purchase and short sale of equity and equity-related financial instruments. A short sale involves selling the securities of issuers that the Portfolio Manager believes are overvalued based upon an assessment of the prospects of those issuers. Portfolio Managers using this strategy consider a wide range of factors in determining whether a security is overvalued, and may sell a security short because: an issuer has negative cash flows; the security has an exceedingly high market value relative to the value of the assets or the earnings or expected earnings of the issuer; or the issuer is operating at a deficit. Short-biased Portfolio Managers will generally be net short and maintain higher exposures on the short side relative to the long side.

                                      MACRO

         Macro strategies involve taking long and short positions in financial instruments based on a top-down view of economic and capital market conditions. Portfolio Managers begin evaluating opportunities based on economic factors, working their way down to industry, sector, and company specific fundamentals. Investments are usually made in a wide variety of instruments including stocks, bonds, currencies, derivatives, and commodities. Portfolio Managers pursuing macro strategies make judgments about the expected future price direction of these instruments and express that opinion by taking long or short positions in these instruments.

o FUNDAMENTAL/OPPORTUNISTIC. Macro opportunistic Portfolio Managers use the top-down approach to identify long and short investment opportunities, and rely on a wide range of tools to assist in making these judgments, including, but not limited, to relying on instinct and human judgment. Interest rates along with other economic indicators are the main tools used in the research and security selection process.

o SYSTEMATIC/SHORT-TERM TRADING. Systematic/short-term trading Portfolio Managers utilize proprietary computer-based models and trading strategies in seeking to profit from long and short investment opportunities. These Portfolio Managers usually employ very active, high portfolio turnover trading strategies in order to capture profits from shorter-term trading patterns and trends that emerge from macro-related factors.

o COMMODITIES. Portfolio Managers in this area purchase and sell commodity futures and related options contracts based on supply and demand factors affecting pricing within each market. The commodity futures contracts traded may include agricultural commodities (such as corn, oats, wheat and oils), metals (such as gold, silver, copper, platinum and palladium), energy products (such as crude oil, gasoline, heating oil, natural gas, coal and propane), along with equity/bond index and currency futures. Certain Portfolio Managers also use commodity-related equities to implement their strategies.

         PORTFOLIO MANAGER SELECTION PROCESS. It is the responsibility of the Adviser to research and determine the identity of the Portfolio Managers, to satisfy itself as to the suitability of the terms and conditions of the investment companies they manage (or, where relevant, negotiate the respective investment advisory agreements) and to allocate and reallocate the Company's assets among Portfolio Managers. The Adviser will allocate the Company's assets among Portfolio Managers using its proprietary knowledge and experience to seek the optimal mix of investment sectors and styles given its outlook for the economic and investment environment. The Company will not invest more than 20% of its net asset value (measured at the time an investment is made) in the investment program of any single Portfolio Manager.

         Portfolio Managers are chosen on the basis of selection criteria established by the Adviser, including an analysis of the Portfolio Manager's performance during various time periods and market cycles, the Portfolio Manager's reputation, experience, training and investment philosophy and policies, whether the Portfolio Manager has an identifiable track record and/or the degree to which the Portfolio Manager has a personal investment in the investment program. In addition, the Portfolio Manager's ability to provide timely and accurate reporting and its internal controls are considered. Prior to investing with a Portfolio Manager, the Adviser will meet with the Portfolio Manager to discuss the Portfolio Manager's investment program and organization.

         The Adviser will monitor each Portfolio Manager on an ongoing basis. The identity and number of Portfolio Managers is likely to change over time. The Adviser may withdraw from or invest in different investment companies and terminate or enter into new investment advisory agreements without prior notice to or the consent of the Members.

         The Adviser has developed a disciplined and detailed program for identifying, evaluating and monitoring Portfolio Managers. After allocating assets to a Portfolio Manager, the Adviser reviews the Portfolio Manager's investment performance and other factors in determining whether allocation of the Company's assets to the Portfolio Manager continues to be appropriate.

NEGOTIATION OF TERMS

         In some cases, the Adviser actively negotiates the terms of an investment with a Portfolio Manager. The primary items that may be negotiated are management and incentive fees, liquidity and reporting transparency. These revised terms are typically reflected in a "side letter" that modifies the generic offering terms.

REDEMPTION OF INVESTMENTS

         When determined to be appropriate, the Adviser will withdraw the Company's investment from a Portfolio Fund. These withdrawals can be for structural or strategic reasons (E.G., to emphasize a certain strategy based on market conditions) or for specific reasons (E.G., strategy/style drift; departure of key personnel; underperformance relative to peers or relative to expectations). Withdrawals may also be made to fund repurchase requests.

PORTFOLIO MANAGERS

         The identity and number of Portfolio Managers will change over time. The Adviser may withdraw from or invest in Portfolio Funds in its discretion. The retention of a Sub-Manager to manage a Portfolio Account is subject to the approval of the Board of Managers, including a majority of the persons comprising the Board of Managers who are not "interested persons," as defined by the 1940 Act, of the Company or the Adviser. The retention of a Sub-Manager will in such cases also be subject to approval by investors in the Company, unless the Company seeks and obtains an order of the SEC exempting the Company from this requirement. The Company's participation in any Portfolio Account arrangement will be subject to the requirement that the Sub-Manager be registered as an investment adviser under the Advisers Act, and the Company's contractual arrangements with the Sub-Manager will be subject to the requirements of the 1940 Act applicable to investment advisory contracts. The termination of Portfolio Managers and the addition of Portfolio Managers that do not manage Portfolio Accounts do not require the approval of investors in the Company.

         Certain of the Portfolio Managers chosen for the Company's portfolio may be registered as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), or similar state statutes. The Adviser does not require any Portfolio Managers it selects for the Company to be so registered.

BORROWING

         The Company does not intend to borrow money for investment purposes. The Company is authorized to borrow money on a temporary basis (E.G., to meet repurchase requests). Any borrowings by the Company, including borrowings by the Company on behalf of Portfolio Accounts, are subject to a 300% asset coverage requirement under the 1940 Act. Portfolio Funds are not subject to this requirement (except for any Portfolio Funds that are registered under the 1940
Act). Because the Company intends to limit its use of leverage to borrowing money on a temporary basis, it anticipates that investors that are exempt from Federal income tax will not incur "unrelated business taxable income" with respect to their investment in the Company. However, there can be no assurance that any such borrowing will not be treated as giving rise to "unrelated business taxable income" by the Internal Revenue Service. Additionally, borrowing by a Portfolio Fund that is treated as a pass through entity for U.S. tax purposes, may also generate "unrelated business taxable income."

                  INVESTMENT PRACTICES AND RELATED RISK FACTORS

GENERAL

         All investments made by the Company risk the loss of capital. The Portfolio Managers may utilize such investment techniques as margin transactions, short sales, option transactions and forward and futures contracts, which practices can, in certain circumstances, maximize the adverse impact to which the Company may be subject. No guarantee or representation is made that the Company's program will be successful, and investment results may vary substantially over time. (SEE "Investment Program.")

         This section discusses the types of financial instruments that are used by Portfolio Managers, the types of investment practices that may be used and the risk factors associated with these instruments and practices. The impact of a particular risk on a Portfolio Fund will, in turn, have a corresponding impact on the Company.

         PAST RESULTS OF THE PORTFOLIO MANAGERS SELECTED BY THE ADVISER ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

EQUITY SECURITIES

         Portfolio Funds' investments may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. Portfolio Funds also may invest in depository receipts relating to foreign securities. (SEE "Foreign Securities" below.) Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

         Portfolio Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro cap companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. Portfolio Managers may purchase securities in all available securities trading markets.

         COMMON STOCKS. Common stocks are shares of a corporation or other entity that entitle the holder to a PRO RATA share of the profits, if any, of the entity without preference over any other shareholder or claim of shareholders, after making required payments to holders of the entity's preferred stock and other senior securities. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

         PREFERRED STOCKS. Preferred stock generally has a preference as to dividends, and upon the event of liquidation, a preference over an issuer's common stock, but ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash (or additional shares of preferred stock) at a defined rate, but unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

         CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

         The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

         A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio Fund is called for redemption, a Portfolio Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on a Portfolio Fund's ability to achieve its investment objective, which, in turn, could result in losses to the Company.

BONDS AND OTHER FIXED-INCOME SECURITIES

         Portfolio Funds may invest in bonds and other fixed-income securities. Portfolio Managers will invest in these securities when they offer opportunities for capital appreciation and may also invest in these securities for temporary defensive purposes and to maintain liquidity.

         Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Securities") or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (I.E., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (I.E., market risk).

         Portfolio Managers may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by a Portfolio Manager to be of comparable quality. Non-investment grade debt securities (typically called "junk bonds") are securities that have received a rating from a NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

FOREIGN SECURITIES

         Portfolio Managers may invest in securities of foreign issuers and in depository receipts, such as American Depository Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Foreign securities in which Portfolio Managers may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Investments in foreign securities are affected by risk factors generally not thought to be present in the U.S. These factors include, but are not limited to, the following: varying custody, brokerage and settlement practices; difficulty in pricing; less public information about issuers of foreign securities; less governmental regulation and supervision over the issuance and trading of securities than in the U.S.; the unavailability of financial information regarding the foreign issuer or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation or nationalization; the imposition of withholding and other taxes; adverse political, social or diplomatic developments; limitations on the movement of funds or other assets of a Portfolio Fund between different countries;
difficulties  in  invoking  legal  process  abroad  and  enforcing   contractual
obligations; and the difficulty of assessing economic trends in foreign countries. Moreover, governmental issuers of foreign securities may be unwilling to repay principal and interest due, and may require that the conditions for payment be renegotiated. Investment in foreign countries also involves higher brokerage and custodian expenses than does investment in domestic securities.

         Other risks of investing in foreign securities include changes in currency exchange rates (in the case of securities that are not denominated in U.S. dollars) and currency exchange control regulations or other foreign or U.S. laws or restrictions, or devaluations of foreign currencies. A decline in the exchange rate would reduce the value of certain of a Portfolio Fund's foreign currency denominated portfolio securities irrespective of the performance of the underlying investment. In addition, a Portfolio Fund may incur costs in connection with conversion between various currencies. The foregoing risks may be greater in emerging and less developed countries. (SEE "Investment Practices and Related Risk Factors - Emerging Market Investments.")

         A Portfolio Fund may enter into forward currency exchange contracts ("forward contracts") for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving a Portfolio Fund's obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by a Portfolio Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when a Portfolio Fund anticipates purchasing or selling a foreign security. This technique would allow the Portfolio Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of a Portfolio Fund's existing holdings of foreign securities. There may be, however, imperfect correlation between a Portfolio Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue a Portfolio Fund's investment objective, such as when a Portfolio Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Portfolio Fund's investment portfolio. There is no requirement that the Portfolio Funds hedge all or any portion of their exposure to foreign currency risks.

NON-DIVERSIFIED STATUS

         The Company is a "non-diversified" investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of its assets that may be invested in the securities of any one issuer. Also, there generally are no requirements that the investments of Portfolio Funds be diversified. The portfolio of the Company may, therefore, be subject to greater risk than the portfolio of a similar fund that diversifies its investments. To address this risk, the Company will not invest more than 20% of its net asset value (measured at the time an investment is made) in the investment program of any single Portfolio Manager. The Adviser believes that this approach can help to reduce overall investment risk.

LEVERAGE

         Some or all of the Portfolio Managers may make margin purchases of securities and, in that regard, can borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. The Company may also borrow money for temporary or emergency purposes or in connection with the repurchase of Interests.

         Trading equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying (typically lower) percentages with respect to transactions in foreign markets. Borrowings to purchase equity securities typically will be secured by the pledge of those securities. The financing of securities purchases may also be effected through reverse repurchase agreements with banks, brokers and other financial institutions.

         Although leverage can increase investment return if a Portfolio Fund earns a greater return on investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease investment return if a Portfolio Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will therefore magnify the volatility of changes in the value of investments held by Portfolio Funds that engage in this practice. In the event that a Portfolio Fund's equity or debt instruments decline in value, the Portfolio Fund could be subject to a "margin call" or "collateral call," pursuant to which the Portfolio Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of a Portfolio Fund's assets, the Portfolio Manager might not be able to liquidate assets quickly enough to pay off the Portfolio Fund's borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. Portfolio Funds also may be required to maintain minimum average balances in connection with borrowings or to pay commitment or other fees to maintain lines of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

         The 1940 Act requires an investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the "Asset Coverage Requirement"). This means that the value of an investment company's total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to Portfolio Funds and, therefore, the Company's portfolio may be exposed to the risk of highly leveraged investment programs of certain Portfolio Funds and the volatility of the value of an investment in the Company may be great.

         In order to obtain "leveraged" market exposure in certain investments and to increase overall returns, a Portfolio Manager may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the Asset Coverage Requirement. These instruments may nevertheless involve significant economic leverage and therefore may, in some cases, involve significant risks of loss.

SHORT SALES

         Some or all of the Portfolio Managers may attempt to limit a Portfolio Fund's exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Portfolio Manager believes possess volatility characteristics similar to those being hedged. In addition, Portfolio Managers may use short sales for non-hedging purposes to pursue their investment objectives. For example, a Portfolio Fund may effect a short sale of a security if, in the Portfolio Manager's view, the security is over-valued in relation to the issuer's prospects for growth.

         To effect a short sale, a Portfolio Fund will borrow a security from a brokerage firm to make delivery to the buyer. The Portfolio Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio Fund, which would result in a loss or gain, respectively. This investment technique is considered speculative. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

REPURCHASE AGREEMENTS

         Repurchase agreements are agreements under which a Portfolio Fund or the Company purchases securities from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Portfolio Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Portfolio Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Portfolio Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Portfolio Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Portfolio Fund is able to dispose of them. If a Portfolio Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Portfolio Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result.

REVERSE REPURCHASE AGREEMENTS

         Reverse repurchase agreements are a form of borrowing that involves a sale of a security by a Portfolio Fund to a bank or securities dealer and the Portfolio Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of a Portfolio Fund's investment portfolio.

FOREIGN CURRENCY TRANSACTIONS

         Portfolio Funds may engage in foreign currency transactions for a variety of purposes, including to fix in U.S. dollars, between trade and settlement date, the value of a security a Portfolio Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Portfolio Fund already owns, particularly if a Portfolio Manager expects a decrease in the value of the currency in which the foreign security is denominated. Portfolio Funds may, in some cases, purchase and sell foreign currency for non-hedging purposes.

         Foreign currency transactions may involve the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve a Portfolio Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Portfolio Fund contracted to receive in the exchange. A Portfolio Manager's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

MONEY MARKET INSTRUMENTS

         Portfolio Managers may, for defensive purposes or otherwise, invest some or all of a Portfolio Fund's assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Portfolio Manager deems appropriate under the circumstances. The Company also may invest in these instruments for liquidity purposes. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

PURCHASING INITIAL PUBLIC OFFERINGS

         Portfolio Managers may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for Interests. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Portfolio Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospectus of achieving them.

SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

         Portfolio Managers may utilize a variety of special investment instruments and techniques (described below) to hedge the portfolios of the Portfolio Funds against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Portfolio Fund's investment objective. These strategies may be executed through derivative transactions. The instruments the Portfolio Managers may use and the particular manner in which they may be used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of the special investment instruments and techniques that the Portfolio Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

         DERIVATIVES. Some or all of the Portfolio Managers may invest in, or enter into, derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Portfolio Manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the Portfolio Manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities.

         Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Portfolio Fund's performance.

         If a Portfolio Manager invests in Derivatives at inopportune times or judges market conditions incorrectly, such investments may lower a Portfolio Fund's return and result in a loss. A Portfolio Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if a Portfolio Manager is unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

         OPTIONS AND FUTURES. Portfolio Managers may utilize options and futures contracts. They also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, a Portfolio Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, a Portfolio Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Portfolio Funds also may include options on baskets of specific securities.

         Portfolio Managers may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Portfolio Fund owns the underlying security. The sale of such an option exposes a Portfolio Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Portfolio Fund's books to fulfill the obligation undertaken. The sale of such an option exposes a Portfolio Fund during the term of the option to a decline in price of the underlying security while depriving the Portfolio Fund of the opportunity to invest the segregated assets.

         A Portfolio Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Portfolio Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, a Portfolio Manager would ordinarily make a similar "closing sale transaction," which involves liquidating the Portfolio Fund's position by selling the option previously purchased, although the Portfolio Manager would be entitled to exercise the option should it deem it advantageous to do so.

         Portfolio Managers may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits a Portfolio Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Portfolio Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

         Engaging in these transactions involves risk of loss to the Portfolio Funds which could adversely affect the value of the Company's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Portfolio Funds to substantial losses.

         Successful use of futures also is subject to the Portfolio Manager's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

         Pursuant to regulations or published positions of the SEC, a Sub-Manager may be required to segregate permissible liquid assets in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting the Sub-Manager's ability otherwise to invest those assets.

         Portfolio Managers may purchase and sell stock index futures contracts for the Portfolio Funds. A stock index future obligates a Portfolio Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

         Portfolio Managers may purchase and sell interest rate futures contracts for the Portfolio Funds. An interest rate future obligates a Portfolio Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

         Portfolio Managers may purchase and sell currency futures. A currency future obligates a Portfolio Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

         CALL AND PUT OPTIONS ON SECURITIES INDICES. Portfolio Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by a Portfolio Manager of options on stock indexes will be subject to the Portfolio Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

         WARRANTS AND RIGHTS. Portfolio Funds may purchase warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

         SWAP AGREEMENTS. Portfolio Funds may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if a Portfolio Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a

"notional amount," I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         Most swap agreements entered into by Portfolio Funds would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, a Portfolio Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that a Portfolio Fund is contractually obligated to make. If the other party to a swap defaults, a Portfolio Fund's risk of loss consists of the net amount of payments that the Portfolio Fund contractually is entitled to receive.

         FORWARD TRADING. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by a Portfolio Manager due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Portfolio Managers would otherwise recommend, to the possible detriment of the Company. Market illiquidity or disruption could result in major losses to the Company. In addition, managed accounts or investment funds in which the Portfolio Fund has an interest may be exposed to credit risks with regard to counterparties with whom the Portfolio Managers trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Company. To the extent possible, the Adviser will endeavor to select Portfolio Managers that it believes will deal only with counterparties that are creditworthy and reputable institutions, but such counterparties may not be rated investment grade.

         EMERGING MARKET INVESTMENTS. A Portfolio Manager may invest in securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in substantially greater price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict a Portfolio Manager's investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, in emerging countries designed to protect investors than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

LENDING PORTFOLIO SECURITIES

         Portfolio Funds may lend securities held in their portfolios to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The lending Portfolio Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords it an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities by a Sub-Manager may not exceed 33-1/3% of the value of a Portfolio Account's total assets, and, in respect of such transactions, the Portfolio Fund will receive collateral consisting of cash, U.S. Government Securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio Fund might experience loss if the institution with which the Portfolio Fund has engaged in a portfolio loan transaction breaches its agreement with the Portfolio Fund.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

         Portfolio Managers may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Portfolio Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Portfolio Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Portfolio Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, when effected by the Company and by a Portfolio Account managed by a Sub-Manager, will be subject to the Company's limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Portfolio Fund on a forward basis will not honor its purchase obligation. In such cases, a Portfolio Fund may incur a loss.

RESTRICTED AND ILLIQUID INVESTMENTS

         Portfolio Funds may invest in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "1933 Act"), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

         Where registration is required to sell a security, a Portfolio Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio Fund may be permitted to sell a security under an effective registration statement. If, during such period, adverse market conditions were to develop, a Portfolio Fund might obtain a less favorable price than prevailed when it decided to sell. For Portfolio Accounts that are managed by a Sub-Manager, restricted securities for which no market exists and other illiquid investments are valued at fair value, as determined in accordance with procedures approved and periodically reviewed by the board of managers of the Company. Portfolio Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased such securities.

         In addition, the Company's interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Company may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Company if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so. (SEE "Additional Risk Factors-Liquidity Risks.")

USE OF PROCEEDS; CASH EQUIVALENTS

         The net proceeds of the offering of Interests (after payment of expenses) are expected to be invested at all times in accordance with the investment objective and policies of the Company. During periods of adverse market conditions in the securities markets, as determined by the Adviser, the Company may temporarily invest all or any portion of its assets in high quality fixed-income securities, money market instruments or shares of money market funds, or may hold its assets as cash. The Company also may invest in money market instruments or shares of money market funds, or hold cash, for liquidity purposes. (SEE "Investment Practices and Related Risk Factors -- Money Market Instruments.") The Portfolio Managers may also invest in such cash equivalents.

INVESTMENT POLICIES AND RESTRICTIONS

         The Company has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Company's outstanding voting securities (as defined by the 1940 Act). In applying these restrictions, the Company will aggregate its investments and transactions with those of each Portfolio Account, if any, that is advised by a Sub-Manager. The Company may not:

          o    Issue  senior  securities,  except  to the  extent  permitted  by
               Section 18 of the 1940 Act or as otherwise permitted by the Securities and Exchange Commission (the "SEC") or its staff.

          o Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

          o Underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities.

          o Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Company's investment policies.

          o Purchase, hold or deal in real estate, except that the Company may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

          o Invest in commodities or commodity contracts, except that the Company may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

          o Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry or group of related industries, except that the Company may invest 25% or more of the value of its total assets in Portfolio Funds, but will not invest 25% or more of the value of its total assets in Portfolio Funds that focus on investing in any single industry or group of related industries.

         The investment objective of the Company is also fundamental and may not be changed without a vote of a majority of the Company's outstanding voting securities.

         Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Company, means the vote, at an annual or a special meeting of the security holders of the Company duly called,
(A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the company, whichever is less.

         The investment restrictions and other policies described in this Confidential Memorandum do not apply to Portfolio Funds; however, such investment restrictions will apply to Portfolio Accounts. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Company's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

         The Adviser will not cause the Company to make loans to or receive loans from the Adviser or its affiliates, except to the extent permitted by the 1940 Act or as otherwise permitted by applicable law. The Company and Portfolio Funds may effect brokerage transactions through affiliates of the Adviser, subject to compliance with the 1940 Act. (SEE "Conflicts of Interest" and "Brokerage.")

                             ADDITIONAL RISK FACTORS

INCENTIVE ALLOCATION

         The Portfolio Managers may receive compensation based on performance-based allocations, expected to range from 15% to 25% of net profits. Such compensation arrangements may create an incentive for the Portfolio Manager to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because the performance-based allocation will be calculated on a basis that includes realized and unrealized appreciation of a Portfolio Fund's assets, the performance-based allocation may be greater than if it were based solely on realized gains.

LIMITED OPERATING HISTORY

         The Company is a recently formed entity and has a limited operating history upon which prospective investors can evaluate its likely performance. There can be no assurance that the Company will achieve its investment objective.

LIQUIDITY RISKS

         Interests will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer. No Member will have the right to require the Company to redeem its Interest in the Company. Although the Company will offer to repurchase Interests from time to time, a Member may not be able to liquidate its Interest for up to two years. The Adviser currently expects that it will recommend to the Board of Managers that the Company offer to repurchase Interests from Members as of the last day of each calendar quarter. (SEE "Redemptions, Repurchases of Interests and Transfers.")

         Limitations on the Company's ability to withdraw its assets from Portfolio Funds may limit the Company's ability to repurchase Interests. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer from the date of the Company's investment. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as semi-annually or annually. Because the primary source of funds to repurchase Interests will be withdrawals from Portfolio Funds, the application of these lock-ups and other withdrawal limitations will significantly limit the Company's ability to tender for repurchase its Interests.

DISTRIBUTIONS TO MEMBERS

         The Company does not intend to make periodic distributions of its net income or gains, if any, to Members. Prospective Members should take note of this limitation when determining whether or not an investment in the Company is suitable for their particular circumstances. The Board of Managers reserves the right to change this policy.

COUNTERPARTY CREDIT RISK

         Many of the markets in which the Portfolio Managers effect their transactions are "over-the-counter" or "inter-dealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Portfolio Fund enters into swaps or transactions in derivatives or synthetic instruments, or other over-the-counter transactions, it is assuming a credit risk with regard to parties with which it trades and may also bear the risk of settlement default. These risks may differ materially from those associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. This exposes a Portfolio Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Portfolio Fund to suffer a loss. Such counterparty risk is accentuated in the case of contracts with longer maturities where events may intervene to prevent settlement, or where a Portfolio Fund has concentrated its transactions with a single or small group of counterparties. Portfolio Funds are not restricted from dealing with any particular counterparty or from concentrating any or all of their transactions with one counterparty. The ability of Portfolio Funds to transact business with any one or number of counterparties, the lack of any independent evaluation of such counterparties' financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Company.

BANKING REGULATION

         The Adviser is a wholly-owned subsidiary of Robeco USA, Inc., which is a subsidiary of Robeco Groep, N.V. ("Robeco"), which is a subsidiary of Cooperatieve Centrale Raiffeissen-Boerenleen Bank B.A. ("Rabobank"), a financial holding COMPANY. Rabobank and its affiliates are subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA"), and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). Robeco-Sage Iris Fund, Ltd. ("Iris Fund") owns 5% or more of the Company's voting securities. The Investment Manager of Iris Fund also serves as the Adviser for the Company. Because the Adviser's ultimate parent is Rabobank, Rabobank will be deemed to control the Company for purposes of the BHCA, and the Company will be subject to certain provisions of the BHCA until ownership of the Company's voting securities by other investors reduces

Rabobank's ownership percentage. The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transactions and relationships between the Adviser, Robeco, Rabobank and their affiliates, on the one hand, and the Company, on the other hand, and may restrict the investments and transactions by the Company. For example, the BHCA and the rules and regulations of the Federal Reserve currently impose certain restrictions on the ability of bank holding companies to own equity securities of certain issuers.

         Under the BHCA, a bank holding company, if it meets certain criteria, may elect to become a financial holding company (an "FHC"). Rabobank has elected to become an FHC. An FHC may engage in, and may acquire companies engaged in, a wide range of activities that are "financial in nature" (or in some circumstances, "incidental" or "complementary" to financial activities), including certain banking, securities, merchant banking and insurance activities.

         Rabobank has elected to treat the Company as part of its merchant banking activities, although Rabobank may change this election in the future (without obtaining the consent of the Company or of investors in the Company). Consequently, the Company (and each arrangement in which the Company retains a Sub-Manager to manage a Portfolio Account) is subject to the provisions of the BHCA governing merchant banking activities by affiliates of FHCs. The Federal Reserve and the U.S. Department of Treasury have issued regulations governing the merchant banking activities of an FHC (the "Merchant Banking Regulations"), which govern the Company's investments. Under the Merchant Banking Regulations, among other things, the duration of an investment by an FHC in a particular portfolio company is limited to a maximum of 10 years without approval of the Federal Reserve (the "10-Year Holding Limitation"), and upon its approval, in extraordinary circumstances, for an additional period of time. Also, under the Merchant Banking Regulations, the participation of the Adviser or the Company in the management and operation of a Portfolio Fund is limited and restricted in certain ways. The Merchant Banking Regulations permit the Company (through representatives on any governing body of a Portfolio Fund) to exercise customary oversight over the operations and management of a Portfolio Fund. However, the Merchant Banking Regulations restrict the Company's representatives from becoming officers, employees or agents of a Portfolio Fund, from exercising control (by contract or otherwise) of the routine business decisions of a Portfolio Fund, and from otherwise becoming involved in the day-to-day operations of a Portfolio Fund. Nonetheless, the Merchant Banking Regulations would permit the Company's representatives to become involved in the routine management and operation of a Portfolio Fund when necessary or required to obtain a reasonable return upon resale or other disposition and only for a limited duration.

         In the future, Rabobank may decide not to treat the Company as part of its merchant banking activities. In that event and until Rabobank's ownership percentage in the Company is reduced below the amount that would be regarded by the Federal Reserve as constituting control of the Company for BHCA purposes, each of the Company's investments would have to be a passive investment for purposes of the BHCA. To be a passive investment, the investment in a Portfolio Fund or in an issuer in which a Portfolio Account invests by Rabobank and its affiliates, including the Company (and all other funds "controlled" by Rabobank and its affiliates), must be limited, in the aggregate, to less than 5% of the outstanding shares of any class of voting securities, and less than 25% of the total equity (including subordinated debt), of the Portfolio Fund or such issuer. The Company (including any Portfolio Account) would also be prohibited from exercising a "controlling influence over the management or policies" of any Portfolio Fund or certain issuers in which a Portfolio Account invests. Alternatively, Rabobank may determine to restructure the Company so that bank regulatory restrictions on the Company's investment program are not applicable. To accomplish this result, the investments of Rabobank and its affiliates in the Company could be reduced below the amount that would be regarded by the Federal Reserve as constituting control of the Company for BHCA purposes.

         If in the future Rabobank ceases to qualify as an FHC under the BHCA and the regulations of the Federal Reserve, additional restrictions may be imposed on the Company's activities under applicable banking laws. There can be no assurance that the bank regulatory requirements applicable to the Company, or any change in such requirements, would not have an adverse effect on the Company's investment program or performance.

         The regulations summarized above may be changed by the Federal Reserve in the future, in which event the requirements applicable to the Adviser, the Company and the Company's investments also may change.

SPECIAL RISKS OF MULTI-MANAGER STRUCTURE

         The Adviser invests assets of the Company through the Portfolio Managers. The success of the Company depends upon the ability of the Adviser and the Portfolio Managers to develop and implement investment strategies that achieve the Company's investment objective. For example, a Portfolio Manager's inability to effectively hedge an investment strategy that it utilizes may cause the assets of the Company invested with such Portfolio Manager to significantly decline in value and could result in substantial losses to the Company. Moreover, subjective decisions made by the Adviser and/or the Portfolio Managers may cause the Company to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

         INVESTMENTS IN UNREGISTERED PORTFOLIO FUNDS. The Portfolio Funds generally will not be registered as investment companies under the 1940 Act and, therefore, the Company, as an investor in these Portfolio Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as mutual funds.

         There is also a risk that a Portfolio Manager could convert to its own use assets committed to it by the Company or that a custodian could convert to its own use assets committed to it by a Portfolio Manager. There can be no assurance that the Portfolio Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Portfolio Managers will be protected.

         RELIANCE ON INFORMATION PROVIDED BY PORTFOLIO MANAGERS. The Company relies primarily on information provided by Portfolio Managers in valuing its investments in Portfolio Funds. There is a risk that inaccurate valuations provided by Portfolio Managers could adversely affect the value of Interests and, therefore, the amounts Members receive upon the repurchase of Interests. Because Portfolio Funds provide net asset value information to the Company on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Company generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset value other than as of the end of each month and may not be able to verify valuation information given to the Company by Portfolio Managers (except in the case of Portfolio Accounts). A Portfolio Manager may use proprietary investment strategies that are not fully disclosed, which may involve risks under some market conditions that are not anticipated by the Adviser. It is expected that the Company will be given advance notice of any material change in a Portfolio Fund's investment program or policies. However, there can be no assurance that a Portfolio Manager will provide such notice and thus, the Company's investment portfolio may be subject to additional risks which may not be promptly identified by the Adviser.

         For the Company to complete its tax reporting requirements and to provide an audited annual report to Members, it must receive information on a timely basis from the Portfolio Managers. A Portfolio Manager's delay in providing this information could delay the Company's preparation of tax information for investors, which will require Members to seek extensions on the deadline to file their tax returns, or could delay the preparation of the Company's annual report.

         ADDITIONAL FEES AND EXPENSES. An investor who meets the conditions imposed by the Portfolio Managers, including minimum initial investment requirements that may be substantially higher than those imposed by the Company, could invest directly with the Portfolio Managers. By investing in the Portfolio Funds indirectly through the Company, an investor bears a PRO RATA portion of the asset-based fee and other expenses of the Company, and also indirectly bears a PRO RATA portion of the asset-based fees, performance-based allocations and other expenses borne by the Company as an investor in Portfolio Funds.

         The fees and other expenses borne directly and indirectly by the Company, including those fees, expenses and performance-based allocations that are borne by the Company as an investor in Portfolio Funds or Portfolio Accounts, are higher than those of most other registered investment companies.

         The Company, as an investor in a Portfolio Fund, may be required to indemnify the Portfolio Fund and its Portfolio Manager from liability, damage, cost or expense arising out of various matters where the Portfolio Fund or Portfolio Manager has been adversely affected by the Company's actions or has incurred liabilities arising from the Company's actions. In addition, the Company may agree to indemnify the Portfolio Manager of a Portfolio Account for certain matters, subject to any applicable limitations imposed by the 1940 Act.

         INDEPENDENT PORTFOLIO MANAGERS. Each Portfolio Manager will receive any performance-based allocations to which it is entitled irrespective of the performance of the other Portfolio Managers generally. Thus, a Portfolio Manager with positive performance may receive compensation from the Company, even if the Company's overall returns are negative. Investment decisions of the Portfolio Funds are made by the Portfolio Managers independently of each other. As a result, at any particular time, one Portfolio Fund may be purchasing shares of an issuer whose shares are being sold by another Portfolio Fund. Consequently, the Company could directly or indirectly incur certain transaction costs without accomplishing any net investment result.

         LIQUIDITY IMPLICATIONS. The Company may make additional investments in or effect withdrawals from Portfolio Funds only at certain specified times. The Company may not be able to withdraw its investment in the Portfolio Fund promptly after it has made a decision to do so, which may result in a loss to the Company and adversely affect the Company's investment return.

         Portfolio Funds may be permitted to distribute securities in-kind to investors, including the Company, making withdrawals of capital. Thus, upon the Company's withdrawal of all or a portion of its interest in a Portfolio Fund, the Company may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would determine whether to attempt to liquidate the security, hold it in the Company's portfolio or distribute it to investors in the Company.

         LIMITATIONS ON VOTING RIGHTS OF PORTFOLIO FUNDS. To the extent the Company purchases non-voting securities of a Portfolio Fund or waives its right to vote its securities with respect to Portfolio Funds, it will not be able to vote on matters that require the approval of the investors in the Portfolio Fund, including matters that could adversely affect the Company's investment in the Portfolio Fund.

VALUATION ESTIMATES

         In most cases, the Adviser will have no ability to assess the accuracy of the valuations received from a Portfolio Manager regarding a Portfolio Fund. Furthermore, the net asset values received by the Adviser from such Portfolio Managers will typically be estimates only, subject to revision based on Portfolio Fund's annual audit. Revisions to the Company's gain and loss calculations will be an ongoing process, and no net capital appreciation or depreciation figure can be considered final until the Company's annual audit is completed.

         Certain securities in which Portfolio Funds invest may not have readily ascertainable market prices. These securities will nevertheless generally be valued by Portfolio Managers, which valuations will be conclusive with respect to the Company, even though Portfolio Managers will generally face a conflict of interest in valuing such securities because the values given to the securities will affect the compensation of the Portfolio Managers. Any such securities held by a Portfolio Account will be valued at their "fair value" as determined in good faith by the Board of Managers.

         It is possible that the valuation of the Company's investment in a Portfolio Fund as provided by a Portfolio Manager as of a specific date will vary from the fair value of the investment as determined under procedures adopted by the Board of Managers. In such event, the Company might receive less than the fair value of its investment in connection with its withdrawal of its investment from a Portfolio Fund. The Adviser will attempt to resolve any conflicts between valuations assigned by a Portfolio Manager and fair value as determined by the Board of Managers by seeking information from the Portfolio Manager and reviewing all relevant available information. Such review may result in a determination to change the fair value of the Company's investment. Investors should recognize that valuations of illiquid securities, such as interests in Portfolio Funds, involve various judgments and consideration of factors that may be subjective. As a result, the net asset value of the Company, as determined based on the fair value of its interests in Portfolio Funds, may vary from the amount the Company would realize on the withdrawal of its investments from the Portfolio Funds. This could adversely affect the Company, new Members and Members whose Interests are repurchased.

OTHER CONSIDERATIONS

         ERISA AND OTHER FEDERAL AND STATE REGULATIONS. Investors may be subject to Federal and state laws, rules and regulations which may regulate their participation in the Company, or their engaging directly, or indirectly through an investment in the Company, in investment strategies of the types which the Company's Portfolio Managers may utilize from time to time (E.G., short sales of securities, the purchase and sale of options, limited diversification and leverage). While the Company believes its investment program generally is appropriate for U.S. tax-exempt investors subject to ERISA for which an investment in the Company would otherwise be suitable, each type of investor may be subject to different laws, rules and regulations, and prospective investors should consult with their own advisers as to the advisability and tax consequences of an investment in the Company. In particular, investors should consider the applicability to them of the provisions relating to "unrelated business taxable income" and other special considerations under ERISA and/or the Internal Revenue Code of 1986, as amended (the "Code"). Trustees or administrators of such entities are urged to carefully review the matters discussed in this Confidential Memorandum. (SEE "Investment Program" and "ERISA Considerations.")

         DILUTION. In the case of Portfolio Managers which limit the amount of additional capital which they will accept from the Company, continued sales of the Interests in the Company will dilute the participation of existing Members in such Portfolio Funds.

         MASTER/FEEDER STRUCTURE. The Company may operate as a "master fund" as part of a master/feeder structure such that certain of its investors may be "feeder" funds, I.E., private investment funds that pursue their investment programs by investing substantially all of their assets in the Company. If some or all of these feeders withdraw their assets from the Company and such assets represent a significant percentage of the Company's assets, the withdrawals could have an adverse impact on the ability of the Company to implement is investment program.

         FOREIGN TAXATION. With respect to certain countries, there is a possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains or other income, limitations on the removal of funds or other assets of the Company, political or social instability or diplomatic developments that could affect investments in those countries. An issuer of securities may be domiciled in a country other than the country in whose currency the instrument is denominated. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other. (SEE "Tax Aspects.")

         CHANGING MARKET AND ECONOMIC CONDITIONS. Changing market and economic conditions and other factors, such as changes in U.S. Federal, state or local tax laws, securities laws, bankruptcy laws or accounting standards, may make the business of the Company less profitable or unprofitable.

         THE FOREGOING LIST OF RISK FACTORS DOES NOT PURPORT TO BE A COMPLETE ENUMERATION OF THE RISKS INVOLVED IN AN INVESTMENT IN THE COMPANY. PROSPECTIVE INVESTORS SHOULD READ THIS ENTIRE CONFIDENTIAL MEMORANDUM.

                               PERFORMANCE HISTORY

         The Company has a limited operating history. Appendix B contains investment performance information for private unregistered funds that are managed by the Adviser using the same personnel that manage the Company in accordance with an investment program that is substantially similar to the Company's investment program. This performance information does not represent the investment performance of the Company. The information is provided to illustrate the experience and historic investment results obtained by the Adviser. It should not be viewed as indicative of the future investment performance of the Company.

         In addition, Appendix B provides the Company's actual investment performance for its limited period of operations. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix B. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE INVESTMENT RESULTS.

                                BOARD OF MANAGERS

         The Board of Managers has overall responsibility for the management and supervision of the operations of the Company and has approved the Company's investment program. It exercises similar powers, authority and responsibilities on behalf of the Company as are customarily exercised by the board of directors of a registered investment company organized as a corporation, and has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Company's business. The Managers do not contribute to the capital of the Company in their capacity as Managers, but may subscribe for Interests, subject to the eligibility requirements described in this Confidential Memorandum.

         Information regarding each of the Managers and officers of the Company, including their principal occupations during the past five years, is set forth below. The business address of each Manager and officer is c/o Robeco-Sage Capital Management, L.L.C., 120 Bloomingdale Road, White Plains, New York 10605.


------------------------- ------------------ --------------------------------------- --------------- -----------------------
NAME, AGE, AND POSITION   TERM OF OFFICE     PRINCIPAL OCCUPATION DURING PAST 5      NUMBER OF       OTHER DIRECTORSHIPS
WITH THE FUND             AND LENGTH OF      YEARS                                   FUNDS IN FUND   HELD BY MANAGERS
                          TIME SERVED                                                COMPLEX
                                                                                     OVERSEEN BY
                                                                                     MANAGER
------------------------- ------------------ --------------------------------------- --------------- -----------------------

                                                  DISINTERESTED MANAGERS
------------------------- ------------------ --------------------------------------- --------------- -----------------------
Richard Pollack, 45,      Indefinite         1/2000 - present, Consultant,                 0                   0
Manager                                      Ferguson Pollack Kern Consulting LLC

                                             12/94 - 12/99, General Counsel, Weiss
                                             Peck & Greer LLC
------------------------- ------------------ --------------------------------------- --------------- -----------------------
Lawrence Robin, 36,       Indefinite         11/2001 - present, Chief Financial            0                   0
Manager                                      Officer, Calvin Klein Jeans

                                             6/93 - 5/2001, Controller, Global
                                             Household Brands
------------------------- ------------------ --------------------------------------- --------------- -----------------------
Michael Weiss, 37,        Indefinite         1/2003 - present, Chairman and Chief          0         5/96 - present, Vice
Manager                                      Executive Officer, Keryx                                Chairman of Board of
                                             Biopharmaceuticals                                      Directors, Genta
                                                                                                     Incorporated
                                             [___] - 2/2002 - Executive
                                             Chairman, ACCESS Oncology

                                             3/99 - [____] - Chief Executive
                                             Officer and Chairman, ACCESS Oncology

                                             11/93 - 3/99 - Senior Managing
                                             Director, Paramount Capital, Inc.
------------------------- ------------------ --------------------------------------- --------------- -----------------------
                                                    INTERESTED MANAGER
------------------------- ------------------ --------------------------------------- --------------- -----------------------
Timothy J. Stewart*,      Indefinite         1/2003 - present,  Head of                    0                   0
29, Manager and Chief                        Operations, Robeco-Sage Capital
Financial Officer                            Management, L.L.C.

                                             2/2000 - 1/2003, Analyst, Robeco-Sage
                                             Capital Management, L.L.C.
------------------------- ------------------ --------------------------------------- --------------- -----------------------
                                               OFFICERS WHO ARE NOT MANAGERS
------------------------- ------------------ --------------------------------------- --------------- -----------------------
Ronald S. Tauber, Chief   Indefinite         1996 - present, Chief Executive              N/A                 N/A
Executive Officer                            Officer, Robeco-Sage Capital
                                             Management, L.L.C.
------------------------- ------------------ --------------------------------------- --------------- -----------------------

                                                                     -53-

* Manager who is an "interested person" (as defined by the 1940 Act) of the Company because of his affiliation with the Adviser and its affiliates.

         The Managers serve on the Board of Managers for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Manager may be removed either by vote of two-thirds (2/3) of the Managers not subject to the removal vote or by a vote of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds (2/3) of the Managers then serving have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving.

         The following table sets forth certain information regarding the compensation expected to be received by the Managers who are not "interested persons" (as defined by the 1940 Act) of the Company, the Adviser or their affiliates (the "Independent Managers") from the Company and from all registered investment companies for which the Adviser or its affiliates serve as investment adviser for the fiscal year ending March 31, 2004. No compensation is paid by the Company to Managers who are "interested persons" (as defined by the 1940
Act), if any, of the Company, the Adviser or their affiliates. A majority of the Managers are Independent Managers.


                                         COMPENSATION TABLE FOR FISCAL YEAR
                                                ENDING MARCH 31, 2004

                                                          Pension or
                                    Aggregate        Retirement Benefits        Estimated         Total Compensation
                                   Compensation       Accrued as Part of     Annual Benefits        from the Company
       Name of Person              From Company        Company Expenses      Upon Retirement        and Fund Complex*
       --------------              ------------     --------------------     ---------------      -------------------
Richard Pollack                       $4,000                  $0                   $0                  $4,000

Lawrence Robin                        $4,000                  $0                   $0                  $4,000

Michael Weiss                         $4,000                  $0                   $0                  $4,000

Timothy J. Stewart**                    $0                    $0                   $0                    $0


* The total compensation paid by the fund complex is estimated for the fiscal year ending March 31, 2004, assuming a full year of operation.

**   Interested person of the Company.

         Currently, the Independent Managers are each paid an annual retainer of $4,000 ($2,000 for the first partial year) by the Company, and are reimbursed by the Company for travel-related expenses. The Managers do not receive any pension or retirement benefits from the Company.

         The following table sets forth the dollar range of equity securities beneficially owned by each Manager as of December 31, 2002.

                                                                           Aggregate Dollar Range of
                                                                            Equity Securities of All
                                                                             Registered Investment
                                                                             Companies Overseen by
                                       Dollar Range of Equity                 Manager in Family of
            Name of Manager           Securities of the Company               Investment Companies
            ---------------           -------------------------            -------------------------
Richard Pollack                                   $0                                   $0
                                                  $0                                   $0
Lawrence Robin
                                                  $0                                   $0
Michael Weiss

Timothy J. Stewart                                $0                                   $0



         No Independent Manager owns beneficially or of record any security of the Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Company or the Adviser.

         The Board of Managers has formed an Audit Committee consisting of the Independent Managers of the Company. The primary duties of the Audit Committee are: (i) to recommend to the full Board of Managers and to approve the independent auditors to be retained by the Company each fiscal year; (ii) to meet with the Company's independent auditors as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the auditors for audit and non-audit services; and (iv) to report to the full Board of Managers on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

         The Board of Managers has also formed a nominating committee comprised of the Independent Managers to which the discretion to select and nominate Managers who are not "interested persons" (as defined by the 1940 Act) of the Company or the Adviser has been committed.

                                   THE ADVISER

         Robeco-Sage Capital Management, L.L.C. (the "Adviser") serves as the investment adviser of the Company and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and as a "commodity pool operator" with the U.S. Commodity Futures Trading Commission and is a member of the National Futures Association. The Adviser is a wholly-owned subsidiary of Robeco USA, Inc., a Delaware corporation and subsidiary of Robeco Groep, N.V. ("Robeco"). Robeco, headquartered in Rotterdam, the Netherlands, is a leading

European asset manager that provides discretionary asset management products and services and a complete range of mutual funds to a large number of institutional and retail clients worldwide. Its products include equity funds, fixed income funds, money market funds and alternative products such as private equity funds of funds, hedge funds of funds and structured finance vehicles.

         Robeco distributes its funds for the retail market both directly and through other financial institutions. Its mutual funds are listed on major stock exchanges such as Amsterdam, Brussels, Paris, Frankfurt, London, Vienna and Zurich.

         Robeco has offices in France, Belgium, Luxembourg, Switzerland, Germany, Spain, the UK, New York (Robeco USA, Inc.) and Toledo, Ohio (Harbor Capital Advisors). Robeco is part of the Rabobank Group. As of November 1, 2003, its total assets under management exceeded $100 billion.

         Pursuant to an investment advisory agreement with the Company (the "Advisory Agreement"), the Adviser is responsible for developing, implementing and supervising the Company's investment program and providing day-to-day management services to the Company. The Adviser is authorized, subject to the approval of the Board of Managers and Members, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Adviser to the Company or to assist in providing these services. To the extent that the Adviser retains a sub-adviser to manage the assets of the Company, the Adviser is responsible under the Advisory Agreement to review and supervise the services provided by the sub-adviser. In consideration of these investment advisory services, the Company pays the Adviser a quarterly fee of 0.375% (1.50% on an annualized basis) computed based on the average net assets of the Company (after adjustment for any subscriptions effective on that date) (the "Management Fee"). The Management Fee is payable in arrears within five business days after the end of the quarter. The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be provided under the Advisory Agreement.

         The Adviser also manages the assets of Robeco-Sage Capital, L.P., a Delaware limited partnership organized in September 1993 for U.S. investors (the "Partnership"), Robeco-Sage Capital International, Ltd., an exempted company organized under the laws of the Cayman Islands in 1999 for U.S. tax-exempt investors and non-U.S. persons (the "Offshore Fund"), and Robeco-Sage Poseidon Fund, L.P., a Delaware limited partnership established in November 2002 for insurance companies investing the proceeds of one or more separate accounts (the "Insurance Fund") and Robeco-Sage Iris Fund, Ltd., a private investment fund incorporated as a Cayman Islands exempted company with limited liability, and which invests all of its investable assets in the Company ("Iris Fund").

         The Adviser's  management team (the "Management Team") is led by Ronald
S. Tauber, its Chief Executive Officer:

         RONALD S. TAUBER. Mr. Tauber graduated from Brooklyn College with a BA in 1965 and from Harvard Law School with an LLB in 1968. He clerked for two years to Honorable John F. Dooling, Jr., U.S. District Court. He then joined Stroock & Stroock & Lavan and became partner in 1977.

         During the years 1979 to 1981, he was Senior Vice President and Director of J. Aron & Company, which was privately held prior to its acquisition by Goldman Sachs. Mr. Tauber was a Partner of Goldman Sachs from 1981 to 1988 and until 1987 was Chief Operating Officer of its J. Aron Division, which deals in currencies and commodities. In 1988, Mr. Tauber became President and Chief Executive Officer of Rayner & Stonington, a trading company and commodity trading advisor, which was acquired by an affiliate of Blenheim Investments in 1991. He was associated with Blenheim, a global money manager, and its affiliates until 1996. He has been with the Adviser (formerly Sage Capital Management, L.L.C.) since 1996.

         Neither the Adviser nor its members have been the subject of any administrative, civil or criminal actions relating to the securities or commodities laws within the past five years.

                             THE ADVISORY AGREEMENT

         The Advisory Agreement has been approved by the Board of Managers (including a majority of the Independent Managers), at a meeting held in person on November __, 2003, and has been approved by the Company's current members. The Advisory Agreement is terminable without penalty, on 60 days' prior written notice: by majority vote of the Board of Managers; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company; or by the Adviser.

         The initial term of the Advisory Agreement expires on October 1, 2005, and may be continued in effect from year to year thereafter if its continuance is approved annually by either the Board of Managers or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company; provided that in either event the continuance is also approved by a majority of the Independent Managers of the Company by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that it will terminate automatically in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

         The  Advisory  Agreement  provides  that,  in the  absence  of  willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company, the Adviser, and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Company for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Company. The Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Company of the Adviser or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense directly arising from such person's performance or non-performance of its duties to the Company, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations to the Company.

         In determining whether to approve the Advisory Agreement, the Board of Managers considered information provided by the Adviser relating to the experience and qualifications of its investment professionals. It evaluated the nature and scope of advisory and related services that will be required by the

Company and concluded that the Adviser has the personnel and resources to provide those services in an effective manner consistent with the Company's operational requirements and with applicable investment restrictions, regulations and tax and reporting requirements. The Board of Managers also considered the business reputation of the Adviser and its financial resources.

         The Board of Managers considered the experience of the Adviser in respect of other investment funds, including its record with respect to regulatory compliance. The Board of Managers also evaluated the procedures of the Adviser designed to fulfill its fiduciary duty to the Company with respect to possible conflicts of interest, including its code of ethics (regulating the personal trading of officers and employees).

         The Board of Managers reviewed the performance records of other accounts managed by the Adviser that invest in private investment funds and, in some cases, have investment programs similar to that of the Company. In this regard, the Board of Managers considered performance over various periods and under different market conditions. Based on its review of these various matters, and other relevant considerations, the Board of Managers must conclude that the expected scope and quality of services is sufficient to merit approval of the agreement with the Adviser.

         The Board of Managers considered the fees payable under the Advisory Agreement. It reviewed information concerning fees paid to investment advisers of similar investment funds. The Board of Managers took into account not only the fees to be paid by the Company directly to the Adviser, but also potential "fallout benefits" to the Adviser such as enhancement of reputation that might be derived from providing services to the Company. In evaluating the proposed fees under the agreement, the Board of Managers also took into account the nature of investment management services required by the Company. It concluded that the fees paid by the Company to the Adviser are fair and reasonable, given the scope and expected quality of the services to be rendered.

         After having the opportunity to request and review such additional information as it deemed necessary and considering the foregoing items, the Board of Managers, including the Independent Managers, concluded that the approval of the Advisory Agreement was in the best interests of the Company and its investors.

                                     VOTING

         Each Member has the right to cast a number of votes based on the value of the Member's respective capital account at meetings of Members called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including election of Managers, approval of any investment advisory agreement entered into by the Company and certain other matters. Except for the exercise of their voting privileges, Members are not entitled to participate in the management or control of the Company's business, and may not act for or bind either the Company or the Master Fund.

                                  PROXY VOTING

         The Adviser votes proxy proposals, amendments, consents or resolutions (collectively, "proxies"), on behalf of the Company, relating to the Company's investments in Portfolio Funds (and any other Company investments), in a manner that seeks to serve the best interests of the Company, taking into account the following factors: (i) the impact on the value of the returns of the Portfolio Fund; (ii) the attraction of additional capital to the Portfolio Fund; (iii) the alignment of the interests of the Portfolio Fund's management with the interests of the Portfolio Fund's beneficial owners, including establishing appropriate incentives for the Portfolio Fund's management; (iv) the costs associated with the proxy; (v) the impact on redemption or withdrawal rights; (vi) the continued or increased availability of portfolio information; and (vii) industry and business practices. In general, the Adviser seeks to resolve any potential conflicts of interests associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Company. The Adviser has specific guidelines addressing how it votes proxies with regard to specific matters, such as voting rights, termination or liquidation of a Portfolio Fund, approval of members of the board of a Portfolio Fund or advisors and various other issues.

                              CONFLICTS OF INTEREST

GENERAL

         The Advisory Agreement does not require the Adviser or its affiliates (together with their members, officers and employees, including those involved in the investments activities and business operations of the Company) to devote all or any specified portion of their time to managing the Company's affairs, but only to devote so much of their time to the Company's affairs as they reasonably believe necessary in good faith. The Advisory Agreement does not prohibit the Adviser or its affiliates from engaging in any other existing or future business, and the Adviser or its affiliates may provide investment management services to other clients or family members of the Management Team. In addition, the Management Team and affiliates of the Adviser may invest for their own accounts in various investment opportunities, including in private investment funds. A determination may be made that an investment opportunity in a particular investment fund is appropriate for a member of the Management Team or an affiliate of the Adviser, but not for the Company.

         The Adviser is a wholly-owned subsidiary of Robeco Groep, N.V. The Adviser, Robeco Groep, N.V. and their affiliates (collectively, for the purposes of this section, "Robeco") and their partners, officers and employees, including those involved in the investment activities and business operations of the Company, are engaged in businesses unrelated to the Company.

         Robeco is a leading European asset manager that provides discretionary asset management products and services and a complete range of mutual funds to a large number of institutional and retail clients worldwide. As such, Robeco may engage in transactions in the same securities and other instruments in which the Portfolio Managers selected by the Adviser may invest. In addition, Robeco may have investments or other business relationships with the Portfolio Managers utilized by the Company. Robeco is not under any obligation to share any investment opportunity, idea or strategy with the Company. As a result, Robeco may compete with the Company for appropriate investment opportunities.

         The proprietary activities or portfolio strategies of Robeco, or the activities or strategies used for accounts managed by Robeco for other customer accounts, could conflict with the transactions and strategies employed by a Portfolio Manager and affect the prices and availability of the securities and instruments in which the Portfolio Manager invests. Issuers of securities held by a Portfolio Manager may have publicly or privately traded securities in which Robeco is an investor or makes a market. Robeco's trading activities generally are carried out without reference to positions held directly or indirectly by the Company and may have an effect on the value of the positions so held or may result in Robeco having an interest in the issuer adverse to that of the Company.

         Brokerage firms affiliated with the Portfolio Managers may execute securities transactions on behalf of the Company consistent with the provisions of the 1940 Act and, with respect to the Portfolio Funds in which the Company invests, consistent with best execution.

         The  Adviser  is  also  the  investment  manager  for  Iris  Fund,  the
Partnership, the Offshore Fund and the Insurance Fund. Iris Fund, the Partnership, the Offshore Fund and the Insurance Fund may have investments with the Portfolio Managers utilized by the Company. As a result, Iris Fund, the Partnership, the Offshore Fund and the Insurance Fund may compete with the Company for appropriate investment opportunities. Because of the similarity of investment programs, as a general matter, the Adviser will consider participation by the Company in all appropriate investment opportunities that are under consideration by the Adviser for the private funds. The Adviser will evaluate for the Company and for the private funds a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Company or the private funds at a particular time. Because these considerations may differ for the Company and the private funds in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Company and each of the private funds will differ. The Adviser will, however, attempt to allocate these investment opportunities in an equitable manner.

         The Portfolio Managers may manage other accounts for themselves, other clients and other investment companies, and may have financial incentives to favor certain of such accounts over the Company. Any of their proprietary accounts and other client accounts, including other investment companies, will compete with the Company for specific trades, or may hold positions opposite to positions maintained on behalf of the Company. The Portfolio Managers may give advice and recommend securities to, or buy or sell securities for, their respective portfolio or managed accounts in which the Company's assets are invested, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers even though their investment objectives may be the same as, or similar to, those of the Company.

         The Company, absent SEC exemptive relief, may be precluded from investing any assets in certain Portfolio Funds where an account managed by the Adviser is already invested (or seeks to invest) to the extent that the Company is considered a "joint participant" (within the meaning of Section 17(d) of the 1940 Act or Rule 17d-1 thereunder) with an account managed by the Adviser.

         The BHCA and other applicable banking laws, rules, regulations and guidelines, and the interpretation and administration thereof by the staff of the regulatory agencies which administer them, may restrict the transactions and relationships between the Adviser, Robeco, Rabobank and their affiliates on the one hand, and the Company, on the other hand, and may restrict the investments and transactions by the Company.

         Timothy J. Stewart, a managing director of the Adviser, is also one of the Managers of the Company. The fiduciary duty of the Manager to the Company may compete with or be different from the interests of the Adviser.

         Other present and future activities of the Adviser, the Portfolio Managers, the Administrator and/or their affiliates may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Managers will attempt to resolve such conflicts in a fair and equitable manner.

PORTFOLIO MANAGERS

         It is anticipated that a Portfolio Manager, if any, which is also a Sub-Manager will follow practices substantially similar to those described below. Although it is anticipated that Portfolio Managers that are not also Sub-Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that a Portfolio Manager (including a Sub-Manager) will adhere to, and comply with, its stated practices. For purposes of this section only, the term
"Portfolio   Manager"   will  apply  to  both  a   "Portfolio   Manager"  and  a
"Sub-Manager".

         PARTICIPATION IN INVESTMENT OPPORTUNITIES. The Adviser anticipates that each Portfolio Manager will consider participation by the relevant Portfolio Fund in all appropriate investment opportunities that are also under consideration for investment by the Portfolio Manager for its Portfolio Accounts that pursue similar investment programs. There may be circumstances, however, under which a Portfolio Manager will cause its Portfolio Account to commit a larger percentage of its respective assets to an investment opportunity than to which the Portfolio Manager will commit the relevant Portfolio Fund's assets. There also may be circumstances under which a Portfolio Manager will consider participation by its Portfolio Account in investment opportunities in which the Portfolio Manager does not intend to invest on behalf of the relevant Portfolio Fund, or vice versa.

         It is expected that each Portfolio Manager will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant Portfolio Fund and Portfolio Account at a particular time. These factors may include the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (I.E., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. However, particular Portfolio Managers may consider other factors. Because the relevant considerations may differ for a Portfolio Fund and a relevant Portfolio Account in the context of any particular investment opportunity, the investment activities of a Portfolio Fund, on the one hand, and a Portfolio Account, on the other, may differ considerably from time to time. In addition, the fees and expenses of the Portfolio Funds will differ from those of the Portfolio Accounts. Accordingly, prospective Members should note that the future performance of a Portfolio Manager's Portfolio Fund and its Portfolio Account will vary.

         It is expected that when a Portfolio Manager determines that it would be appropriate for its Portfolio Fund and one or more of its Portfolio Accounts to participate in an investment opportunity at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Portfolio Manager believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that any Portfolio Fund participate, or participate to the same extent as a Portfolio Account, in all trades. Although no assurances can be made, it is generally expected that no participating entity or account will receive preferential treatment over any other and that each Portfolio Manager will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders.

         Situations may occur, however, where a Portfolio Fund could be disadvantaged because of the investment activities conducted by the Portfolio Manager for a Portfolio Account. Such situations may be based on, among other things, the following: (1) legal restrictions on the combined size of positions that may be taken for the Portfolio Fund, and the Portfolio Accounts, thereby limiting the size of the Portfolio Fund's position; (2) the difficulty of liquidating an investment for the Portfolio Fund and the Portfolio Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments.

         Each Portfolio Manager and its principals, officers, employees and affiliates, may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Company or a Portfolio Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees and affiliates of the Portfolio Manager that are the same, different or made at a different time than positions taken for the Company.

         Portfolio Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser and its affiliates. In addition, Portfolio Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that the Adviser and its affiliates may provide either (i) to one or more Portfolio Accounts or
(ii) to the Company.

         OTHER MATTERS. It is expected that, except as may be permitted by applicable law, a Portfolio Manager and its affiliates will not buy securities or other property from, or sell securities or other property to, the Portfolio Fund it manages. In this regard, a Portfolio Fund may effect certain principal transactions in securities with one or more Portfolio Accounts, subject to certain conditions. Such transactions would be made in circumstances where the Portfolio Manager has determined it would be appropriate for the Portfolio Fund to purchase and a Portfolio Account to sell, or the Portfolio Fund to sell and a Portfolio Account to purchase, the same security or instrument on the same day. Future investment activities of the Portfolio Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing may give rise to additional conflicts of interest.

         The Adviser and its affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by the Adviser and its affiliates (including personnel of the Adviser that are the same, different or made at a different time than positions taken for the Company. In order to mitigate the possibility that the Company will be adversely affected by this personal trading, the Company and the Adviser have adopted codes of ethics (the "Codes of Ethics") in compliance with Rule 17j-1 under the 1940 Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Company's portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by E-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

         Future investment activities of the Adviser and its affiliates and their principals, managers, partners, directors, officers or employees may give rise to additional conflicts of interest.

                                    BROKERAGE

         Each Portfolio Manager is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the Portfolio Fund it manages. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is applicable to securities traded in certain over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

         The Adviser expects that each Portfolio Manager will generally select brokers and dealers to effect transactions on behalf of its Portfolio Fund substantially in the manner set forth below. However, no guarantee or assurance can be made that a Portfolio Manager (including a Sub-Manager) will adhere to, and comply with, its stated practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of its Portfolio Fund, each Portfolio Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. As described below, Portfolio Managers may place orders with brokers that provide research services. Certain Portfolio Managers may comply with the safe harbor under Section 28(e) of the

Securities Exchange Act of 1934, as amended (the "Safe Harbor"), with respect to the receipt of such services. However, subject to appropriate disclosure, Portfolio Managers of Portfolio Funds that are not investment companies registered under the 1940 Act may select brokers on a basis other than that outlined above and may receive benefits other than research or benefits that accrue to the Portfolio Manager rather than its Portfolio Fund which are not covered by the Safe Harbor. The Adviser considers the broker selection process employed by a Portfolio Manager in determining whether to invest in its Portfolio Fund. Each Portfolio Manager generally will seek reasonably competitive commission rates. However, Portfolio Managers will not necessarily pay the lowest commission available on each transaction.

         Consistent with the principle of seeking best price and execution, a Portfolio Manager may place brokerage orders with brokers (including affiliates of the Adviser) that provide the Portfolio Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of a Portfolio Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Manager or its affiliates in providing services to clients other than a Portfolio Fund. In addition, not all of the supplemental information is used by Portfolio Managers in connection with Portfolio Funds in which the Company invests. Conversely, the information provided to Portfolio Managers by brokers and dealers through which other clients of the Portfolio Managers effect securities transactions may be useful to the Portfolio Managers in providing services to Portfolio Funds in which the Company invests.

                                FEES AND EXPENSES

         The Adviser bears all of its own costs incurred in providing investment advisory and other services to the Company, including travel and other expenses related to the selection and monitoring of Portfolio Managers.

         The Company bears all of its own expenses other than those provided by the Adviser pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (E.G., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Company's account such as direct and indirect expenses associated with the Company's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Company utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of any Portfolio Accounts; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged by the Company; audit and tax preparation fees and expenses of the Company; administrative expenses and fees; custody and escrow fees and expenses;

the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Management Fee; fees and travel-related expenses of members of the Board of Managers who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Company's transactions among the Adviser and any custodian or other agent engaged by the Company; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

         The Company also indirectly bears fees and expenses as an investor in Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%-2.5%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%-25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Company retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board of Managers and Members.

         The Adviser and the Company have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser (or its affiliate) has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Company (including organization and offering expenses), to the extent necessary to limit the ordinary operating expenses of the Company to 2.25% per annum of the Company's average monthly net assets (the "Expense Limitation"). In consideration of the Adviser's agreement to limit the Company's expenses, the Company will carry forward the amount of expenses waived, paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Company's ordinary operating expenses to exceed the Expense Limitation. The Expense Limitation Agreement will remain in effect until terminated by the Adviser or the Company.

                                  ADMINISTRATOR

SEI Investments Global Funds Services (the "Administrator") provides various administrative services to the Company, including fund accounting, investor accounting and taxation services, maintaining the register of the Company and generally performing all actions related to the issuance and transfer of Interests; reviewing and, subject to approval by the Company, accepting subscriptions for Interests and accepting payment therefor; performing all acts related to the repurchase of Interests; and performing all other clerical services necessary in connection with the administration of the Company. The
Administrator  may  delegate  its   administrative   functions  to  any  of  its
affiliates.   In  consideration  for  these  services,   the  Company  pays  the
Administrator an annual fee (paid monthly) in an amount equal to a maximum of ..12%, per annum, of the average net assets of the Company, subject to an annual minimum fee of $50,000 during the first year during which the contract is effective and a yearly minimum fee of $75,000 for each year thereafter. The Administrator also serves as the transfer agent for Interests.

                        CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

         The Company will maintain a separate capital account for each Member which will have an opening balance equal to the Member's initial contribution to the capital of the Company. Each Member's capital account will be increased by the sum of the amount of cash and the value of any securities constituting additional contributions by the Member to the capital of the Company, plus any amounts credited to the Member's capital account as described below. Similarly, each Member's capital account will be reduced by the sum of the amount of any repurchase by the Company of the Interest, or portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member's capital account as described below.

         Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (1) the last day of a fiscal year (March 31);
(2) the last day of a taxable year (December 31); (3) the day preceding any day on which a contribution to the capital of the Company is made; (4) any day on which the Company repurchases any Interest or portion of an Interest of any Member; or (5) any day on which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member's capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

ALLOCATION OF NET PROFITS AND NET LOSSES

         Net profits or net losses of the Company for each fiscal period will be allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members' respective investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Company (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Company of Interests or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages. Each Member's investment percentage will be determined each fiscal period by dividing, as of the commencement of the period, the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members.

         Allocations for Federal income tax purposes generally will be made among the Members so as to reflect equitably amounts credited or debited to each Member's capital account for the current and prior fiscal years. (SEE "Tax Aspects.")

ALLOCATION OF SPECIAL ITEMS - CERTAIN WITHHOLDING TAXES AND OTHER EXPENDITURES

         Withholding taxes or other tax obligations incurred by the Company which are attributable to any Member will be debited against the capital account of that Member as of the close of the fiscal period during which the Company paid those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Company, as a contribution to the capital of the Company, the amount of the excess. The Company is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Company determines that a Member is eligible for a refund of any withholding tax, it may, in its sole discretion and at the request and expense of that Member, assist the Member in applying for the refund.

         Generally, any expenditures payable by the Company, to the extent paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more, but fewer than all of the Members, will be charged to only those Members on whose behalf the payments are made or whose particular circumstances gave rise to the payments. These charges will be debited to the capital accounts of the applicable Members as of the close of the fiscal period during which the items were paid or accrued by the Company.

RESERVES

         Appropriate reserves may be created, accrued and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Company. Reserves will be in such amounts (subject to increase or reduction) which the Company may deem necessary or appropriate. The amount of any reserve (or any increase or decrease therein) will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when the reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if the reserve (or any increase or decrease therein) exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all those Members, the amount of the reserve, increase, or decrease shall instead be charged or credited to those investors who were Members at the time, as determined by the Company, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time.

NET ASSET VALUATION

         The net asset value of the Company will be determined by or at the direction of the Adviser as of the close of business as of the end of each fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board of Managers.

         In accordance with these policies, investments in Portfolio Funds are valued at their "fair value." Ordinarily, this will be the values determined by the Portfolio Managers of the Portfolio Funds in accordance with the Portfolio Funds' valuation policies and as reported by the Portfolio Managers. As a general matter, the fair value of the Company's interest in a Portfolio Fund will represent the amount that the Company could reasonably expect to receive from the Portfolio Fund if the Company's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Company believes to be reliable. Because Portfolio Funds provide net asset value information to the Company on a monthly basis and do not generally provide detailed information on their investment positions, except on an annual basis, the Company generally will not be able to determine the fair value of its investments in Portfolio Funds or its net asset values other than as of the end of each month and may not be able to verify valuation information given to the Company by Portfolio Managers (except in the case of Portfolio Accounts). In the unlikely event that a Portfolio Fund does not report a value to the Company on a timely basis, the Company would determine the fair value of its interest in that Portfolio Fund based on the most recent value reported by the Portfolio Fund, as well as any other relevant information available at the time the Company values its assets. The Board of Managers has determined that any values of interests in Portfolio Funds reported as "estimated" or "final" values (using the nomenclature of the hedge fund industry) will be deemed to reasonably reflect market values of securities for which market quotations are available or the fair value of such securities.

         Before investing in any Portfolio Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the Adviser reasonably believes to be consistent with those used by the Company for valuing its own investments. Although the procedures approved by the Board of Managers provide that the Adviser will periodically review the valuations of interests in Portfolio Funds provided by the Portfolio Managers, the Adviser will not be able to confirm independently the accuracy of valuations of such interests provided by such Portfolio Managers (which are unaudited, except for year-end valuations).

         The Company's valuation procedures require the Adviser to consider all relevant information available at the time the Company values its assets. The Adviser or, in certain cases, the Board of Managers, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Company's interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board of Managers, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Company could consider whether it was appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund's net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board of Managers.

         The Portfolio Funds are required to provide estimated net asset value determinations to the Company on a monthly basis, generally within one or two weeks following the end of the month. The Adviser attempts to confirm the accuracy of each Portfolio Fund's monthly valuation using various means, including: discussing monthly with Portfolio Managers their Portfolio Funds' values; reviewing Portfolio Fund portfolio positions, when available; and analyzing audited financial statements of Portfolio Funds. Failure of a Portfolio Fund to provide on a timely or accurate basis required monthly valuation information to the Company could result in an adjustment to the fair value given by the Company to its investment in a Portfolio Fund or a decision by the Adviser to liquidate the Company's investment in a Portfolio Fund. The valuations reported by the Portfolio Managers, upon which the Company calculates its net asset value, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Portfolio Funds are audited by the independent auditors of the Portfolio Funds and may be revised as a result of such audits. Other adjustments may occur from time to time.

         To the extent the Company invests its assets through Portfolio Accounts, and the Company invests in money market instruments, the Company will value portfolio securities (other than interests in Portfolio Funds) as follows:

         Securities listed on the Nasdaq National Market System ("Nasdaq") are valued at the Nasdaq Official Closing Price ("NOCP") (which, as of June 2003, is the last trade price at or before 4:00:02 p.m. (Eastern Time) adjusted up to Nasdaq's best offer price if the last trade price is below such bid and down to Nasdaq's best offer price if the last trade is above such offer price). If no NOCP is available, the security will be valued at the last sale price on the Nasdaq prior to the calculation of the net asset value of the Company. If no sale is shown on Nasdaq, the bid price will be used. If no sale is shown and no bid price is available, the price will be deemed "stale" and the value will be determined in accordance with the fair valuation procedures set forth herein. U.S. exchange traded securities, other than Nasdaq securities, are valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Listed options or futures contracts will be valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available will be valued at their bid prices, or ask prices in the case of securities held short, as obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities and other assets, will be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

         Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The reasonableness of valuations provided by any such pricing service will be reviewed periodically by the Board of Managers. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuation is determined by the Board of Managers to represent fair value.

         All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, before the close of securities markets in the U.S. Foreign exchange rates also are determined before such close. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value is determined. When such significant events materially affect the values of securities held by the Company or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board of Managers.

         Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Company's net assets, which, in turn, would affect amounts paid on repurchases of Interests and the amount of fees paid, if the judgments made regarding appropriate valuations should be proven incorrect.

                           SUBSCRIPTIONS FOR INTERESTS

SUBSCRIPTION TERMS

         The Company expects to offer Interests once a month, generally as of the last business day of each month or more or less frequently in the sole discretion of the Board of Managers. All subscriptions are subject to the receipt of cleared funds from the investor prior to the applicable subscription date in the full amount of the subscription. The investor must also submit a completed subscription document before the applicable subscription date. The Board of Managers reserves the right to reject any subscription for Interests and the Board of Managers may, in its sole discretion, suspend subscriptions for Interests at any time.

         The minimum initial investment in the Company from each investor is $250,000, and the minimum additional investment in the Company is $100,000. The minimum initial and minimum additional investment requirements may be reduced by the Board of Managers.

         Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Company by any Member will be payable in cash, and all contributions must be transmitted by the time and in the manner that is specified in the subscription documents of the Company. Initial and any additional contributions to the capital of the Company will be payable in one installment. Although the Company may accept contributions of securities in the sole discretion of the Board of Managers, the Company has no present intention of accepting contributions of securities. If the Company were to accept a contribution of securities, the securities would be valued in the same manner as the Company values its other assets. (SEE "Capital Accounts and Allocations -- Net Asset Valuation.")

         Each new Member must agree to be bound by all of the terms of the Company Agreement. Each potential investor must also represent and warrant in a subscription agreement, among other things, that the investor is purchasing an

Interest for its own account, and not with a view to the distribution, assignment, transfer or other disposition of the Interest.

ELIGIBLE INVESTORS

         Each prospective investor will be required to certify that the Interest subscribed for is being acquired for the account of an "accredited investor" as defined in Regulation D under the 1933 Act, and that the investor (as well as each of the investor's beneficial owners under certain circumstances) has a net worth of at least $1.5 million or such greater amount as may be required by applicable law or by the Board of Managers, in its sole discretion. To qualify as an accredited investor, an individual investor must have (i) a net worth (or joint net worth with the investor's spouse) immediately prior to the time of subscription in excess of $1 million or (ii) had an income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year. Corporations, partnerships, trusts and other entities will generally be required to have total assets in excess of $5 million. Existing Members who subscribe for additional Interests will be required to meet the foregoing eligibility criteria at the time of the additional subscription. The relevant investor qualifications are set forth in the subscription agreement that must be completed by each prospective investor.

PLACEMENT AGENTS

         The Company may use placement agents, including Robeco USA, L.L.C., a Delaware limited liability company affiliated with the Adviser's parent company. The Adviser may pay from its own resources compensation to Robeco USA, L.L.C. for sales of Interests in an amount not to exceed 35% of the Management Fee earned and attributable to such Interests. If a subscriber is introduced to the Company through a placement agent, the arrangement, if any, with such placement agent will be disclosed to, and acknowledged by, the subscriber.

                           REDEMPTIONS, REPURCHASES OF
                             INTERESTS AND TRANSFERS

NO RIGHT OF REDEMPTION

         No Member or other person holding an Interest or a portion of an Interest acquired from a Member will have the right to require the Company to redeem that Interest or portion thereof. There is no public market for Interests, and none is expected to develop. Consequently, investors may not be able to liquidate their investment other than as a result of repurchases of Interests by the Company, as described below. An investment in the Company is therefore suitable only for investors who can bear the risks associated with the limited liquidity of the Interests.

REPURCHASES OF INTERESTS

         The Company from time to time will offer to repurchase outstanding Interests or portions thereof from Members pursuant to written tenders by Members at such times and on such terms and conditions as may be determined by the Board of Managers, in its sole discretion. In determining whether the Company should offer to repurchase Interests or portions thereof from Members, the Board of Managers will consider various factors, including the recommendations of the Adviser. THE ADVISER CURRENTLY EXPECTS THAT IT WILL RECOMMEND TO THE BOARD OF MANAGERS THAT THE COMPANY OFFER TO REPURCHASE INTERESTS FROM MEMBERS NO LATER THAN MARCH 31, 2005, AND THEREAFTER, AS OF THE LAST DAY OF EACH CALENDAR QUARTER. The Board of Managers will also consider the following factors, among others, in making this determination:

o whether any Members have requested the Company to repurchase their Interests or portions thereof;

o    the liquidity of the Company's assets;

o    the investment plans and working capital requirements of the Company;

o    the relative economies of scale with respect to the size of the Company;

o    the history of the Company in repurchasing Interests;

o    the economic condition of the securities markets; and

o the anticipated tax consequences of any proposed repurchases of Interests or portions thereof.

         The Company will repurchase Interests or portions thereof from Members pursuant to written tenders on terms and conditions that the Board of Managers determines to be fair to the Company and to all Members. The value of a Member's Interest (or the portion thereof) that is being repurchased is equal to the value of the Member's capital account (or the portion thereof being repurchased) as of the close of business of any fiscal period, after giving effect to all allocations that are made as of such date. When the Board of Managers determines that the Company shall repurchase Interests or portions thereof, notice will be provided to Members describing the terms thereof, containing information Members should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate. Members who are deciding whether to tender their Interests or portions thereof during the period that a repurchase offer is open may ascertain the net asset value of their Interests by contacting the Adviser during the period. However, because the Company expects to determine its net asset value only on a monthly basis, approximately one or two weeks after the end of each month, Members may not be able to obtain current information regarding the value of Interests when making their decision as to whether to tender Interests for repurchase.

         The Company Agreement provides that the Company shall be dissolved if the Interest of any Member that has submitted a written request for the repurchase of its entire Interest by the Company, in accordance with the terms of the Company Agreement, is not repurchased by the Company within a period of two years following the date of the request; provided, however, that dissolution shall not be required if the Company is unable to repurchase a Member's Interest as a result of regulatory restrictions that prevent the Company from fulfilling a repurchase request.

         Repurchases of Interests or portions thereof from Members by the Company may be made, in the discretion of the Company, and may be paid in cash or by the distribution of securities in-kind or partly in cash and partly in-kind. However, the Company does not expect to distribute securities in-kind except in the unlikely event that the Company does not have sufficient cash to pay for Interests that are repurchased or if making a cash payment would result in a material adverse effect on the Company or on Members not tendering Interests for repurchase. Repurchases will be effective after receipt and acceptance by the Company of all eligible written tenders of Interests or portions thereof from Members. Any in-kind distribution of securities will consist of marketable securities traded on an established securities exchange (valued in accordance with the Company Agreement), which will be distributed to all tendering Members on a PARI PASSU basis. The Company does not impose any charges in connection with repurchases of Interests or portion of Interests.

REPURCHASE PROCEDURES

         Due to liquidity restraints associated with the Company's investments in Portfolio Funds, it is presently expected that, under the procedures applicable to the repurchase of Interests, Interests will be valued for purposes of determining their repurchase price as of a date at least 65 days after the date by which Members must submit a repurchase request (the "Valuation Date") and that the Company will generally pay the value of the Interests or portions thereof repurchased (or as discussed below, 90% of such value if a Member's entire Interest is repurchased) approximately one month after the Valuation Date. The value of Interests can change significantly between the date by which an investor must decide whether to tender its Interest for repurchase and the Valuation Date. The amount that a Member may expect to receive on the repurchase of the Member's Interest (or portion thereof) will be the value of the Member's capital account (or portion thereof being repurchased) determined on the Valuation Date and based on the net asset value of the Company's assets as of that date, after giving effect to all allocations to be made as of that date to the Member's capital account. This amount will be subject to adjustment upon completion of the annual audit of the Company's financial statements for the fiscal year in which the repurchase is effected (which it is expected will be completed within 60 days after the end of each fiscal year). If the entire Interest of a Member is repurchased, the Member will receive an initial payment equal to 90% of the estimated value of the Interest and the balance due will be determined and paid promptly after completion of the Company's audit and will be subject to audit adjustment.

         Under these procedures, Members will have to decide whether to tender their Interests for repurchase without the benefit of having current information regarding value of Interests as of a date proximate to the Valuation Date. In addition, there will be a substantial period of time between the date as of which Members must tender Interests and the date they can expect to receive payment for their Interests from the Company. However, promptly after the expiration of a repurchase offer, Members whose Interests are accepted for repurchase will be given non-interest bearing, non-transferable promissory notes by the Company representing the Company's obligation to pay for repurchased Interests. Payments for repurchased Interests may be delayed under circumstances where the Company has determined to redeem its interests in the Portfolio Funds to make such payments, but has experienced delays in receiving payments from the Portfolio Funds.

         If a repurchase offer is oversubscribed by Members who tender Interests for repurchase, the Company will repurchase only a pro rata portion of the Interest tendered by each Member. A Member who tenders for repurchase only a portion of the Member's Interest will be required to maintain a capital account balance of $250,000, or such other amount as is determined by the Board of Managers. If a Member tenders a portion of an Interest and the repurchase of that portion would cause the Member's capital account balance to fall below this required minimum, the Company reserves the right to reduce the portion of the Interest to be purchased from the Member so that the required minimum balance is maintained.

         Repurchases of Interests by the Company are subject to certain regulatory requirements imposed by SEC rules and the procedures applicable to repurchases of Interests as described above may be amended by the Company in order to comply with any regulatory requirements applicable to such repurchase procedures.

         The Company may cancel an offer to repurchase Interests (an "Offer"), amend the Offer or postpone the acceptance of tenders made pursuant to the Offer if: (a) the Company would not be able to liquidate portfolio securities in a manner that is orderly and consistent with the Company's investment objective and policies in order to purchase Interests tendered pursuant to the Offer; (b) there is, in the judgment of the Board of Managers, any (i) legal action or proceeding instituted or threatened challenging the Offer or otherwise materially adversely affecting the Company, (ii) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by banks in the United States or the States of New York or Pennsylvania that is material to the Company, (iii) limitation imposed by Federal or state authorities on the extension of credit by lending institutions, (iv) suspension of trading on any organized exchange or over-the-counter market where the Company has a material investment, (v) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States that is material to the Company, (vi) material decrease in the net asset value of the Company from the net asset value of the Company as of commencement of the Offer, or (vii) other event or condition that would have a material adverse effect on the Company or its investors if Interests tendered pursuant to the Offer were purchased; or (c) the Board of Managers determines that it is not in the best interest of the Company to purchase Interests pursuant to the Offer. However, there can be no assurance that the Company will exercise its right to extend, amend or cancel the Offer or to postpone acceptance of tenders pursuant to the Offer.

         The Company is permitted to borrow money to meet  repurchase  requests.
Borrowing  by  the  Company  involves  certain  risks  for  shareholders.   (SEE
"Investment Practices and Related Risk Factors - Leverage.")

MANDATORY REDEMPTION BY THE COMPANY

         The Company Agreement provides that the Company may redeem an Interest (or portion thereof) of a Member or any person acquiring an Interest (or portion thereof) from or through a Member under certain circumstances, including if: ownership of the Interest by the Member or other person will cause the Company or the Adviser to be in violation of certain laws or any of the representations and warranties made by a Member in connection with the acquisition of the Interest was not true when made or has ceased to be true.

TRANSFERS OF INTERESTS

         Except as otherwise described below, no person shall become a substituted Member without the written consent of the Board of Managers, which consent may be withheld for any reason in its sole discretion. Interests held by Members may be transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion). The Board of Managers generally will not consent to a transfer unless the following conditions are met: (i) the transferring Member has been a Member for at least six months; (ii) the proposed transfer is to be made on the effective date of an offer by the Company to repurchase Interests; and (iii) the transfer is (x) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (E.G., certain transfers to affiliates, gifts and contributions to family entities), (y) to members of the transferring Member's immediate family (brothers, sisters, spouse, parents and children), or (z) a distribution from a qualified retirement plan or an individual retirement account, unless the Company consults with counsel to the Company and such counsel confirms that the transfer will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation. Notice to the Company of any proposed transfer must include evidence satisfactory to the Board of Managers that the proposed transfer is exempt from registration under the 1933 Act, that the proposed transferee meets any requirements imposed by the Company with respect to investor eligibility and suitability, including the requirement that any investor (or investor's beneficial owners in certain circumstances) has a net worth immediately prior to the time of subscription of at least $1.5 million, and must be accompanied by a properly completed subscription agreement. The Board of Managers may not consent to a transfer of an Interest by a Member unless such transfer is to a single transferee or after the transfer of a portion of the Interest, the balance of the capital account of each of the transferee and transferor is not less than $250,000. A Member who transfers an Interest may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Company in connection with the transfer.

         Any transferee that acquires an Interest or portion thereof in the Company by operation of law as the result of the death, divorce, dissolution, bankruptcy, insolvency or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired, to transfer the Interest in accordance with the terms of the Company Agreement and to tender the Interest for repurchase by the Company, but shall not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as provided in the Company Agreement. If a Member transfers an Interest or portion thereof with the approval of the Board of Managers, the Company shall promptly take all necessary actions so that each transferee or successor to whom the Interest or portion thereof is transferred is admitted to the Company as a Member.

         By subscribing for an Interest, each Member agrees to indemnify and hold harmless the Company, the Board of Managers, the Adviser, each other Member and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of these provisions or any misrepresentation made by that Member in connection with any such transfer.

                                   TAX ASPECTS

         The following is a summary of certain aspects of the income taxation of the Company and its Members which should be considered by a prospective Member. The Company has not sought a ruling from the Internal Revenue Service (the "Service") or any other Federal, state or local agency with respect to any of the tax issues affecting the Company, nor has it obtained an opinion of counsel with respect to any Federal tax issues other than the characterization of the Company as a partnership for Federal income tax purposes.

         This summary of certain aspects of the Federal income tax treatment of the Company is based upon the Internal Revenue Code of 1986, as amended (the "Code"), judicial decisions, Treasury Regulations (the "Regulations") and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Company. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws.

         EACH PROSPECTIVE MEMBER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE COMPANY.

         In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Memorandum regarding liquidity and other financial matters to ascertain whether the investment objectives of the Company are consistent with their overall investment plans. Each prospective tax-exempt Member is urged to consult its own counsel regarding the acquisition of Interests.

TAX TREATMENT OF COMPANY OPERATIONS

CLASSIFICATION OF THE COMPANY. The Company will receive an opinion of Schulte Roth & Zabel LLP, counsel to the Company, that under the provisions of the Code and the Regulations, as in effect on the date of the opinion, as well as under the relevant authority interpreting the Code and the Regulations, and based upon certain representations of the Board of Managers, the Company will be classified as a partnership for Federal income tax purposes and not as an association taxable as a corporation.

Under Section 7704 of the Code, "publicly traded partnerships" are generally treated as corporations for Federal income tax purposes. A publicly traded partnership is any partnership the interests in which are traded on an established securities market or which are readily tradable on a secondary market (or the substantial equivalent thereof). Interests in the Company will not be traded on an established securities market. Regulations concerning the classification of partnerships as publicly traded partnerships (the "Section 7704 Regulations") provide certain safe harbors under which interests in a partnership will not be considered readily tradable on a secondary market (or the substantial equivalent thereof). The Company may not be eligible for any of those safe harbors. In particular, it will not qualify under the private placement safe harbor set forth in the Section 7704 Regulations if the Company has more than 100 Members.

The Section 7704 Regulations specifically provide that the fact that a partnership does not qualify for the safe harbors is disregarded for purposes of determining whether interests in a partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Rather, in this event the partnership's status is examined under a general facts and circumstances test set forth in the Section 7704 Regulations. Schulte Roth & Zabel LLP also will render its opinion that, under this "facts and circumstances" test, and based upon the anticipated operations of the Company as well as the legislative history to Section 7704, the text of the Section 7704 Regulations and certain representations of the Board of Managers, the interests in the Company will not be readily tradable on a secondary market (or the substantial equivalent thereof) and, therefore, that the Company will not be treated as a publicly traded partnership taxable as a corporation.

Neither of the opinions of counsel described above, however, is binding on the Service or the courts. If it were determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation for Federal income tax purposes (as a result of a successful challenge to such opinions by the Service, changes in the Code, the Regulations or judicial interpretations thereof, a material adverse change in facts, or otherwise), the taxable income of the Company would be subject to corporate income tax when recognized by the Company; distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the current or accumulated earnings and profits of the Company; and Members would not be entitled to report profits or losses realized by the Company.

UNLESS OTHERWISE INDICATED, REFERENCES IN THE FOLLOWING DISCUSSION OF THE TAX CONSEQUENCES OF COMPANY INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF THE COMPANY, AND THOSE INDIRECTLY ATTRIBUTABLE TO THE COMPANY AS A RESULT OF IT BEING AN INVESTOR IN A PORTFOLIO FUND OR PORTFOLIO ACCOUNT THAT IS TREATED AS A PARTNERSHIP FOR FEDERAL INCOME TAX PURPOSES (A "PORTFOLIO PARTNERSHIP").

As a partnership, the Company is not itself subject to Federal income tax. The Company files an annual partnership information return with the Service which reports the results of operations. To the extent discussed under the heading, "Unrelated Business Taxable Income", below, each Member is taxed, if at all, on its distributive share of the Company's taxable income and gain regardless of whether it has received or will receive a distribution of assets from the Company.

TAX RETURNS; TAX AUDITS. The Board of Managers decides how to report the partnership items on the Company's tax returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. Given the uncertainty and complexity of the tax laws, it is possible that the Service may not agree with the manner in which the Company's items have been reported. In the event the income tax returns of the Company are audited by the Service, the tax treatment of the Company's income and deductions generally is determined at the limited liability company level in a single proceeding rather than by individual audits of the Members. A Member designated by the Board of Managers as the "Tax Matters Partner" has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Company items.

TAX TREATMENT OF COMPANY INVESTMENTS

The Company expects to act as a trader or investor, and not as a dealer, with respect to its securities transactions. A trader and an investor are persons who buy and sell securities for their own accounts. A dealer, on the other hand, is a person who purchases securities for resale to customers rather than for investment or speculation.

FOREIGN TAXES

It is possible that certain dividends and interest directly or indirectly received by the Company from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Company or a Portfolio Partnership may also be subject to capital gains taxes in some of the foreign countries where they purchase and sell securities. Tax treaties between certain countries and the United States may reduce or eliminate such taxes with respect to the Company's U.S. Members. It is impossible to predict in advance the rate of foreign tax the Company will directly or indirectly pay since the amount of the Company's assets to be invested in various countries is not known. Tax-exempt Members will not ordinarily benefit from any credits or deductions generally granted by the United States in respect of foreign taxes.

UNRELATED BUSINESS TAXABLE INCOME

Generally, an exempt organization is exempt from Federal income tax on its passive investment income, such as dividends, interest and capital gains, whether realized by the organization directly or indirectly through a partnership in which it is a partner.(1) This type of income is exempt even if it is realized from securities trading activity which constitutes a trade or business.

This general exemption from tax does not apply to the "unrelated business taxable income" ("UBTI") of an exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is taxable in the proportion to which such property is financed by "acquisition indebtedness" during the relevant period of time. The Company Agreement prohibits the Company from incurring indebtedness (through the purchase of securities on margin or otherwise) and the Company's investment program is structured so that exempt organizations will not be subject to Federal income tax on their income from the Company. As previously indicated, the Company may borrow money on a temporary basis. Although the Company intends

-------------------------
(1) With certain exceptions, tax-exempt organizations which are private foundations are subject to a 2% Federal excise tax on their "net investment income." The rate of the excise tax for any taxable year may be reduced to 1% if the private foundation meets certain distribution requirements for the taxable year. A private foundation will be required to make payments of estimated tax with respect to this excise tax.

to treat such borrowings as not resulting in UBTI, there can be no assurance that any such borrowing will not be treated as giving rise to UBTI by the Service. Based upon a published ruling issued by the Service which generally holds that income and gain with respect to short sales of publicly traded stock does not constitute income from debt financed property for purposes of computing UBTI, the Company will treat its short sales of securities as not involving "acquisition indebtedness" and therefore not resulting in UBTI.(2) However, some or all of the Company's income derived by a particular exempt organization may be treated as UBTI if the organization incurs "acquisition indebtedness" in acquiring its Interest.

PASSIVE FOREIGN INVESTMENT COMPANIES. The Company invests in foreign corporations which are passive foreign investment companies ("PFICs") for Federal income tax purposes. A foreign corporation is considered a PFIC if (i) 75% or more of its gross income for the taxable year is "passive" or (ii) the average percentage of assets (by value) held by it during the taxable year which produce passive income, or which are held for the production of passive income, is at least 50%. If a Member incurs UBTI from its investment in the Company attributable to the Company's direct or indirect investment in a PFIC, all or a portion of such Member's income attributable to the PFIC will be taxed under one of three complex methods designed to eliminate the benefit of any tax deferral that might otherwise be available as a result of an investment in a PFIC.

Under the "interest charge" method, a Member is generally liable for tax (at ordinary income rates) plus an interest charge reflecting the deemed deferral of tax liability on the UBTI arising when the Company pledges or sells its PFIC shares at a gain, receives certain distributions from the PFIC that are UBTI or when the Member's indirect interest in the PFIC is reduced. Under a second option, if the Company, or any Portfolio Partnership, makes an election to have the PFIC treated as a qualified electing fund ("QEF"), Members would generally be taxed currently on the UBTI attributable to their proportionate share of the ordinary earnings and net long-term capital gains of the PFIC whether or not the earnings or gains are distributed. In order for the Company or such Portfolio Partnership to be eligible to make a QEF election, the PFIC would have to agree to provide certain information to the Company on an annual basis. Members should consult their own tax advisors concerning the tax consequences of being a partner in a partnership that makes the QEF election with respect to an investment in a PFIC. Under the third alternative, the Company generally will have the option to elect to mark its PFIC stock to market at the end of every year, provided the PFIC stock is considered "marketable" under applicable definitions. All such mark to market gains and losses (to the extent allowed) will be considered ordinary. Under recent regulations, it is unlikely that any PFIC shares that the Company or any Portfolio Partnership would invest in would be considered "marketable" unless the PFIC shares were regularly traded on a regulated securities exchange.

OTHER "ANTI-DEFERRAL" PROVISIONS. Whether or not the PFIC provisions are applicable, pursuant to the "controlled foreign corporation" or "foreign personal holding company" provisions of the Code, investments by the Company in certain foreign corporations may, in certain circumstances, cause a Member to


------------------------
(2) Moreover, income realized from option writing and futures contract transactions generally would not constitute UBTI.

(i) recognize taxable income, and to the extent of UBTI generated (if any), prior to the Company's receipt of distributable proceeds or (ii) recognize ordinary taxable income that would otherwise have been treated as long-term or short-term capital gain.

CALCULATION OF UBTI. To the extent that the Company generates UBTI, the applicable Federal tax rate for such a Member generally would be either the corporate or trust tax rate depending upon the nature of the particular exempt organization. An exempt organization may be required to support, to the satisfaction of the Service, the method used to calculate its UBTI. The Company will be required to report to a Member which is an exempt organization information as to the portion, if any, of its income and gains from the Company for each year which will be treated as UBTI. The calculation of such amount with respect to transactions entered into by the Company is highly complex, and there is no assurance that the Company's calculation of UBTI will be accepted by the Service.

In general, if UBTI is allocated to an exempt organization such as a qualified retirement plan or a private foundation, the portion of the Company's income and gains which is not treated as UBTI will continue to be exempt from tax, as will the organization's income and gains from other investments which are not treated as UBTI. Therefore, even if (contrary to the Company's intention) an exempt organization Member realizes UBTI from its investment in the Company, the tax-exempt status of such exempt organization should not be affected.(3) However, a charitable remainder trust will not be exempt from Federal income tax under Section 664(c) of the Code for any year in which it has UBTI. A title-holding company will not be exempt from tax if it has certain types of UBTI. Moreover, the charitable contribution deduction for a trust under Section 642(c) of the Code may be limited for any year in which the trust has UBTI. A prospective investor should consult its tax adviser with respect to the tax consequences of receiving UBTI from the Company. (See "ERISA Considerations.")

CERTAIN ISSUES PERTAINING TO SPECIFIC EXEMPT ORGANIZATIONS

PRIVATE FOUNDATIONS. Private foundations and their managers are subject to excise taxes if they invest "any amount in such a manner as to jeopardize the carrying out of any of the foundation's exempt purposes." This rule requires a foundation manager, in making an investment, to exercise "ordinary business care and prudence" under the facts and circumstances prevailing at the time of making the investment, in providing for the short-term and long-term needs of the foundation to carry out its exempt purposes. The factors which a foundation manager may take into account in assessing an investment include the expected rate of return (both income and capital appreciation), the risks of rising and falling price levels, and the need for diversification within the foundation's portfolio.

In order to avoid the imposition of an excise tax, a private foundation may be required to distribute on an annual basis its "distributable amount," which includes, among other things, the private foundation's "minimum investment

------------------
(3) Certain exempt organizations which realize UBTI in a taxable year will not constitute "qualified organizations" for purposes of Section 514(c)(9)(B)(vi)(I) of the Code, pursuant to which, in limited circumstances, income from certain real estate partnerships in which such organizations invest might be treated as exempt from UBTI. A prospective tax-exempt Member should consult its tax adviser in this regard.

return," defined as 5% of the excess of the fair market value of its nonfunctionally related assets (assets not used or held for use in carrying out the foundation's exempt purposes), over certain indebtedness incurred by the foundation in connection with such assets. It appears that a foundation's investment in the Company would most probably be classified as a nonfunctionally related asset. A determination that an interest in the Company is a nonfunctionally related asset could conceivably cause cash flow problems for a prospective Member which is a private foundation. Such an organization could be required to make distributions in an amount determined by reference to unrealized appreciation in the value of its interest in the Company. Of course, this factor would create less of a problem to the extent that the value of the investment in the Company is not significant in relation to the value of other assets held by a foundation.

In some instances, an investment in the Company by a private foundation may be prohibited by the "excess business holdings" provisions of the Code. For example, if a private foundation (either directly or together with a "disqualified person") acquires more than 20% of the capital interest or profits interest of the Company, the private foundation may be considered to have "excess business holdings." If this occurs, such foundation may be required to divest itself of its interest in the Company in order to avoid the imposition of an excise tax. However, the excise tax will not apply if at least 95% of the gross income from the Company is "passive" within the applicable provisions of the Code and Regulations. There can be no assurance that the Company will meet such 95% gross income test.

A substantial percentage of investments of certain "private operating foundations" may be restricted to assets directly devoted to their tax-exempt purposes. Otherwise, generally, rules similar to those discussed above govern their operations.

QUALIFIED RETIREMENT PLANS. Employee benefit plans subject to the provisions of ERISA, Individual Retirement Accounts and Keogh Plans should consult their counsel as to the implications of such an investment under ERISA. (See "ERISA Considerations.")

ENDOWMENT FUNDS. Investment managers of endowment funds should consider whether the acquisition of an Interest is legally permissible. This is not a matter of Federal law, but is determined under state statutes. It should be noted, however, that under the Uniform Management of Institutional Funds Act, which has been adopted, in various forms, by a large number of states, participation in investment partnerships or similar organizations in which funds are commingled and investment determinations are made by persons other than the governing board of the endowment fund is allowed.

TAX SHELTER REPORTING REQUIREMENTS

Under  recently  issued  Regulations,  the  activities  of the  Company  and the
Portfolio  Partnerships  may  include  one or  more  "reportable  transactions,"
requiring  the  Company  and,  in  certain  circumstances,   a  Member  to  file
information returns as described below. In addition, the Adviser and other material advisors to the Company may each be required to maintain for a specified period of time a list containing certain information regarding the "reportable transactions" and the Company's investors, and the Service could inspect such lists upon request.

A "reportable transaction" of a partnership includes, among others, a transaction that results in a loss claimed under Section 165 of the Code (computed without taking into account offsetting income or gain items, and without regard to limitations on its deductibility) generally of at least $2 million in any one taxable year or an aggregate of at least $4 million over a period of six taxable years (beginning with the taxable year in which the transaction is entered into), unless the transaction has been exempted from reporting by the Service. Subject to certain significant exemptions as described below, a partner will be treated as participating in a partnership's "loss transaction," and thus be required to report the transaction, if (i) the partner's allocable share of such a partnership's loss exceeds certain thresholds, (4) or (ii) the partner is an individual or a trust which is allocated in any one taxable year a loss of at least $50,000 from certain foreign currency transactions.

The Service has published guidance exempting many transactions of the Portfolio Partnerships and the Company from the reporting requirements, provided that the Company or the Portfolio Partnership has a "qualifying basis" in the assets underlying the transaction. An asset with a "qualifying basis" includes, among others, an asset purchased by the Company or a Portfolio Partnership for cash. However, even if the Company or a Portfolio Partnership has a "qualifying basis" in the asset generating the loss, each of the following transactions is still subject to the reporting requirements unless it is marked to market under the Code (E.G., a Section 1256 Contract): (i) a transaction involving an asset that is, or was, part of a straddle (other than a mixed straddle), (ii) a transaction involving certain "stripped" instruments, (iii) the disposition of an interest in a pass-through entity (such as a Portfolio Partnership) and (iv) a foreign currency transaction which generates an ordinary loss.

The Regulations require the Company to complete and file Form 8886 ("Reportable Transaction Disclosure Statement") with its tax return for each taxable year in which the Company participates in a "reportable transaction." Additionally, each Member treated as participating in a "reportable transaction" of the Company is required to file Form 8886 with its tax return. The Company and any such Member, respectively, must also submit a copy of the completed form with the Service's Office of Tax Shelter Analysis. The Company intends to notify the Members that it believes (based on information available to the Company) are required to report a transaction of the Company or a Portfolio Partnership, and intends to provide such Members with any available information needed to complete and submit Form 8886 with respect to the transactions of the Company and the Portfolio Partnerships.

Under the above rules, a Member's recognition of a loss upon its disposition of an interest in the Company could also constitute a "reportable transaction" for such Member. Investors should consult with their advisors concerning the application of these reporting obligations to their specific situations.


---------------------
(4) For non-corporate partners, the thresholds are $2 million in any one taxable year or an aggregate of $4 million over the six-year period described above, and for corporate partners, the thresholds are $10 million in any one taxable year or $20 million over the six-year period described above.

REPORTING REQUIREMENTS FOR TRANSFERS TO NON-U.S. CORPORATIONS

         Any U.S. person within the meaning of the Code that transfers cash to a non-U.S. corporation may be required to report the transfer to the Service if
(i) immediately after the transfer, such person holds (directly, indirectly or by attribution) at least 10% of the total voting power or total value of such corporation or (ii) the amount of cash transferred by such person (or any related person) to such corporation during the twelve-month period ending on the date of the transfer exceeds $100,000. For purposes of determining the applicability of this reporting obligation to a Member, such Member will be treated as transferring its pro rata portion of the cash transferred by the Company or a Portfolio Partnership to a non-U.S. corporation. Members are urged to consult their own tax advisors concerning these reporting requirements.

STATE AND LOCAL TAXATION

In addition to the Federal income tax consequences described above, prospective investors should consider potential state and local tax consequences of an investment in the Company. State and local tax laws differ in the treatment of limited liability companies such as the Company. A few jurisdictions may impose entity level taxes on a limited liability company if it is found to have sufficient contact with that jurisdiction. Such taxes are frequently based on the income and capital of the entity that is allocated to the jurisdiction. Although there can be no assurance, the Company intends to conduct its activities so that it will not be subject to entity level taxation by any state or local jurisdiction.

A partnership in which the Company acquires an interest may conduct business in a jurisdiction which will subject to tax a Member's share of the partnership's income from that business and may cause Members to file tax returns in those jurisdictions. Prospective Members should consider potential state and local tax consequences of an investment in the Company and the extent to which their income from the Company would be taxed, if at all, by such jurisdictions.

New York State has recently enacted legislation that imposes a quarterly withholding obligation on certain partnerships with respect to partners that are individual non-New York residents or corporations (other than "S" corporations). Accordingly, the Company may be required to withhold on the distributive shares of New York source partnership income allocable to such partners to the extent such income is not derived from trading in securities for the Company's or a Portfolio Partnership's own account.

A trust or other unincorporated organization which by reason of its purposes or activities is exempt from Federal income tax is also exempt from New York State personal income tax. A nonstock corporation which is exempt from Federal income tax is generally presumed to be exempt from New York State corporate franchise tax. New York State imposes a tax with respect to such exempt entities on UBTI (including unrelated debt-financed income) at a rate which is currently equal to the New York State corporate franchise tax rate (plus the corporate surtax).

                              ERISA CONSIDERATIONS

         Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to ERISA (an "ERISA Plan"), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction provisions of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Company.

         ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in prohibited transactions and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (SEE "Tax Aspects") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives. Before investing the assets of an ERISA Plan in the Company, a fiduciary should determine whether making such an investment is consistent with its fiduciary responsibilities and the DOL's regulations. For example, a fiduciary should consider whether an investment in the Company may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary breaches its responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself may be held liable for losses incurred by the ERISA Plan as a result of such breach.

         Because the Company is registered as an investment company under the 1940 Act, the underlying assets of the Company should not be considered to be "plan assets" of the ERISA Plans investing in the Company for purposes of the fiduciary responsibility provisions of ERISA and prohibited transaction rules of ERISA and the Code. Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the Company.

         A Benefit Plan that proposes to invest in the Company will be required to represent that it, and any fiduciaries responsible for such Plan's investments, are aware of and understand the Company's investment objective, policies and strategies, that the decision to invest in the Company was made with appropriate consideration of the relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

         Certain prospective Benefit Plan investors may currently maintain relationships with the Advisor and/or its affiliates. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services. ERISA prohibits the use of ERISA and Benefit Plan assets for the benefit of a party in interest and also prohibits an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. The Code also penalizes such actions. ERISA and Benefit Plan investors should consult with counsel to determine if participation in the Company is a transaction that is prohibited by ERISA or the Code. Fiduciaries of ERISA or Benefit Plan investors will be required to represent that the decision to invest in the Company was made by them as fiduciaries independent of the Adviser or its affiliates, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of the Adviser or its affiliates, as a primary basis for the decision to invest in the Company.


         The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA and the Code contained in this Confidential Memorandum is general and may be affected by future publication of regulations and rulings. Potential Benefit Plan investors should consult their legal advisers regarding the consequences under ERISA and the Code relevant to the acquisition and ownership of Interests.

                      ADDITIONAL INFORMATION AND SUMMARY OF
                       LIMITED LIABILITY COMPANY AGREEMENT

         THE FOLLOWING IS A SUMMARY DESCRIPTION OF ADDITIONAL ITEMS AND OF SELECT PROVISIONS OF THE COMPANY AGREEMENT WHICH MAY NOT BE DESCRIBED ELSEWHERE IN THIS CONFIDENTIAL MEMORANDUM. THE DESCRIPTION OF SUCH ITEMS AND PROVISIONS IS NOT DEFINITIVE AND REFERENCE SHOULD BE MADE TO THE COMPLETE TEXT OF THE COMPANY AGREEMENT, WHICH IS ATTACHED HERETO AS APPENDIX A.

MEMBER INTERESTS

         Persons who purchase Interests in the offering being made hereby will be Members. The Adviser and its affiliates may contribute capital to and maintain an investment in the Company, and to that extent will be Members of the Company.

LIABILITY OF MEMBERS

         Under Delaware law and the Company Agreement, each Member will be liable for the debts and obligations of the Company only to the extent of any contributions to the capital of the Company (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board of Managers, may be obligated (i) to satisfy withholding tax obligations with respect to such Members or (ii) to return to the Company amounts distributed to the Member in accordance with the Company Agreement in certain circumstances where after giving effect to the distribution, certain liabilities of the Company exceed the fair market value of the Company's assets.

LIABILITY OF  MANAGERS

         The Company Agreement provides that a Manager shall not be liable to the Company or any of the Members for any loss or damage occasioned by any act or omission in the performance of the Manager's services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Manager's office. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of a Manager by the Company (but not by the Members individually) against any liability and expense to which the Manager may be liable which arise in connection with the performance of the Manager's activities on behalf of the Company. Managers shall not be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Company or by reason of any change in the Federal or state income tax laws applicable to the Company or its investors. The rights of indemnification and exculpation provided under the Company Agreement shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Company Agreement to the fullest extent permitted by law.

AMENDMENT OF THE COMPANY AGREEMENT

         The Company Agreement may generally be amended, in whole or in part, with the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and without the approval of the Members unless the approval of Members is required by the 1940 Act. However, certain amendments to the Company Agreement involving capital accounts and allocations thereto may not be made without the written consent of any Member adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to tender its entire Interest for repurchase by the Company.

POWER-OF-ATTORNEY

         By subscribing for an Interest, each Member will appoint each of the Managers his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Company as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Company or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Company.

         The power-of-attorney granted as part of each Member's subscription agreement is a special power-of-attorney and is coupled with an interest in favor of the Board of Managers and as such shall be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power-of-attorney, and shall survive the delivery of a transfer by a Member of all or any portion of an Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substitute Member, or upon the withdrawal of a Member from the Company pursuant to a periodic tender or otherwise this power-of-attorney given by the transferor shall terminate.

TERM, DISSOLUTION AND LIQUIDATION

         The Company shall be dissolved:

o upon the affirmative vote to dissolve the Company by: (1) the Board of Managers or (2) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

o upon the failure of Members to elect successor Managers at a meeting called by the Adviser when no Manager remains to continue the business of the Company;

o upon the expiration of any two year period which commences on the date on which any Member has submitted, in accordance with the terms of the Company Agreement, a written notice to the Company requesting the repurchase of its entire Interest by the Company if that Interest has not been repurchased by the Company; or

o    as required by operation of law.

         Upon the occurrence of any event of dissolution, the Board of Managers or the Adviser, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Company and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "Capital Accounts and Allocations -- Allocation of Net Profits and Net Loss."

         Upon the liquidation of the Company, its assets will be distributed (1) first to satisfy the debts, liabilities and obligations of the Company (other than debts to Members) including actual or anticipated liquidation expenses, (2) next to repay debts owing to the Members, and (3) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a PRO RATA basis if the Board of Managers or liquidator determines that the distribution of assets in-kind would be in the interests of the Members in facilitating an orderly liquidation.

REPORTS TO MEMBERS

         The Company will furnish to Members as soon as practicable after the end of each taxable year such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law. The Company's ability to provide final Schedules K-1 to Members for any given tax year prior to April 15 of the following year will depend upon when it receives the requisite information from Portfolio Funds. (SEE "Additional Risk Factors -- Special Risks of Multi-Manager Structure.") The Company will provide Schedules K-1 as soon as practicable after it receives all necessary information. However, delays frequently occur. Members should therefore be prepared to obtain extensions of the filing dates for their Federal, state and local income tax returns. (SEE "Additional Risk Factors -- Special Risks of Multi-Manager Structure.")

         The Company sends Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act. Members also will be sent quarterly reports regarding the Company's operations after the end of each quarter. Any Member may request from the Adviser an estimate, based on unaudited data, of the net asset value of the Company as of the end of any calendar month.

FISCAL YEAR

         For accounting purposes, the Company's fiscal year is the 12-month period ending on March 31. The first fiscal year of the Company will commence on the initial closing date and will end on March 31, 2004. The 12-month period ending December 31 of each year is the taxable year of the Company.

ACCOUNTANTS AND LEGAL COUNSEL

         The Board of Managers and the Audit Committee have selected PricewaterhouseCoopers LLP as the independent public accountants of the Company. The independent public accountants are responsible for auditing the annual financial statements of the Company. PricewaterhouseCoopers LLP's principal business address is located at 1177 Avenue of the Americas, New York, New York 10036.

         Schulte Roth & Zabel LLP, New York, New York, serves as legal counsel to the Company. The firm also acts as legal counsel to the Adviser and its affiliates with respect to certain other matters.

CUSTODIAN

         SEI Private Trust Company (the "Custodian") serves as the custodian of the assets of the Company, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board of Managers in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Company are not held by the Adviser or commingled with the assets of other accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus customer account. The Custodian's principal business address is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

INQUIRIES

         Inquiries concerning the Company and Interests (including information concerning subscription and withdrawal procedures) should be directed to:

              Timothy J. Stewart
              Robeco-Sage Capital Management, L.L.C.
              120 Bloomingdale Road
              White Plains, NY  10605

              Telephone:  (914) 948-0300
              Telecopier: (914) 948-1991

                                    * * * * *

         ALL POTENTIAL INVESTORS IN THE COMPANY ARE ENCOURAGED TO CONSULT APPROPRIATE LEGAL AND TAX COUNSEL.

                                   APPENDIX A















                      ------------------------------------

                               ROBECO-SAGE TRITON
                                    FUND, L.L.C.

                     (A DELAWARE LIMITED LIABILITY COMPANY)
                      ------------------------------------

                       LIMITED LIABILITY COMPANY AGREEMENT

                           DATED AS OF AUGUST 18, 2003
                      ------------------------------------


                              120 BLOOMINGDALE ROAD
                          WHITE PLAINS, NEW YORK 10605
                                 (914) 948-0300


                                TABLE OF CONTENTS
                                                                                                               PAGE
ARTICLE I DEFINITIONS.............................................................................................1

ARTICLE II   ORGANIZATION; ADMISSION OF MEMBERS...................................................................7

     2.1   FORMATION OF LIMITED LIABILITY COMPANY.................................................................7
     2.2   NAME...................................................................................................7
     2.3   PRINCIPAL AND REGISTERED OFFICE........................................................................7
     2.4   DURATION...............................................................................................7
     2.5   BUSINESS OF THE COMPANY................................................................................7
     2.6   BOARD OF MANAGERS......................................................................................8
     2.7   MEMBERS................................................................................................9
     2.8   ORGANIZATIONAL MEMBER..................................................................................9
     2.9   BOTH MANAGERS AND MEMBERS..............................................................................9
     2.10   LIMITED LIABILITY.....................................................................................9

ARTICLE III   MANAGEMENT..........................................................................................9

     3.1   MANAGEMENT AND CONTROL.................................................................................9
     3.2   ACTIONS BY THE BOARD OF MANAGERS......................................................................10
     3.3  OFFICERS...............................................................................................11
     3.4   MEETINGS OF MEMBERS...................................................................................12
     3.5   CUSTODY OF ASSETS OF THE COMPANY......................................................................12
     3.6   OTHER ACTIVITIES OF MEMBERS AND MANAGERS..............................................................13
     3.7   DUTY OF CARE..........................................................................................13
     3.8   INDEMNIFICATION.......................................................................................13
     3.9   FEES, EXPENSES AND REIMBURSEMENT......................................................................15

ARTICLE IV  TERMINATION OF STATUS OF ADVISER AND MANAGERS; TRANSFERS AND REPURCHASES.............................16

     4.1   TERMINATION OF STATUS OF THE ADVISER..................................................................16
     4.2   TERMINATION OF STATUS OF A MANAGER....................................................................16
     4.3   REMOVAL OF THE MANAGERS...............................................................................16
     4.4   TRANSFER OF INTERESTS OF MEMBERS......................................................................16
     4.5   REPURCHASE OF INTERESTS...............................................................................17

ARTICLE V   CAPITAL..............................................................................................19

     5.1   CONTRIBUTIONS TO CAPITAL..............................................................................19
     5.2   RIGHTS OF MEMBERS TO CAPITAL..........................................................................20
     5.3   CAPITAL ACCOUNTS......................................................................................20
     5.4   ALLOCATION OF NET PROFIT AND NET LOSS; ALLOCATION OF OFFERING COSTS...................................20
     5.5   ALLOCATION OF CERTAIN EXPENDITURES....................................................................20
     5.6   RESERVES..............................................................................................21
     5.7   ALLOCATION OF ORGANIZATION EXPENSES...................................................................21
     5.8   TAX ALLOCATIONS.......................................................................................22
     5.9   DISTRIBUTIONS.........................................................................................23
     5.10   WITHHOLDING..........................................................................................23

ARTICLE VI   DISSOLUTION AND LIQUIDATION.........................................................................24

     6.1   DISSOLUTION...........................................................................................24
     6.2   LIQUIDATION OF ASSETS.................................................................................24


                                                           -i-


ARTICLE VII   ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS.......................................................25

     7.1   ACCOUNTING AND REPORTS................................................................................25
     7.2   DETERMINATIONS BY THE BOARD OF MANAGERS...............................................................26
     7.3   VALUATION OF ASSETS...................................................................................26

ARTICLE VIII   MISCELLANEOUS PROVISIONS..........................................................................27

     8.1   AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT......................................................27
     8.2   SPECIAL POWER OF ATTORNEY.............................................................................28
     8.3   NOTICES...............................................................................................29
     8.4   AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.........................................................29
     8.5   APPLICABILITY OF 1940 ACT AND FORM N-2................................................................29
     8.6   CHOICE OF LAW; ARBITRATION............................................................................30
     8.7   NOT FOR BENEFIT OF CREDITORS..........................................................................31
     8.8   CONSENTS..............................................................................................31
     8.9   MERGER AND CONSOLIDATION..............................................................................31
     8.10   PRONOUNS.............................................................................................31
     8.11   CONFIDENTIALITY......................................................................................31
     8.12   CERTIFICATION OF NON-FOREIGN STATUS..................................................................32
     8.13   SEVERABILITY.........................................................................................32
     8.14   FILING OF RETURNS....................................................................................33
     8.15   TAX MATTERS PARTNER..................................................................................33
     8.16   SECTION 754 ELECTION.................................................................................33
     8.17   APPLICABILITY OF CERTAIN PROVISIONS..................................................................34


                                                            -ii-


                          ROBECO-SAGE TRITON FUND, L.L.C.
                       LIMITED LIABILITY COMPANY AGREEMENT


         THIS LIMITED LIABILITY COMPANY AGREEMENT of Robeco-Sage Triton Fund, LLC (the "Company") is dated as of August 18, 2003, by and among Timothy Stewart, as the Initial Manager, Timothy Stewart, as the Organizational Member, and those persons hereinafter admitted as Members.

                              W I T N E S S E T H :

         WHEREAS, the Company has heretofore been formed as a limited liability company under the Delaware Limited Liability Company Act pursuant to an initial Certificate of Formation (the "Certificate") dated and filed with the Secretary of State of Delaware on August 18, 2003.

         NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants hereinafter set forth, it is hereby agreed as follows:

                             ----------------------

                                    ARTICLE I

                                   DEFINITIONS
                             ----------------------


For purposes of this Agreement:

ADMINISTRATOR              The person who  provides  administrative  services to
                           the Company pursuant to an administrative services agreement.

ADVISER The person who at any particular time serves as the investment adviser to the Company pursuant to an Investment Advisory Agreement.

ADVISERS ACT The Investment Advisers Act of 1940 and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

AFFILIATE                  An affiliated  person, as such term is defined by the
                           1940 Act, of a person.

AGREEMENT                  This Limited Liability Company Agreement,  as amended
                           from time to time.

BOARD OF MANAGERS          The Board of Managers established pursuant to Section
                           2.6  hereof.

CAPITAL ACCOUNT            With  respect to each  Member,  the  capital  account
                           established and maintained on behalf of each Member pursuant to Section 5.3 hereof.

CAPITAL PERCENTAGE         A  percentage  established  for  each  Member  on the
                           Company's books as of each Expense  Allocation  Date.
                           The  Capital  Percentage  of a Member  on an  Expense
                           Allocation Date shall be determined by dividing the amount of capital contributed to the Company by the Member pursuant to Section 5.1 hereof by the sum of the capital contributed to the Company by each Member pursuant to Section 5.1 hereof on or prior to such Expense Allocation Date. The sum of the Capital
                           Percentages of all Members on each Expense Allocation
                           Date shall equal 100%.

CERTIFICATE                The  Certificate  of Formation of the Company and any
                           amendments thereto as filed with the office of the Secretary of State of Delaware.

CLOSING DATE               The first date on or as of which a Member  other than
                           the Organizational Member is admitted to the Company.

CODE The United States Internal Revenue Code of 1986, as amended from time to time, or any successor law.

COMPANY The limited liability company governed hereby, as such limited liability company may from time to time be constituted.

DELAWARE ACT               The  Delaware  Limited  Liability  Company  Act as in
                           effect on the date hereof and as amended from time to time, or any successor law.

EXPENSE ALLOCATION DATE    The  Closing  Date,  and  thereafter  each  day on or
                           before December 31, 2004, as of which a contribution to the capital of the Company is made pursuant to
                           Section   5.1  hereof.

FISCAL PERIOD              The  period  commencing  on  the  Closing  Date,  and
                           thereafter   each  period   commencing   on  the  day
                           immediately  following  the last day of the preceding
                           Fiscal Period, and ending at the close of business on the first to occur of the following dates:

                           (1)      the last day of a Fiscal Year;

                           (2)      the last day of a Taxable Year;

                           (3) the day preceding any day as of which a contribution to the capital of the Company is made pursuant to Section 5.1 hereof;

                           (4) any day on which the Company repurchases any Interest or portion of an Interest of any Member; or

                           (5)      any day (other than one  specified in clause
                                    (2)  above)  as  of  which  this   Agreement
                                    provides for any amount to be credited to or debited against the Capital Account of any Member, other than an amount to be credited to or debited against the Capital Accounts of all Members in accordance with their respective Investment Percentages.

FISCAL YEAR                The period  commencing on the Closing Date and ending
                           on  March  31,  2004,  and  thereafter   each  period
                           commencing on April 1 of each year and ending on March 31 of each year (or on the date of a final distribution pursuant to Section 6.2 hereof), unless and until the Board of Managers shall elect another fiscal year for the Company.

FORM N-2 The Company's Registration Statement on Form N-2 filed with the Securities and Exchange Commission, as amended from time to time.

INDEPENDENT MANAGERS       Those Managers who are not  "interested  persons," as
                           such term is defined by the 1940 Act, of the Company.

INITIAL MANAGER            Timothy Stewart

INTEREST The entire ownership interest in the Company at any particular time of a Member, or other person to whom an Interest of a Member or portion thereof has been transferred pursuant to Section 4.4 hereof, including the rights and obligations of such Member or other person under this Agreement and the Delaware Act.

INVESTMENT ADVISORY        A  separate  written  agreement  entered  into by the
AGREEMENT                  Company   pursuant  to  which  the  Adviser  provides
                           Management Services to the Company.

INVESTMENT FUNDS           Unregistered    investment   funds   and   registered
                           investment   companies.

INVESTMENT PERCENTAGE      A  percentage  established  for  each  Member  on the
                           Company's  books as of the first  day of each  Fiscal
                           Period.  The Investment  Percentage of a Member for a
                           Fiscal Period shall be determined by dividing the balance of the Member's Capital Account as of the commencement of such Fiscal Period by the sum of the Capital Accounts of all of the Members as of the commencement of such Fiscal Period. The sum of the Investment Percentages of all Members for each Fiscal
                           Period  shall equal 100%.

MANAGEMENT SERVICES        Such  investment  advisory and other  services as the
                           Adviser  is   required  to  provide  to  the  Company
                           pursuant to the Investment Advisory Agreement as contemplated by Section 3.9(a) hereof.

MANAGER An individual designated as a manager of the Company pursuant to the provisions of Section 2.6 hereof and who serves on the Board of Managers of the Company.

MEMBER Any person who shall have been admitted to the Company as a member (including any Manager in such person's capacity as a member of the Company but excluding any Manager in such person's capacity as a Manager of the Company) until the Company repurchases the entire Interest of such person as a member pursuant to Section 4.5 hereof or a substituted Member or Members are admitted with respect to any such person's entire Interest as a member pursuant to
                           Section 4.4 hereof; such term includes the Adviser to the extent the Adviser makes a capital contribution to the Company and shall have been admitted to the Company as a member.

NET ASSETS                 The total value of all assets of the Company, less an
                           amount equal to all accrued debts, liabilities and obligations of the Company, calculated before giving effect to any repurchases of Interests to be effected as of the date such value is determined.

NET PROFIT OR NET LOSS     The amount by which the Net Assets as of the close of
                           business  on the last day of a Fiscal  Period  exceed
                           (in the case of Net  Profit) or are less than (in the
                           case  of  Net  Loss)   the  Net   Assets  as  of  the
                           commencement of the same Fiscal Period (or, with respect to the initial Fiscal Period of the Company, as of the close of business on the Closing Date), such amount to be adjusted to exclude any items to be allocated among the Capital Accounts of the Members on a basis that is not in accordance with the respective Investment Percentages of all Members as of the commencement of such Fiscal Period pursuant to Sections 5.5 and 5.6 hereof.

1940 ACT The Investment Company Act of 1940, as amended, and the rules, regulations and orders thereunder, as amended from time to time, or any successor law.

OFFICER An individual designated as an officer of the Company pursuant to the provisions of Section 3.3 hereof and who serves as an officer of the Company.

ORGANIZATION EXPENSES      The  expenses  incurred by the Company in  connection
                           with its formation, its initial registration as an investment company under the 1940 Act, and the initial offering of Interests.

ORGANIZATIONAL MEMBER      Timothy Stewart

REGISTRATION DATE          The date on which the  Company  files  Forms N-8A and
                           N-2  with the  Securities  and  Exchange  Commission.

SECURITIES                 Securities (including, without limitation,  equities,
                           debt obligations, options, and other "securities" as that term is defined in Section 2(a)(36) of the 1940
                           Act) and any contracts for forward or future delivery of any security, debt obligation or currency, or commodity, all types of derivative instruments and financial instruments and any contracts based on any index or group of securities, debt obligations or currencies, or commodities, and any options thereon, as well as investments in registered investment companies and private investment funds.

TAXABLE YEAR               The 12-month  period ending December 31 of each year.

TRANSFER The assignment, transfer, sale, encumbrance, pledge or other disposition of all or any portion of an Interest, including any right to receive any allocations and distributions attributable to an Interest.

                            -------------------------

                                   ARTICLE II

                       ORGANIZATION; ADMISSION OF MEMBERS

                            -------------------------

         2.1 FORMATION OF LIMITED LIABILITY COMPANY.

             The Board of Managers shall execute and file in accordance with the Delaware Act any amendment to the Certificate and shall execute and file with applicable governmental authorities any other instruments, documents and certificates that, in the opinion of the Company's legal counsel, may from time to time be required by the laws of the United States of America, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company.

         2.2 NAME.

             The name of the Company shall be "Robeco-Sage Triton Fund, L.L.C." or such other name as the Board of Managers may hereafter adopt upon (i) causing an appropriate amendment to the Certificate to be filed in accordance with the Delaware Act and (ii) taking such other actions as may be required by law.

         2.3 PRINCIPAL AND REGISTERED OFFICE.

             The Company shall have its principal office at 120 Bloomingdale Road, White Plains, New York 10605, or at such other place designated from time to time by the Board of Managers.

             The Company shall have its registered office in Delaware at 615 South DuPont Highway, Dover, Delaware 19901, and shall have National Corporate Research, Ltd. as its registered agent for service of process in Delaware, unless and until a different registered office or agent is designated by the Board of Managers.

         2.4 DURATION.

             The term of the Company commenced on the filing of the Certificate with the Secretary of State of Delaware and shall continue until the Company is dissolved pursuant to Section 6.1 hereof.

         2.5 BUSINESS OF THE COMPANY.

             (a) The  business of the Company is to  purchase,  sell  (including short sales), invest and trade in Securities, on margin or otherwise, and to engage in any financial or derivative transactions relating thereto or otherwise. The Company may execute, deliver and perform all contracts, agreements, subscription documents and other undertakings and engage in all activities and transactions as may in the opinion of the Board of Managers be necessary or advisable to carry out its objective or business. The Company shall be operated subject to any applicable restrictions of the Bank Holding Company Act of 1956, as amended.

             (b) The Company shall operate as a closed-end, non-diversified, management investment company in accordance with the 1940 Act and subject to any fundamental policies and investment restrictions as may be adopted by the Board of Managers and in accordance with the 1940 Act.

         2.6 BOARD OF MANAGERS.

             (a) On or prior to the Registration Date, the Initial Manager may designate such persons who shall agree to be bound by all of the terms of this Agreement to serve as the Managers on the Board of Managers, subject to the election of such persons on or prior to the Registration Date by the Members. By signing this Agreement or the signature page of the Company's subscription agreement, a Member admitted on or prior to the Registration Date shall be deemed to have voted for the election of each of the Managers then serving on the Board of Managers to the Board of Managers. After the Registration Date, the Board of Managers may, subject to the provisions of paragraphs (a) and (b) of this Section 2.6 with respect to the number of and vacancies in the position of Manager and the provisions of Section 3.4 hereof with respect to the election of Managers to the Board of Managers by Members, designate any person who shall agree to be bound by all of the terms of this Agreement as a Manager. The names and mailing addresses of the Managers shall be set forth in the books and records of the Company. The number of Managers shall be fixed from time to time by the Board of Managers.

             (b) Each Manager shall serve on the Board of Managers for the duration of the term of the Company, unless his or her status as a Manager shall be sooner terminated pursuant to Section 4.2 hereof. In the event of any vacancy in the position of Manager, the remaining Managers may appoint an individual to serve in such capacity; provided that in the event of any vacancy in the position of Manager occurring on or after the Registration Date, the remaining Managers may appoint an individual to serve in such capacity, so long as immediately after such appointment at least two-thirds (2/3) of the Managers then serving would have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of Manager, and shall do so within 60 days after any date on which Managers who were elected by the Members cease to constitute a majority of the Managers then serving on the Board of Managers.

             (c) In the event that no Manager remains to continue the business of the Company, the Adviser shall promptly call a meeting of the Members, to be held within 60 days after the date on which the last Manager ceased to act in that capacity, for the purpose of determining whether to continue the business of the Company and, if the business shall be continued, of electing Managers to the Board of Managers. If the Members shall determine at such meeting not to continue the business of the Company or if the required number of Managers is not elected within 60 days after the date on which the last Manager ceased to act in that capacity, then the Company shall be dissolved pursuant to Section
6.1 hereof and the assets of the Company shall be liquidated and distributed pursuant to Section 6.2 hereof.

         2.7 MEMBERS.

             The Board of Managers may admit one or more Members as of the last day of each month; PROVIDED, HOWEVER, that the Company may, in the discretion of the Board of Managers, admit Members more or less frequently. Subject to the foregoing terms, Members may be admitted to the Company subject to the condition that each such Member shall execute an appropriate signature page of this Agreement or of the Company's subscription agreement pursuant to which such Member agrees to be bound by all the terms and provisions of this Agreement. The Board of Managers may in its absolute discretion reject any subscription for an Interest. The admission of any person as a Member shall be effective upon the revision of the books and records of the Company to reflect the name and the contribution to the capital of the Company of such additional Member.

         2.8 ORGANIZATIONAL MEMBER.

             Upon the admission of any Member, the Organizational Member shall withdraw from the Company as the Organizational Member and shall be entitled to the return of his or her Capital Contribution, if any, without interest or deduction.

         2.9 BOTH MANAGERS AND MEMBERS.

             A Member may at the same time be a Manager and a Member, in which event such Member's rights and obligations in each capacity shall be determined separately in accordance with the terms and provisions of this Agreement or as provided in the Delaware Act.

         2.10 LIMITED LIABILITY.

             Except as provided under applicable law, a Member shall not be liable for the Company's debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member's share of undistributed profits and assets. Except as provided under applicable law, a Manager shall not be liable for the Company's debts, obligations and liabilities.

                           --------------------------

                                   ARTICLE III

                                   MANAGEMENT
                           --------------------------

         3.1 MANAGEMENT AND CONTROL.

             (a) Management and control of the business of the Company shall be vested in the Board of Managers, which shall have the right, power and authority, on behalf of the Company and in its name, to exercise all rights, powers and authority of Managers under the Delaware Act and to do all things necessary and proper to carry out the objective and business of the Company and their duties hereunder. No Manager shall have the authority individually to act on behalf of or to bind the Company except within the scope of such Manager's authority as delegated by the Board of Managers. The parties hereto intend that, except to the extent otherwise expressly provided herein, (i) each Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a Delaware corporation and
(ii) each Independent Manager shall be vested with the same powers, authority and responsibilities on behalf of the Company as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an "interested person," as such term is defined by the 1940 Act, of such company. During any period in which the Company shall have no Managers, the Adviser shall continue to serve as the investment adviser of the Company and to provide the Management Services to the Company.

             (b) Each Member agrees not to treat, on his personal income tax return or in any claim for a tax refund, any item of income, gain, loss, deduction or credit in a manner inconsistent with the treatment of such item by the Company. The Board of Managers shall have the exclusive authority and discretion to make any elections required or permitted to be made by the Company under any provisions of the Code or any other revenue laws.

             (c) Members, in their capacity as Members, shall have no right to participate in and shall take no part in the management or control of the Company's business and shall have no right, power or authority to act for or bind the Company. Members shall have the right to vote on any matters only as provided in this Agreement or on any matters that require the approval of the holders of voting securities under the 1940 Act or as otherwise required in the Delaware Act.

             (d) The Board of Managers may delegate to any other person any rights, power and authority vested by this Agreement in the Board of Managers to the extent permissible under applicable law, and may appoint persons to serve as officers of the Company, with such titles and authority as may be determined by the Board of Managers consistent with applicable law.

         3.2 ACTIONS BY THE BOARD OF MANAGERS.

             (a) Unless provided otherwise in this Agreement, the Board of Managers shall act only: (i) by the affirmative vote of a majority of the Managers (including the vote of a majority of the Independent Managers if required by the 1940 Act) present at a meeting duly called at which a quorum of the Managers shall be present (in person or, if in person attendance is not required by the 1940 Act, by telephone) or (ii) by unanimous written consent of all of the Managers without a meeting, if permissible under the 1940 Act.

             (b) The Board of Managers may designate from time to time a Principal Manager who shall preside at all meetings of the Board of Managers. Meetings of the Board of Managers may be called by the Principal Manager or by any two Managers, and may be held on such date and at such time and place as the Board of Managers shall determine. Each Manager shall be entitled to receive written notice of the date, time and place of such meeting within a reasonable time in advance of the meeting. Except as otherwise required by the 1940 Act, notice need not be given to any Manager who shall attend a meeting without objecting to the lack of notice or who shall execute a written waiver of notice with respect to the meeting. Managers may attend and participate in any meeting by telephone except where in person attendance at a meeting is required by the 1940 Act. A majority of the Managers shall constitute a quorum at any meeting.

         3.3 OFFICERS

             (a) The executive Officers of the Fund shall be a President, a Treasurer and a Secretary. If the Board of Managers has designated a Principal Manager pursuant to Section 3.2(b) hereof, then the Principal Manager shall also be an executive Officer. The Board of Managers may elect one or more Vice-Presidents, and each such Vice-President shall be an executive Officer. The President shall be the chief executive officer of the Company. The Principal Manager, if there be one, shall be elected from among the persons serving as Managers, but no other Officer need be a Manager. The Board of Managers may also elect, or may delegate to the President authority to appoint, remove, or fix the duties, compensation or terms of office of, one or more other Officers as the Board of Managers shall at any time and from time to time deem to be advisable. Any two or more positions of Officer, except those of President and Vice-President, may be held by the same person. Unless there are no other officers at the time of acting, a person holding more than one office may not act in more than one capacity to execute, acknowledge or verify on behalf of the Fund an instrument required by law to be executed, acknowledged and verified by more than one Officer.

             (b) Each Officer shall hold office until his successor is elected or appointed or until his earlier displacement from office by resignation, removal or otherwise; provided, that if the term of office of any Officer shall have been fixed by the Board of Managers, or by the President acting under authority delegated by the Board of Managers, such Officer shall cease to hold such office no later than the date of expiration of such term, regardless of whether any other person shall have been elected or appointed to succeed him. Any Officer may resign at any time by written notice to the Company. Any Officer may be removed at any time by the Board of Managers or by the President acting under authority delegated by the Board of Managers if in its or his judgment the best interest of the Company would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an Officer shall not of itself create contract rights between the Company and such Officer.

             (c) If the office of any Officer becomes vacant for any reason, the vacancy may be filled by the Board of Managers or by the President acting under authority delegated by the Board of Managers. Each Officer elected or appointed to fill a vacancy shall hold office for the balance of the term for which his predecessor was elected or appointed.

             (d) All Officers as between themselves and the Company shall have such powers, perform such duties and be subject to such restrictions, if any, in the management of the Company as may be provided in this Agreement or, to the extent not so provided, as may be prescribed by the Board of Managers or by the President acting under authority delegated by the Board of Managers.

         3.4 MEETINGS OF MEMBERS.

             (a) Actions requiring the vote of the Members may be taken at any duly constituted meeting of the Members at which a quorum is present. Meetings of the Members may be called by the Board of Managers or by Members holding 25% or more of the total number of votes eligible to be cast by all Members, and may be held at such time, date and place as the Board of Managers shall determine. The Board of Managers shall arrange to provide written notice of the meeting, stating the date, time and place of the meeting and the record date therefor, to each Member entitled to vote at the meeting within a reasonable time prior thereto. Failure to receive notice of a meeting on the part of any Member shall not affect the validity of any act or proceeding of the meeting, so long as a quorum shall be present at the meeting, except as otherwise required by applicable law. Only matters set forth in the notice of a meeting, and matters incidental thereto, may be voted on by the Members at a meeting. The presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the record date shall constitute a quorum at any meeting. In the absence of a quorum, a meeting of the Members may be adjourned by action of a majority of the Members present in person or by proxy without additional notice to the Members. Except as otherwise required by any provision of this Agreement or of the 1940 Act, (i) those candidates receiving a plurality of the votes cast at any meeting of Members shall be elected as Managers and (ii) all other actions of the Members taken at a meeting shall require the affirmative vote of Members holding a majority of the total number of votes at such meeting.

             (b) Each Member shall be entitled to cast at any meeting of Members a number of votes equivalent to such Member's Investment Percentage as of the record date for such meeting. The Board of Managers shall establish a record date not less than 10 days nor more than 60 days prior to the date of any meeting of Members to determine eligibility to vote at such meeting and the number of votes that each Member will be entitled to cast at the meeting, and shall maintain for each such record date a list setting forth the name of each Member and the number of votes that each Member will be entitled to cast at the meeting.

             (c) A Member may vote at any meeting of Members by a proxy properly executed in writing by the Member and filed with the Company before or at the time of the meeting. A proxy may be suspended or revoked, as the case may be, by the Member executing the proxy by a later writing delivered to the Company at any time prior to exercise of the proxy or if the Member executing the proxy shall be present at the meeting and decide to vote in person. Any action of the Members that is permitted to be taken at a meeting of the Members may be taken without a meeting if consents in writing, setting forth the action taken, are signed by Members holding a majority of the total number of votes eligible to be cast or such greater percentage as may be required in order to approve such action.

         3.5 CUSTODY OF ASSETS OF THE COMPANY.

             The physical possession of all funds, Securities and other properties of the Company shall at all times be held, controlled and administered by one or more custodians retained by the Company in accordance with the requirements of the 1940 Act and the rules thereunder.

         3.6 OTHER ACTIVITIES OF MEMBERS AND MANAGERS.

             (a) The Managers shall not be required to devote all of their time to the affairs of the Company, but shall devote such time as may reasonably be required to perform their obligations under this Agreement.

             (b) Any Member or Manager, and any Affiliate of any Member or Manager, may engage in or possess an interest in other business ventures or commercial dealings of every kind and description, independently or with others, including, but not limited to, acquisition and disposition of Securities, provision of investment advisory or brokerage services, serving as directors, officers, employees, advisers or agents of other companies, partners of any partnership, members of any limited liability company, or trustees of any trust, or entering into any other commercial arrangements. No Member or Manager shall have any rights in or to such activities of any other Member or Manager, or any profits derived therefrom.

         3.7 DUTY OF CARE.

             (a) A Manager shall not be liable to the Company or to any of its Members for any loss or damage occasioned by any act or omission in the performance of his or her duties, or otherwise in his or her capacity as a Manager, unless it shall be determined by final judicial decision on the merits from which there is no further right to appeal that such loss is due to an act or omission of such Manager constituting willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the performance of his or her duties to the Company.

             (b) Members not in breach of any obligation hereunder or under any agreement pursuant to which the Member subscribed for an Interest shall be liable to the Company, any Member or third parties only as provided under the Delaware Act.

         3.8 INDEMNIFICATION.

             (a) To the fullest extent permitted by law, the Company shall, subject to Section 3.8(b) hereof, indemnify each Manager (including for this purpose his or her respective executors, heirs, assigns, successors or other legal representatives), against all losses, claims, damages, liabilities, costs and expenses, including, but not limited to, amounts paid in satisfaction of judgments, in compromise, or as fines or penalties, and reasonable counsel fees, incurred in connection with the defense or disposition of any action, suit, investigation or other proceeding, whether civil or criminal, before any judicial, arbitral, administrative or legislative body, in which such indemnitee may be or may have been involved as a party or otherwise, or with which such indemnitee may be or may have been threatened, while in office or thereafter, by reason of being or having been a Manager of the Company or the past or present performance of services to the Company by such indemnitee, except to the extent such loss, claim, damage, liability, cost or expense shall have been finally determined in a decision on the merits in any such action, suit, investigation or other proceeding to have been incurred or suffered by such indemnitee by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. The rights of indemnification provided under this Section 3.8 shall not be construed so as to provide for indemnification of a Manager for any liability (including liability under federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section 3.8 to the fullest extent permitted by law.

             (b) Expenses, including reasonable counsel fees, so incurred by any such indemnitee (but excluding amounts paid in satisfaction of judgments, in compromise, or as fines or penalties), may be paid from time to time by the
Company in advance of the final disposition of any such action, suit, investigation or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay to the Company amounts so paid if it shall ultimately be determined that indemnification of such expenses is not authorized under
Section 3.8(a) hereof; PROVIDED, HOWEVER, that (i) such indemnitee shall provide security for such undertaking, (ii) the Company shall be insured by or on behalf of such indemnitee against losses arising by reason of such indemnitee's failure to fulfill such undertaking, or (iii) a majority of the Managers (excluding any Manager who is either seeking advancement of expenses hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for advancement of expenses hereunder) or independent legal counsel in a written opinion shall determine based on a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe such indemnitee ultimately will be entitled to indemnification.

             (c) As to the disposition of any action, suit, investigation or proceeding (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication or a decision on the merits by a court, or by any other body before which the proceeding shall have been brought, that an indemnitee is liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, indemnification shall be provided pursuant to Section 3.8(a) hereof if (i) approved as in the best interests of the Company by a majority of the Managers (excluding any Manager who is either seeking indemnification hereunder or is or has been a party to any other action, suit, investigation or proceeding involving claims similar to those involved in the action, suit, investigation or proceeding giving rise to a claim for indemnification hereunder) upon a determination based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such indemnitee acted in good faith and in the reasonable belief that such actions were in the best interests of the Company and that such indemnitee is not liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office, or (ii) the Board of Managers secures a written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry) to the effect that such indemnification would not protect such indemnitee against any liability to the Company or its Members to which such indemnitee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office.

             (d) Any indemnification or advancement of expenses made pursuant to this Section 3.8 shall not prevent the recovery from any indemnitee of any such amount if such indemnitee subsequently shall be determined in a decision on the merits in any action, suit, investigation or proceeding involving the liability or expense that gave rise to such indemnification or advancement of expenses to be liable to the Company or its Members by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such indemnitee's office. In (i) any suit brought by a Manager (or other person entitled to indemnification hereunder) to enforce a right to indemnification under this Section 3.8 it shall be a defense that, and (ii) in any suit in the name of the Company to recover any indemnification or advancement of expenses made pursuant to this Section 3.8 the Company shall be entitled to recover such expenses upon a final adjudication that, the Manager or other person claiming a right to indemnification under this Section 3.8 has not met the applicable standard of conduct set forth in this Section 3.8. In any such suit brought to enforce a right to indemnification or to recover any indemnification or advancement of expenses made pursuant to this Section 3.8, the burden of proving that the Manager or other person claiming a right to indemnification is not entitled to be indemnified, or to any indemnification or advancement of expenses, under this Section 3.8 shall be on the Company (or any Member acting derivatively or otherwise on behalf of the Company or its Members).

             (e) An indemnitee may not satisfy any right of indemnification or advancement of expenses granted in this Section 3.8 or to which such indemnitee may otherwise be entitled except out of the assets of the Company, and no Member shall be personally liable with respect to any such claim for indemnification or advancement of expenses.

             (f) The rights of indemnification provided hereunder shall not be exclusive of or affect any other rights to which any person may be entitled by contract or otherwise under law. Nothing contained in this Section 3.8 shall affect the power of the Company to purchase and maintain liability insurance on behalf of any Manager or other person.

         3.9 FEES, EXPENSES AND REIMBURSEMENT.

             (a) So long as the Adviser provides Management Services to the Company, it shall be entitled to receive fees for such services as may be agreed to by the Adviser and the Company pursuant to the Investment Advisory Agreement.

             (b) The Board of Managers may cause the Company to compensate each Manager who is not an officer or employee of the Adviser (or of any affiliate of the Adviser) for his or her services as such and each such Manager shall be reimbursed by the Company for travel expenses incurred by him in performing his duties under this Agreement.

             (c) The Company shall bear all of its own costs and expenses incurred in its business and operations, other than those specifically required to be borne by the Adviser or another party pursuant to the Investment Advisory Agreement or another agreement with the Company. The Adviser shall be entitled to reimbursement from the Company for any expenses that it pays on behalf of the Company. Costs and expenses to be borne by the Company include, but are not limited to, the following: (i) all costs and expenses related to investment expenses; (ii) any non-investment related interest expense; (iii) fees and disbursements of any attorneys and accountants engaged on behalf of the Company;
(iv) audit and tax preparation expenses; (v) administrative expenses and fees; custody and escrow fees and expenses; (vi) the costs of an errors and omissions/directors and officers liability insurance and a fidelity bond; (vii) the management fee payable to the Adviser; (viii) fees and travel-related expenses of Managers who are not employees of the Adviser or any affiliate of the Adviser; (ix) any extraordinary expenses; and such other expenses as may be approved from time to time by the Board of Managers.

             (d) Subject to such limitations as may be imposed by the 1940 Act or other applicable laws, from time to time the Company may, alone or in conjunction with the Adviser, any Affiliate of the Adviser or other registered or unregistered investment funds or other accounts for which the Adviser or any Affiliate of the Adviser acts as general partner or investment adviser, purchase insurance in such amounts, from such insurers and on such terms as the Board of Managers shall determine.

                        ---------------------------------

                                   ARTICLE IV

                      TERMINATION OF STATUS OF ADVISER AND
                       MANAGERS; TRANSFERS AND REPURCHASES
                        ---------------------------------

         4.1 TERMINATION OF STATUS OF THE ADVISER.

             The status of the Adviser shall terminate if the Investment Advisory Agreement with the Adviser terminates and the Company does not enter into a new Investment Advisory Agreement with the Adviser, effective as of the date of such termination.

         4.2 TERMINATION OF STATUS OF A MANAGER.

             The status of a Manager shall terminate if the Manager (i) shall die; (ii) shall be adjudicated incompetent; (iii) shall voluntarily withdraw as a Manager (upon not less than 90 days' prior written notice to the other Managers); (iv) shall be removed; (v) shall be certified by a physician to be mentally or physically unable to perform his duties hereunder; (vi) shall be declared bankrupt by a court with appropriate jurisdiction, file a petition commencing a voluntary case under any bankruptcy law or make an assignment for the benefit of creditors; (vii) shall have a receiver appointed to administer the property or affairs of such Manager; or (viii) shall otherwise cease to be a Manager of the Company under the Delaware Act.

         4.3 REMOVAL OF THE MANAGERS.

             Any Manager may be removed either by (a) the vote or written consent of at least two-thirds (2/3) of the Managers not subject to the removal vote or (b) the vote or written consent of Members holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

         4.4 TRANSFER OF INTERESTS OF MEMBERS.

             (a) An Interest of a Member may be Transferred only (i) by operation of law pursuant to the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of such Member or (ii) with the written consent of the Board of Managers (which may be withheld in its sole discretion); PROVIDED, HOWEVER, that the Board of Managers may not consent to any Transfer other than a Transfer (i) in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferor (E.G., certain Transfers to affiliates, gifts and contributions to family partnerships), (ii) to members of the Member's immediate family (brothers, sisters, spouse, parents and children),
(iii) as a distribution from a qualified retirement plan or an individual retirement account, or (iv) a Transfer to which the Board of Managers may consent pursuant to the following sentence. The Board of Managers may consent to other pledges, transfers, or assignments under such other circumstances and conditions as it, in its sole discretion, deems appropriate; PROVIDED, HOWEVER, that prior to any such pledge, transfer, or assignment, the Board of Managers shall consult with counsel to the Company to ensure that such pledge, transfer, or assignment will not cause the Company to be treated as a "publicly traded partnership" taxable as a corporation. In no event, however, will any transferee or assignee be admitted as a Member without the consent of the Board of Managers which may be withheld in its sole discretion. Any pledge, transfer, or assignment not made in accordance with this Section 4.4 shall be void.

             (b) The Board of Managers may not consent to a Transfer of an Interest or a portion thereof of a Member unless: (i) the person to whom such Interest is Transferred is a person whom the Company believes is an accredited investor, as such term is defined in Regulation D under the Securities Act of 1933 or any successor thereto; and (ii) the entire Interest of the Member is Transferred to a single transferee or, after the Transfer of a portion of an Interest, the balance of the Capital Account of each of the transferee and transferor is not less than $250,000 or such lesser amount as may be established by the Board of Managers. Any transferee that acquires an Interest by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution or adjudication of incompetency of a Member or otherwise, shall be entitled to the allocations and distributions allocable to the Interest so acquired and to Transfer such Interest in accordance with the terms of this Agreement, but shall not be entitled to the other rights of a Member unless and until such transferee becomes a substituted Member. If a Member transfers an Interest with the approval of the Board of Managers, the Board of Managers shall promptly take all necessary actions so that the transferee to whom such Interest is transferred is admitted to the Company as a Member. Each Member effecting a Transfer and its transferee agree to pay all expenses, including attorneys' and accountants' fees, incurred by the Company in connection with such Transfer.

             (c) Each Member shall indemnify and hold harmless the Company, the Managers, the Adviser, each other Member and any Affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from (i) any Transfer made by such Member in violation of this Section 4.4 and (ii) any misrepresentation by such Member in connection with any such Transfer.

         4.5 REPURCHASE OF INTERESTS.

             (a) Except as otherwise provided in this Agreement, no Member or other person holding an Interest or portion thereof shall have the right to require the Company to repurchase that Interest or portion thereof. The Board of Managers from time to time, in its sole discretion and on such terms and conditions as it may determine, may cause the Company to repurchase Interests or portions thereof pursuant to written tenders. However, the Company shall not offer to repurchase Interests on more than four occasions during any one Fiscal Year unless it has consulted with counsel to the Company and determined that more frequent offers would not cause any adverse tax consequences to the Company or the Members. In determining whether to cause the Company to repurchase Interests or portions thereof pursuant to written tenders, the Board of Managers shall consider, among other things, the recommendation of the Adviser.

             The  Board of  Managers  shall  cause  the  Company  to  repurchase
Interests or portions thereof pursuant to written tenders only on terms determined by the Board of Managers to be fair to the Company and to all Members (including persons holding Interests acquired from Members), as applicable.

             (b) The Adviser may tender its Interest or a portion thereof as a Member, if any, under Section 4.5(a) hereof.

             (c) The Board of Managers may cause the Company to repurchase an Interest or portion thereof of a Member or any person acquiring an Interest or portion thereof from or through a Member in the event that the Board of Managers determines or has reason to believe that:

                    (1) such an Interest or portion thereof has been transferred in violation of Section 4.4 hereof, or such an Interest or portion thereof has vested in any person by operation of law as the result of the death, divorce, bankruptcy, insolvency, dissolution, adjudication of incompetency of a Member;

                    (2) ownership of such an Interest by a Member or other person will cause the Company to be in violation of, or subject the Company to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

                    (3) such Member's continued participation in the Company may cause the Company to be classified as a "publicly traded partnership" within the meaning of Section 7704 of the Code and the Treasury Regulations thereunder; or

                    (4) any of the representations and warranties made by a Member in connection with the acquisition of an Interest or portion thereof was not true when made or has ceased to be true.

             (d) Repurchases of Interests or portions thereof by the Company shall be payable promptly after the date of each such repurchase or, in the case of an offer by the Company to repurchase Interests, promptly after the expiration date of such repurchase offer in accordance with the terms of such offer. Payment of the purchase price for an Interest (or portion thereof) shall consist of: (i) cash or a promissory note, which need not bear interest, in an amount equal to such percentage, as may be determined by the Board of Managers, of the estimated unaudited net asset value of the Interest (or portion thereof) repurchased by the Company determined as of the date of such repurchase (the "Initial Payment"); and (ii) if determined to be appropriate by the Board of Managers or if the Initial Payment is less than 100% of the estimated unaudited net asset value, a promissory note entitling the holder thereof to a contingent payment equal to the excess, if any, of (x) the net asset value of the Interest

(or portion thereof) repurchased by the Company as of the date of such repurchase, determined based on the audited financial statements of the Company for the Fiscal Year in which such repurchase was effective, over (y) the Initial Payment. Notwithstanding anything in the foregoing to the contrary, the Board of Managers, in its discretion, may pay any portion of the repurchase price in Securities (or any combination of Securities and cash) having a value, determined as of the date of repurchase, equal to the amount to be repurchased. Any promissory note given to satisfy the Initial Payment shall be due and payable not more than 45 days after the date of repurchase or, if the Company has requested withdrawal of its capital from any Investment Funds in order to fund the repurchase of Interests, 10 business days after the Company has received at least 90% of the aggregate amount withdrawn by the Company from such Investment Funds.

             (e) A Member may at any time submit to the Company a written request that the Company repurchase the entire Interest of such Member, as contemplated by Section 6.1(3) hereof. Any such request shall be sent to the Company by registered or certified mail, return receipt requested, and shall be deemed valid upon receipt by the Member of a letter from the Company acknowledging its receipt of the request. The Company shall send such letter to the Member promptly upon its receipt of the Member's request.

                      ------------------------------------

                                    ARTICLE V

                                     CAPITAL
                      ------------------------------------

         5.1 CONTRIBUTIONS TO CAPITAL.

             (a) The minimum initial contribution of each Member to the capital of the Company shall be such amount as the Board of Managers, in its discretion, may determine from time to time. The amount of the initial contribution of each Member shall be recorded on the books and records of the Company upon acceptance as a contribution to the capital of the Company. The Managers shall not be entitled to make voluntary contributions of capital to the Company as Managers of the Company, but may make voluntary contributions to the capital of the Company as Members. The Adviser may make voluntary contributions to the capital of the Company as a Member.

             (b) Members may make additional contributions to the capital of the Company, effective as of such times as the Board of Managers in its discretion may permit, subject to Section 2.7 hereof, but no Member shall be obligated to make any additional contribution to the capital of the Company except to the extent provided in Section 5.6 hereof. The minimum additional capital contribution of a Member to the capital of the Company shall be such amount as the Board of Managers, in its sole discretion, may determine from time to time.

             (c) Except as otherwise permitted by the Board of Managers, initial and any additional contributions to the capital of the Company by any Member shall be payable in cash or readily available funds on or before the date of the proposed contribution.

         5.2 RIGHTS OF MEMBERS TO CAPITAL.

             No Member shall be entitled to interest on any contribution to the capital of the Company, nor shall any Member be entitled to the return of any capital of the Company except (i) upon the repurchase by the Company of a part or all of such Member's Interest pursuant to Section 4.5 hereof, (ii) pursuant to the provisions of Section 5.6(c) hereof or (iii) upon the liquidation of the Company's assets pursuant to Section 6.2 hereof. No Member shall be liable for the return of any such amounts. No Member shall have the right to require partition of the Company's property or to compel any sale or appraisal of the Company's assets.

         5.3 CAPITAL ACCOUNTS.

             (a) The Company shall maintain a separate Capital Account for each Member.

             (b) Each Member's Capital Account shall have an initial balance equal to the amount of such Member's initial contribution to the capital of the Company.

             (c) Each Member's  Capital Account shall be increased by the sum of
(i) the amount of additional contributions by such Member to the capital of the Company permitted pursuant to Section 5.1 hereof, plus (ii) all amounts credited to such Member's Capital Account pursuant to Sections 5.4 through 5.6 hereof.

             (d) Each  Member's  Capital  Account shall be reduced by the sum of
(i) the amount of any repurchase of the Interest, or portion thereof, of such Member or distributions to such Member pursuant to Sections 4.5, 5.9 or 6.2 hereof which are not reinvested (net of any liabilities secured by any asset distributed that such Member is deemed to assume or take subject to under
Section 752 of the Code), plus (ii) any amounts debited against such Capital Account pursuant to Sections 5.4 through 5.7 hereof.

         5.4 ALLOCATION OF NET PROFIT AND NET LOSS; ALLOCATION OF OFFERING
             COSTS.

             As of the last day of each Fiscal Period, any Net Profit or Net Loss for the Fiscal Period, and any offering costs required by applicable accounting principles to be charged to capital that are paid or accrued during the Fiscal Period, shall be allocated among and credited to or debited against the Capital Accounts of the Members in accordance with their respective Investment Percentages for such Fiscal Period.

         5.5 ALLOCATION OF CERTAIN EXPENDITURES.

             Except as otherwise provided for in this Agreement and unless prohibited by the 1940 Act, any expenditures payable by the Company, to the extent determined by the Board of Managers to have been paid or withheld on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, shall be charged to only those Members on whose behalf such payments are made or whose particular circumstances gave rise to such payments. Such charges shall be debited from the Capital Accounts of such Members as of the close of the Fiscal Period during which any such items were paid or accrued by the Company.

         5.6 RESERVES.

             (a) Appropriate reserves may be created, accrued and charged against Net Assets and proportionately against the Capital Accounts of the Members for contingent liabilities, if any, as of the date any such contingent liability becomes known to the Adviser or the Board of Managers, such reserves to be in the amounts that the Board of Managers in its sole discretion deems necessary or appropriate. The Board of Managers may increase or reduce any such reserves from time to time by such amounts as the Board of Managers in its sole discretion deems necessary or appropriate. The amount of any such reserve, or any increase or decrease therein, may be proportionately charged or credited, as appropriate, to the Capital Accounts of those persons who are Members at the time when such reserve is created, increased or decreased, as the case may be; PROVIDED, HOWEVER, that if any such individual reserve item, adjusted by any increase therein, exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those parties who were Members at the time, as determined by the Board of Managers in its sole discretion, of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their Capital Accounts at that time.

             (b) To the extent permitted under applicable law, if at any time an amount is paid or received by the Company (other than contributions to the capital of the Company, distributions or repurchases of Interests or portions thereof) and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the Capital Accounts of all Members at the time of payment or receipt and such amount was not accrued or reserved for but would nevertheless, in accordance with the Company's accounting practices, be treated as applicable to one or more prior Fiscal Periods, then such amount shall be proportionately charged or credited, as appropriate, to those persons who were Members during such prior Fiscal Period or Periods.

             (c) To the extent permitted under applicable law, if any amount is required by paragraph (a) or (b) of this Section 5.6 to be charged or credited to a person who is no longer a Member, such amount shall be paid by or to such person, as the case may be, in cash, with interest from the date on which the Board of Managers determines that such charge or credit is required. In the case of a charge, the former Member shall be obligated to pay the amount of the charge, plus interest as provided above, to the Company on demand; PROVIDED, HOWEVER, that (i) in no event shall a former Member be obligated to make a payment exceeding the amount of such Member's Capital Account at the time to which the charge relates; and (ii) no such demand shall be made after the expiration of three years since the date on which such person ceased to be a Member. To the extent that a former Member fails to pay to the Company, in full, any amount required to be charged to such former Member pursuant to paragraph
(a) or (b), whether due to the expiration of the applicable limitation period or for any other reason whatsoever, the deficiency shall be charged proportionately to the Capital Accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the Capital Accounts of the current Members.

         5.7 ALLOCATION OF ORGANIZATION EXPENSES.

             (a) As of the first Expense Allocation Date, Organization Expenses shall be allocated among and debited against the Capital Accounts of the Members in accordance with their respective Capital Percentages on such Expense Allocation Date.


             (b) As of each Expense Allocation Date following the first Expense Allocation Date, all amounts previously debited against the Capital Account of a Member pursuant to this Section 5.7 on the preceding Expense Allocation Date will be credited to the Capital Account of such Member, and Organization Expenses shall then be reallocated among and debited against the Capital Accounts of all Members in accordance with their respective Capital Percentages.

         5.8 TAX ALLOCATIONS.

             For each fiscal year,  items of income,  deduction,  gain,  loss or credit shall be allocated for income tax purposes among the Members in such manner as to reflect equitably amounts credited or debited to each Member's Capital Account for the current and prior fiscal years (or relevant portions thereof). Allocations under this Section 5.8 shall be made pursuant to the principles of Sections 704(b) and 704(c) of the Code, and in conformity with Regulations Sections 1.704-1(b)(2)(iv)(f) and (g), 1.704-1(b)(4)(i) and
1.704-3(e) promulgated thereunder, as applicable, or the successor provisions to such Section and Regulations. Notwithstanding anything to the contrary in this Agreement, there shall be allocated to the Members such gains or income as shall be necessary to satisfy the "qualified income offset" requirement of Treasury Regulation Section 1.704-1(b)(2)(ii)(d).

             If the Company realizes capital gains (including short-term capital gains) for Federal income tax purposes ("gains") for any fiscal year during or as of the end of which all the Interests of one or more Positive Basis Members (as hereinafter defined) are repurchased by the Company pursuant to Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such gains as follows: (i) to allocate such gains among such Positive Basis Members, PRO RATA in proportion to the respective Positive Basis (as hereinafter defined) of each such Positive Basis Member, until either the full amount of such gains shall have been so allocated or the Positive Basis of each such Positive Basis Member shall have been eliminated and (ii) to allocate any gains not so allocated to Positive Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4 hereof.

             If the Company realizes capital losses (including long-term capital losses) for Federal income tax purposes ("losses") for any fiscal year during or as of the end of which the Interests of one or more Negative Basis Members (as hereinafter defined) are repurchased by the Company pursuant to Article IV, the Board of Managers, unless otherwise determined by the Board of Managers, in its sole discretion, shall allocate such losses as follows: (i) to allocate such losses among such Negative Basis Members, pro rata in proportion to the respective Negative Basis (as hereinafter defined) of each such Negative Basis Member, until either the full amount of such losses shall have been so allocated or the Negative Basis of each such Negative Basis Member shall have been eliminated and (ii) to allocate any losses not so allocated to Negative Basis Members to the other Members in such manner as shall equitably reflect the amounts allocated to such Members' Capital Accounts pursuant to Section 5.4 hereof.

             As used herein, (i) the term "Positive Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time exceeds its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Company under Section 752 of the
Code), and (ii) the term "Positive Basis Member" shall mean any Member whose Interest is repurchased by the Company and who has Positive Basis as of the effective date of the repurchase, but such Member shall cease to be a Positive Basis Member at such time as it shall have received allocations pursuant to clause (i) of the second paragraph of this Section 5.7 equal to its Positive Basis as of the effective date of such repurchase.

             As used herein, (i) the term "Negative Basis" shall mean, with respect to any Member and as of any time of calculation, the amount by which its Interest as of such time is less than its "adjusted tax basis," for Federal income tax purposes, in its Interest as of such time (determined without regard to any adjustments made to such "adjusted tax basis" by reason of any transfer or assignment of such Interest, including by reason of death, and without regard to such Member's share of the liabilities of the Company under Section 752 of the Code), and (ii) the term "Negative Basis Member" shall mean any Member whose Interest is repurchased by the Company and who has Negative Basis as of the effective date of such repurchase, but such Member shall cease to be a Negative Basis Member at such time as it shall have received allocations pursuant to clause (i) of the third paragraph of this Section 5.7 equal to its Negative Basis as of the effective date of such repurchase.

         5.9 DISTRIBUTIONS.

             The Board of Managers, in its sole discretion, may authorize the Company to make distributions in cash or in kind at any time to all of the Members on a PRO RATA basis in accordance with the Members' Investment Percentages.

         5.10 WITHHOLDING.

             (a) The Board of Managers may withhold and pay over to the Internal Revenue Service (or any other relevant taxing authority) taxes from any distribution to any Member to the extent required by the Code or any other applicable law.

             (b) For purposes of this Agreement, any taxes so withheld by the Company with respect to any amount distributed by the Company to any Member shall be deemed to be a distribution or payment to such Member, reducing the amount otherwise distributable to such Member pursuant to this Agreement and reducing the Capital Account of such Member. If the amount of such taxes is greater than any such distributable amounts, then such Member and any successor to such Member's Interest shall pay to the Company as a contribution to the capital of the Company, upon demand of the Board of Managers, the amount of such excess.

             (c) The Board of Managers shall not be obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member that may be eligible for such reduction or exemption. To the extent that a Member claims to be entitled to a reduced rate of, or exemption from, a withholding tax pursuant to an applicable income tax treaty, or otherwise, the Member shall furnish the Board of Managers with such information and forms as such Member may be required to complete where necessary to comply with any and all laws and regulations governing the obligations of withholding tax agents. Each Member represents and warrants that any such information and forms furnished by such Member shall be true and accurate and agrees to indemnify the Company and each of the Members from any and all damages, costs and expenses resulting from the filing of inaccurate or incomplete information or forms relating to such withholding taxes.

                           --------------------------

                                   ARTICLE VI

                           DISSOLUTION AND LIQUIDATION
                           ---------------------------

         6.1 DISSOLUTION.

             The Company shall be dissolved:

                    (1)  upon the  affirmative  vote to dissolve the Company by:
                         (i) the Board of Managers or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

                    (2) upon the failure of Members to elect a successor Manager at a meeting called by the Adviser in accordance with Section 2.6(c) hereof when no Manager remains to continue the business of the Company;

                    (3) upon the expiration of any two year period that commences on the date on which any Member has submitted, in accordance with the procedure specified in Section 4.5(e) hereof, a written notice to the Company requesting to tender its entire Interest for repurchase by the Company if such Interest has not been repurchased by the Company; or

                    (4)  as required by operation of law.

Dissolution of the Company shall be effective on the later of the day on which the event giving rise to the dissolution shall occur or the conclusion of any applicable 60 day period during which the Board of Managers and Members may elect to continue the business of the Company as provided above, but the Company shall not terminate until the assets of the Company have been liquidated in accordance with Section 6.2 hereof and the Certificate has been canceled.

         6.2 LIQUIDATION OF ASSETS.

             (a) Upon the  dissolution of the Company as provided in Section 6.1 hereof, the Board of Managers shall promptly appoint the Board of Managers or the Adviser as the liquidator and the Board of Managers or the Adviser shall liquidate the business and administrative affairs of the Company, except that if the Board of Managers does not appoint the Board of Managers or the Adviser as the liquidator or the Board of Managers or the Adviser is unable to perform this function, a liquidator elected by Members holding a majority of the total number of votes eligible to be cast by all Members shall promptly liquidate the business and administrative affairs of the Company. Net Profit and Net Loss during the period of liquidation shall be allocated pursuant to Section 5.4 hereof. The proceeds from liquidation (after establishment of appropriate reserves for contingencies in such amount as the Board of Managers or liquidator shall deem appropriate in its sole discretion as applicable) shall be distributed in the following manner:

               (1) the debts of the Company, other than debts, liabilities or obligations to Members, and the expenses of liquidation (including legal and accounting expenses incurred in connection therewith), up to and including the date that distribution of the Company's assets to the Members has been completed, shall first be paid on a PRO RATA basis;

               (2) such debts, liabilities or obligations as are owing to the Members shall next be paid in their order of seniority and on a PRO RATA basis; and

               (3) the Members shall next be paid on a PRO RATA basis the positive balances of their respective Capital Accounts after giving effect to all allocations to be made to such Members' Capital Accounts for the Fiscal Period ending on the date of the distributions under this Section 6.2(a)(3).

             (b) Anything in this Section 6.2 to the contrary notwithstanding, upon dissolution of the Company, the Board of Managers or other liquidator may distribute ratably in kind any assets of the Company; PROVIDED, HOWEVER, that if any in-kind distribution is to be made (i) the assets distributed in kind shall be valued pursuant to Section 7.3 hereof as of the actual date of their distribution and charged as so valued and distributed against amounts to be paid under Section 6.2(a) above, and (ii) any profit or loss attributable to property distributed in kind shall be included in the Net Profit or Net Loss for the Fiscal Period ending on the date of such distribution.

                         -----------------------------

                                   ARTICLE VII

                  ACCOUNTING, VALUATIONS AND BOOKS AND RECORDS
                          -----------------------------

         7.1 ACCOUNTING AND REPORTS.

             (a) The Company shall adopt for tax accounting purposes any accounting method that the Board of Managers shall decide in its sole discretion is in the best interests of the Company. The Company's accounts shall be maintained in U.S. currency.

             (b) After the end of each Taxable Year, the Company shall furnish to each Member such information regarding the operation of the Company and such Member's Interest as is necessary for Members to complete Federal, state and local income tax or information returns and any other tax information required by Federal, state or local law.

             (c) Except as otherwise required by the 1940 Act, or as may otherwise be permitted by rule, regulation or order, within 60 days after the close of the period for which a report required under this Section 7.1(c) is being made, the Company shall furnish to each Member a semi-annual report and an annual report containing the information required by such Act. The Company shall cause financial statements contained in each annual report furnished hereunder to be accompanied by a certificate of independent public accountants based upon an audit performed in accordance with generally accepted auditing standards. The Company may furnish to each Member such other periodic reports as it deems necessary or appropriate in its discretion.

         7.2 DETERMINATIONS BY THE BOARD OF MANAGERS.

             (a) All matters concerning the determination and allocation among the Members of the amounts to be determined and allocated pursuant to Article V hereof, including any taxes thereon and accounting procedures applicable thereto, shall be determined by the Board of Managers unless specifically and expressly otherwise provided for by the provisions of this Agreement or required by law, and such determinations and allocations shall be final and binding on all the Members.

             (b) The Board of Managers may make such adjustments to the computation of Net Profit or Net Loss or any components comprising the foregoing as it considers appropriate to reflect fairly and accurately the financial results of the Company and the intended allocation thereof among the Members.

         7.3 VALUATION OF ASSETS

             (a) Except as may be required by the 1940 Act, the Board of Managers shall value or have valued any Securities or other assets and liabilities of the Company as of the close of business on the last day of each Fiscal Period in accordance with such valuation procedures as shall be established from time to time by the Board of Managers and which conform to the requirements of the 1940 Act. In determining the value of the assets of the Company, no value shall be placed on the goodwill or name of the Company, or the office records, files, statistical data or any similar intangible assets of the Company not normally reflected in the Company's accounting records, but there shall be taken into consideration any items of income earned but not received, expenses incurred but not yet paid, liabilities, fixed or contingent, and any other prepaid expenses to the extent not otherwise reflected in the books of account, and the value of options or commitments to purchase or sell Securities or commodities pursuant to agreements entered into prior to such valuation date.

             (b) The Company will value Interests in the Company at fair value, which ordinarily will be the value determined by the Board of Managers in accordance with the policies established by the Company.

             (c) The value of Securities and other assets of the Company and the net worth of the Company as a whole determined pursuant to this Section 7.3 shall be conclusive and binding on all of the Members and all parties claiming through or under them.

                           ---------------------------

                                  ARTICLE VIII

                            MISCELLANEOUS PROVISIONS
                          -----------------------------

         8.1 AMENDMENT OF LIMITED LIABILITY COMPANY AGREEMENT.

             (a) Except as otherwise provided in this Section 8.1, this Agreement may be amended, in whole or in part, with: (i) the approval of the Board of Managers (including the vote of a majority of the Independent Managers, if required by the 1940 Act) and (ii) if required by the 1940 Act, the approval of the Members by such vote as is required by the 1940 Act.

             (b) Any amendment that would:

                    (1) increase the obligation of a Member to make any contribution to the capital of the Company;

                    (2) reduce the Capital Account of a Member other than in accordance with Article V; or

                    (3) modify the events causing the dissolution of the Company;

may be made only if (i) the written consent of each Member adversely affected thereby is obtained prior to the effectiveness thereof or (ii) such amendment does not become effective until (A) each Member has received written notice of such amendment and (B) any Member objecting to such amendment has been afforded a reasonable opportunity (pursuant to such procedures as may be prescribed by the Board of Managers) to have its entire Interest repurchased by the Company.

             (c) The power of the Board of Managers to amend this Agreement at any time without the consent of the other Members as set forth in paragraph (a) of this Section 8.01 shall specifically include the power to:

                    (1) restate this Agreement together with any amendments hereto that have been duly adopted in accordance herewith to incorporate such amendments in a single, integrated document;

                    (2) amend this Agreement (other than with respect to the matters set forth in Section 8.1(b) hereof) to effect compliance with any applicable law or regulation or to cure any ambiguity or to correct or supplement any provision hereof that may be inconsistent with any other provision hereof; and

                    (3) amend this Agreement to make such changes as may be necessary or advisable to ensure that the Company will not be treated as an association or as a publicly traded partnership taxable as a corporation as defined in Section 7704(b) of the Code.

             (d) The Board of Managers shall cause written notice to be given of any amendment to this Agreement (other than any amendment of the type contemplated by clause (1) of Section 8.1(c) hereof) to each Member, which notice shall set forth (i) the text of the amendment or (ii) a summary thereof and a statement that the text thereof will be furnished to any Member upon request.

         8.2 SPECIAL POWER OF ATTORNEY.

             (a) Each Member hereby irrevocably makes, constitutes and appoints each Manager, acting severally, and any liquidator of the Company's assets appointed pursuant to Section 6.2 hereof with full power of substitution, the true and lawful representatives and attorneys-in-fact of, and in the name, place and stead of, such Member, with the power from time to time to make, execute, sign, acknowledge, swear to, verify, deliver, record, file and/or publish:

                    (1) any amendment to this Agreement that complies with the provisions of this Agreement (including the provisions of Section 8.1 hereof);

                    (2) any amendment to the Certificate required because this Agreement is amended, including, without limitation, an amendment to effectuate any change in the membership of the Company; and

                    (3) all such other instruments, documents and certificates that, in the opinion of legal counsel to the Company, may from time to time be required by the laws of the United States, the State of Delaware or any other jurisdiction in which the Company shall determine to do business, or any political subdivision or agency thereof, or that such legal counsel may deem necessary or appropriate to effectuate, implement and continue the valid existence and business of the Company as a limited liability company under the Delaware Act.

             (b) Each Member is aware that the terms of this Agreement permit certain amendments to this Agreement to be effected and certain other actions to be taken or omitted by or with respect to the Company without such Member's consent. If an amendment to the Certificate or this Agreement or any action by or with respect to the Company is taken in the manner contemplated by this Agreement, each Member agrees that, notwithstanding any objection that such Member may assert with respect to such action, the attorneys-in-fact appointed hereby are authorized and empowered, with full power of substitution, to exercise the authority granted above in any manner that may be necessary or appropriate to permit such amendment to be made or action lawfully taken or omitted. Each Member is fully aware that each Member will rely on the effectiveness of this special power-of-attorney with a view to the orderly administration of the affairs of the Company.

             (c) This power-of-attorney is a special power-of-attorney and is coupled with an interest in favor of each of the Managers and as such:

                    (1) shall be irrevocable and continue in full force and effect notwithstanding the subsequent death or incapacity of any party granting this power-of-attorney, regardless of whether the Company or Board of Managers shall have had notice thereof; and

                    (2) shall survive the delivery of a Transfer by a Member of the whole or any portion of such Member's Interest, except that where the transferee thereof has been approved by the Board of Managers for admission to the Company as a substituted Member, this power-of-attorney given by the transferor shall survive the delivery of such assignment for the sole purpose of enabling the Board of Managers to execute, acknowledge and file any instrument necessary to effect such substitution.

         8.3 NOTICES.

             Except as otherwise set forth in this Agreement, notices that are required to be provided under this Agreement shall be made, if to a Member, by regular mail, or if to the Board of Managers or the Adviser, by hand delivery, registered or certified mail return receipt requested, commercial courier service, telex or telecopier, and shall be addressed to the respective parties hereto at their addresses as set forth in the books and records of the Company. Notices shall be deemed to have been provided when delivered by hand, on the date indicated as the date of receipt on a return receipt or when received if sent by regular mail, commercial courier service, telex or telecopier. A document that is not a notice and that is required to be provided under this Agreement by any party to another party may be delivered by any reasonable means.

         8.4 AGREEMENT BINDING UPON SUCCESSORS AND ASSIGNS.

             This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors, assigns, executors, trustees or other legal representatives, but the rights and obligations of the parties hereunder may not be Transferred or delegated except as provided in this Agreement and any attempted Transfer or delegation thereof that is not made pursuant to the terms of this Agreement shall be void.

         8.5 APPLICABILITY OF 1940 ACT AND FORM N-2.

             The parties hereto acknowledge that this Agreement is not intended to, and does not, set forth the substantive provisions contained in the 1940 Act and the Form N-2 that will affect numerous aspects of the conduct of the Company's business and of the rights, privileges and obligations of the Members. Each provision of this Agreement shall be subject to and interpreted in a manner consistent with the applicable provisions of the 1940 Act, other Federal securities laws and the Form N-2.

         8.6 CHOICE OF LAW; ARBITRATION.

             (a) Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed under the laws of the State of Delaware, including the Delaware Act without regard to the conflict of law principles of such State.

             (B) UNLESS OTHERWISE AGREED IN WRITING, EACH MEMBER AGREES TO SUBMIT ALL CONTROVERSIES ARISING BETWEEN MEMBERS OR ONE OR MORE MEMBERS AND THE COMPANY TO ARBITRATION IN ACCORDANCE WITH THE PROVISIONS SET FORTH BELOW AND UNDERSTANDS THAT:

                    (1)  ARBITRATION IS FINAL AND BINDING ON THE PARTIES;

                    (2) THEY ARE WAIVING THEIR RIGHT TO SEEK REMEDIES IN COURT, INCLUDING THE RIGHT TO A JURY TRIAL;

                    (3) PRE-ARBITRATION DISCOVERY IS GENERALLY MORE LIMITED AND DIFFERENT FROM COURT PROCEEDINGS;

                    (4) THE ARBITRATOR'S AWARD IS NOT REQUIRED TO INCLUDE FACTUAL FINDINGS OR LEGAL REASONING AND A PARTY'S RIGHT TO APPEAL OR TO SEEK MODIFICATION OF RULINGS BY ARBITRATORS IS STRICTLY LIMITED; AND

                    (5) THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.

             (c) ALL CONTROVERSIES THAT MAY ARISE AMONG MEMBERS AND ONE OR MORE MEMBERS AND THE COMPANY CONCERNING THIS AGREEMENT SHALL BE DETERMINED BY ARBITRATION IN NEW YORK CITY IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT, TO THE FULLEST EXTENT PERMITTED BY LAW. ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE DETERMINED BEFORE AND IN ACCORDANCE WITH THE RULES THEN OBTAINING OF EITHER THE NEW YORK STOCK EXCHANGE, INC. (THE "NYSE") OR THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (THE "NASD"), AS THE MEMBER OR ENTITY INSTITUTING THE ARBITRATION MAY ELECT. IF THE NYSE OR NASD DOES NOT ACCEPT THE ARBITRATION FOR CONSIDERATION, THE ARBITRATION SHALL BE SUBMITTED TO, AND DETERMINED IN ACCORDANCE WITH THE RULES THEN OBTAINING OF, THE CENTER FOR PUBLIC RESOURCES, INC. IN NEW YORK CITY. JUDGMENT ON ANY AWARD OF ANY SUCH ARBITRATION MAY BE ENTERED IN THE SUPREME COURT OF THE STATE OF NEW YORK OR IN ANY OTHER COURT HAVING JURISDICTION OF THE PERSON OR PERSONS AGAINST WHOM SUCH AWARD IS RENDERED. ANY NOTICE OF SUCH ARBITRATION OR FOR THE CONFIRMATION OF ANY AWARD IN ANY ARBITRATION SHALL BE SUFFICIENT IF GIVEN IN ACCORDANCE WITH THE PROVISIONS OF THIS AGREEMENT. EACH MEMBER AGREES THAT THE DETERMINATION OF THE ARBITRATORS SHALL BE BINDING AND CONCLUSIVE UPON THEM.

             (d) NO MEMBER SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTION TO ARBITRATION, NOR SEEK TO ENFORCE ANY PRE-DISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL: (I) THE CLASS

CERTIFICATION IS DENIED; OR (II) THE CLASS IS DECERTIFIED; OR (III) THE MEMBER IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

         8.7 NOT FOR BENEFIT OF CREDITORS.

             The provisions of this Agreement are intended only for the regulation of relations among past, present and future Members, Managers and the Company. This Agreement is not intended for the benefit of non-Member creditors and no rights are granted to non-Member creditors under this Agreement.

         8.8 CONSENTS.

             Any and all consents, agreements or approvals provided for or permitted by this Agreement shall be in writing and a signed copy thereof shall be filed and kept with the books of the Company.

         8.9 MERGER AND CONSOLIDATION.

             (a) The Company may merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities pursuant to an agreement of merger or consolidation that has been approved in the manner contemplated by Section 18-209(b) of the Delaware Act.

             (b) Notwithstanding anything to the contrary contained elsewhere in this Agreement, an agreement of merger or consolidation approved in accordance with Section 18-209(b) of the Delaware Act may, to the extent permitted by
Section 18-209(f) of the Delaware Act, (i) effect any amendment to this Agreement, (ii) effect the adoption of a new limited liability company agreement for the Company if it is the surviving or resulting limited liability company in the merger or consolidation, or (iii) provide that the limited liability company agreement of any other constituent limited liability company to the merger or consolidation (including a limited liability company formed for the purpose of consummating the merger or consolidation) shall be the limited liability company agreement of the surviving or resulting limited liability company.

         8.10 PRONOUNS.

             All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons, firm or corporation may require in the context thereof.

         8.11 CONFIDENTIALITY.

             (a) A Member may obtain from the Company such information regarding the affairs of the Company as is just and reasonable under the Delaware Act, subject to reasonable standards (including standards governing what information and documents are to be furnished, at what time and location and at whose expense) established by the Board of Managers.

             (b) Each Member covenants that, except as required by applicable law or any regulatory body, it will not divulge, furnish or make accessible to any other person the name and/or address (whether business, residence or mailing) of any Member (collectively, "Confidential Information") without the prior written consent of the Board of Managers, which consent may be withheld in its sole discretion.

             (c) Each Member recognizes that in the event that this Section 8.11 is breached by any Member or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents, irreparable injury may result to the non-breaching Members and the Company. Accordingly, in addition to any and all other remedies at law or in equity to which the non-breaching Members and the Company may be entitled, such Members shall also have the right to obtain equitable relief, including, without limitation, injunctive relief, to prevent any disclosure of Confidential Information, plus reasonable attorneys' fees and other litigation expenses incurred in connection therewith. In the event that any non-breaching Member or the Company determines that any of the other Members or any of its principals, partners, members, directors, officers, employees or agents or any of its Affiliates, including any of such Affiliates' principals, partners, members, directors, officers, employees or agents should be enjoined from or required to take any action to prevent the disclosure of Confidential Information, each of the other non-breaching Members agrees to pursue in a court of appropriate jurisdiction such injunctive relief.

             (d) Notwithstanding anything in this Section 8.11 to the contrary, the Member may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (i) the Company and (ii) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Member relating to such tax treatment and tax structure.

         8.12 CERTIFICATION OF NON-FOREIGN STATUS.

             Each Member or transferee of an Interest from a Member shall certify, upon admission to the Company and at such other times thereafter as the Board of Managers may request, whether such Member is a "United States Person" within the meaning of Section 7701(a)(30) of the Code on forms to be provided by the Company, and shall notify the Company within 30 days of any change in such Member's status. Any Member who shall fail to provide such certification when requested to do so by the Board of Managers may be treated as a non-United States Person for purposes of U.S. Federal tax withholding.

         8.13 SEVERABILITY.

             If any provision of this Agreement is determined by a court of competent jurisdiction not to be enforceable in the manner set forth in this Agreement, each Member agrees that it is the intention of the Members that such provision should be enforceable to the maximum extent possible under applicable law. If any provisions of this Agreement are held to be invalid or unenforceable, such invalidation or unenforceability shall not affect the validity or enforceability of any other provision of this Agreement (or portion thereof).

         8.14 FILING OF RETURNS.

             The Board of Managers or its designated agent shall prepare and file, or cause the accountants of the Company to prepare and file, a Federal information tax return in compliance with Section 6031 of the Code and any required state and local income tax and information returns for each tax year of the Company.

         8.15 TAX MATTERS PARTNER.

             (a) A Manager who is a Member shall be designated on the Company's annual Federal income tax return, and have full powers and responsibilities, as the Tax Matters Partner of the Company for purposes of Section 6231(a)(7) of the Code. In the event that no Manager is a Member, a Member shall be so designated. Should any Member be designated as the Tax Matters Partner for the Company pursuant to Section 6231(a)(7) of the Code, it shall, and each Member hereby does, to the fullest extent permitted by law, delegate to a Manager selected by the Board of Managers all of its rights, powers and authority to act as such Tax Matters Partner and hereby constitutes and appoints such Manager as its true and lawful attorney-in-fact, with power to act in its name and on its behalf, including the power to act through such agents or attorneys as it shall elect or appoint, to receive notices, to make, execute and deliver, swear to, acknowledge and file any and all reports, responses and notices and to do any and all things required or advisable, in the Manager's judgment, to be done by such a Tax Matters Partner. Any Member designated as the Tax Matters Partner for the Company under Section 6231(a)(7) of the Code shall be indemnified and held harmless by the Company from any and all liabilities and obligations that arise from or by reason of such designation.

             (b) Each person (for purposes of this Section 8.15, called a "Pass-Thru Member") that holds or controls an interest as a Member on behalf of, or for the benefit of, another person or persons, or which Pass-Thru Member is beneficially owned (directly or indirectly) by another person or persons, shall, within 30 days following receipt from the Tax Matters Partner of any notice, demand, request for information or similar document, convey such notice or other document in writing to all holders of beneficial interests in the Company holding such interests through such Pass-Thru Member. In the event the Company shall be the subject of an income tax audit by any Federal, state or local authority, to the extent the Company is treated as an entity for purposes of such audit, including administrative settlement and judicial review, the Tax Matters Partner shall be authorized to act for, and its decision shall be final and binding upon, the Company and each Member thereof. All expenses incurred in connection with any such audit, investigation, settlement or review shall be borne by the Company.

         8.16 SECTION 754 ELECTION.

             In the event of a distribution of Company property to a Member or an assignment or other transfer (including by reason of death) of all or part of the interest of a Member in the Company, at the request of a Member, the Board of Managers, in its discretion, may cause the Company to elect, pursuant to
Section 754 of the Code, or the corresponding provision of subsequent law, to adjust the basis of the Company property as provided by Sections 734 and 743 of the Code.

         8.17 APPLICABILITY OF CERTAIN PROVISIONS

             Notwithstanding anything to the contrary in this Agreement, the following sections of this agreement shall not become effective until the Registration Date: Sections 2.5(b); 3.1(a)(ii); 3.5; and 8.5.

         EACH OF THE UNDERSIGNED ACKNOWLEDGES HAVING READ THIS AGREEMENT IN ITS ENTIRETY BEFORE SIGNING, INCLUDING THE PRE-DISPUTE ARBITRATION CLAUSE SET FORTH IN SECTION 8.6 AND THE CONFIDENTIALITY CLAUSE SET FORTH IN SECTION 8.11.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                    MANAGER:


                                    /s/ TIMOTHY STEWART
                                    ----------------------------
                                    Name:  Timothy Stewart



                                    ORGANIZATIONAL MEMBER:


                                    /s/ TIMOTHY STEWART
                                    ----------------------------
                                    Name:  Timothy Stewart


                                    MEMBERS:

                                    Each   person   who  shall   sign  a  Member
                                    Signature Page and who shall be accepted by the Board of Managers to the Company as a Member.

                                   APPENDIX B

                ROBECO-SAGE RELATED FUNDS PERFORMANCE INFORMATION

         Robeco-Sage Capital Management, L.L.C. (the "Investment Adviser") employs an investment program for Robeco-Sage Triton Fund, L.L.C. (the "Company") that is substantially the same as the investment program that it employs in managing certain private investment funds, such as Robeco-Sage
Capital, L.P., a Delaware limited partnership, and Robeco-Sage Capital International, Ltd., an exempted company incorporated under the laws of the Cayman Islands (each a "Private Fund" and collectively, the "Private Funds"). The Private Funds are the only accounts managed by the Investment Adviser that have an investment objective, program, policies and strategies that are substantially the same as those of the Company. The Investment Adviser selects on behalf of the Private Funds various portfolio managers with which it will invest the Private Funds' assets. The personnel of the Investment Adviser who are responsible for managing the investment portfolio of the Company manage the investment portfolios of the Private Funds.

         Because of the similarity of investment programs, as a general matter, the Investment Adviser will consider participation by the Company in all appropriate investment opportunities that are under consideration by the Investment Adviser for the Private Funds. The Investment Adviser will evaluate for the Company and for the Private Funds a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Company or the Private Funds at a particular time. Because these considerations may differ for the Company and the Private Funds in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Company and each of the Private Funds will differ. See "CONFLICTS OF INTEREST."

         THE FOLLOWING TABLE SETS FORTH THE PERFORMANCE RECORD OF THE PRIVATE FUNDS FOR THE PERIODS INDICATED. THE RETURNS SHOWN REFLECT THE ACTUAL FEES AND EXPENSES INCURRED BY THE INDICATED PRIVATE FUND. THE TABLE DOES NOT REFLECT THE INVESTMENT PERFORMANCE OF THE COMPANY. THE COMPANY'S LIMITED PERFORMANCE HISTORY IS SET FORTH FOLLOWING THE NOTES BELOW. THE TABLE SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PROSPECTIVE INVESTORS SHOULD RECOGNIZE THAT THE COMPANY'S EXPENSES ARE EXPECTED TO BE HIGHER THAN THOSE OF EACH PRIVATE FUND. ACCORDINGLY, HAD THE PRIVATE FUNDS' PERFORMANCE RECORDS REFLECTED THE COMPANY'S FEES AND ESTIMATED EXPENSES, THE PRIVATE FUNDS' RETURNS SHOWN IN THE TABLE WOULD HAVE BEEN LOWER. FURTHERMORE, THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE COMPANY AND THE PRIVATE FUNDS. UNLIKE THE COMPANY, THE PRIVATE FUNDS ARE NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS IMPOSED BY APPLICABLE SECURITIES LAWS WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE PRIVATE FUNDS' PERFORMANCE. FUTURE PERFORMANCE OF THE COMPANY AND OF THE PRIVATE FUNDS WILL DIFFER.

THIS TABLE MUST BE READ IN CONJUNCTION WITH THE ACCOMPANYING FOOTNOTES APPEARING BELOW.


            ROBECO-SAGE CAPITAL,                  ROBECO-SAGE CAPITAL,
                    L.P.                                  L.P.
            NET RETURNS (1), (2)                    YEAR TO DATE NET
                                                 RETURNS (1), (2), (3)

            1994

           January               1.50%
          February               -1.40%
            March                -1.78%
            April                -1.42%
             May                 0.97%
            June                 -0.72%
            July                 1.21%
           August                1.59%
          September              0.16%
           October               0.20%
          November               -1.46%
          December               0.16%                    -1.07%

            1995

           January               -0.57%
          February               0.35%
            March                0.67%
            April                0.91%
             May                 0.57%
            June                 1.66%
            July                 2.26%
           August                1.49%
          September              1.50%
           October               -0.53%
          November               0.79%
          December               1.96%                    11.59%

            1996

           January               3.93%
          February               0.72%
            March                0.56%
            April                3.42%
             May                 1.86%
            June                 -0.69%
            July                 -0.70%
           August                2.67%
          September              1.75%
           October               2.19%
          November               2.42%
          December               1.80%                    21.72%

            1997

           January               2.26%
          February               2.56%
            March                0.55%
            April                0.72%
             May                 2.77%
            June                 1.88%
            July                 3.83%
           August                0.64%
          September              2.44%
           October               -0.37%
          November               -1.45%
          December               0.83%                    17.85%

            1998

           January               0.53%
          February               2.21%
            March                2.46%
            April                0.61%
             May                 -2.44%
            June                 -0.94%
            July                 -0.41%
           August                -6.80%
          September              -2.32%
           October               1.53%
          November               3.34%
          December               1.76%                    -0.91%

            1999

           January               2.44%
          February               -0.89%
            March                4.14%
            April                4.13%
             May                 2.78%
            June                 2.35%
            July                 1.34%
           August                0.63%
          September              1.68%
           October               1.16%
          November               4.26%
          December               5.63%                    33.79%

            2000

           January               2.34%
          February               1.11%
            March                0.51%
            April                1.22%
             May                 0.39%
            June                 0.82%
            July                 0.09%
           August                1.26%
          September              0.04%
           October               0.88%

          November               0.32%
          December               0.86%                    12.52%

            2001

           January               2.34%
          February               1.11%
            March                0.51%
            April                1.22%
             May                 0.39%
            June                 0.82%
            July                 0.09%
           August                1.26%
          September              0.04%
           October               0.88%
          November               0.32%
          December               0.86%                    10.27%

            2002

           January               0.73%
          February               -0.23%
            March                0.52%
            April                0.97%
             May                 0.68%
            June                 -1.35%
            July                 -1.25%
           August                0.30%
          September              0.63%
           October               -0.34%
          November               1.00%
          December               0.88%                     2.53%

            2003

           January               1.69%
          February               0.32%
            March                0.58%
            April                1.17%
             May                 1.52%
            June                 1.30%
            July                 0.39%
           August                0.72%
          September              1.38%
           October               1.38%                    10.94%

                    ROBECO-SAGE CAPITAL             ROBECO-SAGE CAPITAL
                    INTERNATIONAL, LTD.              INTERNATIONAL, LTD.
                    NET RETURNS (1), (2)              YEAR TO DATE NET
                                                    RETURNS (1), (2), (3)

            2000

           January               1.73%
          February               2.66%
            March                1.42%
            April                0.36%
             May                 0.20%
            June                 2.11%
            July                 0.56%
           August                1.69%
          September              0.35%
           October               0.68%
          November               -0.49%
          December               0.95%                    12.89%

            2001

           January               2.36%
          February               1.26%
            March                0.61%
            April                0.89%
             May                 0.26%
            June                 0.63%
            July                 -0.10%
           August                1.09%
          September              0.00%
           October               0.61%
          November               0.14%
          December               0.67%                     8.73%

            2002

           January               0.39%
          February               -0.51%
            March                0.60%
            April                0.83%
             May                 0.71%
            June                 -1.40%
            July                 -1.36%
           August                0.29%
          September              0.50%
           October               -0.44%
          November               0.93%
          December               0.90%                     1.40%

            2003

           January               1.54%
          February               0.31%

            March                0.34%
            April                1.09%
             May                 1.40%
            June                 1.13%
            July                 0.32%
           August                0.46%
          September              1.29%
           October               1.20%                     9.45%



                        NOTES TO PERFORMANCE INFORMATION


         The tables above are based on the Private Funds' investment performance and are not the investment performance of the Company. The information contained in the table for each Private Fund was prepared by the Investment Adviser based on the following facts and assumptions:

         1. Robeco-Sage Capital, L.P. commenced operations on January 1, 1994 and has a December 31 fiscal year. The information for Robeco-Sage Capital, L.P. is based on investment returns derived from its audited financial statements from January 1, 1994 through December 31, 2002, and on unaudited financial statements from January 1, 2003 through October 31, 2003. Robeco-Sage Capital International, Ltd. commenced operations on January 1, 2000 and has a December 31 fiscal year. The information for Robeco-Sage Capital International, Ltd. is based on investment returns derived from its audited financial statements from January 1, 2000 through December 31, 2002, and on unaudited financial statements from January 1, 2003 through October 31, 2003. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

         2. The Private Funds' Net Returns take into account each Private Fund's actual fees and expenses as well as all fees and expenses and incentive allocations borne indirectly by the Private Fund as an investor in other investment funds.

         3. The returns shown above represent the percentage change in an investor's capital account balance in each Private Fund during each year for which returns are shown based on an investor's capital account balance at the inception of the Private Fund or at the beginning of each subsequent calendar year, as applicable, through the end of each year, or partial year, for which returns are shown.

         4. Since its inception in January 1994, Robeco-Sage Capital, L.P. has had an average annual return of 11.68% and an annualized monthly standard deviation of 5.58%. Standard deviation is a statistical measure of volatility that measures the extent to which monthly rates of return vary from the average monthly return. Its Sharpe Ratio, calculated using the risk free rate over this period, is 1.28. The Sharpe Ratio is an annualized risk-adjusted measure to determine the return per unit of risk. Robeco-Sage Capital, L.P. has achieved positive returns in 94 out of 118 months since its inception.

         Since its inception in January 2000, Robeco-Sage Capital International, Ltd. has an average annual return of 8.40% and an annualized monthly standard deviation of 2.81%. Its Sharpe Ratio, calculated using the risk free rate over this period, is 1.76. Robeco-Sage Capital International, Ltd. has achieved positive returns in 40 out of 46 months since its inception.


       ROBECO-SAGE TRITON FUND, L.L.C. PERFORMANCE FOR THE LIMITED PERIOD
                   (OCTOBER 1, 2003 THROUGH OCTOBER 31, 2003)


                               NET RETURN           YEAR TO DATE RETURN

            2003

           October               1.10%                     1.10%

                         Robeco-Sage Triton Fund, L.L.C.

                       STATEMENT OF ADDITIONAL INFORMATION
                             Dated December __, 2003

                   c/o Robeco-Sage Capital Management, L.L.C.
                              120 Bloomingdale Road
                             White Plains, NY 10605

                                 (914) 948-0300


         This Statement of Additional Information ("SAI") is not a prospectus. This SAI relates to and should be read in conjunction with the Confidential Memorandum of Robeco-Sage Triton Fund, L.L.C. (the "Company"), dated December, 2003. A copy of the Confidential Memorandum may be obtained by contacting the Company at the telephone number or address set forth above.

         This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              FINANCIAL STATEMENTS

The following comprise the financial statements of the Company:

o    Independent Auditors' Report.

o    Statement of Assets, Liabilities and Members' Capital.

o    Statement of Operations.

o    Notes to the Financial Statements.

                         Report of Independent Auditors


To the Board of Managers and Member of
Robeco-Sage Triton Fund, L.L.C.


In our opinion, the accompanying statement of assets and liabilities and the related statement of operations present fairly, in all material respects, the financial position of Robeco-Sage Triton Fund, L.L.C., (the "Fund") at September 30, 2003, and the results of its operations on September 30, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
November 28, 2003

                         Robeco-Sage Triton Fund, L.L.C.

                       STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 2003


ASSETS:
              Cash                                                     $  50,000
              Deferred Offering Costs                                    116,000
              Reimbursement Receivable From Investment Manager           142,000
                                                                       ---------

                          Total Assets                                 $ 308,000
                                                                       ---------

LIABILITIES:
              Organizational Costs Payable                             $ 142,000
              Offering Costs Payable                                     116,000
                                                                       ---------

                          Total Liabilities                            $ 258,000
                                                                       ---------

Net Assets                                                             $  50,000
                                                                       =========

MEMBER'S CAPITAL:
              Capital Contribution                                     $  50,000
                                                                       ---------

                          Total Member's Capital                       $  50,000
                                                                       =========



              See accompanying notes to the financial statements.

                         Robeco-Sage Triton Fund, L.L.C.

                             STATEMENT OF OPERATIONS

                               SEPTEMBER 30, 2003


EXPENSES:
              Organization costs                                       $ 142,000
                                                                       ---------
                   Total expenses                                        142,000
                                                                       ---------
              Less expense reimbursements                                142,000
                                                                       ---------
                   Net income                                          $     -
                                                                       =========


              See accompanying notes to the financial statements.

                         ROBECO-SAGE TRITON FUND, L.L.C.

                          NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 2003

Note 1    Organization

          Robeco-Sage Triton Fund, L.L.C. (the "Fund") was formed on August 18, 2003, in the State of Delaware. The Fund intends to be registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund commenced operations on October 1, 2003, prior to its registration under the 1940 Act.

          On October 1, 2003, the Fund's Board of Managers (the "Board") approved an Investment Advisory Agreement with Robeco-Sage Capital Management, L.L.C. (the "Investment Manager") to serve as the Fund's investment manager.

          The Fund is a fund-of-funds. The investment objective of the Fund is to achieve long- term capital appreciation while atttempting to reduce risk and volatility. The Fund intends to accomplish its investment objective by investing its assets primarily in foreign private investment funds, joint ventures, investment companies and other similar vehicles that are managed by a select group of portfolio managers that invest in a variety of financial markets and utilize a broad range of alternative investment strategies.

          From time to time, the Fund may offer to repurchase outstanding Interests pursuant to written tenders by the investors. The Investment Manager expects that it will recommend to the Board that the Funds initially offer to repurchase interests from investors as of March 31, 2005 and, thereafter, four times each year, as of the last day of each calendar quarter.

Note 2    Significant Accounting Policies


          The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. These accounting principles require the use of estimates and actual results could differ from those estimates.

          Costs incurred in connection with the organization of the Fund totaling $142,000 have been expensed as of the date of the Statement of Assets and Liabilities. These costs were principally comprised of legal fees and regulatory filing fees.

          Costs incurred with the initial registration and offering of interests in the Fund totaling $116,000 have been deferred and are to be amortized over a period of up to one year, following the commencement of operations.

          The Fund is treated as a partnership for income tax purposes. As such, no provision for Federal, state or local income taxes has been made in the financial statements. Each Member is required to report their distributive share of the Fund's taxable income or loss on their own tax returns.

Note 3    Management Fees and Administration Fees

          The Fund will pay the Investment Manager a quarterly management fee at an annual rate of 1.50% of the Fund's average net assets.

          Under an agreement with SEI Investments Global Funds Services (the "Administrator"), the Fund will pay the Administrator a monthly administration fee at an annual rate of up to 0.12% of the Fund's average net assets, subject to certain minimum fees. The Administrator also serves as the transfer agent for interests.

          The Investment Manager and the Fund have entered into an expense limitation and reimbursement agreement under which the Investment Manager has agreed to waive its fees, or to pay or absorb the ordinary operating expenses of the Fund, to the extent necessary to limit the ordinary expenses of the Fund to 2.25% per annum of the Fund's average monthly net assets ("Expense Limitation"). In consideration of the Investment Manager's agreement to limit the Fund expenses, the Fund will carryforward the amount of expenses waived, paid or absorbed by the Investment Manager in excess of the Expense Limitation for a period of three years from the end of the fiscal year in which they were incurred and will reimburse the Investment Manager such amounts. Reimbursement will be made as promptly as possible but only to the extent it does not cause the Fund's operating expenses to exceed the Expense Limitation.

Note 4    Indemnifications

          In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on the Investment Manager's experience, the Fund expects the risk of loss to be remote.

                                     PART C
                                OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS


          (1) Financial Statements:

               Part A: Financial Highlights. (Not applicable.)

               Part B: Report of Independent Auditors, Statement of Assets and Liabilities, Notes to Financial Statements.

          (2) Exhibits:

               (a) (i) Certificate of Formation of the Registrant. Filed herewith.

                    (ii) Limited Liability Company Agreement of the Registrant. Filed herewith as Appendix A to the Confidential Memorandum included in the Registration Statement.

               (b)  Not applicable.

               (c)  Not applicable.

               (d)  SEE Item 24(2)(a)(ii).

               (e)  Not applicable.

               (f)  Not applicable.

               (g)  Investment Advisory Agreement. Filed herewith.

               (h)  Placement Agent Agreement. Filed herewith.

               (i)  Not applicable.

               (j)  Form of Custody Agreement. Filed herewith.

               (k)  (i)  Form  of  Administration,   Accounting  and  Investment
                    Services Agreement. Filed herewith.

                    (ii) Form of Master/Feeder Agreement. Filed herewith.

                    (iii) Form of Escrow Agreement. Filed herewith.

               (l)  Not applicable.

               (m)  Not applicable.

               (n)  Not applicable.

               (o)  Not applicable.

               (p)  Not applicable.

               (q)  Not applicable.

               (r)  Code of Ethics. Filed herewith.

ITEM 25. MARKETING ARRANGEMENTS

         Not applicable.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         Legal fees and expenses                       [     ]
         Accounting fees and expenses                  [     ]
         Blue Sky fees and expenses                    [     ]
         Printing                                      [     ]
         Offering expenses                             [     ]
                                                        ------

                  Total                               $[     ]

ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

         None.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

         As of September 30, 2003, the number of record holders of each class of securities of the Registrant, is shown below:

                  (1)                                    (2)
                  TITLE OF CLASS                         NUMBER OF RECORDHOLDERS

                  Limited liability company interests              0

ITEM 29. INDEMNIFICATION

     Reference is made to Section 3.8 of the Registrant's Limited Liability Company Agreement (the "Company Agreement"), filed herewith. The Registrant hereby undertakes that it will apply the indemnification provision of the Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation therein of Sections 17(h) and 17(i) of such Act remains in effect.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to managers, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Manager, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Manager, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF THE ADVISER

     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each executive officer and manager of Robeco-Sage Capital Management, L.L.C. (the "Adviser") is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

     To the knowledge of the Registrant, none of the managers or executive officers of the Adviser are or have been, at any time during the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.

     The Adviser provides investment advisory and management services to Registrant. The Adviser is a wholly-owned subsidiary of Robeco USA, Inc., a Delaware corporation and subsidiary of Robeco Groep, N.V. Information with respect to each manager and executive officer of the Adviser is incorporated by reference to Form ADV filed by the Adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended (File no. 801-61455). The principal business address of the Adviser is 120 Bloomingdale Road, White Plains, NY 10605.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of the Administrator at its offices at One Freedom Valley Drive, Oaks, Pennsylvania, 19456.

ITEM 32.  MANAGEMENT SERVICES

         Not applicable.

ITEM 33.  UNDERTAKINGS

         Not applicable.

                                    FORM N-2

                         ROBECO-SAGE TRITON FUND, L.L.C.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 2nd day of December, 2003.



                                ROBECO-SAGE TRITON FUND, L.L.C.


                                 By: /s/ Timothy J. Stewart
                                     --------------------------
                                     Name:  Timothy J. Stewart
                                     Title: Manager and Chief Financial Officer

                                    FORM N-2

                         ROBECO-SAGE TRITON FUND, L.L.C.

                                  EXHIBIT INDEX



EXHIBIT NUMBER     DOCUMENT DESCRIPTION

    (a)            (i)   Certificate of Formation of Limited Liability Company
    (g)                  Investment Advisory Agreement
    (h)                  Placement Agent Agreement
    (j)                  Form of Custody Agreement
    (k)            (i)   Form of Administration, Accounting and Investment
                         Services Agreement
                   (ii)  Form of Master/Feeder Agreement
                   (iii) Form of Escrow Agreement
    (r)                  Code of Ethics

                                                                  Exhibit (a)(i)

                            CERTIFICATE OF FORMATION

                                       OF

                         ROBECO-SAGE TRITON FUND, L.L.C.


     The undersigned, desiring to form a limited liability company pursuant to the Delaware Limited Liability Company Act, 6 Delaware Code, Chapter 18, hereby certifies as follows:

         FIRST: The name of the limited liability company is Robeco-Sage Triton Fund, L.L.C.

         SECOND: The address of its registered office in the State of Delaware is 615 South DuPont Highway, Dover, Delaware 19901, County of Kent, Delaware. The name of its registered agent at such address is National Corporate Research, Ltd.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation this 18th day of August, 2003.


                                            ROBECO-SAGE TRITON FUND, L.L.C.


                                            By:  /s/ SUZANNE CURL
                                                 --------------------------
                                                 Name:  Suzanne Curl
                                                 Title: Authorized Person

                                                                     Exhibit (g)

                          INVESTMENT ADVISORY AGREEMENT


         THIS  INVESTMENT  ADVISORY  AGREEMENT  is made the 1st day of  October,
2003, by and between Robeco-Sage Triton Fund, L.L.C., a Delaware limited liability company (the "Fund"), and Robeco-Sage Capital Management, L.L.C., a Delaware limited liability company (the "Investment Adviser").

         WHEREAS, the Fund intends to register with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company, and the Investment Adviser is an investment adviser registered as such under with the Commission under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Fund desires to retain the Investment Adviser to act as its investment adviser pursuant to this Agreement; and

         WHEREAS, the Investment Adviser desires to be retained to act as investment adviser to the Fund pursuant to this Agreement;

         NOW,   THEREFORE,   in   consideration  of  the  terms  and  conditions
hereinafter set forth, it is agreed, by and between the parties, as follows:

         1. The Fund hereby retains the Investment Adviser to:

            (a) act as its investment adviser and, subject to the supervision and control of the Board of Managers of the Fund (the "Board"), manage the investment activities of the Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Adviser shall: obtain and evaluate such information and advice relating to the economy, securities markets, and securities as it deems necessary or useful to discharge its duties hereunder; continuously manage the assets of the Fund in a manner consistent with the investment objective, policies and restrictions of the Fund, as set forth in the Confidential Memorandum of the Fund and as may be adopted from time to time by the Board, and applicable laws and regulations; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; invest discrete portions of the Fund's assets (which may constitute, in the aggregate, all of the Fund's assets) in unregistered investment funds or other investment vehicles and registered investment companies ("Portfolio Funds"), which are managed by investment managers ("Portfolio Managers"), including Portfolio Managers for which separate investment vehicles have been created in which the Portfolio Managers serve as general partners or managing members and the Fund is the sole investor ("Portfolio Accounts") and Portfolio Managers who are retained to manage the Fund's assets directly through separate managed accounts (Portfolio Managers of Portfolio Accounts and of managed accounts are collectively referred to as "Sub-Managers"), and take such further action, including the placing of purchase and sale orders and the voting of securities on behalf of the Fund, as the Investment Adviser shall deem necessary or appropriate. The Investment Adviser shall furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request; and

            (b) provide, and the Investment Adviser hereby agrees to provide, certain management, administrative and other services to the Fund. Notwithstanding the appointment of the Investment Adviser to provide such services hereunder, the Board shall remain responsible for supervising and controlling the management, business and affairs of the Fund. The management, administrative and other services to be provided by the Investment Adviser shall include:

                  (i)      providing office space, telephone and utilities;

                  (ii) providing administrative and secretarial, clerical and other personnel as necessary to provide the
                           services   required   to  be   provided   under  this
                           Agreement;

                  (iii) supervising the entities which are retained by the Fund to provide administration, custody and other services to the Fund;

                  (iv) handling investor inquiries regarding the Fund and providing investors with information concerning their investments in the Fund and capital account balances;

                  (v)      monitoring   relations  and  communications   between
                           investors and the Fund;

                  (vi) assisting in the drafting and updating of disclosure documents relating to the Fund and assisting in the preparation of offering materials;

                  (vii) maintaining and updating investor information, such as change of address and employment;

                  (viii) assisting in the preparation and mailing of investor subscription documents and confirming the receipt of such documents and funds;

                  (ix) assisting in the preparation of regulatory filings with the Commission and state securities regulators and other Federal and state regulatory authorities;

                  (x) preparing reports to and other informational materials for members and assisting in the preparation of proxy statements and other member communications;

                  (xi) monitoring compliance with regulatory requirements and with the Fund's investment objective, policies and restrictions as established by the Board;

                  (xii) reviewing accounting records and financial reports of the Fund, assisting with the preparation of the financial reports of the Fund and acting as liaison with the Fund's accounting agent and independent auditors;

                  (xiii) assisting in the preparation and filing of tax returns;

                  (xiv) coordinating and organizing meetings of the Board and meetings of the members of the Fund, in each case when called by such persons;

                  (xv) preparing materials and reports for use in connection with meetings of the Board;

                  (xvi) maintaining and preserving those books and records of the Fund not maintained by any Sub-Adviser (as defined in Paragraph 2 below) of the Fund or the Fund's administrator, accounting agent or custodian (which books and records shall be the property of the Fund and maintained and preserved as required by the 1940 Act and the rules thereunder and shall be surrendered to the Fund promptly upon request);

                  (xvii) reviewing and arranging for payment of the expenses of the Fund;

                  (xviii) assisting the Fund in conducting offers to members of the Fund to repurchase member interests;

                  (xix) reviewing and approving all regulatory filings of the Fund required under applicable law;

                  (xx) reviewing investor qualifications and subscription documentation and otherwise assisting in administrative matters relating to the processing of subscriptions for interests in the Fund;

                  (xxi) providing the services of persons employed by the Investment Adviser or its affiliates who may be appointed as officers of the Fund by the Board; and

                  (xxii) assisting the Fund in routine regulatory examinations, and working closely with any counsel retained to represent any members of the Board who are not "interested persons," as defined by the 1940 Act and the rules thereunder (the "Independent Managers") of the Fund in response to any litigation, investigations or regulatory matters.

         2. Provided that the Fund shall not be required to pay any compensation to the Investment Adviser for the services to be provided hereunder other than as provided by the terms of this Agreement, the Investment Adviser is authorized: (i) to obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services; and (ii) to enter into investment sub-advisory agreements with any registered investment adviser (a "Sub-Adviser"), subject to such approvals of the Board and members of the Fund ("Members") as may be required to comply with applicable provisions of the 1940 Act, delegating any or all of the investment advisory services required to be provided by the Investment Adviser under Paragraph 1(a) hereof, subject to the supervision of the Investment Adviser.

         3. Without limiting the generality of paragraph 1 hereof, the Investment Adviser and, if applicable, the Sub-Adviser, shall be authorized to open, maintain and close accounts in the name and on behalf of the Fund with brokers and dealers as it determines are appropriate; to select and place orders with brokers, dealers or other financial intermediaries for the execution, clearance or settlement of any transactions on behalf of the Fund on such terms as the Investment Adviser (or the Sub-Adviser) considers appropriate and that are consistent with the policies of the Fund; and, subject to any policies adopted by the Board and to the provisions of applicable law, to agree to such commissions, fees and other charges on behalf of the Fund as it shall deem reasonable in the circumstances taking into account all such factors as it deems relevant (including the quality of research and other services made available to it even if such services are not for the exclusive benefit of the Fund and the cost of such services does not represent the lowest cost available) and shall be under no obligation to combine or arrange orders so as to obtain reduced charges unless otherwise required under the federal securities laws; to pursue and implement the investment policies and strategies of the Fund using a multi-manager strategy whereby some or all of the Fund's assets may be committed from time to time by the Investment Adviser (or the Sub-Adviser) to the discretionary management of one or more Sub-Managers, the selection of which shall be subject to the approval of the Board of Managers in accordance with requirements of the 1940 Act and the approval of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, unless the Fund receives an exemption from the provisions of the 1940 Act requiring such approval by security holders; and to identify appropriate Sub-Managers, assess the most appropriate investment vehicles (general or limited partnerships, separate managed accounts or other investment vehicles (pooled or otherwise), and determine the assets to be committed to each Sub-Manager. The Investment Adviser (or the Sub-Adviser) may, subject to such procedures as may be adopted by the Board, use affiliates of the Investment Adviser as brokers to effect the Fund's securities transactions and the Fund may pay such commissions to such brokers in such amounts as are permissible under applicable law.

         4. MANAGEMENT FEE; EXPENSES

            (a) In consideration for the provision by the Investment Adviser of its services hereunder and the Investment Adviser's bearing of certain expenses, the Fund shall pay the Investment Adviser a fee payable quarterly, equal to 0.375% (1.5% on an annualized basis) of the Fund's "net assets" (the "Management Fee"). "Net assets" shall equal the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund calculated before giving effect to any repurchases of interests.

            (b) The Management Fee will be computed based on the average net assets of the Fund during each calendar quarter, after adjustment for any subscriptions effective on such date, and will be due and payable in arrears within five business days after the end of such calendar quarter.

            (c) If this Agreement is terminated at any time during a quarter, the Fund shall pay the Investment Adviser the pro rata amount of the Management

Fee for the quarter allocable to that portion of such quarter which is prior to the termination of the Agreement (based on the number of days in such quarter).

            (d) The Investment Adviser is responsible for all costs and expenses associated with the provision of its services hereunder including, but not limited to: expenses relating to the selection and monitoring of Portfolio Managers; fees of any consultants or a Sub-Adviser retained by the Investment Adviser; and expenses relating to qualifying potential investors and reviewing subscription documents. The Investment Adviser shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as may be necessary to render the services required to be provided by the Investment Adviser or furnished to the Fund under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Adviser shall be deemed to include persons employed or otherwise retained by the Investment Adviser or made available to the Investment Adviser.

         5. The Fund will, from time to time, furnish or otherwise make available to the Investment Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Fund as the Investment Adviser may reasonably require in order to discharge its duties and obligations hereunder.

         6. Except as provided herein or in another agreement between the Fund and the Investment Adviser, the Fund shall bear all of its own expenses, including: all investment related expenses (including, but not limited to, fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with the Fund's investments, including its investments in Portfolio Funds, transfer taxes and premiums, taxes withheld on foreign dividends and, if applicable in the event the Fund utilizes a Portfolio Account, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees); all costs and expenses associated with the establishment of any Portfolio Accounts; any non-investment related interest expense; fees and disbursements of any attorneys and accountants engaged by the Fund; audit and tax preparation fees and expenses of the Fund; administrative expenses and fees; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the fee payable to the Investment Adviser; fees and travel-related expenses of members of the Board (the "Managers") who are not employees of the Investment Adviser or any affiliated person of the Investment Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund's transactions among the Investment Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

         7. The compensation provided to the Investment Adviser pursuant to paragraph 4(a) hereof shall be the entire compensation for the services provided to the Fund hereunder and the expenses assumed by the Investment Adviser under this Agreement.

         8. The Investment Adviser will use its best efforts in the supervision and management of the investment activities of the Fund and in providing services hereunder, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment

Adviser, its directors, officers or employees and its affiliates, successors or other legal representatives (collectively, the "Affiliates") shall not be liable to the Fund for any error of judgment, for any mistake of law, for any act or omission by the Investment Adviser or any of the Affiliates or by any Sub-Adviser or Sub-Manager or for any loss suffered by the Fund.

         9. (a) The Fund shall indemnify the Investment Adviser and its directors, members, officers or employees and their respective affiliates, executors, heirs, assigns, successors or other legal representatives (each an "Indemnified Person") against any and all costs, losses, claims, damages or liabilities, joint or several, including, without limitation, reasonable attorneys' fees and disbursements, resulting in any way from the performance or non-performance of any Indemnified Person's duties with respect to the Fund, except those resulting from the willful malfeasance, bad faith or gross negligence of an Indemnified Person or the Indemnified Person's reckless disregard of such duties, and in the case of criminal proceedings, unless such Indemnified Person had reasonable cause to believe its actions were unlawful (collectively, "disabling conduct"). Indemnification shall be made following:
(i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Person was not liable by reason of disabling conduct or (ii) a reasonable determination, based upon a review of the facts and reached by (A) the vote of a majority of the Managers who are not parties to the proceeding or (B) legal counsel selected by a vote of a majority of the Board in a written advice, that the Indemnified Person is entitled to indemnification hereunder. The Fund shall advance to an Indemnified Person (to the extent that it has available assets and need not borrow to do so) reasonable attorneys' fees and other costs and expenses incurred in connection with defense of any action or proceeding arising out of such performance or non-performance. The Investment Adviser agrees, and each other Indemnified Person will agree as a condition to any such advance, that in the event the Indemnified Person receives any such advance, the Indemnified Person shall reimburse the Fund for such fees, costs and expenses to the extent that it shall be determined that the Indemnified Person was not entitled to indemnification under this paragraph 9.

            (b) Notwithstanding any of the foregoing to the contrary, the provisions of this paragraph 9 shall not be construed so as to relieve the Indemnified Person of, or provide indemnification with respect to, any liability (including liability under Federal Securities laws, which, under certain circumstances, impose liability even on persons who act in good faith) to the extent (but only to the extent) that such liability may not be waived, limited or modified under applicable law or that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the provisions of this paragraph 9 to the fullest extent permitted by law.

         10. Nothing contained in this Agreement shall prevent the Investment Adviser or any affiliated person of the Investment Adviser from acting as investment adviser or manager for any other person, firm or corporation and, except as required by applicable law (including Rule 17j-1 under the 1940 Act), shall not in any way bind or restrict the Investment Adviser or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any member, officer or employee of the Investment Adviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

         11. This Agreement will take effect on the date first set forth above. Notwithstanding the foregoing, if, at the time the Fund's registration statement on Form N-8A is filed with the Commission, this Agreement shall not have been approved by the then-current Board, a majority of the Independent Managers and a majority of the outstanding voting securities of the Fund, this Agreement shall automatically terminate. Unless earlier terminated pursuant to this paragraph, this Agreement shall remain in effect for a period of two (2) years from such date and shall continue in effect from year to year thereafter, so long as such continuance shall be approved at least annually by the vote of a "majority of the outstanding voting securities of the Fund," as defined by the 1940 Act and the rules thereunder, or by the Board; and provided that in either event such continuance is also approved by a majority of the Independent Managers, by vote cast in person at a meeting called for the purpose of voting on such approval. The Fund may at any time, without payment of any penalty, terminate this Agreement upon sixty days' prior written notice to the Investment Adviser, either by majority vote of the Board or by the vote of a "majority of the outstanding voting securities of the Fund," as defined by the 1940 Act and the rules thereunder. The Investment Adviser may at any time, without payment of penalty, terminate this Agreement upon sixty days' prior written notice to the Fund. This Agreement shall automatically terminate in the event of its "assignment," as defined by the 1940 Act and the rules thereunder.

         12. Any notice under this Agreement shall be given in writing and shall be deemed to have been duly given when delivered by hand or facsimile or five days after mailed by certified mail, post-paid, by return receipt requested to the other party at the principal office of such party.

         13. This Agreement may be amended only by the written agreement of the parties. Any amendment shall be required to be approved by the Board and by a majority of the Independent Managers in accordance with the provisions of
Section 15(c) of the 1940 Act and the rules thereunder. If required by the 1940 Act, any amendment shall also be required to be approved by the vote of a "majority of the outstanding rating securities of the Fund," as defined by the 1940 Act and the rules thereunder.

         14. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the 1940 Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

         15. The Fund represents that this Agreement has been duly approved by the Board, including the vote of a majority of the Independent Managers, and by the vote of a "majority of the outstanding voting securities of the Fund," as defined by the 1940 Act and the rules thereunder. This Section 15 shall become effective upon the filing of the Fund's registration statement on Form N-8A with the Commission.

         16. The parties to this Agreement recognize that the Fund has not yet registered with the Commission under the 1940 Act. Unless and until such registration is effective, the Board may be comprised of one or more members who may or may not be Independent Managers and: (i) except as indicated in Section

11, the provisions of this Agreement requiring any act by one or more Independent Managers or by the Board shall be deemed satisfied if performed by the then-current Board regardless of its composition; and (ii) the Sections of this Agreement relating to actions required by or under the 1940 Act shall not be required to the extent such actions are required by or under the 1940 Act only with respect to investment companies registered thereunder.

         17. The parties to this Agreement agree that the obligations of the Fund under this Agreement shall not be binding upon any of the Managers, members of the Fund or any officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the Fund.

         18. This Agreement embodies the entire understanding of the parties.

         {THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK}

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the day and year first above written.



                               ROBECO-SAGE TRITON FUND, L.L.C.



                               By: /s/ TIMOTHY J. STEWART
                                   ---------------------------
Attest:                            Name:  Timothy J. Stewart
                                   Title: Manager
/s/ Mario Lotufo
-------------------------

                               ROBECO-SAGE CAPITAL MANAGEMENT, L.L.C.



                               By: /s/ TIMOTHY J. STEWART
                                   ----------------------------
Attest:                            Name:  Timothy J. Stewart
                                   Title: Managing Director
/s/ Mario Lotufo
-------------------------

                                                                     Exhibit (h)

                         ROBECO-SAGE TRITON FUND, L.L.C.
                              120 BLOOMINGDALE ROAD
                             WHITE PLAINS, NY 06905


Robeco USA, L.L.C.
One New York Plaza
New York, NY 10004

         Re:  APPOINTMENT AS PLACEMENT AGENT

Ladies and Gentlemen:

         Robeco-Sage Triton Fund, L.L.C., a limited liability company organized under the laws of the State of Delaware (the "Company") and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified closed-end management investment company, hereby agrees with you as follows:

         1. COMPANY OFFERING.

         The Company proposes to issue and to sell its limited liability company interests ("Interests") in accordance with a Confidential Memorandum issued by the Company, dated December 2003, as amended or supplemented from time to time (the "Confidential Memorandum").

         2. DEFINITIONS.

         All capitalized terms used in this Agreement that are not separately defined herein shall have the respective meaning set forth in the Confidential Memorandum, which together with the limited liability company agreement of the Company and the subscription agreement of the Company, as each may be amended from time to time, constitute the offering documents of the Company (collectively, the "Offering Documents").

         3. PLACEMENT OF INTERESTS.

            (a) Subject to the terms and conditions set forth herein, the Company hereby appoints you as its placement agent in connection with the placement of Interests. Subject to the performance in all material respects by the Company of its obligations hereunder, and to the completeness and accuracy in all material respects of all of the representations and warranties of the Company contained herein, you hereby accept such agency and agree on the terms and conditions herein set forth to offer Interests to qualified subscribers. You shall have the right hereunder to retain other securities dealers ("Sub-Agents") to conduct such solicitation and agree to use all reasonable efforts to assist the Company in obtaining performance by each subscriber. Each Sub-Agent shall give you in a separate Sub-Agency Agreement representations and warranties substantially similar to those contained in Section 9 of this Agreement. You agree (and will ensure that each Sub-Agent agrees) that Interests shall be offered and sold only in accordance with the terms and conditions set forth in this Agreement (or Sub-Agency Agreement) and the Offering Documents. You shall not have any liability to the Company in the event that any subscriber fails to consummate the purchase of Interests for any reason other than your willful misconduct or gross negligence.

            (b) The offers and sales of Interests are to be effected pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to Section 4(2) thereof and Regulation D under the Securities Act. Both you and the Company have established the following procedures in connection with the offer and sale of Interests and agree that you will make offers or sales of any Interests in compliance with such procedures:

                (i) Offers and sales of Interests will be made only in compliance with Regulation D under the Securities Act and only to investors that qualify as "accredited investors," as defined in Rule 501(a) under the Securities Act.

                (ii) No sale of Interests to any one investor will be for less than the minimum denominations as may be specified in the Confidential Memorandum or as otherwise approved by the Board of Managers of the Company (the "Board").

                (iii) No offer or sale of any Interest shall be made in any state or jurisdiction, or to any prospective investor located in any state or jurisdiction, where such Interests have not been registered or qualified for offer and sale under applicable state securities laws unless such Interests are exempt from the registration or qualification requirements of such laws.

                (iv) Sales of Interests will be made only to investors that qualify as "qualified clients," as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

            (c) For purposes of the offering of Interests, the Company has furnished to you copies of the Offering Documents which you shall furnish to prospective investors. Additional copies of the Offering Documents will be furnished to you by the Company in such numbers as you may reasonably request for purposes of the offering. You are authorized to furnish to prospective purchasers only such information concerning the Company and the offering as may be contained in the Offering Documents or any written supplements thereto, and such other materials as you have prepared and which comply with applicable laws and regulations, including the rules of the National Association of Securities Dealers, Inc. (the "NASD").

         4. SUBSCRIPTIONS DURING THE INITIAL OFFERING PERIOD.

            (a) The initial offering period for Interests shall commence as soon as practicable after the date as of which this Agreement is effective and be closed on December 31, 2003 or such later date as may be specified by the Board, in its sole discretion, which date shall not be more than 90 days thereafter (the "Initial Offering Period").

            (b) All subscriptions for Interests and payments by subscribers of subscription amounts for Interests shall be made pursuant to the terms and conditions set forth in the Offering Documents.

            (c) All payments received by you hereunder for subscriptions in the name and on behalf of the Company shall be handled by you in accordance with the terms of the subscription documentation.

            (d) If the offering is not completed in accordance with the conditions set forth in the Offering Documents, the Company may terminate the offering. In such case, you will instruct the Company's escrow agent to return all subscription payments to investors.

         5. SUBSCRIPTIONS AFTER THE INITIAL OFFERING PERIOD.

            (a) After the Initial Offering Period, the Company may from time to time, in the sole discretion of the Board, offer Interests to investors for purchase ("Subsequent Offerings").

            (b) In  Subsequent  Offerings,  the minimum  initial and  additional investment requirements shall be such amounts as are specified in the Confidential Memorandum. All subscriptions for Interests in Subsequent Offerings and payments therefor shall be made pursuant to the terms and conditions set forth in the Confidential Memorandum, and subscriptions shall be subject to acceptance by you as agent for the Company, as described in Section 6 below. In Subsequent Offerings, the procedures set forth in Sections 4(c) and (d) shall also be applicable.

         6. ACCEPTANCE OF SUBSCRIPTIONS.

            (a) You are appointed as agent of the Company for purposes of determining whether to accept subscriptions for Interests. Subscriptions shall be accepted only if the investor: (a) has supplied, or in the case of an additional subscription by an existing member, previously supplied, to you, either directly or indirectly, properly completed subscription documentation;
(b)  has  made  proper  payment  for   Interests;   and  (c)  you  have  made  a
determination, using such reasonable procedures adopted by you, that the investor meets all eligibility requirements for the purchase of Interests. Subscriptions shall not be accepted if it appears to you that subscription documentation has not been properly completed, in which case you shall use reasonable efforts to obtain properly completed subscription documentation.

            (b) Properly completed subscription documentation shall be promptly transmitted to the administrator for the Company.

            (c) Robeco-Sage Capital Management, L.L.C. ("Capital Management") may, from time to time, receive subscriptions for Interests directly from investors, in which case Capital Management will provide you with such originals and copies of the subscription documentation as you may require.

         7. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to you that:

            (a) The Company has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware with all requisite power and authority, all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies, and all necessary rights, licenses and permits from other parties, to conduct its business as described in the Confidential Memorandum.

            (b) Interests to be or which may be issued by the Company have been duly authorized for issuance and sale and, when issued and delivered by the Company, Interests will conform to all statements relating thereto contained in the Confidential Memorandum.

            (c) The issue and sale of Interests and the execution, delivery and performance of the Company's obligations under the Confidential Memorandum will not result in the violation of any applicable law.

            (d) The Company will apply the proceeds from the sale of Interests for the purposes set forth in the Confidential Memorandum.

            (e) The Confidential Memorandum will not contain an untrue statement of any material fact or omit to state any material fact necessary in order to make statements therein in the light of the circumstances under which they were made, not misleading.

            (f) This Agreement has been duly authorized, executed and delivered by the Company and, assuming your execution hereof, will constitute a valid and binding agreement of the Company.

         8. COVENANTS OF THE COMPANY.

         The Company covenants and agrees with you as follows:

            (a) You shall be furnished with such documents and opinions as you may require from time to time for the purpose of enabling you to pass upon the issuance and sale of Interests as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations and warranties, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company and in connection with the issuance and sale of Interests as herein contemplated shall be satisfactory in form and substance to you.

            (b) If at any time after the commencement of the offering of Interests and prior to its termination, an event occurs which in the opinion of counsel to the Company materially affects the Company and which should be set forth in an amendment or supplement to the Confidential Memorandum in order to make the statements therein not misleading in light of the circumstances under which they are made, the Company will notify you as promptly as practical of the occurrence of such event and will prepare and furnish to you copies of an amendment or supplement to the Confidential Memorandum in such reasonable quantities as you may request, in order that the Confidential Memorandum will not contain any untrue statement of any material fact or omit to state a material fact which in the opinion of such counsel is necessary to make the statements therein not misleading in light of the circumstances under which they are made.

         9. REPRESENTATIONS AND WARRANTIES OF THE PLACEMENT AGENT.

         You represent and warrant that:

            (a) You are duly authorized to enter into and perform, and have duly executed and delivered, this Agreement.

            (b) You have and will maintain all licenses and registrations necessary under applicable law and regulations (including the rules of the NASD) to provide the services required to be provided by you hereunder.

            (c) You have not and will not solicit any offer to buy or offer to sell Interests in any manner which would be inconsistent with applicable laws and regulations (including, but not limited to, applicable anti-money laundering laws and regulations), or with the procedures for solicitations contemplated by the Confidential Memorandum, and this Agreement or by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio or conduct any seminar or meeting whose attendees have been invited by any general solicitation or advertising.

            (d) You will furnish to each subscriber of Interests, identified either by you or the Company, a copy of the Offering Documents prior to such person's admission as a member of the Company.

            (e) You will maintain the confidentiality of investor information in a manner consistent with the privacy policy adopted by the Company pursuant to Title V of the Gramm-Leach-Bliley Act, as amended.

            (f) You agree that each Sub-Agency Agreement with a Sub-Agent will contain provisions requiring that the Sub-Agent: (1) keep records (and make them available to you) of the Offering Documents distributed to all persons; (2) have reasonable procedures regarding the control and distribution of the Offering Documents; (3) not create or use offering materials for distribution to or use by prospective purchasers of Interests, other than the Offering Documents furnished by the Company and such other materials as you have supplied or authorized for use; and (4) adopt and adhere to reasonable procedures designed to ensure that the offering of the Interests is made only in accordance with the provisions of Section 3 relating to the offering of Interests and clauses (a) through (d) of this Section 9, in the case of the Sub-Agent as if the Sub-Agent were the Placement Agent.

         10. COMPENSATION OF PLACEMENT AGENT.

            (a) You will receive no fee, payment or other remuneration from the Company for your services under this Agreement.

            (b) Pursuant to the terms of each Sub-Agency Agreement between you and a Sub-Agent, a Sub-Agent may receive from you either a one-time fee or an ongoing fee based upon the value of Interests purchased by investors that it introduces to the Company or based upon the initial contribution amount made by such investors in the Company. The Company will not be liable to Sub-Agents for payment of any fees pursuant to Sub-Agency Agreements or for reimbursement of any expenses incurred by Sub-Agents in connection with services provided pursuant to Sub-Agency Agreements.

            (c) Except as may otherwise be agreed to by the Company, you shall be responsible for the payment of all costs and expenses incurred by you in connection with the performance of your obligations under this Agreement, including the costs associated with the preparation, printing and distribution of any sales materials.

         11. INDEMNIFICATION.

         The parties agree to indemnify one another as follows:

            (a) The Company agrees to indemnify and hold harmless you and each person, if any, who controls you within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), against any and all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which you or they may become subject under the Securities Act, the Exchange Act or any other law or statute in any jurisdiction otherwise, insofar as such losses, liabilities, claims, damages or expense (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Confidential Memorandum or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by you or through you expressly for the use therein; and further provided that this indemnity shall not protect you or any other person who may otherwise be entitled to indemnity hereunder from or against any liability to which you or they would be subject by reason of your own or their own willful misfeasance, bad faith, gross negligence or reckless disregard of your or their duties hereunder. Any determination by the Company to indemnify you for the foregoing liabilities shall be made in accordance with the requirements of Section 17 of the 1940 Act, as interpreted by the Securities and Exchange Commission. This indemnity will be in addition to any liability which the Company may otherwise have to you under this Agreement.

            (b) You agree to indemnify and hold harmless the Company and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which you or they may become subject under the Securities Act, the Exchange Act or any other law or statute in any jurisdiction, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Confidential Memorandum or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished by you or on your behalf to the Company expressly for use therein. This indemnity will be in addition to any liability which you may have to the Company under this Agreement.

            (c) Promptly after receipt by an indemnified  party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any other liability which it may have under this Section 11 (except to the extent that it has been prejudiced in any material respect by such failure) or from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; PROVIDED, HOWEVER, that if, in the judgment of such indemnified party, a conflict of interest exists where it is advisable for such indemnified party to be represented by separate counsel, the indemnified party shall have the right to employ separate counsel in any such action, in which event the fees and expenses of such separate counsel shall be borne by the indemnifying party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of counsel, the indemnifying party shall not be liable to such indemnified party under such subsections for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party or parties shall not be liable for the expenses of more than one such separate counsel representing the indemnified parties under subparagraph (a) of this
Section 11 who are parties to such action), (ii) the indemnifying party or parties shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party or parties have authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or parties; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         12. CONFIDENTIAL INFORMATION.

         You will have access to and become acquainted with records of and information relating to the Company, its investors and affiliates (collectively, "Confidential Information"). Neither you nor any of your officers, employees or agents shall disclose any of the Confidential Information (including any client list or other confidential information relating to the businesses of the Company or its affiliates), directly or indirectly, or use them in any way, either during the term of this Agreement or at any time thereafter, except as required in the course of performing duties for the Company under this Agreement and unless the disclosure of any such Confidential Information is otherwise consented to, in writing, by the Company. As used in this Section 12 the term "Confidential Information" does not include information that (a) becomes or has been generally available to the public other than as a result of disclosure by the Company; (b) was available to you on a non-confidential basis prior to its disclosure by the Company or any of its affiliates; or (c) is independently developed or becomes available to you on a non-confidential basis from a source other than the Company or its affiliates.

         13. REPRESENTATIONS AND INDEMNITIES TO SURVIVE DELIVERY.

         The agreements, representations, warranties, indemnities and other statements of the parties and their officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of you, or the Company, any Managers serving on the Board, directors or officers of any of the foregoing or any person controlling any of the foregoing, and (iii) acceptance of any payment for Interests hereunder. The provisions of this
Section 13 shall survive the termination or cancellation of this Agreement.

         14. EFFECTIVE DATE AND TERM OF AGREEMENT.

         This Agreement shall become effective for all purposes as of November __, 2003 and shall remain in effect for an initial term of two years from such date. Thereafter, this Agreement shall continue in effect from year to year, provided that each such continuance is approved by the Board, including the vote of a majority of members of the Board who are not "interested persons," as defined by the 1940 Act and the rules thereunder, of the Company.

         15. TERMINATION.

         This Agreement may be terminated as follows:

            (a) Either party may terminate this Agreement without cause by written notice to the other on not less than thirty (30) days notice, or, if there has been a material breach of any condition, warranty, representation or other term of this Agreement by the other, by written notice to such other at any time.

            (b) By written notice to the Company, you may terminate this Agreement at any time if (i) there has been, since the respective dates as of which information is given in the Confidential Memorandum, any material adverse change in the condition, financial or otherwise, of the Company, which in your opinion, will make it inadvisable to proceed with the offering of Interests;
(ii) there has occurred any outbreak of hostilities or other domestic or international calamity or crisis the effect of which on the financial markets is so substantial and adverse as to make it, in your judgment, impracticable to offer Interests or enforce contracts for the sale of Interests; and (iii) any order suspending the sale of Interests shall have been issued by any jurisdiction in which a sale or sales of Interests shall have been made, or proceedings for that purpose shall have been initiated or, to your best knowledge and belief, shall be contemplated.

            (c) This Agreement shall terminate automatically in the event of its "assignment" as such term is defined by the 1940 Act and the rules thereunder.

         16. DELEGATION OF POWERS.

         You shall be entitled to delegate your duties, functions or powers under this Agreement only to a Sub-Agent in accordance with the provisions of this Agreement.

         17. NOTICES.

         All communications under this Agreement shall be given in writing, sent by (i) telecopier, (ii) email, or (iii) registered mail to the address set forth below or to such other address as such party shall have specified in writing to the other party hereto, and shall be deemed to have been delivered effective at the earlier of its receipt or within two (2) days after dispatch.


         If to the Placement Agent:

         Robeco USA, L.L.C.
         One New York Plaza
         New York, NY 10004
         Telephone: (212) 908-0414
         Attn.:  General Counsel

         If to the Company:

         Robeco-Sage Triton Fund, L.L.C.
         120 Bloomingdale Road
         White Plains, NY  06905
         Telephone: (914) 948-0300
         Attn.:  Timothy J. Stewart

         18. MISCELLANEOUS.

            (a) This Agreement may be executed in two or more counterparts, each of which when so executed and delivered shall constitute one and the same instrument. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns and no other person shall have any right or obligation hereunder.

            (b) This Agreement supersedes all prior agreements and understandings relating to the subject matter hereof, and neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

         19. GOVERNING LAW.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws provisions thereof, and with the provisions of the 1940 Act. In the event of any conflict between the provisions of the laws of New York and those of the 1940 Act, the 1940 Act provisions shall control.

         20. BINDING EFFECT

         The parties to this Agreement agree that the obligations of the Company under this Agreement shall not be binding upon any Managers, members of the Company or any officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company.

         If the foregoing correctly sets forth our understanding with you, please indicate your acceptance in the space provided below.

                                Very truly yours,

                                 ROBECO-SAGE TRITON FUND, L.L.C.

                                 By:  /s/ TIMOTHY J. STEWART
                                      -----------------------------------------
                                      Name:  Timothy J. Stewart
                                      Title: Manager and Chief Financial Officer

                                 Date:  November 20, 2003


Agreed to and accepted:

ROBECO USA, L.L.C.


By:  /s/ Michael E. Singer
     -----------------------------------
     Name:   Michael E. Singer
     Title:  General Counsel and Senior Managing Director

Date:  November 20, 2003

                                                                     Exhibit (j)

                          CUSTODIAN SERVICES AGREEMENT

         THIS AGREEMENT is made as of __________, 2003 by and between SEI PRIVATE TRUST COMPANY, a savings association supervised by the Office of Thrift Supervision ("SEI Trust"), and Robeco-Sage Triton Fund, L.L.C., a Delaware limited liability company (the "Fund").

                              W I T N E S S E T H:

         WHEREAS, the Fund is registered as a closed-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Fund wishes to retain SEI Trust to provide custodian services, and SEI Trust wishes to furnish custodian services, either directly or through an affiliate or affiliates, as more fully described herein.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.   DEFINITIONS.

     (a)  "1933 ACT" means the Securities Act of 1933, as amended.

     (b)  "1934 ACT" means the Securities Exchange Act of 1934, as amended.

     (c) "AUTHORIZED PERSON" means any officer of the Fund and any other person authorized by the Fund to give Oral or Written Instructions on behalf of the Fund. An Authorized Person's scope of authority may be limited by setting forth such limitation in a written document signed by both parties hereto.

     (d) "BOOK-ENTRY SYSTEM" means Federal Reserve Treasury book-entry system for United States and federal agency securities, its successor or successors, and its nominee or nominees and any book-entry system maintained by an exchange registered with the SEC under the 1934 Act.

     (e)  "CEA" means the Commodities Exchange Act, as amended.

     (f) "CHANGE OF CONTROL" means a change in ownership or control (not including transactions between wholly-owned direct or indirect subsidiaries of a common parent) of 25% or more of the beneficial ownership of the shares of common stock or shares of beneficial interest of an entity or its parent(s).

     (g)  "INTERESTS" mean the limited liability company interests of the Fund.

     (h) "ORAL INSTRUCTIONS" mean oral instructions received by SEI Trust from an Authorized Person or from a person reasonably believed by SEI Trust to be an Authorized Person. SEI Trust may, in its sole discretion in each separate instance, consider and rely upon instructions it receives from an Authorized Person via electronic mail as Oral Instructions.

     (i) "SEI TRUST" means SEI Private Trust Company or a subsidiary or affiliate of SEI Private Trust Company.

     (j)  "SEC" means the Securities and Exchange Commission.

     (k) "SECURITIES LAWS" mean the 1933 Act, the 1934 Act, the 1940 Act and the CEA.

     (l)  "PROPERTY" means:

         (i) any and all securities and other investment items which the Fund may from time to time deposit, or cause to be deposited, with SEI Trust or which SEI Trust may from time to time hold for the Fund;

         (ii) all income in respect of any of such securities or other investment items;

         (iii) all proceeds of the sale of any of such securities or investment items; and

         (iv) all proceeds of the sale of securities issued by the Fund, which are received by SEI Trust from time to time, from or on behalf of the Fund.

     (m) "WRITTEN INSTRUCTIONS" mean (i) written instructions delivered by hand, mail or facsimile sending device and signed by two Authorized Persons and received by SEI Trust or (ii) trade instructions transmitted by means of an electronic transaction reporting system which requires the use of a password or other authorized identifier in order to gain access.

2. APPOINTMENT. The Fund hereby appoints SEI Trust to provide custodian services to the Fund, and SEI Trust accepts such appointment and agrees to furnish such services, each in accordance with the terms of this Agreement.

3. DELIVERY OF DOCUMENTS. The Fund has provided or, where applicable, will provide SEI Trust with the following:

     (a) at SEI Trust's request, certified or authenticated copies of the resolutions of the Fund's Managers, approving the appointment of SEI Trust or its affiliates to provide services;

     (b)  a copy of the Fund's most recent effective registration statement;

     (c)  a copy of the Fund's advisory and sub-advisory agreements, if any;

     (d) a copy of the distribution/underwriting agreements with respect to Interests;

     (e)  a copy of the Fund's administration agreement;

     (f)  copies  of  any   distribution   and/or  member  servicing  plans  and
          agreements made in respect of the Fund; and

     (g) certified or authenticated copies of any and all amendments or supplements to the foregoing.

4.   COMPLIANCE WITH LAWS.

     SEI Trust undertakes to comply with the applicable requirements of the Securities Laws and any laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties to be performed by SEI Trust hereunder. Except as specifically set forth herein, SEI Trust assumes no responsibility for compliance with such laws by the Fund or any other entity.

5.   INSTRUCTIONS.

     (a) Unless otherwise provided in this Agreement, SEI Trust shall act only upon Oral Instructions or Written Instructions.

     (b) SEI Trust shall be entitled to rely upon any Oral Instruction or Written Instruction it receives from an Authorized Person (or from a person reasonably believed by SEI Trust to be an Authorized Person) pursuant to this Agreement. SEI Trust may assume that any Oral Instructions or Written Instructions received hereunder are not in any way inconsistent with the provisions of organizational documents of the Fund or of any vote, resolution or proceeding of the Fund's Managers or of the Fund's members, unless and until SEI Trust receives Written Instructions to the contrary.

     (c) The Fund agrees to forward to SEI Trust Written Instructions confirming Oral Instructions (except where such Oral Instructions are given by SEI Trust or its affiliates) so that SEI Trust receives the Written Instructions by the close of business on the same day that such Oral Instructions are received by SEI Trust. The fact that such confirming Written Instructions are not received by SEI Trust or differ from the Oral Instructions shall in no way invalidate the transactions or enforceability of the transactions authorized by the Oral Instructions or SEI Trust's ability to rely upon such Oral Instructions.

6.   RIGHT TO RECEIVE ADVICE.

     (a) ADVICE OF THE FUND. If SEI Trust is in doubt as to any action it should or should not take, SEI Trust may request directions or advice, including Oral Instructions or Written Instructions, from the Fund.

     (b) ADVICE OF COUNSEL. If SEI Trust shall be in doubt as to any question of law pertaining to any action it should or should not take, SEI Trust may request advice at its own cost from counsel of its own choosing (who may be counsel for the Fund, the Fund's investment adviser or SEI Trust, at the option of SEI Trust).

     (c) CONFLICTING ADVICE. In the event of a conflict between directions or advice or Oral Instructions or Written Instructions SEI Trust receives from the Fund, and the advice it receives from counsel, SEI Trust shall be entitled to rely upon and follow the advice of counsel. SEI Trust shall promptly inform the Fund of such conflict.

     (d) PROTECTION OF SEI TRUST. SEI Trust shall be indemnified by the Fund and without liability for any action SEI Trust takes or does not take in reliance upon directions or advice or Oral Instructions or Written Instructions SEI Trust receives from or on behalf of the Fund or from counsel and which SEI Trust believes, in good faith, to be consistent with those directions or advice or Oral Instructions or Written Instructions. Nothing in this section shall be construed so as to impose an obligation upon SEI Trust (i) to seek such directions or advice or Oral Instructions or Written Instructions, or (ii) to act in accordance with such directions or advice or Oral Instructions or Written Instructions. Nothing in this Section 6 shall excuse SEI Trust, and SEI Trust shall not be indemnified, for an act or omission taken by SEI Trust that constitutes willful misfeasance, bad faith, negligence or reckless disregard by SEI Trust of any duties, obligations or responsibilities set forth in this Agreement.

7. RECORDS; VISITS. The books and records pertaining to the Fund, which are in the possession or under the control of SEI Trust shall be the property of the Fund. Such books and records shall be prepared and maintained as required by the 1940 Act and other applicable securities laws, rules and regulations. The Fund and Authorized Persons shall have access to such books and records at all times during SEI Trust's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided by SEI Trust to the Fund or to an authorized representative of the Fund, at the Fund's expense.

8.   CONFIDENTIALITY.

     (a) SEI Trust agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Fund and its Members received by SEI Trust in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that SEI Trust may disclose such information as required by law or after prior notification to and approval in writing by the Fund, which approval may not be withheld where SEI Trust may be exposed to civil or criminal contempt proceedings or penalties for failure to comply.

     (b) Each party shall keep confidential any information relating to the other party's business ("Confidential Information"). Confidential Information shall include (a) any data or information that is competitively sensitive material, and not generally known to the public, including, but not limited to, information about product plans, marketing strategies, finances, operations, customer relationships, customer profiles, customer lists, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Fund or SEI Trust, their respective subsidiaries and affiliated companies and the customers, clients and suppliers of any of them; (b) any scientific or technical information, design, process, procedure, formula, or improvement that is commercially valuable and secret in the sense that its confidentiality affords the Fund or SEI Trust a competitive advantage over its competitors; (c) all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, know-how, and trade secrets, whether or not patentable or copyrightable; and (d) anything designated as confidential.
          Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it: (a) is already known to the receiving party at the first time it is obtained; (b) is or becomes publicly known or available through no wrongful act of the receiving party; (c) is rightfully received from a third party who, to the best of the receiving party's knowledge, is not under a duty of confidentiality; (d) is released by the protected party to a third party without restriction; (e) is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law (provided the receiving party will provide the other party written notice of such requirement, to the extent such notice is permitted); (f) is relevant to the defense of any claim or cause of action asserted against the receiving party; or (g) has been or is independently developed or obtained by the receiving party.

9. COOPERATION WITH ACCOUNTANTS. SEI Trust shall cooperate with the Fund's independent public accountants and shall take all reasonable action to make any requested information available to such accountants as reasonably requested by the Fund.

10. SEI SYSTEM. SEI Trust shall retain title to and ownership of any and all data bases, computer programs, screen formats, report formats, interactive design techniques, derivative works, inventions, discoveries, patentable or copyrightable matters, concepts, expertise, patents, copyrights, trade secrets, and other related legal rights utilized by SEI Trust in connection with the services provided by SEI Trust to the Fund.

11. DISASTER RECOVERY. SEI Trust shall enter into and shall maintain in effect with appropriate parties one or more agreements making reasonable provisions for emergency use of electronic data processing equipment to the extent appropriate equipment is available. In the event of equipment failures, SEI Trust shall, at no additional expense to the Fund, take reasonable steps to minimize service interruptions. SEI Trust shall have no liability with respect to the loss of data or service interruptions caused by equipment failure provided such loss or interruption is not caused by SEI Trust's own willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations under this Agreement.

12. COMPENSATION. As compensation for the services rendered by SEI Trust under this Agreement, the Fund will pay to SEI Trust a fee or fees as may be agreed to in writing from time to time by the Fund and SEI Trust. The Fund acknowledges that SEI Trust may receive float benefits in connection with maintaining certain accounts required to provide services under this Agreement.

13. INDEMNIFICATION. The Fund agrees to indemnify and hold harmless SEI Trust and its affiliates, including their respective officers, directors, agents and employees, from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, attorneys' fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) arising directly or indirectly from any action or omission to act which SEI Trust takes in connection with the provision of services to the Fund. Notwithstanding the foregoing, neither SEI Trust, nor any of its affiliates, including their respective officers, directors, agents and employees, shall be indemnified against any liability (or any expenses incident to such liability) caused by SEI Trust's or its affiliates' own willful misfeasance, bad faith, negligence or reckless disregard in the performance of SEI Trust's activities under this Agreement. The provisions of this Section 13 shall survive termination of this Agreement.

14.  RESPONSIBILITY OF SEI TRUST.

     (a) SEI Trust shall be under no duty to take any action hereunder on behalf of the Fund except as necessary to fulfill its duties and obligations as specifically set forth herein or as may be specifically agreed to by SEI Trust and the Fund in a written amendment hereto. SEI Trust shall be obligated to exercise care and diligence in the performance of its duties hereunder and to act in good faith in performing services provided for under this Agreement. SEI Trust shall be liable only for any damages arising out of SEI Trust's failure to perform its duties under this Agreement to the extent such damages arise out of SEI Trust's willful misfeasance, bad faith, negligence or reckless disregard of its duties under this Agreement.

     (b) Notwithstanding anything in this Agreement to the contrary and provided that SEI Trust has acted or omitted to act in accordance with the standard of care set forth above, (i) SEI Trust shall not be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including without limitation acts of god; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; elements of nature; or non-performance by a third party; and (ii) SEI Trust shall not be under any duty or obligation to inquire into and shall not be liable for the validity or invalidity, authority or lack thereof, or truthfulness or accuracy or lack thereof, of any instruction, direction, notice, instrument or other information which SEI Trust reasonably believes to be genuine.

     (c) Notwithstanding anything in this Agreement to the contrary, neither SEI Trust nor its affiliates shall be liable for any consequential, special or indirect losses or damages, whether or not the likelihood of such losses or damages was known by SEI Trust or its affiliates.

     (d) Each party shall have a duty to mitigate damages for which the other party may become responsible.

The provisions of this Section 14 shall survive termination of this Agreement.

15. DESCRIPTION OF SERVICES. SEI Trust shall perform the custodian services set forth in Schedule A hereto. SEI Trust may sub-contract with third parties to perform certain of the services to be performed by SEI Trust hereunder; provided, however, that SEI Trust shall remain principally responsible to the Fund for the acts and omissions of such other entities. In meeting its duties hereunder, SEI Trust shall have the general authority to do all acts deemed in SEI Trust's good faith belief to be necessary and proper to perform its obligations under this Agreement.

16. DURATION AND TERMINATION. This Agreement shall continue until terminated by the Fund or SEI Trust on sixty (60) days' prior written notice to the other party. In the event this Agreement is terminated (pending appointment of a successor to SEI Trust or vote of the members of the Fund to dissolve or to function without a custodian of its cash, securities or other property), SEI Trust shall not deliver the Fund's cash, securities or other property to the Fund. It may deliver them to a bank or trust company of SEI Trust's choice, having an aggregate capital, surplus and undivided profits, as shown by its last published report, of not less than twenty million dollars ($20,000,000), as a custodian for the Fund to be held under terms similar to those of this Agreement. SEI Trust shall not be required to make any delivery or payment of assets upon termination until full payment shall have been made to SEI Trust of all of its fees, compensation, costs and expenses (such expenses include, without limitation, expenses associated with movement (or duplication) of records and materials and conversion thereof to a successor service provider, or to a bank or trust company pending appointment of such successor, and all trailing expenses incurred by SEI Trust). SEI Trust shall have a security interest in and shall have a right of setoff against the Property as security for the payment of such fees, compensation, costs and expenses.

17. NOTICES. Notices shall be addressed (a) if to SEI Trust at One Freedom Valley Drive, Oaks, Pennsylvania 19456, Attention: General Counsel; (b) if to the Fund, at c/o Robeco-Sage Capital Management, L.L.C., 120 Bloomingdale Road, White Plains, New York 10605, Attention: Timothy J. Stewart; or (c) if to neither of the foregoing, at such other address as shall have been given by like notice to the sender of any such notice or other communication by the other party. If notice is sent by confirming electronic, hand or facsimile sending device, it shall be deemed to have been given immediately. If notice is sent by first-class mail, it shall be deemed to have been given five days after it has been mailed. If notice is sent by messenger, it shall be deemed to have been given on the day it is delivered.

18. AMENDMENTS. This Agreement, or any term hereof, may be changed or waived only by a written amendment, signed by the party against whom enforcement of such change or waiver is sought.

19. DELEGATION; ASSIGNMENT. SEI Trust may assign its rights and delegate its duties hereunder to any affiliate of SEI Investments Company at no additional cost to the Fund provided that SEI Trust gives the Fund 90 days' prior written notice of such assignment or delegation.

20. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

21. FURTHER ACTIONS. Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

22.  MISCELLANEOUS.

     (a) ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, provided that the parties may embody in one or more separate documents their agreement, if any, with respect to delegated duties.

     (b) NO REPRESENTATIONS OR WARRANTIES. Except as expressly provided in this Agreement, SEI Trust hereby disclaims all representations and warranties, express or implied, made to the Fund or any other person, including, without limitation, any warranties regarding quality, suitability, merchantability, fitness for a particular purpose or otherwise (irrespective of any course of dealing, custom or usage of trade), of any services or any goods provided incidental to services provided under this Agreement. SEI Trust disclaims any warranty of title or non-infringement except as otherwise set forth in this Agreement.

     (c) NO CHANGES THAT MATERIALLY AFFECT OBLIGATIONS. Notwithstanding anything in this Agreement to the contrary, the Fund agrees not to make any modifications to its registration statement or adopt any policies which would affect materially the obligations or responsibilities of SEI Trust hereunder without the prior written approval of SEI Trust, which approval shall not be unreasonably withheld or delayed.

     (d) CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

     (e)  GOVERNING LAW. This Agreement shall be deemed to be a contract made in
          Pennsylvania   and  governed  by  the  laws  of  the  Commonwealth  of
          Pennsylvania, without regard to principles of conflicts of law.

     (f) PARTIAL INVALIDITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

     (g) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     (h) FACSIMILE SIGNATURES. The facsimile signature of any party to this Agreement shall constitute the valid and binding execution hereof by such party.

     (i) LIMITATION OF LIABILITY. A copy of the Fund's Certificate of Formation is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this Agreement is executed on behalf of the Board of Managers of the Fund as Managers and not individually and that the obligations of this instrument are not binding upon any of the Managers, officers or members of the Fund individually but are binding only upon the assets and property of the Fund.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

SEI PRIVATE TRUST COMPANY


By:
             ---------------------------------------------
Title:
             ---------------------------------------------


ROBECO-SAGE TRITON FUND, L.L.C.


By:
             ---------------------------------------------
Title:
             ---------------------------------------------

                                   SCHEDULE A

                            DESCRIPTION OF SERVICES.

SEI Trust shall provide the following list of services to the Fund:

1. DELIVERY OF THE PROPERTY. The Fund will deliver or arrange for delivery to SEI Trust, all the Property owned by it, including cash received as a result of the purchase of Interests, during the term of this Agreement. SEI Trust will not be responsible for such property until actual receipt.

2. RECEIPTS AND DISBURSEMENT OF MONEY. SEI Trust (each, an "Account"), acting upon Written Instructions, shall open and maintain separate accounts in the Fund's name using all cash received from or for the account of the Fund, subject to the terms of this Agreement.

SEI Trust shall make cash payments from or for the Accounts only for:

     (a) purchases of securities in the name of the Fund, SEI Trust, SEI Trust's nominee or a sub-custodian or nominee thereof as provided in
          Section 9 of this Schedule A and for which SEI Trust has received a copy of (i) the subscription agreement, (ii) the broker's or dealer's confirmation, or (iii) payee's invoice, as appropriate;

     (b)  purchase or repurchase of Interests delivered to SEI Trust;

     (c)  payment  of,  subject  to  Written  Instructions,   interest,   taxes,
          administration, accounting, distribution, advisory, management fees or similar expenses which are to be borne by the Fund;

     (d) payment to, subject to receipt of Written Instructions, the Fund's administrator as agent for the members of the Fund, of an amount equal to the amount of dividends and distributions stated in the Written Instructions to be distributed in cash by the administrator to members of the Fund, or, in lieu of paying the Fund's administrator, SEI Trust may arrange for the direct payment of cash dividends and distributions to members of the Fund in accordance with procedures mutually agreed upon from time to time by and among the Fund, SEI Trust and the Fund's administrator.

     (e) payments, upon receipt of Written Instructions, in connection with the conversion, exchange or surrender of securities owned or subscribed to by the Fund and held by or delivered to SEI Trust;

     (f)  payments made to a sub-custodian pursuant to provisions in sub-section
          (c) of this Section; and

     (g)  other payments, upon Written Instructions.

SEI Trust is hereby authorized to endorse and collect all checks, drafts or other orders for the payment of money received as custodian for the Accounts.

3.   RECEIPT OF SECURITIES; SUB-CUSTODIANS.

     (a) SEI Trust shall hold all securities received by it for the Accounts in a separate account that physically segregates such securities from those of any other persons, firms or corporations, except for securities held in a Book-Entry System. All such securities shall be held or disposed of only upon Written Instructions of the Fund pursuant to the terms of this Agreement. SEI Trust shall have no power or authority to assign, hypothecate, pledge or otherwise dispose of any such securities or investment, except upon the express terms of this Agreement or upon Written Instructions authorizing the transaction. In no case may any of the Fund's Managers, or any officer, employee or agent of the Fund withdraw any securities.

          At SEI Trust's own expense and for its own convenience, SEI Trust may enter into sub-custodian agreements with other United States banks or trust companies to perform duties described in this Section 3 with respect to domestic assets. Such bank or trust company shall have an aggregate capital, surplus and undivided profits, according to its last published report, of at least one million dollars ($1,000,000), if it is a subsidiary or affiliate of SEI Trust, or at least twenty million dollars ($20,000,000) if such bank or trust company is not a subsidiary or affiliate of SEI Trust. In addition, such bank or trust company must be qualified to act as custodian and agree to comply with the relevant provisions of the 1940 Act and any other applicable rules and regulations. Any such arrangement will not be entered into without prior written notice to the Fund (or as otherwise provided in the 1940
          Act).

          In addition, SEI Trust may enter into arrangements with sub-custodians with respect to services regarding foreign assets. Any such arrangement will be entered into with prior written notice to the Fund (or as otherwise provided in the 1940 Act).

          SEI Trust shall remain responsible for the performance of all of its duties as described in this Agreement and shall hold the Fund harmless from its own acts or omissions, under the standards of care provided for herein, or the acts and omissions of any sub-custodian chosen by SEI Trust under the terms of this Section 3.

4. TRANSACTIONS REQUIRING INSTRUCTIONS. Upon receipt of Oral Instructions or Written Instructions and not otherwise, SEI Trust, directly or through the use of the Book-Entry System, shall:

     (a) deliver any securities held for the Fund against the receipt of payment for the sale of such securities;

     (b) execute and deliver to such persons as may be designated in such Oral Instructions or Written Instructions, proxies, consents, authorizations, and any other instruments whereby the authority of the Fund as owner of any securities may be exercised;

     (c) deliver any securities to the issuer thereof, or its agent, when such securities are called, redeemed, retired or otherwise become payable at the option of the holder; provided that, in any such case, the cash or other consideration is to be delivered to SEI Trust;

     (d) deliver any securities held for the Fund against receipt of other securities or cash issued or paid in connection with the liquidation, reorganization, refinancing, tender offer, merger, consolidation or recapitalization of any corporation, or the exercise of any conversion privilege;

     (e) deliver any securities held for the Fund to any protective committee, reorganization committee or other person in connection with the reorganization, refinancing, merger, consolidation, recapitalization or sale of assets of any corporation, and receive and hold under the terms of this Agreement such certificates of deposit, interim receipts or other instruments or documents as may be issued to it to evidence such delivery;

     (f) make such transfer or exchanges of the assets of the Fund and take such other steps as shall be stated in said Oral Instructions or Written Instructions to be for the purpose of effectuating a duly authorized plan of liquidation, reorganization, merger, consolidation or recapitalization of the Fund;

     (g) release and deliver or exchange securities owned by the Fund in connection with any conversion of such securities, pursuant to their terms, into other securities;

     (h) release and deliver securities owned by the Fund for the purpose of redeeming in kind shares of the Fund upon delivery thereof to SEI Trust; and

     (i) release and deliver or exchange securities owned by the Fund for other purposes.

SEI Trust must also receive Written Instructions describing the nature and purpose and the name and address of the person(s) to whom delivery shall be made when such action is pursuant to Section 4(i).

5. USE OF BOOK-ENTRY SYSTEM. SEI Trust is authorized and instructed, on a continuous basis, to deposit in the Book-Entry System all securities belonging to the Fund eligible for deposit therein and to utilize the Book-Entry System to the extent possible in connection with settlements of purchases and sales of securities by the Fund, and deliveries and returns of securities loaned, subject to repurchase agreements or used as collateral in connection with borrowings. SEI Trust shall continue to perform such duties until it receives Written Instructions or Oral Instructions authorizing contrary actions.

SEI Trust shall administer the Book-Entry System as follows:

     (a) With respect to securities of the Fund which are maintained in the Book-Entry System, the records of SEI Trust shall identify by Book-Entry or otherwise those securities belonging to the Fund.

     (b) Assets of the Fund deposited in the Book-Entry System will at all times be segregated from any assets and cash controlled by SEI Trust in other than a fiduciary or custodian capacity but may be commingled with other assets held in such capacities.

SEI Trust will provide the Fund with such reports on its own system of internal control as the Fund may reasonably request from time to time.

6. REGISTRATION OF SECURITIES. All securities held for the Fund which are issued or issuable only in bearer form, except such securities held in the Book-Entry System, shall be held by SEI Trust in bearer form; all other securities held for the Fund may be registered in the name of the Fund, SEI Trust, the Book-Entry System, a sub-custodian, or any duly appointed nominee of the Fund, SEI Trust, Book-Entry System or sub-custodian. The Fund reserves the right to instruct SEI Trust as to the method of registration and safekeeping of the securities of the Fund. The Fund agrees to furnish to SEI Trust appropriate instruments to enable SEI Trust to hold or deliver in proper form for transfer, or to register in the name of its nominee or in the name of the Book-Entry System or in the name of another appropriate entity, any securities which it may hold for the Accounts and which may from time to time be registered in the name of the Fund.

7. VOTING AND OTHER ACTION. Neither SEI Trust nor its nominee shall vote any of the securities held pursuant to this Agreement by or for the account of the Fund, except in accordance with Written Instructions. SEI Trust, directly or through the use of the Book-Entry System, shall execute in blank and promptly deliver all notices, proxies and proxy soliciting materials received by SEI Trust as custodian of the Property to the registered holder of such securities. If the registered holder is not the Fund, then Written Instructions or Oral Instructions must designate the person who owns such securities.

8. TRANSACTIONS NOT REQUIRING INSTRUCTIONS. In the absence of contrary Written Instructions, SEI Trust is authorized to take the following actions:

     (a)  COLLECTION OF INCOME AND OTHER PAYMENTS.

          (i) collect and receive for the account of the Fund, all income, dividends, distributions, coupons, option premiums, other payments and similar items, included or to be included in the Property, and, in addition, promptly advise the Fund of such receipt and credit such income, as collected, to the Fund's custodian account;

          (ii) endorse and deposit for collection, in the name of the Fund, checks, drafts, or other orders for the payment of money;

          (iii) receive and hold for the account of the Fund all securities received as a distribution on the Fund's securities as a result of a stock dividend, share split-up or reorganization, recapitalization, readjustment or other rearrangement or distribution of rights or similar securities issued with respect to any securities belonging to the Fund and held by SEI Trust hereunder;

           (iv) present for payment and collect the amount payable upon all securities which may mature or be, on a mandatory basis, called, redeemed, or retired, or otherwise become payable on the date such securities become payable; and

           (v)  take  any  action  which   may  be  necessary  and   proper   in
                connection with the collection and receipt of such income and other payments and the endorsement for collection of checks, drafts, and other negotiable instruments.

     (b)  MISCELLANEOUS TRANSACTIONS.

          (i) SEI Trust is authorized to deliver or cause to be delivered Property against payment or other consideration or written receipt therefor in the following cases:

                (a) examination by a broker or dealer selling for the account of the Fund in accordance with street delivery custom;

                (b) or the exchange of interim receipts or temporary securities for definitive securities; and

                (c) transfer of securities into the name of the Fund or SEI Trust or a sub-custodian or a nominee of one of the foregoing, or for exchange of securities for a different number of bonds, certificates, or other evidence, representing the same aggregate face amount or number of units bearing the same interest rate, maturity that, in any such case, the new securities are to be delivered to SEI Trust.

          (ii) unless and until SEI Trust receives Oral Instructions or Written Instructions to the contrary, SEI Trust shall:

                (a) pay all income items held by it which call for payment upon presentation and hold the cash received by it upon such payment for the account of the Fund;

                (b) collect interest and cash dividends received,with notice to the Fund, to the account of the Fund;

                (c) hold for the account of the Fund all stock dividends, rights and similar securities issued with respect to any securities held by SEI Trust; and

               (d) execute as agent on behalf of the Fund all necessary ownership certificates required by the Internal Revenue Code or the Income Tax Regulations of the United States Treasury Department or under the laws of any state now or hereafter in effect, inserting the Fund's name on such certificate as the owner of the securities covered thereby, to the extent it may lawfully do so.

9. PURCHASES OF SECURITIES. SEI Trust shall settle purchased securities upon receipt of Oral Instructions or Written Instructions that specify:

     (a) the name of the issuer and the title of the securities, including CUSIP number if applicable;

     (b) the number of shares or the principal amount purchased and accrued interest, if any;

     (c)  the date of purchase and settlement;

     (d)  the purchase price per unit;

     (e)  the total amount payable upon such purchase;

     (f) the name of the person from whom or the broker through whom the purchase was made. SEI Trust shall upon receipt of securities purchased by or for the Fund pay out of the moneys held for the account of the Fund the total amount payable to the person from whom or the broker through whom the purchase was made, provided that the same conforms to the total amount payable as set forth in such Oral Instructions or Written Instructions.

10. SALES OF SECURITIES. SEI Trust shall settle sold securities upon receipt of Oral Instructions or Written Instructions that specify:

     (a) the name of the issuer and the title of the security, including CUSIP number if applicable;

     (b) the number of shares or principal amount sold, and accrued interest, if any;

     (c)  the date of trade and settlement;

     (d)  the sale price per unit;

     (e)  the total amount payable to the Fund upon such sale;

     (f) the name of the broker through whom or the person to whom the sale was made;

     (g) the location to which the security must be delivered and delivery deadline, if any; and

SEI Trust shall deliver the securities upon receipt of the total amount payable to the Fund upon such sale, provided that the total amount payable is the same as was set forth in the Oral Instructions or Written Instructions. Notwithstanding the other provisions hereof, SEI Trust may accept payment in such form as shall be satisfactory to it, and may deliver securities and arrange for payment in accordance with the customs prevailing among dealers in securities.

11.  REPORTS; PROXY MATERIALS.

     (a)  SEI Trust shall furnish to the Fund the following reports:

          (1) such periodic and special reports as the Fund may reasonably request;

          (2) a monthly statement summarizing all transactions and entries for the account of the Fund, listing each portfolio security belonging to the Fund with the adjusted average cost of each issue and the market value at the end of such month and stating the cash account of the Fund including disbursements;

          (3) the reports required to be furnished to the Fund pursuant to Rule 17f-4 of the 1940 Act; and

          (4) such other information as may be agreed upon from time to time between the Fund and SEI Trust.

          (b)  SEI  Trust  shall  transmit   promptly  to  the  Fund  any  proxy
               statement, proxy material, notice of a call or conversion or similar communication received by it as custodian of the Property. SEI Trust shall be under no other obligation to inform the Fund as to such actions or events. For clarification, upon termination of this Agreement SEI Trust shall have no responsibility to transmit such material or to inform the Fund or any other person of such actions or events.

12. CREDITING OF ACCOUNTS. If SEI Trust in its sole discretion credits an Account with respect to (a) income, dividends, distributions, coupons, option premiums, other payments or similar items on a contractual payment date or otherwise in advance of SEI Trust's actual receipt of the amount due, (b) the proceeds of any sale or other disposition of assets on the contractual settlement date or otherwise in advance of SEI Trust's actual receipt of the amount due or (c) provisional crediting of any amounts due, and (i) SEI Trust is subsequently unable to collect full and final payment for the amounts so credited within a reasonable time period using reasonable efforts or (ii) pursuant to standard industry practice, law or regulation SEI Trust is required to repay to a third party such amounts so credited, or if any Property has been incorrectly credited, SEI Trust shall have the absolute right in its sole discretion without demand to reverse any such credit or payment, to debit or deduct the amount of such credit or payment from the Account, and to otherwise pursue recovery of any such amounts so credited from the Fund. Nothing herein or otherwise shall require SEI Trust to make any advances or to credit any amounts until SEI Trust's actual receipt thereof. The Fund hereby grants a first priority contractual possessory security interest in and a right of setoff against the assets maintained in an Account hereunder in the amount necessary to secure the return and payment to SEI Trust of any advance or credit made by SEI Trust (including charges related thereto) to such Account.

13. COLLECTIONS. All collections of monies or other property in respect, or which are to become part, of the Property (but not the safekeeping thereof upon receipt by SEI Trust) shall be at the sole risk of the Fund. If payment is not received by SEI Trust within a reasonable time after proper demands have been made, SEI Trust shall notify the Fund in writing, including copies of all demand letters, any written responses and memoranda of all oral responses and shall await instructions from the Fund. SEI Trust shall not be obliged to take legal action for collection unless and until reasonably indemnified to its satisfaction. SEI Trust shall also notify the Fund as soon as reasonably practicable whenever income due on securities is not collected in due course and shall provide the Fund with periodic status reports of such income collected after a reasonable time.

                                   SCHEDULE B

                                      FEES

The Fund shall pay SEI Trust compensation at the annual rate of 0.01% of the net assets of the Fund. Such compensation shall be calculated and accrued monthly, and paid to SEI Trust quarterly, within 10 business days of quarter-end.

                                                                  Exhibit (k)(i)

                            ADMINISTRATION AGREEMENT

         THIS AGREEMENT is made as of this ___ day of _____, 2003, by and between Robeco-Sage Triton Fund, L.L.C. (the "Fund"), a Delaware limited liability company, and SEI Investments Global Funds Services (the "Administrator"), a Delaware business trust.

         WHEREAS, the Fund is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and issues limited liability company interests in the Fund ("Interests") to members of the Fund ("Members"); and

         WHEREAS, the Fund desires the Administrator to provide, and the Administrator is willing to provide, administrative and accounting services to the Fund on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Administrator hereby agree as follows:

         ARTICLE 1. RETENTION OF THE ADMINISTRATOR. The Fund hereby retains the Administrator to furnish the Fund with accounting and administrative services as set forth in this Agreement, and the Administrator hereby accepts such retention. The Administrator shall be deemed to be an independent contractor for all purposes herein.

         ARTICLE 2. ADMINISTRATIVE AND ACCOUNTING SERVICES. The Administrator shall perform or supervise the performance by others of the accounting and administrative services set forth in Schedule A hereto. In performing its duties under this Agreement, the Administrator will act in all material respects in accordance with the Fund's governing documents, including the Fund's Confidential Memorandum (collectively the "governing documents") as they may be amended from time to time (provided copies are delivered to the Administrator). The Administrator
         (i) shall not have or be required to have any authority to supervise the investment or reinvestment of the securities or other properties which comprise the assets of the Fund under this Agreement and (ii) shall not provide any investment advisory services to the Fund under this Agreement, and shall have no liability related to the foregoing hereunder. The Administrator shall provide the Fund with all necessary office space, equipment, personnel, compensation and facilities (including facilities for meetings of Members and the Board of Managers) for providing the services identified in Schedule A. The Administrator may sub-contract with third parties to perform any or all of the services required to be performed by the Administrator hereunder; provided, however, that the Administrator shall remain fully responsible to the Fund for the acts and omissions of such third parties. In meeting its duties hereunder, the Administrator shall have the general authority to do all acts that the Administrator reasonably and in good faith believes to be necessary and proper to perform its obligations under this Agreement.

         ARTICLE 3. ALLOCATION OF CHARGES AND EXPENSES.

         (A) THE ADMINISTRATOR. The Administrator shall furnish at its own expense the executive, supervisory and clerical personnel necessary to perform its obligations under this Agreement. The Administrator shall also pay all compensation, if any, of officers of the Fund who are affiliated persons of the Administrator or any affiliate of the Administrator; provided, however, that unless otherwise specifically provided, the Administrator shall not be obligated to pay the compensation of any employee of the Fund retained by the Board of Managers of the Fund to perform services on behalf of the Fund.

         (B) FUND EXPENSES. The Fund assumes and shall pay or cause to be paid all expenses of the Fund not otherwise allocated in this Agreement, including, without limitation, organizational costs, taxes, expenses for legal and auditing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation and repurchase offer materials and notices to existing Members, all expenses incurred in connection with issuing and purchasing Interests, the costs of pricing services, the costs of custodial services, fees and out-of-pocket expenses of Managers who are not affiliated persons of the Administrator or any affiliate of the Administrator, the costs of meetings of the Board of Managers, insurance, interest, brokerage costs, litigation and other extraordinary or nonrecurring expenses, and all fees and charges of service providers to the Fund. The Fund shall reimburse the Administrator for its reasonable out-of-pocket expenses, including all reasonable charges for SAS 70 audit charges, and reasonable copying, postage, telephone, and fax charges incurred by the Administrator in the performance of its duties.

         ARTICLE 4. COMPENSATION OF THE ADMINISTRATOR. The Fund shall pay to the Administrator compensation at the annual rate specified in Schedule B to this Agreement until this Agreement is terminated in accordance with
         Article 6. Such compensation shall be calculated and accrued monthly, and paid to the Administrator monthly, within 30 days of month-end. If this Agreement becomes effective subsequent to the first day of a month or terminates before the last day of a month, the Administrator's compensation for that part of the month in which this Agreement is in effect shall be prorated based on the number of days in the month on which the Agreement was in effect. Payment of the Administrator's compensation for the preceding month shall be made promptly.

         ARTICLE 5. LIMITATION OF LIABILITY OF THE ADMINISTRATOR. The duties of the Administrator shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Administrator hereunder. The Administrator shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. (As used in this Article 5, the term "Administrator" shall include officers, employees and other agents of the Administrator or of third parties described in Article 2.) Under no circumstances shall the Administrator be liable to the Fund for consequential, indirect or punitive damages.

         So long as the Administrator, or its agents, acts without willful misfeasance, bad faith or negligence in the performance of its duties, and without reckless disregard of its obligations and duties hereunder, the Fund assumes full responsibility and shall indemnify the Administrator and hold it harmless from and against any and all actions, suits and claims, whether groundless or otherwise, and from and against any and all losses, damages, costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) arising directly or indirectly out of any act or omission of the Administrator in carrying out its duties hereunder. The indemnity and defense provisions set forth herein shall indefinitely survive the termination of this Agreement.

         The indemnification rights hereunder shall include the right to reasonable advances of defense expenses in the event of any pending or threatened litigation with respect to which indemnification hereunder may ultimately be merited. If in any case the Fund may be asked to indemnify or hold the Administrator harmless, the Administrator shall promptly advise the Fund of the pertinent facts concerning the situation in question, and the Administrator will use all reasonable care to identify and notify the Fund promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification, but failure to do so shall not affect the rights hereunder.

         The Fund shall be entitled to participate at its own expense or, if it so elects, to assume the defense of any suit brought to enforce any claims subject to this indemnity provision. If the Fund elects to assume the defense of any such claim, the defense shall be conducted by counsel chosen by the Fund and satisfactory to the Administrator, whose approval shall not be unreasonably withheld. In the event that the Fund elects to assume the defense of any suit and retain counsel, the Administrator shall bear the fees and expenses of any additional counsel retained by it. If the Fund does not elect to assume the defense of a suit, it will reimburse the Administrator for the fees and expenses of any counsel retained by the Administrator.

         The Administrator may apply to the Fund at any time for instructions and may consult counsel for the Fund or its own counsel and accountants and other experts, at the Fund's expense, with respect to any matter arising in connection with the Administrator's duties, and the Administrator shall not be liable or accountable for any action taken or omitted by it in good faith in accordance with such instruction or with the opinion of such counsel, accountants or other experts.

         Also, the Administrator shall be protected in acting upon any document which it reasonably believes to be genuine and to have been signed or presented by the proper person or persons. Nor shall the Administrator be held to have notice of any change of authority of any officers, employee or agent of the Fund until receipt of written notice thereof from the Fund.

         Nothing herein shall make the Administrator liable for the performance or omissions of unaffiliated third parties not under the Administrator's reasonable control such as, by way of example and not limitation, custodians, investment advisers or sub-advisers, postal or delivery services, telecommunications providers and processing and settlement services.

         The Administrator is entitled to rely on the price information provided by the underlying funds into which the Fund invests, brokers and custodians in order to calculate the Fund's net asset value (and the value of Members' capital accounts based upon such valuation) and the Administrator shall not be liable for any valuation errors resulting from the use of such information; provided, however, that upon receipt of notice that a Valuation Committee of the Board of Managers of the Fund has determined that another method of calculating the value of a security is to be used, the Administrator may rely only on the value of that security determined in accordance with such notice.

         ARTICLE 6. DURATION AND TERMINATION OF THIS AGREEMENT. This Agreement shall become effective on the date set forth in Schedule B hereto and shall remain in effect for the full duration of the Initial Term and each Renewal Term, each as set forth in Schedule B, unless terminated in accordance with the provisions of this Article 6. This Agreement may be terminated only: (a) by either party at the end of the Initial Term or the end of any Renewal Term on 90 days' prior written notice; (b) by either party hereto on such date as is specified in written notice given by the terminating party, in the event of a material breach of this Agreement by the other party, provided the terminating party has notified the other party of such material breach at least 45 days prior to the specified date of termination and the breaching party has not remedied such breach by the specified date; or (c) effective upon the termination, merger or liquidation of the Fund. For purposes of this paragraph, the term "liquidation" shall mean a transaction in which the assets of the Fund are sold or otherwise disposed of and proceeds therefrom are distributed in cash to Members in complete liquation of Interests of such Members in the Fund.

         ARTICLE  7.  ACTIVITIES  OF  THE  ADMINISTRATOR.  The  services  of the
         Administrator rendered to the Fund are not to be deemed to be exclusive. The Administrator is free to render such services to others and to have other businesses and interests.

         ARTICLE 8. CONFIDENTIALITY. The Administrator agrees on behalf of itself and its employees to treat confidentially all records and other information relative to the Fund and its Members received by the Administrator in connection with this Agreement, including any non-public personal information as defined in Regulation S-P, and that it shall not use or disclose any such information except for the purpose of carrying out the terms of this Agreement; provided, however, that the Administrator may disclose such information as required by law or after prior notification to and approval in writing by the Fund, which approval may not be withheld where the Administrator may be exposed to civil or criminal contempt proceedings or penalties for failure to comply.

         ARTICLE 9. CERTAIN RECORDS. The Administrator shall maintain customary records in connection with its duties as specified in this Agreement. Any records required to be maintained and preserved pursuant to Rules 31a-1 and 31a-2 under the 1940 Act which are prepared or maintained by the Administrator on behalf of the Fund shall be prepared and maintained at the expense of the Administrator, but shall be the property of the Fund and will be made available to or surrendered promptly to the Fund on request.

         In case of any request or demand for the inspection of such records by another party, the Administrator shall notify the Fund and follow the Fund's instructions as to permitting or refusing such inspection; provided that the Administrator may exhibit such records to any person in any case where it is advised by its counsel that it may be held liable for failure to do so, unless (in cases involving potential exposure only to civil liability) the Fund has agreed to indemnify the Administrator against such liability.

         ARTICLE 10. COMPLIANCE WITH GOVERNMENTAL RULES AND REGULATIONS. The Administrator undertakes to comply in all material respects with applicable requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, the 1940 Act, and any laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties to be performed by the Administrator hereunder including any applicable anti-money laundering laws and regulations.

         ARTICLE  11.  INTERNET  ACCESS.   Data  and  information  may  be  made
         electronically accessible to the Fund and its adviser and/or sub-adviser(s) through Internet access to one or more links provided by the Administrator ("Web Links"). All rights in Web Links (including text and "look and feel" attributes) are owned by the Administrator. Any commercial use of the content or any other aspect of Web Link requires the written permission of the Administrator. Use of the Web Links by the Fund or its agents will be subject to any terms of use set forth on the web site. All Web Links and the information (including text, graphics and functionality) in the Web Links is presented "As Is" and "As Available" without express or implied warranties including, but not limited to, implied warranties of non-infringement, merchantability and fitness for a particular purpose. The Administrator neither warrants that the Web Links will be uninterrupted or error free, nor guarantees the accessibility, reliability, performance, timeliness, sequence, or completeness of information provided on the Web Links.

         ARTICLE 12. ENTIRE AGREEMENT; AMENDMENTS. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement, draft or proposal with respect to the subject matter hereof. This Agreement or any part hereof may be changed or waived only by an instrument in writing signed by the party against which enforcement of such change or waiver is sought.

         ARTICLE 13. ASSIGNMENT. This Agreement shall not be assignable by either party without the prior written consent of the other party.

         ARTICLE 14.  AGREEMENT  FOR SOLE BENEFIT OF THE  ADMINISTRATOR  AND THE
         FUND. This Agreement is for the sole and exclusive benefit of the Administrator and the Fund and will not be deemed to be for the direct or indirect benefit of the clients or customers of the Administrator or the Fund. The clients or customers of the Administrator or the Fund will not be deemed to be third party beneficiaries of this Agreement nor to have any other contractual relationship with the Administrator by reason of this Agreement.

         ARTICLE 15. WAIVER. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by written instrument executed by such party. No failure of either party hereto to exercise any power or right granted hereunder, or to insist upon strict compliance with any obligation hereunder, and no custom or practice of the parties with regard to the terms of performance hereof, will constitute a waiver of the rights of such party to demand full and exact compliance with the terms of this Agreement.

         ARTICLE 16. NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, federal express (or substantially similar delivery service), postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice: if to the Fund, at c/o Robeco-Sage Capital Management, L.L.C., 120 Bloomingdale Road, White Plains, New York 10605, Attention: Timothy J. Stewart; and if to the Administrator,
         Attention: General Counsel, One Freedom Valley Drive, Oaks, Pennsylvania, 19456.

         ARTICLE 17. FORCE MAJEURE. No breach of any obligation of a party to this Agreement will constitute an event of default or breach to the extent it arises out of a cause, existing or future, that is beyond the control and without negligence of the party otherwise chargeable with breach or default, including without limitation: work action or strike; lockout or other labor dispute; flood; war; riot; theft; earthquake or natural disaster. Either party desiring to rely upon any of the foregoing as an excuse for default or breach will, when the cause arises, give to the other party prompt notice of the facts which constitute such cause; and, when the cause ceases to exist, give prompt notice thereof to the other party.

         ARTICLE 18. EQUIPMENT FAILURES. In the event of equipment failures beyond the Administrator's control, the Administrator shall take reasonable and prompt steps to minimize service interruptions but shall have no liability with respect thereto. The Administrator shall develop and maintain a plan for recovery from equipment failures which may include contractual arrangements with appropriate parties making reasonable provision for emergency use of electronic data processing equipment to the extent appropriate equipment is available.

         ARTICLE 19. DEFINITIONS OF CERTAIN TERMS. The term "affiliated person," when used in this Agreement, shall have the meaning specified in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

         ARTICLE 20. HEADINGS. All Article headings contained in this Agreement are for convenience of reference only, do not form a part of this Agreement and will not affect in any way the meaning or interpretation of this Agreement. Words used herein, regardless of the number and gender specifically used, will be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine, or neuter, as the contract requires.

         ARTICLE 21. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles therof, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

         ARTICLE 22. MULTIPLE ORIGINALS. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

         ARTICLE 23. BINDING AGREEMENT. This Agreement, and the rights and obligations of the parties hereunder, shall be binding on, and inure to the benefit of, the parties and their respective successors and assigns.

         ARTICLE 24. SEVERABILITY. If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term or provision held to be illegal or invalid.

         ARTICLE 25. LIMITATION OF LIABILITY. A copy of the Fund's Certificate of Formation is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this Agreement is executed on behalf of the Board of Managers as Managers and not individually and that the obligations of this instrument are not binding upon any of the Managers, officers or members of the Fund individually but are binding only upon the assets and property of the Fund.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


                                      ROBECO - SAGE TRITON FUND, L.L.C.


                                      By:
                                           -------------------------------------
                                            Name:
                                            Title:



                                      SEI INVESTMENTS GLOBAL FUNDS SERVICES


                                      By:
                                           -------------------------------------
                                            Name:
                                            Title:

                                   SCHEDULE A

                                LIST OF SERVICES


1        DESCRIPTION OF ACCOUNTING SERVICES.

         (i)      Journalize   investment,   capital   and  income  and  expense
                  activities;

         (ii) Receive investment activity for investments from the Fund's investment adviser (the "Adviser") in written form and facilitate notification and wire movement process to Fund investments;

         (iii) Receive buy/sell trade tickets from the Adviser, process the activity on the books and records of the funds and reconcile such activity with the Fund's custodian;

         (iv)     Maintain individual ledgers for investment securities;

         (v)      Maintain historical tax lots for each security;

         (vi) Record and reconcile corporate action activity and all other capital changes;

         (vii)    Reconcile  cash and  investment  balances of the Fund with the
                  Fund's   custodian(s),   and  provide  the  Adviser  with  the
                  beginning cash balance available for investment purposes;

         (viii) Update the cash availability throughout the day as required by the Adviser, including details of cash movements related to securities and payment of Fund expenses;

         (ix) Calculate contractual expenses, including management fees, as applicable, in accordance with the Fund's governing documents;

         (x) Post to and prepare the Statement of Assets and Liabilities and the Statement of Operations in U.S. dollar terms;

         (xi) Prepare and monitor the expense accruals and notify an officer of the Fund of any proposed adjustments;

         (xii) Control all disbursements and authorize such disbursements from the Fund's account with the custodian(s) upon proper instructions;

         (xiii)   Calculate capital gains and losses;

         (xiv)    Determine net income;

         (xv) Determine applicable foreign exchange gains and losses on payables and receivables, if applicable;

         (xvi) Transmit or mail copy of the [monthly] portfolio valuation to the Adviser;

         (xvii)   Arrange  for  the  computation  of  the  net  asset  value  in
                  accordance  with  the  provisions  of  the  Fund's   governing
                  documents;

         (xviii)  As appropriate, compute total return and expenses;

         (xix)    Assist  with  the  annual   audit  of  the  Fund's   financial
                  statements; and

         (xx)     Such other services as the parties agree in writing.

2.       DESCRIPTION OF ADMINISTRATION SERVICES.

         (i) Prepare and file the Fund's Annual and Semi-Annual Reports with the SEC on Form N-SAR via EDGAR;

         (ii) Coordinate with the adviser the preparation and printing of the Fund's annual and semi-annual Member reports and filing Form N-CSR with the SEC;

         (iii)    Provide  such  fund   accounting  and  financial   reports  in
                  connection with quarterly meetings of the Board of Trustees as are required or as the Board may reasonably request;

         (iv) Prepare for execution and file the Company's Federal Form 1065 and state tax returns;

         (v) Manage the repurchase offer process, including coordinating with outside service provider to distribute repurchase offers, track Member responses and tabulate repurchase offer results;

         (vi) Coordinate with the Fund's counsel on drafting, reviewing and filing registration statements and repurchase offers, and coordinate printing and distribution of the Fund's Confidential Memorandum and repurchase offers;

         (vii) Assist the Fund in handling and responding to routine regulatory examinations with respect to records retained or services provided by the Administrator, and coordinate with the Fund's legal counsel in responding to any non-routine regulatory matters with respect to such matters;

         (viii) Coordinate as necessary the registration or qualification of Interests of the Fund with appropriate state securities authorities; and

         (ix) Provide such additional administrative duties relating to the administration of the Fund as may subsequently be agreed upon in writing between the Fund and the Administrator;

         (x)      Mail Company offering materials to prospective investors; and

        (xi) Mail reports of the Adviser and Semi-Annual Financial Statements to investors as well as any other necessary correspondence.

3.       DESCRIPTION OF INVESTOR SERVICES.

The Administrator will perform the following functions:

         (i) Maintain the register of Members and enter on such register all issues, transfers and repurchases of Interests;

         (ii)     Arrange for the calculation of the issue and repurchase prices
                  of  Interests  in   accordance   with  the  Fund's   governing
                  documents;

         (iii)    Allocate  income,  expenses,  gains and  losses to  individual
                  Members' capital accounts in accordance with applicable tax laws and with the Company's Confidential Memorandum;

         (iv) Provide statements to Members on a quarterly basis or as frequently as may otherwise be agreed that set forth the value of and appropriate detail for Members' Interests;

         (v)      Mail  to  Members   annual  Form  K-1's  in  accordance   with
                  applicable tax regulations;

         (vi) Mail repurchase offers to Members for purposes of executing repurchases; and

         (vii)    Maintain and tabulate information regarding Fund votes.

                               [END OF SCHEDULE A]

                                   SCHEDULE B

                                 FEES & EXPENSES

ADMINISTRATION, ACCOUNTING SERVICES AND INVESTOR SERVICING FEE:

ASSET BASED FEES - CALCULATED ON THE NET ASSETS OF THE FUND

----------------------------------------- --------------------------
ASSET LEVEL                                          FEE
----------------------------------------- --------------------------
FIRST $100 MILLION                                   12 BP
----------------------------------------- --------------------------
NEXT OF $150 MILLION                                 8.5 BP
----------------------------------------- --------------------------
EXCESS OF $250 MILLION                               7 BP
----------------------------------------- --------------------------

ANNUAL MINIMUM FEES - CALCULATED AND PAID MONTHLY
----------------------------------------- --------------------------
                                                     FEE
----------------------------------------- --------------------------
MINIMUM                                            $100,000
----------------------------------------- --------------------------

ADDITIONAL FEEDER/CLASSES (OUTSIDE OF INITIAL 2 CLASSES):

         $15,000

INVESTOR SERVICING FEE: - (FOR LESS THAN 100 INVESTORS*)

                           o  $100 annual per investor account charge
                           o  $25 per investor TRANSACTION

                           o $15 per investor fulfillment item/phone call (i.e., offering documents, annual reports, prospectuses)

* If greater than 100 investors, the annual investor servicing fee is $22,000.

OTHER: All reasonable out of pocket expenses (i.e., blue sky fees, fulfillment charges, pricing service fees, postage, registration fees, facsimile and telephone charges) incurred by the Administrator on behalf of the Fund will be billed to the Fund quarterly in arrears.

                           Tax Services (1099's, etc) are not included in the above fee and will be specifically addressed with the client upon completion of the offering documents.

TERM: This Agreement shall become effective on ________, 2003, ("Effective Date") and shall remain in effect through __________, 2005 ("Initial Term") and, thereafter, for successive terms of two years each (each a "Renewal Term"), unless and until this Agreement is terminated in accordance with the provisions of Article 6 hereof.

                               [END OF SCHEDULE B]

                                                                 Exhibit (k)(ii)

                                 MASTER / FEEDER

                                    AGREEMENT

                                     BETWEEN

                         ROBECO-SAGE TRITON FUND, L.L.C.

                                       AND

                           ROBECO-SAGE IRIS FUND, LTD.



                                   DATED AS OF

                            ______________ ___, 2003

                                TABLE OF CONTENTS

                                                                           PAGE

ARTICLE I REPRESENTATIONS AND WARRANTIES......................................1

   Sec. 1.1 Feeder Fund.......................................................1
   Sec. 1.2 Master Fund.......................................................1

ARTICLE II COVENANTS..........................................................3

   Sec. 2.1 Feeder Fund.......................................................3
   Sec. 2.2 Master Fund.......................................................3
   Sec. 2.3 Reasonable Actions................................................4

ARTICLE III INDEMNIFICATION...................................................4

   Sec. 3.1 Feeder Fund.......................................................4
   Sec. 3.2 Master Fund.......................................................5

ARTICLE IV ADDITIONAL AGREEMENTS..............................................7

   Sec. 4.1 Access to Information.............................................7
   Sec. 4.2 Confidentiality...................................................7
   Sec. 4.3 Obligations of the Feeder Fund and the Master Fund................7

ARTICLE V TERMINATION, AMENDMENT..............................................8

   Sec. 5.1 Termination.......................................................8
   Sec. 5.2 Amendment.........................................................8

ARTICLE VI GENERAL PROVISIONS.................................................8

   Sec. 6.1 Expenses..........................................................8
   Sec. 6.2 Headings..........................................................8
   Sec. 6.3 Entire Agreement..................................................8
   Sec. 6.4 Successors........................................................8
   Sec. 6.5 Governing Law.....................................................8
   Sec. 6.6 Counterparts......................................................9
   Sec. 6.7 Third Parties.....................................................9
   Sec. 6.8 Notices...........................................................9
   Sec. 6.9 Interpretation....................................................9
   Sec. 6.10 Operation of the Funds...........................................9
   Sec. 6.11 Relationship of Parties; No Joint Venture, Etc...................9

                                    AGREEMENT

     THIS AGREEMENT (the "Agreement") is made and entered into as of the ___ day of _________, 2003, by and between Robeco-Sage Iris Fund, Ltd. (the "Feeder Fund"), a Cayman Islands exempted company with limited liability, and Robeco-Sage Triton Fund, L.L.C. (the "Master Fund"), a Delaware limited liability company.

                                   WITNESSETH

     WHEREAS, the Master Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a non-diversified, closed-end management investment company;

     WHEREAS, the Feeder Fund and the Master Fund each have the same investment objective and substantially the same investment policies;

     WHEREAS, the Feeder Fund desires to pursue its investment objective by investing on an ongoing basis all of its investable assets (the "Assets") in the Master Fund in exchange for a beneficial interest in the Master Fund (the "Investment") on the terms and conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing, the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I
                         REPRESENTATIONS AND WARRANTIES

     Sec. 1.1 FEEDER FUND. The Feeder Fund represents and warrants to the Master Fund that:

            (a) ORGANIZATION. The Feeder Fund is a Cayman Islands exempted company with limited liability duly organized, validly existing and in good standing under the laws of the Cayman Islands. The Feeder Fund has the requisite power and authority to own its property and conduct its business as proposed to be conducted pursuant to this Agreement.

            (b) REGISTRATION STATEMENT. The Feeder Fund has reviewed the Master Fund's current registration statement on Form N-2, as filed with the Securities and Exchange Commission (the "SEC").

     Sec. 1.2 MASTER FUND. The Master Fund represents and warrants to the Feeder Fund that:

            (a) ORGANIZATION. The Master Fund is a Delaware limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. The Master Fund has the requisite power and authority to own its property and conduct its business as now being conducted and as proposed to be conducted pursuant to this Agreement.

            (b) APPROVAL OF AGREEMENT. No meeting of, or consent by, holders of Interests (as defined below) of the Master Fund is necessary to approve the issuance of Interests to the Feeder Fund.

            (c) ISSUANCE OF BENEFICIAL INTEREST. The issuance by the Master Fund of beneficial interests ("Interests") in exchange for the Investment by the Feeder Fund of its Assets has been duly authorized by all necessary action on the part of the Board of Managers of the Master Fund. When issued in accordance with the terms of this Agreement, the Interests will be validly issued, fully paid and non-assessable.

            (d) 1940 ACT REGISTRATION. The Master Fund is duly registered under the 1940 Act as a closed-end, non-diversified, management investment company and such registration is in full force and effect.

            (e) SEC FILINGS; SECURITIES EXEMPTIONS. The Master Fund has duly filed all forms, reports and other documents (collectively, the "SEC Filings") required to be filed with the SEC under the Securities Act of 1933 (the "1933 Act"), the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act, and the rules and regulations thereunder, (collectively, the "Securities Laws"). Interests in the Master Fund are not required to be registered under the 1933 Act, because such Interests are offered solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. In addition, Interests in the Master Fund are either noticed or qualified for sale or exempt from notice or qualification requirements under applicable securities laws in those states and other jurisdictions in which Interests are offered and sold. All SEC Filings relating to the Master Fund comply in all material respects with the requirements of the applicable Securities Laws and do not, as of the date of this Agreement, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (f) TAX STATUS. The Master Fund is taxable as a partnership for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code").

            (g) TAXABLE AND FISCAL YEAR. The taxable year end of the Master Fund is December 31st and the fiscal year end is March 31st.

            (h) INSURANCE. As of the date of commencement of its operations, the Master Fund has in force reasonable insurance coverage against certain liabilities that may arise as a result of the Master Fund's business as a registered investment company.

                                   ARTICLE II
                                    COVENANTS

     Sec. 2.1 FEEDER FUND. The Feeder Fund covenants that:

            (a) SUBSTITUTION OF INTERESTS. The Feeder Fund shall refrain from substituting Interests in the Master Fund held by the Feeder Fund unless the SEC has approved such substitution in accordance with Section 26 of the 1940 Act.

            (b) FISCAL YEAR. The Feeder Fund shall take appropriate action to maintain the same fiscal year end as the Master Fund (currently March
        31st).

            (c) PROXY VOTING. If requested to vote on matters pertaining to the Master Fund, the Feeder Fund will either seek instructions from its investors with regard to the voting of all proxies with respect to the Master Fund's securities and vote such proxies only in accordance with such instructions, or vote the Interests held by it in the same proportion as the vote of all other holders of the Master Fund's securities; provided that the Feeder Fund will not be obligated to take such action if and to the extent the Feeder Fund obtains an exemption from Section 12(d)(1)(E)(iii)(aa) of the 1940 Act.

     Sec. 2.2 MASTER FUND. The Master Fund covenants that:

            (a) SEC FILINGS. The Master Fund will make all the SEC Filings required to be made by it with the SEC under the Securities Laws in connection with any meetings of the Master Fund's investors and its registration as an investment company and will provide copies of all such definitive filings to the Feeder Fund. The Master Fund's SEC Filings will comply in all material respects with the requirements of the applicable Securities Laws, and will not, at the time they are filed or used, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (b)  1940  ACT  REGISTRATION.  The  Master  Fund  will  remain  duly
        registered  under  the  1940  Act  as  a  closed-end,   non-diversified,
        management investment company.

            (c) TAX STATUS. Based upon applicable Internal Revenue Service interpretations and rulings and Treasury Regulations, the Master Fund will continue to be treated as a partnership for federal income tax purposes.

            (d) SECURITIES EXEMPTIONS. Interests in the Master Fund have been and will continue to be offered and sold solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act or require registration or notification under any state law.

            (e) ADVANCE NOTICE OF CERTAIN CHANGES. The Master Fund shall provide the Feeder Fund with reasonable advance written notice of any change in the Master Fund's investment objective, or if the Master Fund has knowledge or should have knowledge that a change is likely to occur that may result in any material change in the Master Fund's investment policies or activities, any material increase in the Master Fund's fees or expenses, or any change in the Master Fund's fiscal year, written notice shall be provided as soon as reasonably possible after the Master Fund obtains or should have obtained such knowledge.

            (f) COMPLIANCE WITH LAWS. The Master Fund shall comply, in all material respects, with all applicable laws, rules and regulations in connection with conducting its operations as a registered investment company.

     Sec. 2.3 REASONABLE ACTIONS. Each party covenants that it will, subject to the provisions of this Agreement, from time to time, as and when requested by another party or in its own discretion, as the case may be, execute and deliver or cause to be executed and delivered all such documents, assignments and other instruments, take or cause to be taken such actions, and do or cause to be done all things reasonably necessary, proper or advisable in order to conduct the business contemplated by this Agreement and to carry out its intent and purpose.

                                  ARTICLE III
                                 INDEMNIFICATION

     Sec. 3.1 FEEDER FUND

            (a) The Feeder Fund agrees to indemnify and hold harmless the Master Fund, and the Master Fund's investment adviser, and any manager, officer, employee or agent of the Master Fund or the Master Fund's investment adviser (in this Section, each, a "Covered Person" and collectively, "Covered Persons"), against any and all losses, claims, demands, damages, liabilities or expenses (including, with respect to each Covered Person, the reasonable cost of investigating and defending against any claims therefor and any counsel fees incurred in connection therewith, except as provided in subparagraph (b)) ("Losses"), that:

                (i) arise out of or are based upon any violation or alleged violation of any of the Securities Laws, or any other applicable statute, rule, regulation or common law, or are incurred in connection with or as a result of any formal or informal administrative proceeding or investigation by a regulatory agency, insofar as such violation or alleged violation, proceeding or investigation arises out of or is based upon any direct or indirect omission or commission (or alleged omission or commission) by the Feeder Fund or by any of its managers, officers, employees or agents, but only insofar as such omissions or commissions relate to the Investment; or

                (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any confidential memoranda or any other offering document of the Feeder Fund, or any amendments or supplements to the foregoing (in this Section, collectively "Offering Documents"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was not made in the Offering Documents in reliance upon and in conformity with the Master Fund's registration statement on Form N-2 and other written information furnished by the Master Fund or by any service provider of Master Fund for use therein or for use by the Feeder Fund in preparing such documents, including but not limited to any written information contained in the Master Fund's current registration statement on Form N-2;

           PROVIDED, HOWEVER, that in no case shall the Feeder Fund be liable for indemnification hereunder (i) with respect to any claims made against any Covered Person unless a Covered Person shall have notified the Feeder Fund in writing within a reasonable time after the summons, other first legal process, notice of a federal, state or local tax deficiency, or formal initiation of a regulatory investigation or proceeding giving information of the nature of the claim shall have properly been served upon or provided to a Covered Person seeking indemnification or (ii) if such Losses were the result of the negligence or willful misconduct of the Master Fund. Failure to notify the Feeder Fund of such claim shall not relieve the Feeder Fund from any liability that it may have to any Covered Person otherwise than on account of the indemnification contained in this Section.

            (b) The Feeder Fund will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but if the Feeder Fund elects to assume the defense, such defense shall be conducted by counsel chosen by the Feeder Fund. In the event the Feeder Fund elect(s) to assume the defense of any such suit and retain such counsel, each Covered Person in the suit may retain additional counsel but shall bear the fees and expenses of such counsel unless (A) the Feeder Fund shall have specifically authorized the retaining of and payment of fees and expenses of such counsel or (B) the parties to such suit include any Covered Person and the Feeder Fund, and any such Covered Person has been advised in a written opinion by counsel reasonably acceptable to the Feeder Fund that one or more legal defenses may be available to it that may not be available to the Feeder Fund, in which case the Feeder Fund shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of one counsel to all such persons. The Feeder Fund shall not be required to indemnify any Covered Person for any settlement of any such claim effected without its written consent, which consent shall not be unreasonably withheld or delayed. The indemnities set forth in paragraph (a) will be in addition to any liability that the Feeder Fund might otherwise have to Covered Persons.

     Sec. 3.2 MASTER FUND.

            (a) The Master Fund agrees to indemnify and hold harmless the Feeder Fund and any affiliate providing services to the Feeder Fund, and any manager, director, officer, employee or agent of any of them (in this Section, each, a "Covered Person" and collectively, "Covered Persons"), against any and all losses, claims, demands, damages, liabilities or expenses (including, with respect to each Covered Person, the reasonable cost of investigating and defending against any claims therefor and any counsel fees incurred in connection therewith, except as provided in subparagraph (b)) ("Losses"), that:

                (i) arise out of or are based upon any violation or alleged violation of any of the Securities Laws, or any other applicable statute, rule, regulation or common law or are incurred in connection with or as a result of any formal or informal administrative proceeding or investigation by a regulatory agency, insofar as such violation or alleged violation, proceeding or investigation arises out of or is based upon any direct or indirect omission or commission (or alleged omission or commission) by the Master Fund, or any of its managers, officers, employees or agents; or

                (ii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any advertising or sales literature, or any other SEC Filing relating to the Master Fund, or any amendments or supplements to the foregoing (in this Section, collectively, the "Offering Documents") of the Master Fund, or arise out of or are based upon the omission or alleged omission to state therein, a material fact required to be stated therein, or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; or

                (iii) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Offering Documents relating to the Master Fund, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Master Fund by the Feeder Fund for use therein or for use by the Master Fund in preparing such documents, including but not limited to any written information contained in the Master Fund's current registration statement on Form N-2.

           PROVIDED, HOWEVER, that in no case shall the Master Fund be liable for indemnification hereunder with respect to any claims made against any Covered Person unless a Covered Person shall have notified the Master Fund in writing within a reasonable time after the summons, other first legal process, notice of a federal, state or local tax deficiency, or formal initiation of a regulatory investigation or proceeding giving information of the nature of the claim shall have properly been served upon or provided to a Covered Person seeking indemnification. Without limiting the generality of the foregoing, the Master Fund's indemnity to Covered Persons shall include all relevant liabilities of Covered Persons under the Securities Laws, as if the Offering Documents constitute a "prospectus" within the meaning of the 1933 Act, and the Master Fund had registered its interests under the 1933 Act pursuant to a registration statement meeting the requirements of the 1933 Act. Failure to notify the Master Fund of such claim shall not relieve the Master Fund from any liability that it may have to any Covered Person otherwise than on account of the indemnification contained in this Section.

            (b) The Master Fund will be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce any such liability, but, if the Master Fund elects to assume the defense, such defense shall be conducted by counsel chosen by the Master Fund. In the event the Master Fund elects to assume the defense of any such suit and retain such counsel, each Covered Person in the suit may retain additional counsel but shall bear the fees and expenses of such counsel unless (A) the Master Fund shall have specifically authorized the retaining of and payment of fees and expenses of such counsel or (B) the parties to such suit include any Covered Person and the Master Fund, and any such Covered Person has been advised in a written opinion by counsel reasonably acceptable to the Master Fund that one or more legal defenses may be available to it that may not be available to the Master Fund, in which case the Master Fund shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of one counsel to such persons. The Master Fund shall not be required to indemnify any Covered Person for any settlement of any such claim effected without its written consent, which consent shall not be unreasonably withheld or delayed. The indemnities set forth in paragraph (a) will be in addition to any liability that the Master Fund might otherwise have to Covered Persons.

                                   ARTICLE IV
                              ADDITIONAL AGREEMENTS

     Sec. 4.1 ACCESS TO INFORMATION. Throughout the life of this Agreement, the Feeder Fund and the Master Fund shall afford each other reasonable access at all reasonable times to such party's officers, employees, agents and offices and to all relevant books and records and shall furnish each other party with all relevant financial and other data and information as such other party may reasonably request.

     Sec. 4.2 CONFIDENTIALITY. Each party agrees that it shall hold in strict confidence all data and information obtained from another party (unless such information is or becomes readily ascertainable from public or published information or trade sources or public disclosure of such information is required by law) and shall ensure that its officers, employees and authorized representatives do not disclose such information to others without the prior written consent of the party from whom it was obtained, except if disclosure is required by the SEC, any other regulatory body, the Feeder Fund's and the Master Fund's respective auditors, or in the opinion of counsel to the disclosing party such disclosure is required by law, and then only with as much prior written notice to the other party as is practical under the circumstances. Each party hereto acknowledges that the provisions of this Section 4.2 shall not prevent the Master Fund from filing a copy of this Agreement as an exhibit to a registration statement on Form N-2 as it relates to the Master Fund and that such disclosure by the Master Fund shall not require any additional consent from the other party.

     Sec. 4.3 OBLIGATIONS OF THE FEEDER FUND AND THE MASTER FUND. The Master Fund agrees that the financial obligations of the Feeder Fund under this Agreement shall be binding only upon the assets of the Feeder Fund, and that except to the extent liability may be imposed under relevant Securities Laws, the Master Fund shall not seek satisfaction of any such obligation from the officers, agents, employees, managers or members of the Feeder Fund. The Feeder

Fund agrees that the financial obligations of the Master Fund under this Agreement shall be binding only upon the assets of the Master Fund and that, except to the extent liability may be imposed under relevant Securities Laws, the Feeder Fund shall not seek satisfaction of any such obligation from the officers, agents, employees, managers or members of the Master Fund.

                                   ARTICLE V
                             TERMINATION, AMENDMENT

     Sec. 5.1 TERMINATION. This Agreement may be terminated at any time by the mutual agreement in writing of all parties, or by any party on ninety (90) days' advance written notice to the other party hereto; provided, however, that nothing in this Agreement shall limit the Feeder Fund's right to have repurchased all or a portion of its Interests in accordance with the limited liability company agreement of the Master Fund and the 1940 Act and the rules thereunder. The provisions of Article III and Sections 4.2 and 4.3 shall survive any termination of this Agreement.

     Sec. 5.2 AMENDMENT. This Agreement may be amended, modified or supplemented at any time in such manner as may be mutually agreed upon in writing by the parties.

                                   ARTICLE VI
                               GENERAL PROVISIONS

     Sec. 6.1 EXPENSES. All costs and expenses incurred in connection with this Agreement and the conduct of business contemplated hereby shall be paid by the party incurring such costs and expenses.

     Sec. 6.2 HEADINGS. The headings and captions contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Sec. 6.3 ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties concerning the subject matter of this Agreement and incorporates or supersedes all prior negotiations and understandings. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between the parties relating to the subject matter of this Agreement other than those set forth herein. This Agreement may be amended only in a writing signed by all parties.

     Sec. 6.4 SUCCESSORS. Each and all of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED, HOWEVER, that neither this Agreement, nor any rights herein granted may be assigned to, transferred to or encumbered by any party, without the prior written consent of the other party hereto.

     Sec. 6.5 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of laws provisions thereof; PROVIDED, HOWEVER, that in the event of any conflict between the 1940 Act and the laws of New York, the 1940 Act shall govern.

     Sec. 6.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing one or more counterparts.

     Sec. 6.7 THIRD PARTIES. Except as expressly provided in Article III, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.

     Sec. 6.8 NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made when delivered in person or three days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed:

                  If to Feeder Fund:

                  Robeco-Sage Iris Fund, Ltd.
                  c/o Robeco-Sage Capital Management, L.L.C.
                  120 Bloomingdale Road
                  White Plains, New York 10605
                  Attn.:  Timothy J. Stewart
                  Tel: (914) 948-0300

                  If to Master Fund:

                  Robeco-Sage Triton Fund, L.L.C.
                  c/o Robeco-Sage Capital Management, L.L.C.
                  120 Bloomingdale Road
                  White Plains, New York 10605
                  Attn.:  Timothy J. Stewart
                  Tel: (914) 948-0300

     Sec. 6.9 INTERPRETATION. Any uncertainty or ambiguity existing herein shall not be interpreted against any party, but shall be interpreted according to the application of the rules of interpretation for arms' length agreements.

     Sec. 6.10 OPERATION OF THE FUNDS. Except as otherwise provided herein, this Agreement shall not limit the authority of the Feeder Fund to take such action as it may deem appropriate or advisable in connection with all matters relating to the operation of the Feeder Fund and the sale of its shares.

     Sec. 6.11 RELATIONSHIP OF PARTIES; NO JOINT VENTURE, ETC. It is understood and agreed that the Feeder Fund shall not hold itself out as an agent of the Master Fund with the authority to bind such party, nor shall the Master Fund hold itself out as an agent of the Feeder Fund with the authority to bind such party.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers, thereunto duly authorized, as of the date first written above.


MASTER FUND

ROBECO-SAGE TRITON FUND, L.L.C.


By:
      ------------------------------------------
      Name:
      Title:


FEEDER FUND

ROBECO-SAGE IRIS FUND, LTD.


By:
      ------------------------------------------
      Name:
      Title:

                                                                Exhibit (k)(iii)

                                ESCROW AGREEMENT

          THIS AGREEMENT is made as of __________, 2003, by and among Robeco - Sage Triton Fund, L.L.C., a Delaware limited liability company (the "Company") and SEI Investments Global Funds Services, a Delaware business trust ("SEI" or the "Escrow Agent").

                                   WITNESSETH

          WHEREAS, the Company has retained SEI (the "Administrator") to provide
certain  administration,   accounting  and  investor  services  pursuant  to  an
Administration Agreement dated as of _________, 2003; and

          WHEREAS, the Company desires that SEI also provide services as escrow agent for the purpose of receiving payments from potential subscribing members in the Company (the "Potential Investors") and SEI wishes to provide such services.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

1. ACCEPTANCE BY ESCROW AGENT. The Escrow Agent hereby accepts the appointment as escrow agent hereunder and agrees to act on the terms and conditions hereinafter set forth.

2. RIGHTS AND RESPONSIBILITIES OF ESCROW AGENT. The acceptance by the Escrow Agent of its duties hereunder is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control the Escrow Agent's rights, duties, liabilities and immunities.

     (a) The Escrow Agent shall act hereunder as a depository only, and in its capacity as such, it shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any document furnished to the Escrow Agent or any asset deposited with it.

     (b) "Written Instructions" mean written instructions received by the Escrow Agent and signed by the persons duly authorized by the Board of Managers of the Company to give such instructions on behalf of the Company. The instructions may be delivered by hand, mail, facsimile, cable, telex or telegram; except that any instruction terminating this Agreement may be given only by hand or mail. The Company shall file from time to time with the Escrow Agent a certified copy certified by any member of the Board of Managers of the Company of each resolution of the Board of Managers or members of the Company authorizing the person or persons to give Written Instructions. Such resolution shall include certified signatures of such persons authorized to give Written Instructions. This shall constitute conclusive evidence of the authority of the signatories designated therein to act. Such resolution shall be considered in full force and effect with the Escrow Agent fully protected in acting in reliance thereon unless and until it receives written notice from the Board of Managers of the Company to the contrary. The Escrow Agent may rely upon and shall be protected for any action or omission it takes pursuant to Written Instructions if it, in good faith, believes such Written Instructions to be genuine. Unless otherwise provided in this Agreement, the Escrow Agent shall act only upon Written Instructions. The Escrow Agent shall be entitled to assume that any Written Instruction received hereunder is not in any way inconsistent with the provisions of the limited liability company agreement of the Company (the "Limited Liability Company Agreement") or this Agreement or of any vote, resolution or proceeding of the Company's Board of Managers or members, unless and until the Escrow Agent receives Written Instructions to the contrary.

     (c) The Escrow Agent shall be obligated to exercise care and diligence in the performance of its duties hereunder, to act in good faith and to use its best efforts, within reasonable limits, in performing services provided for under this Agreement. The Escrow Agent shall be liable for any damages arising out if its failure to perform its duties under this Agreement to the extent such damages arise out of its willful misfeasance, fraud, bad faith, negligence or reckless disregard of such duties.

     (d) Notwithstanding anything in this Agreement to the contrary, neither the Escrow Agent nor its affiliates shall be liable to the Company or the Board of Managers of the Company for any consequential, special or indirect losses or damages which the Company may incur or suffer by or as a consequence of the Escrow Agent's or its affiliates' performance of the services provided hereunder, whether or not the likelihood of such losses or damages was known by the Escrow Agent or its affiliates.

     (e) Without limiting the generality of the foregoing or of any other provision of this Agreement, the Escrow Agent shall not be liable for losses beyond its control, provided it has acted in accordance with the standard of care set forth above; and the Escrow Agent shall not be liable for delays or errors or loss of data occurring by reason of circumstances beyond its control, including acts of civil or military authority, national emergencies, labor difficulties, fire, flood, catastrophe, acts of god, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

     (f) The Company agrees to indemnify the Escrow Agent and hold it harmless from and against any tax, charge, loss, liability, expense (including reasonable attorneys fees and expenses), claim or demand arising directly or indirectly from any action or omission to act which the Escrow Agent takes (i) at the request or on the direction of or in reliance on the advice of the Company or (ii) upon Written Instructions; provided, however, that neither the Escrow Agent, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of the Escrow Agent's or its affiliates own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement. The Company shall indemnify and hold harmless the Escrow Agent against and in respect of any liability for taxes and for any penalties or interest in respect of taxes attributable to the investment of funds held in escrow by the Escrow Agent pursuant to this Agreement. Notwithstanding anything in this Agreement to the contrary, the Company shall not be liable to the Escrow Agent for any consequential, special or indirect losses or damages which the Escrow Agent may incur or suffer, whether or not the likelihood of such losses or damages was known by the Company. These indemnities shall survive the resignation of the Escrow Agent or the termination of this Agreement.

     (g) The Escrow Agent shall have no duties except those specifically set forth in this Agreement.

     (h) The Escrow Agent shall have the right at any time it deems appropriate to seek an adjudication in a court of competent jurisdiction as to the respective rights of the parties hereto and shall not be held liable by any party hereto for any delay or the consequences of any delay occasioned by such resort to court.

     (i) The Escrow Agent shall notify promptly the Board of Managers of any discrepancy between the amounts set forth on any remittance advice received by the Escrow Agent and the sums delivered to it therewith.

3. DEFINITIONS. Except as specifically set forth herein, the terms used in this Agreement shall have the same meaning as set forth in the Administration Agreement between the Company and SEI Investments Global Funds Services.

4. DEPOSIT OF ESCROW FUND. The Escrow Agent shall establish an account at Wachovia Bank, or a similar banking institution agreed to by the Company, in the name of Robeco-Sage Triton Fund, L.L.C., Escrow Account for the Benefit of Investors (the "Subscription Account") and an account in the name of Robeco-Sage Triton Fund, L.L.C. Repurchase Account (the "Repurchase Account") and together with the Subscription Account, the "Accounts"). The Escrow Agent shall promptly deposit in the Subscription Account checks remitted by Potential Investors and made payable to the Company. Potential Investors also may deposit monies in the Subscription Account by wire transfer pursuant to instructions provided to them by the Company. Balances on deposit in the Subscription Account will earn interest at prevailing market rates pursuant to arrangements approved by the Company.

5. STATEMENTS. During the term of this Agreement, the Escrow Agent shall provide the Company with (a) monthly statements containing the beginning balance in each Account as well as all principal and income transactions for the statement period and (b) a daily summary of amounts deposited and the status of available funds. The Company shall be responsible for reconciling such statements. The Escrow Agent shall be forever released and discharged from all liability with respect to the accuracy of such statements, except with respect to any such act or transaction as to which the Company shall, within 90 days after the furnishing of the statement, file written objections with the Escrow Agent.

6. DISTRIBUTIONS AND CLOSINGS. Upon Written Instructions, at each closing of each offering of interests in the Company ("Interests"), the Escrow Agent will wire principal balances on deposit in the Subscription Account to the account designated by the Company. Such Written Instructions shall be sent to the Escrow Agent by 2:00 p.m. on the closing date with respect to each closing. In the event that a Potential Investor who has escrow funds in the Subscription Account is not admitted into the Company, upon Written Instructions, the Escrow Agent shall promptly issue refunds to the Potential Investor in the amount of the principal balance with accrued interest. Such refunds shall be made in check form.

7. INTEREST. All interest earned on the escrow funds deposited in the Accounts hereunder shall be added to and held in the Accounts. With respect to each closing, interest attributable to each Potential Investor will be calculated based upon its balance and duration in the escrow account and credited to each Potential Investor account as interest in the Fund.

8. REPURCHASES. The Company from time to time may wire balances to the Repurchase Account in connection with periodic repurchases of Interests by the Company from its members. Upon Written Instructions, the Escrow Agent shall issue promptly repurchase payments from the Repurchase Account in check form to the members whose Interests are being repurchased. Upon Written Instructions, the Escrow Agent will withhold specified amounts from members whose Interests are being repurchased. Any interest earned thereon will be credited to the accounts of the Company.

9. TAX IDENTIFICATION NUMBER. All deposits to the Accounts shall be subject to the Escrow Agent's receipt of a valid tax identification number for the Company or Potential Investor, as applicable.

10. COMPENSATION. The fee of the Escrow Agent for providing the services described herein may be mutually agreed to in writing by the Company and the Escrow Agent. Notwithstanding the foregoing, standard account transaction charges will be billed to the Company as an out-of-pocket expense.

11. AMENDMENT. This Agreement may not be amended or supplemented, and no provision hereof may be modified or waived, except by an instrument in writing, signed by all of the parties hereto.

12. TERMINATION. This Agreement shall continue until terminated by either party on 60 days' prior written notice. Upon the termination of this Agreement and upon the delivery of the balance of the Accounts to a successor escrow agent or such other person as may be designated by Written Instructions, the Escrow Agent shall be released and discharged of any and all further obligations hereunder.

    If no successor Escrow Agent has been designated pursuant to Written Instructions to receive the balance of the Accounts at the expiration of the 60-day period, the Escrow Agent shall have no further obligation hereunder except to hold the escrow funds as a depository. Upon Written Instructions of the appointment of the successor, the Escrow Agent shall promptly deliver the balance of the Accounts to such successor, and the duties of the Escrow Agent shall thereupon in all respects terminate, and it shall be released and discharged of any and all further obligations hereunder.

13. EXECUTION. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but such counterparts together shall constitute one and the same instrument.

14. MISCELLANEOUS. All covenants and agreements contained in this Agreement by or on behalf of the parties hereto shall bind and inure to the benefit of such parties and their respective heirs, administrators, legal representatives, successors and assigns, as the case may be. The headings in this Agreement are for convenience of reference only and shall neither be considered as part of this Agreement, nor limit or otherwise affect the meaning thereof. This
Agreement shall be construed and enforced in accordance with the laws of Delaware without regard to principles of conflicts of law.

15. NOTICES. All instructions, notices and other communications hereunder must be in writing and shall be deemed to have been duly given if delivered by hand or facsimile or mailed by first class, registered mail, return receipt requested, postage prepaid, and addressed as follows:

       (a)  If to the Company

       Robeco - Sage Triton Fund LLC
       c/o Robeco-Sage Capital Management, L.L.C.
       Attn.:  Timothy J. Stewart
       120 Bloomingdale Road
       White Plains, NY 10605

       (b) If to the Escrow Agent

       SEI Investments Global Funds Services
       Attn:  General Counsel
       One Freedom Valley Drive
       Oaks, PA  19456

16. PARTIAL INVALIDITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

17. ENTIRE  AGREEMENT.   This  Agreement  embodies  the  entire  agreement  and
understanding among the parties and supersedes all prior agreements and understandings relating to the subject matter hereof; provided that, the parties may embody in one or more separate documents their agreement, if any, with respect to delegated duties and instructions.

18. LIMITATION OF LIABILITY. A copy of the Company's Certificate of Formation is on file with the Secretary of State of the State of Delaware, and notice is hereby given that this Agreement is executed on behalf of the Board of Managers as Managers and not individually and that the obligations of this instrument are not binding upon any of the Managers, officers or members of the Fund individually but are binding only upon the assets and property of the Company.

    IN WITNESS THEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

ROBECO-SAGE TRITON FUND, L.L.C.

By:
    -----------------------

Name:
      ---------------------

Title: --------------------

SEI INVESTMENTS GLOBAL FUNDS SERVICES

By:
    -----------------------

Name:
      ---------------------

Title:
       --------------------

                                                                     Exhibit (r)

                       ROBECO-SAGE CAPITAL MANAGEMENT, LLC

                         ROBECO-SAGE TRITON FUND, L.L.C.




                                COMPLIANCE MANUAL




                                       AND




                                 CODE OF ETHICS








                                  NOVEMBER 2003



          This Manual is the property of Robeco-Sage Capital Management, L.L.C. ("Robeco-Sage" or the "Firm") and must be returned to the Firm should an employee's association with the Firm terminate for any reason. The contents of this Manual are confidential and should not be revealed to third parties.

                                TABLE OF CONTENTS

                                                                            PAGE

Section I.    Principles of Conduct...........................................1

Section II.   Policies Governing Employee Conduct.............................2

     A.  New Employee Hiring Procedures.......................................2

         1.   Employment Application & Employment Contracts...................2

         2.   Documentation Establishing Identity and Eligibility
              to Work in the United States....................................2

     B.  Employee Personal Securities Trade Monitoring........................3

     C.  Insider Trading/Material Non-Public Information......................4

     D.  Disciplinary Matters - Reportable Events.............................7

     E.  Investor Complaints..................................................8

     F.  Regulatory Inquiries.................................................9

     G.  Litigation Requirements..............................................9

     H.  Books and Records....................................................9

     I.  Disaster Recovery...................................................10

Section III.  Client Relations...............................................10

     A.  Custody or Possession of Clients Assets.............................10

     B.  Advertising.........................................................11

     C.  Performance Reporting...............................................11

     D.  Referral Fee Arrangements...........................................11

Section IV.   Code of Ethics Applicable to Access Persons....................12

     A.  Definitions.........................................................13

     B.  Rules Applicable to Access Persons (Other than
         Disinterested Managers).............................................15

     C.  Rules Applicable to Disinterested Managers..........................17

     D.  Miscellaneous.......................................................19

EMPLOYEE OR ACCESS PERSON ANNUAL ACKNOWLEDGMENT FORM.........................23

                     ROBECO-SAGE CAPITAL MANAGEMENT, L.L.C.
                          ("ROBECO-SAGE" OR THE "FIRM")

                         ROBECO-SAGE TRITON FUND, L.L.C.
                                  (THE "FUND")

                      COMPLIANCE MANUAL AND CODE OF ETHICS

                        SECTION I. PRINCIPLES OF CONDUCT

INTRODUCTION

          The Firm's compliance policies have been designed to ensure that business activities and employee conduct are performed in compliance with the various laws, rules and regulations applicable to the business.

          It is the Firm's desire that all Robeco-Sage employees understand the rules and policies that affect their day-to-day activities and fulfill their obligation to follow these policies on an ongoing basis. In order to accomplish this goal, this Compliance Manual has been created.

          Each employee is responsible for becoming familiar with all applicable policies and procedures contained in this Manual. The responsibility for compliance rests with every employee. A full understanding and frequent reference to this Manual will assist Robeco-Sage and its employees in maintaining high standards of business and ethical conduct.

          IF YOU HAVE ANY QUESTIONS RELATING TO YOUR COMPLIANCE RESPONSIBILITIES OR THE INFORMATION CONTAINED IN THIS MANUAL, PLEASE CONTACT ROBERT A. FRIEDMAN, PETER A. LEVY OR RONALD S. TAUBER (COLLECTIVELY, THE "COMPLIANCE COMMITTEE") FOR FURTHER GUIDANCE.

STATEMENT OF POLICY

          Robeco-Sage is responsible for the management of a significant amount of high net worth individuals and institutional client funds. With this job come many meaningful responsibilities to ensure that our clients are protected. Investment activity occurs in a heavily regulated environment of which we are subject to various external regulations.

          Every employee of Robeco-Sage is a personal representative of the Firm. In managing the investment portfolios of the Robeco-Sage funds, we have a fiduciary responsibility to our investors to treat them fairly and avoid actual or apparent conflicts of interest. As fiduciaries, everyone in Robeco-Sage must understand that we have an affirmative duty of utmost good faith to act solely in the best interest of our investors, and to make full and fair disclosure of all material facts, particularly where the investors' interests may conflict with our own. There will be times when this obligation conflicts with our personal interest but we must recognize that the interests of our investors always come first. A thorough knowledge and understanding of the policies and procedures in this Manual by all Robeco-Sage employees will strengthen our credibility with investors and assist us in developing a "compliance culture" that is crucial to discharging our fiduciary responsibility.

          In a business such as ours, it is of paramount importance that our investors never have reason to doubt their decision to place their faith and confidence in us. Any action that can cause that decision to be questioned jeopardizes the future of Robeco-Sage and everyone who is employed by it. This Manual is designed to provide you with the necessary information and guidance to perform your responsibilities as a Robeco-Sage employee.

          If you are aware of any activities that you believe may be in violation of the law or the policies contained in this Manual, it is your responsibility to pass this information on to any member of the Compliance Committee. Requests for anonymity will be honored to the maximum extent possible.

                SECTION II. POLICIES GOVERNING EMPLOYEE CONDUCT

     A.   NEW EMPLOYEE HIRING PROCEDURES

INTRODUCTION

          It is the goal of Robeco-Sage to hire only those individuals whose background demonstrates trust, honesty and the competency to carry out the duties for which they are being hired. In an attempt to realize this goal, procedures regarding hiring practices have been adopted by Robeco-Sage that apply to all employees. All offers of employment are contingent upon background checks satisfactory to Robeco-Sage. Each step in the process, which must be completed by all new hires, is explained below:

         1.  Employment Application & Employment Contracts

         Each person hired by the Firm must complete and sign an Employment Application and an Employment Contract.

         2. Documentation Establishing Identity and Eligibility to Work in the United States

         The Immigration Reform and Control Act requires Robeco-Sage to verify the identity and employment eligibility of employees to work in the United States. Employees are required to complete an I-9 Form within three days of employment and to provide documentation that establishes their identity and legal right to work in the United States.

              a.  Work History

                  Dates of employment, positions held, specific job duties, job performance, reasons for leaving, and eligibility for rehire are verified for the past 10 years or three jobs, whichever is greater.

              b.  Personal References

          To assess an individual's character both on and off the job, professional and personal references are thoroughly checked.

              c.  Education

          Robeco-Sage may verify the highest level of education achieved, dates of attendance, and grades.

              d.  Pay Verification

          You will be asked to furnish Robeco-Sage with documentation that verifies your compensation at your last job.

          B.  EMPLOYEE PERSONAL SECURITIES TRADE MONITORING

INTRODUCTION

          Various regulations require all investment advisers to establish, maintain and enforce written policies reasonably designed to prevent the misuse of inside information by the Firm and its employees. To comply with these regulations, Robeco-Sage has approved the following policies with respect to personal securities transactions by employees and related accounts. These policies adhere strictly to sound business principles, industry practices and the highest ethical standards. Our policies are intended to ensure full conformity with the laws, rules and regulations of the governmental bodies and self-regulatory organizations that monitor our business activities.

PRIVATE INVESTMENT FUNDS

          All Robeco-Sage employees shall obtain written authorization from the Compliance Committee prior to any personal purchase or sale of interests or shares of private investment funds.

BROKERAGE/ADVISORY ACCOUNTS

          All Robeco-Sage employees shall provide, on at least a quarterly basis, a copy of all brokerage accounts and investment advisory accounts. This includes any account over which the employee has the power to exercise investment control including but not limited to joint accounts with a spouse and custodian accounts or other accounts whereby the employee exercises discretion for the employee's children.

          Employee trading activity will be reviewed by the Compliance Committee or a qualified delegate to ensure that employee trading activity does not conflict in any way with private investment fund investments made on behalf of Robeco-Sage clients. The level of activity will also be reviewed to ensure that the employee is not spending a disproportionate amount of his or her time on personal trading.

     C.  INSIDER TRADING/MATERIAL NON-PUBLIC INFORMATION

PURPOSE OF THE INSIDER TRADING POLICY

          Since Robeco-Sage manages hedge funds of funds and is not in the business of buying and selling securities, insider trading rules do not generally apply. Nonetheless, for purposes of complying with the Investment Advisers Act of 1940, as amended (the "Advisers Act"), Robeco-Sage aspires to the highest standard of business ethics. Accordingly, Robeco-Sage has developed the following policies to monitor, restrict, if necessary, and educate employees with respect to acquiring and investing when in possession of proprietary and/or confidential information and to comply with applicable federal and state law.

          The purposes of the Robeco-Sage policies on insider trading are to reduce the risk of violation of federal insider trading laws and reporting requirements.

          In addition to establishing proper legal and ethical boundaries of conduct for Robeco-Sage employees, adequate policies and internal controls designed to prevent the misuse of material non-public information benefit Robeco-Sage by having the legal effect of negating certain significant elements of liability under various regulations.

USE OF CONFIDENTIAL OR PROPRIETARY INFORMATION

          As an employee of Robeco-Sage, you may receive or have access to material, non-public information. Firm policy, industry practice and federal and state laws establish strict guidelines for the use of material, non-public information. To ensure that Robeco-Sage employees adhere to the applicable laws, Robeco-Sage has adopted the following policies:

     o You may not use confidential or proprietary information, obtained in the course of your employment, for investment purposes, for your personal gain, or share such information with others for their personal benefit;

     o You must treat as confidential all information not generally made public concerning Robeco-Sage's investment activities or plans, or the financial condition and business activity of any enterprise with which Robeco-Sage is conducting business; and

     o If you possess confidential or proprietary information, you must preserve its confidentiality and disclose it only to other associates who have a legitimate business need for the information. Prior to disclosing this information to others, you must consult with a member of Robeco-Sage's Compliance Committee.

          Under federal securities law, it is illegal to buy or sell a security while in possession of material, non-public information relating to the security. In some circumstances, additional elements may be required for there to be a violation of law, including breach of a duty or the misappropriation of information. It is also illegal to "tip" others about inside information. In other words, you may not pass material, non-public information about an issuer on to others or recommend that they trade the issuer's securities.

          Insider trading is an extremely complex area of the law principally regulated by the Securities and Exchange Commission (the "SEC"). If you have any questions concerning the law or a particular situation, you should consult with a member of Robeco-Sage's Compliance Committee prior to taking any action. If you believe that you may have material, non-public information gained in the scope of your employment, or if you believe you may have material, non-public information regardless of the source, you should notify Robeco-Sage's Compliance Committee so that the securities can be monitored.

WHAT IS NON-PUBLIC INFORMATION?

          Non-public information is information that is not generally available to the investing public. Information is public if it is generally available through the media or disclosed in public documents such as corporate filings with the SEC. If it is disclosed in a national business or financial wire service (such as Dow Jones or Bloomberg), in a national news service (such as AP or Reuters), in a newspaper, magazine, on the television, on the radio or in a publicly disseminated disclosure document (such as a proxy statement, quarterly or annual report, or prospectus), you may consider the information to be public. If the information is not available in the general media or in a public filing, you should consider it to be non-public. If you are uncertain as to whether material information is non-public, you should consult a member of Robeco-Sage's Compliance Committee.

          While you must be especially alert to sensitive information, you may consider information directly from a company representative to be public information unless you know or have reason to believe that such information is not generally available to the investing public. In addition, information you receive from company representatives during a conference call that is open to the investment community is public.

WHAT IS MATERIAL INFORMATION?

          There is no statutory definition of material information. Information an investor would find useful in deciding whether or when to buy or sell a security is generally material. In most instances, any non-public information that, if announced, could affect the price of the security should be considered to be material information.

MATERIAL INFORMATION MAY BE ABOUT THE ISSUER ITSELF AND ALSO INCLUDE INFORMATION ABOUT ROBECO-SAGE'S PORTFOLIO MANAGEMENT ACTIVITIES.

Examples:

     o Information about a company's earnings or dividends, such as whether they will be increasing or decreasing;

     o Any merger, acquisition, tender offer, joint venture or similar transaction involving the company;

     o Information about a company's physical assets (E.G., an oil discovery, or an environmental problem);

     o Information about a company's personnel, such as a valuable employee leaving or becoming seriously ill; or

     o Information about a company's financial status (E.G., any plans or other developments concerning financial restructuring or the issuance or redemption of, or any payments on, any securities).

INFORMATION MAY BE MATERIAL THAT IS NOT DIRECTLY ABOUT A COMPANY, IF THE INFORMATION IS RELEVANT TO THAT COMPANY OR ITS PRODUCTS, BUSINESS, OR ASSETS.

Examples:

     o Information that a company's primary supplier is going to increase dramatically the prices it charges; or

     o Information that a competitor has just developed a product that may cause sales of a company's products to decrease.

"FRONT-RUNNING" AND "SCALPING"

          Occasionally, Robeco-Sage may enter into a managed account arrangement with a portfolio manager. In such an arrangement, an investment fund managed by Robeco-Sage will grant a portfolio manager discretionary authority over a portion of its assets rather than investment in the fund managed by such portfolio manager. Trading while in possession of information concerning trades on behalf of such an account is called front-running or scalping and is prohibited by Robeco-Sage's insider trading rules and may also violate federal law. The terms "front-running" and "scalping" are sometimes used interchangeably in industry literature and by the SEC.

          Front-running is making a trade in the same direction as a trade made on behalf of such account just before such trade is made; for example, buying a security just before the underlying portfolio manager buys that security, or selling just before the underlying portfolio manager sells that security.

          Scalping is making a trade in the opposite direction just after a trade is made on behalf of a managed account; for example, buying a security just after the underlying portfolio manager stops selling such security or selling just after the underlying portfolio manager stops buying such security.

ROBECO-SAGE'S INSIDER TRADING RULES

          Set forth below are three rules concerning insider trading. Failure to comply with any of these rules could result in violations of the federal securities laws and subject you to severe penalties under these laws. Violations of these rules also may result in discipline by Robeco-Sage, up to and including termination of employment.

     o If you have material, non-public information relating to any security, you may not buy or sell that publicly traded security for yourself, members of your family, Robeco-Sage or any other person. In addition, you may not recommend to others that they buy or sell that security. You must also contact a member of the Compliance Committee and disclose that you are in possession of this information.

     o Since Robeco-Sage is not in the business of buying and selling securities, the insider trading rules do not necessarily apply. However, if you are aware that Robeco-Sage, or any underlying portfolio manager, is considering or actually trading any publicly traded security for any account it manages, you must regard that as material, non-public information.

     o You may not communicate material, non-public information to anyone except individuals who are entitled to receive it in connection with the performance of their responsibilities for Robeco-Sage. This communication must be approved by the Compliance Committee.

     D.   DISCIPLINARY MATTERS - REPORTABLE EVENTS

          All Robeco-Sage employees are required to notify a member of the Compliance Committee immediately in the event of any "reportable events". A reportable event occurs when an employee:

     o Violates any provision of any securities law or regulation or any agreement with or rule or standard of any government agency, self-regulatory organization or business or professional organization or has engaged in conduct which is inconsistent with just and equitable principles of trade or detrimental to the interests or welfare of the exchanges;

     o Is the subject of any written customer complaint involving allegations of theft or misappropriation of funds or securities or forgery;

     o Is named as a defendant or respondent in any proceeding brought by a regulatory or self-regulatory body;

     o Is denied registration, expelled, enjoined, directed to cease and desist, suspended or otherwise disciplined by any securities, insurance or commodities industry regulatory or self-regulatory organization; is denied membership or continued membership in any self-regulatory organization; or is barred from becoming associated with any member or member organization of any self-regulatory organization;

     o Is arrested, arraigned, indicted or convicted of or pleads guilty to or pleads no contest to any criminal offense (other than minor traffic violations);

     o Is a director, controlling stockholder, partner, officer or sole proprietor or an associated person with a broker, dealer or insurance company which was suspended, expelled or had its registration denied or revoked by any agency, jurisdiction or organization or is associated in such a capacity with a bank, trust company or other financial institution which was convicted of or pleaded no contest to any felony or misdemeanor;

     o Is a defendant or respondent in any securities or commodities-related civil litigation or arbitration which has been disposed of by judgment, award or settlement for an amount exceeding $15,000;

     o Is or becomes associated in any business or financial activity with any person who is subject to a "statutory disqualification" as that term is defined in the Securities Exchange Act of 1934, as amended;

     o Is the subject of any claims for damages by a customer, broker or dealer which is settled for an amount exceeding $15,000.

          Although any one of these events may not result in dismissal, disciplinary action up to and including termination may result if an employee does not properly notify the Compliance Committee immediately following the incident.

          Where required, Robeco-Sage will be responsible for notifying the appropriate authorities of the occurrence of such event by a Robeco-Sage employee.

     E.   INVESTOR COMPLAINTS

          In keeping with Robeco-Sage's commitment to satisfy investor concerns, it is Robeco-Sage's policy that complaints from investors be handled promptly.

DEFINITIONS

          A complaint is any statement (written or verbal), by an investor (or authorized persons acting on behalf of investors) expressing a grievance, concern, appeal or dissatisfaction with his or her experiences with Robeco-Sage. Complaints can include, but are not limited to, statements from customers that express a grievance concerning product performance or alleged misconduct of Robeco-Sage or any of its employees in the investment process, misrepresentation, misappropriation, or other inappropriate acts as well as claims of failure to provide requested or required services.

ROBECO-SAGE COMPLAINTS

          Robeco-Sage investors' complaints, whether oral or written, shall be brought to the attention of Robeco-Sage's Senior Managing Directors immediately. The Senior Managing Directors are Robert A. Friedman, Peter A. Levy and Ronald
S. Tauber. Upon receipt of an investor complaint, Robeco-Sage's Senior Managing Directors will be responsible for investigating and supervising the resolution of the complaint. A designated member of Robeco-Sage's Compliance Committee will also retain a copy of all complaints, related correspondence and its resolution.

     F.   REGULATORY INQUIRIES

          All inquiries, notices of examination or inspection, and requests for information, from any governmental agency or self-regulatory organization concerning Robeco-Sage should be sent to Robeco-Sage's Compliance Committee and Robeco-Sage's outside legal counsel upon receipt. The intention behind this policy is to ensure that Robeco-Sage responds in a consistent and uniform basis to all regulatory inquiries.

          Regulatory inquiries may be received by mail, telephone, facsimile or personal visit. In the case of a personal visit, demand may be made by a regulator for the immediate production or inspection of documents. While any telephone or personal inquiry should be handled in a courteous manner, the caller or visitor should be informed that a response requires the approval of Robeco-Sage's Compliance Committee. In the case of a personal visit, the visitor should be asked to wait briefly while a call is made to the outside legal counsel for guidance on how to deal with the matter. In the case of a telephone inquiry, the caller should be informed that his or her call will be promptly returned. Letter inquiries should be forwarded to Robeco-Sage's outside legal counsel for response.

          Under no circumstances should any documents, materials or information be released without prior approval of Robeco-Sage's Compliance Committee and outside legal counsel. In addition, employees should not have substantive discussions with any regulatory personnel without prior consultation with the Robeco-Sage Compliance Committee and Robeco-Sage's outside legal counsel. This policy is standard industry practice and should not evoke adverse reaction from any experienced regulatory personnel.

     G.   LITIGATION REQUIREMENTS

          Any lawsuits against Robeco-Sage should be immediately brought to the attention of the Robeco-Sage Compliance Committee upon receipt of service or other notification of the pending action. Such notice should also be employed in any instance in which an employee is sued in a matter involving his or her activities on behalf of Robeco-Sage. Notice should also be given to the Robeco-Sage Compliance Committee upon receipt of a subpoena for information relating to any matter in litigation, or receipt of a garnishment lien or judgment against Robeco-Sage or any of its clients or employees. The Robeco-Sage outside legal counsel will determine the appropriate response in consultation with the Robeco-Sage Compliance Committee.

     H.   BOOKS AND RECORDS

Robeco-Sage has established and implemented the following records retention program:

     o All Robeco-Sage records are retained for at least the minimum period as stated in applicable federal, state or self-regulatory law or regulation.

     o    All  records  that  may   substantially   affect  the  obligations  of
          Robeco-Sage will be retained for a period of time that will reasonably assure the availability of those records when needed.

     o    Adequate   records  will  be  developed  and  maintained  to  document
          Robeco-Sage's compliance with all relevant laws.

     o Disposition of records shall take place pursuant to a standard policy that has been developed for business reasons so that it cannot be said that Robeco-Sage deliberately destroyed records in anticipation of a specific problem.

     o Any disposition procedure shall have a mechanism that will assure that it can be stopped to prevent the disposition of records immediately upon receipt of service of legal process for which these records might be relevant.

     o    Vital records will be identified and appropriately safeguarded.

     o    The privacy and security of records shall be appropriately assured.

     o    Records   maintained  on  magnetic  tape  or  other   electronic  data
          processing storage media will comply with regulatory standards and be covered by the program.

     I.   DISASTER RECOVERY

          Robeco-Sage shall on a weekly basis keep at an off-site location, as approved by Robeco-Sage's Compliance Committee, a back-up copy of Robeco-Sage's main server containing all critical files, databases, client information and company financial models. Robeco-Sage's fund accountant/administrator maintains all current and historical data relating to the funds' transactions, holdings and related relevant information.

                         SECTION III. CLIENT RELATIONS

     A.   CUSTODY OR POSSESSION OF CLIENTS ASSETS

          It  is   Robeco-Sage's   policy  not  to  receive   client's   assets.
Subscription monies from investors are wire transferred directly to the client's bank account or custodian, as appropriate.

          Robeco-Sage has also implemented "PIMS" procedures to ensure that it would not be deemed to have custody or possession of funds held by an independent custodian. Such procedures include: (a) all withdrawal of funds or securities in favor of Robeco-Sage shall be made only upon the written authorization of an independent representative (I.E., an attorney or certified public accountant); (b) withdrawal of funds in favor of Robeco-Sage is done only for payment of advisory fees and for withdrawals of interests/redemptions of shares owned by Robeco-Sage; (c) Robeco-Sage concurrently sends to such independent representative and to the independent custodian a bill showing the amount of the advisory fee and how it was calculated so as to enable such parties to verify the accuracy of Robeco-Sage's calculations; and (d) the custodian sends to Robeco-Sage and to the independent representative a statement, at least quarterly, which reflects all amounts disbursed from the account, including any advisory fees paid directly to Robeco-Sage.

     B.   ADVERTISING

          Various regulatory rules govern what we can and cannot say in communications with existing or prospective investment management clients. As a general matter, no Robeco-Sage employee may use any materials or make any communication to any client, prospective client, consultant or member of the public which:

     o Contains any untrue statement, omission of a material fact necessary to make the statements made not misleading, or is otherwise false or misleading; or

     o Contains promises of specific results, exaggerated or unwanted claims, opinions for which there is no reasonable basis, or forecasts of future events which are unwarranted or which are not clearly labeled as forecasts.

          In order to ensure that all materials used to market products or services offered by Robeco-Sage conform with internal and external regulations, all materials have to be reviewed and approved by Robeco-Sage's Compliance Committee. Robeco-Sage employees are responsible for ensuring that materials have been properly approved prior to use.

          It is Robeco-Sage's policy not to advertise. Marketing information and Confidential Memoranda shall be made available only to accredited investors, as defined by the SEC.

     C.   PERFORMANCE REPORTING

          The Robeco-Sage investment funds have monthly valuations prepared by their respective outside accountants and/or administrators to establish the Net Asset Value ("NAV") on which investors subscribe and redeem in Robeco-Sage's investment funds. These financial statements are prepared in accordance with GAAP. The resulting monthly NAV's are the basis of the respective monthly performance records of Robeco-Sage's funds, which are distributed to investors. The monthly performance data is net of all fees and expenses.

     D.   REFERRAL FEE ARRANGEMENTS

          Robeco-Sage may not, directly or indirectly, pay a cash fee to any person for the referral of advisory clients, except in compliance with the disclosure and other requirements of Rule 206(4)-3 of the Advisers Act. Under Rule 206(4)-3, referral fees must be pursuant to written agreements, and in the case of referral fees with unrelated third parties, the investor must acknowledge and consent to in writing the receipt of a separate written disclosure document describing the relationship between the solicitor and the Firm, the nature and amount of the compensation to be paid and the impact, if any, of such compensation on the advisory fees to be charged to the investor.

            SECTION IV. CODE OF ETHICS APPLICABLE TO ACCESS PERSONS

INTRODUCTION

          This Code of Ethics is applicable to Access Persons (as defined below) of the Fund and of the Firm and supplements (and, in the case of any conflicts, supercedes) the requirements and procedures set forth in the other sections of this Compliance Manual. This Code of Ethics is divided into four parts. The first part contains certain defined terms used in this Code of Ethics. The second part contains provisions applicable to Access Persons of the Fund who are also Access Persons of Robeco-Sage (the "Adviser"). The third part of this Code of Ethics pertains to persons who are "disinterested" or "independent" members of the Board of Managers of the Fund. The fourth part contains administrative, record keeping and other provisions.

          This Code of Ethics of the Adviser and the Fund is adopted in accordance with the regulatory requirements of Section 17(j) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Rule 17j-1 promulgated thereunder by the Securities and Exchange Commission (the "Commission"), and is also intended to prohibit activities that would violate certain fiduciary duties owed by the Adviser and its employees to its clients, including the Fund.
Section 17(j) of the 1940 Act and Section 206 of the Investment Advisers Act of 1940, as amended (the "Advisers Act"), generally provide that it is unlawful for the Adviser, any employee of the Adviser or any member of the Board of Managers of the Fund in connection with the purchase or sale, directly or indirectly, by such person of a Security to be held or to be acquired by the Fund or other clients of the Adviser (in the case of the Adviser and its employees):

          (i) to employ any device, scheme or artifice to defraud the Fund;

          (ii) to make to the Fund any untrue statement of a material fact or omit to state to the Fund a material fact necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading;

          (iii) to engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon the Fund; or

          (iv) to engage in any manipulative practice with respect to the Fund.

STATEMENT OF POLICY

          It is the policy of the Fund and the Adviser that no Access Persons shall engage in any act, practice or course of conduct that would violate the provisions of Rule 17j-1. The fundamental position of the Fund and the Adviser is, and has been, that each Access Person shall place at all times the interests of the Fund first. Accordingly, private securities transactions by Access Persons must be conducted consistent with this Code of Ethics and in such manner as to avoid any actual or potential conflict of interest or any abuse of an Access Person's position of trust and responsibility. Further, Access Persons should not take inappropriate advantage with or on behalf of the Fund.

          Without limiting in any manner the fiduciary duty owed by Access Persons to the Fund or the provisions of this Code of Ethics, it should be noted that the Fund and Adviser consider it proper for Access Persons to make purchases and sales in the marketplace of securities owned by the Fund; PROVIDED, HOWEVER, that such personal security transactions comply with the spirit of, and the specific restrictions and limitations set forth in, this Code of Ethics. In making personal investment decisions with respect to any Security, extreme care must be exercised by Access Persons to ensure that the prohibitions of this Code of Ethics are not violated. It bears emphasis that technical compliance with the procedures, prohibitions and limitations of this Code of Ethics will not automatically insulate from scrutiny personal security transactions which show a pattern of abuse by an Access Person of his or her fiduciary duty to the Fund.

     A.   DEFINITIONS

          For purposes of this Code of Ethics, the following definitions shall apply:

          "Access Person" with respect to the Fund shall mean any manager, officer or Advisory Person (as defined below) of the Fund. The term "Access
Person" with respect to the Adviser shall mean any principal, manager, officer or Advisory Person of the Adviser.

          "Advisory Person" shall mean (i) every employee of the Fund or the Adviser (or of any company in a control relationship to the Fund or the Adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a Security (as defined below) by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales and (ii) any natural person in a control relationship to the Fund or the Adviser who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of Securities by the Fund.

          "Beneficial ownership" shall mean a direct or indirect "pecuniary interest" (as defined in subparagraph (a)(2) of Rule 16a-1 under the Securities Exchange Act of 1934, as amended) that is held or shared by a person directly or indirectly (through any contract, arrangement, understanding, relationship or otherwise) in a security. While the definition of "pecuniary interest" in subparagraph (a)(2) of Rule 16a-1 is complex, the term generally means the opportunity directly or indirectly to provide or share in any profit derived from a transaction in a security. An indirect pecuniary interest in securities by a person would be deemed to exist as a result of: (i) ownership of securities by any of such person's immediate family members sharing the same household (including children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, siblings, mother- or father- in-laws, sister- or brother in-laws and son- or daughter in-laws); (ii) the person's partnership interest in the portfolio securities held by a general partnership or, in certain circumstances, a limited partnership; (iii) the existence of certain types of performance-related fees (not simply an asset-based fee) received by such person as a broker, dealer, investment adviser or manager to a securities account; (iv) the person's right to receive dividends from a security provided such right is separate or separable from the underlying securities; (v) the person's interest in securities held by a trust under certain circumstances; and (vi) the person's right to acquire securities through the exercise or conversion of a "derivative security" (which term excludes (a) a broad-based index of options or futures, (b) a right with an exercise or conversion privilege at a price that is not fixes, and (c) a security giving rise to the right to receive such other security only PRO RATA and by virtue of a merger, consolidation or exchange offer involving the issuer of the first security).

          "Compliance Committee" shall mean the Adviser's compliance committee.

          "Control" shall mean the power to exercise a controlling influence over the management or policies of the Fund or the Adviser, as applicable, unless such power is solely the result of an official position with the Fund or the Adviser, as applicable, all as determined in accordance with Section 2(a)(9) of the 1940 Act.

          "Disinterested Manager" shall mean a member of the Board of Managers of the Fund who is not an "interested person" of the Fund within the meaning of
Section 2(a)(19) of the 1940 Act.

          "Fund" shall mean Robeco-Sage Triton Fund, L.L.C. and any other Investment Company

          "Initial Public Offering" shall mean an offering of Securities registered under the Securities Act of 1933, the issuer of which, immediately before the registration, was not subject to the reporting requirements of section 13 or 15(d) of the Securities Exchange Act of 1934.

          "Investment Company" shall mean an investment company registered as such under the 1940 Act for which the Adviser is the investment adviser.

          "Investment Personnel" shall mean (i) all employees of the Fund or the Adviser (or of any company in a control relationship to the Fund or Adviser) who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of Securities by the Fund and (ii) any natural person who controls the Fund or the Adviser and who obtains information concerning recommendations made to the Fund regarding the purchase or sale of Securities by the Fund.

          "Material Non-Public Information" with respect to an issuer shall mean information, not yet released to the public, that would have a substantial likelihood of affecting a reasonable investor's decision to buy or sell any securities of such issuer.

          "Purchase" shall include, among other things, the writing of an option to sell.

          "Sale" shall include, among other things, the writing of an option to sell.

          "Security" shall have the meaning set forth in Section 2(a)(36) of the 1940 Act, except that it shall not include shares of registered open-end investment companies (whether or not affiliated with the Adviser), securities issued by the United States government within the meaning of Section 2(a)(16) of the 1940 Act (I.E., U.S. Treasury securities, as distinct from securities of U.S. government agencies or instrumentalities), bankers' acceptances, bank certificates of deposit, commercial paper, repurchase agreements and such other money market instruments as may be designated from time to time by the Adviser.

          "Security held or to be acquired" shall mean (i) any Security which, within the most recent 15 days, is or has been held by the Fund or is being or has been considered by the Fund or the Adviser for purchase by the Fund and (ii) any option to purchase or sell, and any security convertible into or exchangeable for, a Security described in clause (i) above. A Security is "being considered for purchase or sale" when a recommendation to purchase or sell a Security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

     B.   RULES APPLICABLE TO ACCESS PERSONS (OTHER THAN DISINTERESTED MANAGERS)

PROHIBITED ACTIVITIES

          A violation of the Statement of Policy set forth above would always include at least the following prohibited activities. Should you have any questions regarding this Code of Ethics or whether an action is prohibited by this Code, please contact the Compliance Committee before taking such action. References to Access Persons in this Section IV(B) shall not include Disinterested Managers of the Fund.

     a. COMPETING WITH FUND TRADES. No Access Person shall, directly or indirectly, purchase or sell Securities in such a way that the Access Person knew, or reasonably should have known, that such Securities transactions would injure the Fund's Securities transactions.

     b. PERSONAL USE OF FUND TRADING KNOWLEDGE. No Access Person shall use the knowledge of Securities purchased or sold by the Fund or Securities being considered for purchase or sale by the Fund to profit personally, directly or indirectly, by the market effect of such transactions.

     c. DISCLOSURE OF FUND TRADING KNOWLEDGE. No Access Person shall, directly or indirectly, communicate to any person who is not an Access Person (or other approved agent of the Adviser) any material non-public information relating to the Fund or any issuer of any Security owned by the Fund, including, without limitation, the purchase or sale or considered purchase or sale of a Security on behalf of the Fund, except to the extent necessary to effectuate Securities transactions on behalf of the Fund.

     d. INITIAL PUBLIC OFFERINGS. Investment Personnel shall not, directly or indirectly, purchase any Security sold in an Initial Public Offering without the pre-approval of the Compliance Committee.

     e. PRIVATE PLACEMENTS. Investment Personnel shall not, directly or indirectly, purchase any Security issued pursuant to a private placement (I.E., an offering that is exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to section 4(2) or Section 4(6) or pursuant to Rules 504, 505 or 506 under the Securities Act) without obtaining prior written approval from the Compliance Committee.

REPORTING REQUIREMENTS

     (a) QUARTERLY REPORTS. Each Access Person (other than a Disinterested Manager) shall submit to the Compliance Committee of the Adviser a report in the form annexed hereto as FORM A or in a similar form (such as a computer printout) which report shall set forth at least the information described in the paragraph below as to all Securities transactions during each quarterly period, in which such Access Person has, or by reason of such transactions acquires or disposes of, any beneficial ownership of a Security. Access Persons shall not be required to report Securities transactions effected for any account over which such persons do not have any direct or indirect influence.

     Every report on FORM A (or other acceptable form) shall be made no later than 10 days after the end of each calendar quarter in which the reported transactions were effected and shall contain the following information:

        (i) The date of each transaction, the title, the interest rate and maturity date (if applicable), and number of shares and the principal amount of each Security involved;

        (ii) The nature of each transaction (I.E., purchase, sale or other type of acquisition or disposition);

        (iii)  The price at which each transaction was effected; and

        (iv) The name of the broker, dealer or bank with or through whom each transaction was effected, and the date on which the Access Person's account was opened with such broker, dealer or bank;

     PROVIDED,  HOWEVER,  if no  transactions  in any securities  required to be reported were effected during a quarterly period by an Access Person, such person shall submit to the Compliance Committee a report on FORM A within the time-frame specified above stating that no reportable transactions were effected.

     As an alternative to the foregoing reporting procedures, an Access Person may provide the Compliance Committee within 10 days of the end of each quarterly period a copy of all of its brokerage account and investment advisory account statements which contain at least the information which would have been required in clauses (i)-(iv) above.

     (b) INITIAL AND ANNUAL REPORTS. All Access Persons (other than Disinterested Managers) shall submit to the Compliance Committee within 10 days after becoming an Access Person and annually thereafter a report in the form annexed hereto as FORM B or in a similar form disclosing the following:

          (i) The title, number of shares and principal amount of each Security in which the Access Person had any direct or indirect beneficial ownership at the time of becoming an Access Person (or with respect to annual reports, as of the date no more than 30 days prior to submission of such report);

          (ii) The name of any broker, dealer or bank with whom the Access Person maintained an account in which any Securities were held for the direct or indirect benefit of the Access Person as of the date such person became an Access Person;

          (iii) The date the report is submitted by the Access Person.

     For each such annual report, the information contained therein shall be current as of a date no more than 30 days before such report is submitted.

     (c) ANNUAL CERTIFICATION OF COMPLIANCE. All Access Persons shall certify annually by submitting FORM C or a similar form to the Compliance Committee that they (i) have read and understand this Code of Ethics and recognize that they are subject hereto, (ii) have complied with the requirements of this Code of Ethics and (iii) have disclosed or reported all personal Securities transactions required to be disclosed or reported pursuant to the requirements of this Code of Ethics.

     C.   RULES APPLICABLE TO DISINTERESTED MANAGERS

PROHIBITED ACTIVITIES

          A violation of the Statement of Policy set forth above would always include at least the following prohibited activities. Should you have any questions regarding this Code of Ethics or whether an action is prohibited by this Code, please contact the Compliance Committee before taking such action.

     a. COMPETING WITH FUND TRADES. No Disinterested Manager shall, directly or indirectly, purchase or sell Securities in such a way that the Disinterested Manager knew, or reasonably should have known, that such Securities transactions compete in the market with actual or considered Securities transactions for the Fund, or otherwise personally act to injure the Fund's Securities transactions.

     b. PERSONAL USE OF FUND TRADING KNOWLEDGE. No Disinterested Manager shall use the knowledge of Securities purchased or sold by the Fund or Securities being considered for purchase or sale by the Fund to profit personally, directly or indirectly, by the market effect of such transactions.

     c. DISCLOSURE OF FUND TRADING KNOWLEDGE. No Disinterested Manager shall, directly or indirectly, communicate to any person who is not an Access Person (or other approved agent of the Adviser or the Fund) any material non-public information relating to the Fund or any issuer of any Security owned by the Fund, including, without limitation, the purchase or sale or considered purchase or sale of a Security on behalf of the Fund, except to the extent necessary to effectuate Securities transactions on behalf of the Fund.

REPORTING REQUIREMENTS

     (a) QUARTERLY REPORTING. Each Disinterested Manager shall submit to the Compliance Committee a report in the form annexed hereto as FORM A or in a similar form (such as a computer printout) which report shall set forth at least the information described in the paragraph below as to all Securities transactions during each quarterly period, in which such Disinterested Manager has, or by reason of such transactions acquires or disposes of, any beneficial ownership of a Security; PROVIDED, HOWEVER, that a Disinterested Manager shall not be required to file such a report unless such Disinterested Manager, at the time of a transaction, knew or should have known that, during the 15-day period immediately preceding the date of the transaction by the Disinterested Manager, such Security was purchased or sold by the Fund or such Security was being considered by the Fund or the Adviser for purchase or sale by the Fund. Furthermore, Disinterested Managers shall not be required to report Securities transactions effected for any account over which such persons do not have any direct or indirect influence.

     Every report on FORM A (or other acceptable form) shall be made no later than 10 days after the end of each calendar quarter in which the reported transactions were effected and shall contain the following information:

          (i) The date of each transaction, the title, the interest rate and maturity date (if applicable), and number of shares and the principal amount of each Security involved;

          (ii) The nature of each transaction (I.E., purchase, sale or other type of acquisition or disposition);

          (iii) The price at which each transaction was effected; and

          (iv) The name of the broker, dealer or bank with or through whom each transaction was effected, and the date on which the Access Person's account was opened with such broker, dealer or bank;

     As an alternative to the foregoing reporting procedures, a Disinterested Manager may provide the Compliance Committee within 10 days of the end of each quarterly period a copy of all of its brokerage account and investment advisory account statements which contain at least the information which would have been required in clauses (i)-(iv) above.

     (b) ANNUAL CERTIFICATION OF COMPLIANCE. All Disinterested Managers shall certify annually by submitting FORM C or a similar form to the Compliance Committee that they (i) have read and understand this Code of Ethics and recognize that they are subject hereto, (ii) have complied with the requirements of this Code of Ethics and (iii) have disclosed or reported all personal Securities transactions required to be disclosed or reported pursuant to the requirements of this Code of Ethics.

     D.   MISCELLANEOUS

APPROVAL OF CODE OF ETHICS.

          The Board of Managers of the Fund, including a majority of the Disinterested Managers, must approve this Code of Ethics and the Code of Ethics of the principal underwriter of the Fund (a copy of which is attached as APPENDIX A hereto), and any material changes to these Codes of Ethics. The Board of Managers must base its approval of a Code of Ethics and any material changes to a Code on a determination that such Code of Ethics contains provisions reasonably necessary to prevent Access Persons from engaging in conduct prohibited by Rule 17j-1(b) under the 1940 Act. Before approving this Code of Ethics and the principal underwriter's Code of Ethics, each of the Fund, the Adviser and the principal underwriter, as applicable, shall provide a written certification to the Board of Managers that such entity has adopted procedures reasonably necessary to prevent Access Persons from violating this Code of Ethics. The Fund's Board of Managers shall approve a material change to this Code of Ethics or the principal underwriter's Code of Ethics no later than six months after adoption of such material change.

ADMINISTRATION.

          No less frequently than annually, each of the Fund, the Adviser and the Fund's principal underwriter shall furnish to the Board of Managers of the Fund, and the Board of Managers will consider, a written report that:

          (i) Describes any issues arising under this Code of Ethics or the principal underwriter's Code of Ethics since the last report to the Board of Managers, including, but not limited to, information about material violations or procedures or sanctions imposed in response to material violations; and

          (ii) Certifies that the Fund, the Adviser and principal underwriter, as applicable, has adopted procedures reasonably necessary to prevent Access Persons from violating this Code of Ethics.

REVIEW OF REPORTS.

          All reports submitted pursuant to this Code of Ethics will be reviewed by the Compliance Committee or its qualified delegate to determine whether any violations of this Code of Ethics have occurred. Before making a determination that a violation has been committed by any Access Person, the Compliance
Committee or its qualified delegate, as the case may be, shall provide such person an opportunity to supply such additional explanatory materials.

RECORDKEEPING.

          The Fund and the Adviser, as applicable, shall maintain and preserve:

          (i) a copy of this Code of Ethics (and any prior Code of Ethics that was in effect at any time during the past five years) in an easily accessible place for a period of not less than five years;

          (ii) a record of any violation of this Code of Ethics and of any action taken as a result of such violation in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the violation occurred;

          (iii) a copy of each report (or any other information provided in lieu of a report as permitted herein) submitted under this Code of Ethics for a period of not less than five years after the end of the fiscal year in which such report is made (or information is provided), and such reports or information submitted during the previous two years must be maintained and preserved in an easily accessible place;

          (iv) a list of persons who are, or within the pat five years were, required to make reports pursuant to this Code of Ethics in an easily accessible place;

          (v) a copy of each report submitted to the Board of Managers pursuant to the provisions of the section entitled "Administration" for at least five years after the end of the fiscal year in which such report was made (the first two years in an easily accessible place); and

          (vi) a written record of any decision, and the reasons supporting the decision, to approve the acquisition the acquisition by an Access Person of any Security in an Initial Public Offering or private placement transaction in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the approval was granted.

SANCTIONS.

          Any violation of the substantive or procedural requirements of this Code of Ethics by an Access Person can result in the imposition of such sanctions as the Board of Managers (without the presence of and participation by a Disinterested Trustee at issue, if applicable) or the Adviser, as applicable, may deem appropriate under the circumstances, which may include, but are not limited to, removal or suspension from office, termination of employment, a letter of censure, referral to the Commission and/or other criminal and civil authorities and/or restitution to the Fund of an amount equal to the advantage the offending person shall have gained by reason of such violation.

FORM A- QUARTERLY REPORT
For the Period Ended:
                     -----------------------
(THIS FORM MUST BE SUBMITTED WITHIN 10 DAYS OF THE END OF EACH QUARTER)

Name of Access Person:
                      ----------------------

If no reportable transactions in any Securities required to be reported were effected during the quarterly period, please indicate by checking this box: [ ]

                                                      NUMBER OF                 INTEREST RATE
                                      TITLE AND       SHARES OR                 AND MATURITY
   DATE OF           NATURE OF        CLASS OF        PRINCIPAL                 DATE (IF            PERSON THROUGH
   TRANSACTION       TRANSACTION*     SECURITIES      AMOUNT            PRICE   APPLICABLE)         WHOM EFFECTED**
   -----------       -----------      ----------      --------          -----   -------------       ---------------






















-------------------------------------------------------------------------------

*- Purchase, sale or other type of acquisition or disposition (if so, describe).

**- Broker, dealer or bank with or through whom transaction was effected.

THIS REPORT SHALL NOT BE CONSTRUED AS AN ADMISSION BY THE PERSON MAKING THIS REPORT THAT HE OR SHE HAS ANY DIRECT OR INDIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES TO WHICH THIS REPORT RELATES.

FORM B-INITIAL OR ANNUAL REPORT

For the Year Ended (or Initial Period):
                                       -----------------------
(IF THIS IS AN INITIAL REPORT, THIS REPORT MUST BE SUBMITTED WITHIN 10 DAYS OF BECOMING AN ACCESS PERSON. INFORMATION IN THIS FORM MUST BE ACCURATE AS OF 30 DAYS PRIOR TO DATE OF SUBMISSION)

Date of Submission:
                   ------------------------------

Name of Access Person:
                      ---------------------------


Title and Class of     Number of Shares or Principal    Person Through Whom
Securities             Amount                           Account is Maintained*
----------             ------                           ----------------------





















-------------------------------------------------------------------------------

*- Broker, dealer or bank with or through whom an account is maintained in which Securities are held for the direct or indirect benefit of the Access Person.

THIS REPORT SHALL NOT BE CONSTRUED AS AN ADMISSION BY THE PERSON MAKING THIS REPORT THAT HE OR SHE HAS ANY DIRECT OR INDIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES TO WHICH THIS REPORT RELATES.

FORM C


              EMPLOYEE OR ACCESS PERSON ANNUAL ACKNOWLEDGMENT FORM

          The undersigned employee (the "Employee") of Robeco-Sage Capital Management, L.L.C. (the "Firm") or Access Person acknowledges having received and read a copy of the Compliance Manual and Code of Ethics dated November 2003 (the "Manual"), and agrees that he or she is subject to the Manual and agrees to abide by the applicable provisions contained therein. Access Persons also hereby certify that he or she has complied with the requirements of the Code of Ethics set forth in Section IV of the Manual (the "Code") and that he or she has disclosed or reported all securities transactions required to be disclosed or reported pursuant to the requirements of the Code. Employees of the Firm understand that observance of the policies and procedures contained in the Manual is a material condition of each Employee's employment by the Firm and that any violation of such policies and procedures by an Employee will be grounds for immediate termination by the Firm as well as possible civil or criminal penalties.




----------------------------             --------------------------------------
Date                                     Name of Employee or Access Person



                                         --------------------------------------
                                         Signature of Employee or Access Person

                                   APPENDIX A
                                   ROBECO USA
               (INCLUDING ROBECO USA, INC., WEISS, PECK AND GREER
                 INVESTMENTS AND ROBECO USA BROKERAGE SERVICES)

                                 CODE OF ETHICS

1.   DEFINITIONS.

For purposes of this Code of Ethics ("Code"), the following definitions shall apply:

     a. The term "access person" shall mean any principal, officer or advisory person (as defined below) of the Adviser.

     b. The term "Adviser" shall mean Robeco USA, Inc. Weiss, Peck and Greer Investments (a division of Robeco USA, L.L.C.) and Robeco USA Brokerage Services (a division of Robeco USA, L.L.C.).

     c. The term "advisory person" shall mean (i) every employee of the Adviser (or of any company in a control relationship to the Adviser) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding, the purchase or sale of a security (as defined below) by a client of the Adviser, or whose functions relate to the making of any recommendations with respect to such purchases or sales and (ii) every natural person in a control relationship to the Adviser who obtains information concerning recommendations made to a client of the Adviser with regard to the purchase or sale of a security.

     d. The term "beneficial ownership" shall mean a direct or indirect "pecuniary interest" (as defined in subparagraph (a)(2) of Rule 16a-1 under the Securities Exchange Act of 1934, as amended) that is held or shared by a person directly or indirectly (through any contract, arrangement, understanding, relationship or otherwise) in a security. While the definition of "pecuniary interest" in subparagraph (a)(2) of Rule 16a-1 is complex, the term generally means the opportunity directly or indirectly to provide or share in any profit derived from a transaction in a security. An indirect pecuniary interest in securities by a person would be deemed to exist as a result of: (i) ownership of securities by any of such person's immediate family members sharing the same household (including child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother- or father-in-law, sister- or brother-in-law, and son- or daughter-in-law); (ii) the person's partnership interest in the portfolio securities held by a general partnership or, in certain instances, a limited partnership;
     (iii) the existence certain types of performance-related fees (not simply an asset-based fee) received by such person as broker, dealer, investment adviser or manager to a securities account; (iv) the person's right to receive dividends from a security provided such right is separate or separable from the underlying securities; (v) the person's interest in securities held by a trust under certain circumstances; and (vi) the person's right to acquire securities through the exercise or conversion of a "derivative security" (which term excludes (a) a broad-based index option or future, (b) a right with an exercise or conversion privilege at a price that is not fixed, and (c) a security giving rise to the right to receive such other security only PRO RATA and by virtue of a merger, consolidation or exchange offer involving the issuer of the first security).

     e. The term "control" shall mean the power to exercise a controlling influence over the management or policies of the Adviser, unless such power is solely the result of an official position with the Adviser, all as determined in accordance with Section 2(a)(9) of the Investment Company Act of 1940 (the "1940 Act").

     f. The term "Investment Company" shall mean a management investment company registered as such under the 1940 Act and for which the Adviser is the investment adviser.

     g. The term "investment personnel" shall mean all portfolio managers of the Adviser and other advisory persons who assist the portfolio managers in making investment decisions for a client of the Adviser, including, but not limited to, analysts and traders of the Adviser.

     h. The term "material non-public information" with respect to an issuer shall mean information, not yet released to the public, that would have a substantial likelihood of affecting a reasonable investor's decision to buy or sell any securities of such issuer.

     i. The term "portfolio manager" shall mean every person who is responsible for the day-to-day management of a client of the Adviser or who shares such responsibility with another portfolio manager.

     j. The term "Preclearance Officer" shall mean the officer of the Adviser designated from time to time by the Adviser to receive and review Personal Investment Preclearance Forms (in the form attached hereto as FORM C or through the Advisers Investment Pre-Clearance System) submitted by access persons. The term "Alternative Preclearance Officer" shall mean the officer of the Adviser designated from time to time by the Adviser to receive and review Personal Investment Preclearance Forms submitted by the Preclearance Officer, and who shall act in all respects in the manner prescribed herein for the Preclearance Officer.

     k. The term "purchase" shall include the writing of an option to purchase.

     l. The term "Review Officer" shall mean the officer of the Adviser designated from time to time by the Adviser to receive and review reports of purchases and sales by access persons. The term "Alternative Review Officer" shall mean the officer of the Adviser designated from time to time by the Adviser to receive and review reports of purchases and sales by the Review Officer, and who shall act in all respects in the manner prescribed herein for the Review Officer.

     m.  The term "sale" shall include the writing of an option to sell.

     n. The term "security" shall have the meaning set forth in Section 2(a)(36) of the 1940 Act, except that it shall not include shares of registered open-end investment companies (whether or not affiliated with the Adviser), securities issued by the United States government within the meaning of Section 2(a)(16) of the 1940 Act (I.E., U.S. Treasury securities, as distinct from securities of U.S. Government agencies or instrumentalities), bankers' acceptances, bank certificates of deposit, commercial paper, repurchase agreements and such other money market instruments as may be designated from time to time by the Adviser.

     o. The phrase "security held or to be acquired" shall mean any security which, within the most recent 15 days, is or has been held by a client of the Adviser or is being or has been considered for purchase by a client of the Adviser or the Adviser for purchase by a client of the Adviser.

     p. A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the person making the recommendation, when such person seriously considers making such a recommendation.

2.   LEGAL REQUIREMENTS.

     This Code of Ethics of the Adviser is adopted in accordance with the regulatory requirements of Section 17(j) of 1940 Act and Rule 17j-1 promulgated thereunder by the Securities and Exchange Commission (the "Commission"), and is also intended to prohibit activities that would violate the fiduciary duties owed by the Adviser and its employees to clients of the Adviser under Section 206 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974 and common law. Section 17(j) of the 1940 Act and Section 206 of the Advisers Act generally provide that it is unlawful for the Adviser or any employee of the Adviser in connection with the purchase or sale, directly or indirectly, by such person of a security held or to be acquired by any client or prospective client:

     (i) to employ any device, scheme or artifice to defraud any client or prospective client;

     (ii) to make to any client or prospective client any untrue statement of a material fact or omit to state to any client or prospective client a material fact necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading;

     (iii) to engage in any act, practice or course of business which operates or would operate as a fraud or deceit upon any client or prospective client; or

     (iv) to engage in any act, practice or course of business that is fraudulent, deceptive or manipulative.

3.   STATEMENT OF POLICY.

     It is the policy of the Adviser that no access person shall engage in any act, practice or course of conduct that would violate the provisions of this Code, Section 206 of the Advisers Act, ERISA, the fiduciary duty owed by the Adviser and its employees to its clients under common law, Section 17(j) of the 1940 Act Rule 17j-1 thereunder. The fundamental position of the Adviser is, and has been, that each access person shall place at all times the interests of clients of the Adviser first. Accordingly, private securities transactions by access persons of the Adviser must be conducted consistent with this Code and in such a manner as to avoid any actual or potential conflict of interest or any abuse of an access person's position of trust and responsibility. Further, access persons should not take inappropriate advantage of their positions with or on behalf of any clients of the Adviser.

     Without limiting in any manner the fiduciary duty owed by access persons to the clients of the Adviser or the provisions of this Code, it should be noted that the Adviser considers it proper for access persons to make purchases and sales in the marketplace of securities owned by clients of the Adviser; PROVIDED, HOWEVER, that such securities transactions must comply with the spirit of, and the specific restrictions and limitations set forth in, this Code. Such personal securities transactions should also be made in amounts consistent with the normal investment practice of the person involved and with an investment, rather than a trading, outlook. Not only does this policy encourage investment freedom and result in investment experience, but it also fosters a continuing personal interest in such investments by those responsible for the continuous supervision of clients' portfolios. It is also evidence of confidence in the investments made. In making personal investment decisions with respect to any security, however, access persons must exercise extreme care to ensure that the prohibitions of this Code are not violated. Further, personal investing by an access person should be conducted in such a manner so as to eliminate the possibility that the access person's time and attention is being devoted to his or her personal investments at the expense of time and attention that should be devoted to management of any client's portfolio. It bears emphasis that technical compliance with the procedures, prohibitions and limitations of this
Code  will not  automatically   insulate  from  scrutiny  personal   securities
transactions which show a pattern of abuse by an access person of his or her fiduciary duty to any client of the Adviser.

4.   PROHIBITED ACTIVITIES.

     A violation of the Statement of Policy set forth above would always include at least the following prohibited activities. Should you have any questions regarding this Code or whether an action is prohibited by this Code, please contact the Review Officer before taking such action.

     a. COMPETING WITH CLIENT TRADES. No access person shall, directly or indirectly, purchase or sell securities in such a way that the access person knew, or reasonably should have known, that such securities transactions compete in the market with actual or considered securities transactions for any client of the Adviser, or otherwise personally act to injure any such client's securities transactions;

     b. PERSONAL USE OF CLIENT TRADING KNOWLEDGE. No access person shall use the knowledge of securities purchased or sold by any client of the Adviser or securities being considered for purchase or sale by any client of the Adviser to profit personally, directly or indirectly, by the market effect of such transactions;

     c. DISCLOSURE OF CLIENT TRADING KNOWLEDGE. No access person shall, directly or indirectly, communicate to any person who is not an access person (or other approved agent of the Adviser) any material non-public information relating to any client of the Adviser or any issuer of any security owned by any client of the Adviser, including, without limitation, the purchase or sale or considered purchase or sale of a security on behalf of any client of the Adviser, except to the extent necessary to effectuate securities transactions on behalf of the client of the Adviser.

     d. PUBLIC OFFERINGS. Investment personnel shall not, directly or indirectly, purchase any security sold in a public offering (initial or otherwise) of an issuer;

     e. PRIVATE PLACEMENTS. Investment personnel shall not, directly or indirectly, purchase any security issued pursuant to a private placement without obtaining prior written approval from the Review Officer. Investment personnel shall not recommend any securities transaction by a client of the Adviser without having previously disclosed any beneficial ownership interest in securities issued pursuant to a private placement or the issuer thereof to the Adviser, including without limitation:

          (i) his or her beneficial ownership of any such securities of such issuer;

         (ii) any contemplated transaction by such person in such securities;

        (iii)  any position with such issuer or its affiliates; and

         (iv) any present or proposed business relationship between such issuer or its affiliates and such person or any party in which such person has a significant interest.

     Such interested investment personnel may not participate in the decision for a client of the Adviser to purchase and sell securities of such issuer.

     f. ACCEPTANCE OF GIFTS. Investment personnel shall not accept any gift or personal benefit valued in excess of $100 annually from any single person or entity that does business with or on behalf of the Adviser or a client of the Adviser. Gifts of a DE MINIMIS value (I.E., gifts whose reasonable value is no more than $100 annually from any single person or entity), and customary business lunches, dinners and entertainment at which both the advisory person and the giver are present, and promotional items of DE MINIMIS value may be accepted. Any solicitation of gifts or gratuities is unprofessional and is strictly prohibited.

     g. BOARD SERVICE. Investment personnel shall not serve on the board of directors of any publicly traded company, absent prior written authorization by the Review Officer. In determining whether to approve such board service, the Review Officer shall consider such factors as he deems appropriate, including whether such service may involve an actual or perceived conflict of interest with client trading or may otherwise materially interfere with the Adviser's ability to discharge effectively its duties to its clients.

     h. SEVEN-DAY BLACKOUT. No portfolio manager shall, directly or indirectly, purchase or sell any security in which he or she has, or by reason of such purchase acquires, any beneficial ownership interest within a period of 7 calendar days before and after any client of the Adviser that is advised by the portfolio manager has purchased or sold such security. In calculating the 7 calendar day period, the trade date of the managed account's transaction is not counted. Any securities transaction by a portfolio manager in violation of this subparagraph h must be unwound, if possible, and the profits, if any, must be disgorged. Notwithstanding the foregoing, the Review Officer will review any extenuating circumstances that may warrant waiving an inadvertent violation of this restriction.

5.   EXEMPT TRANSACTIONS AND CONDUCT.

     The following types of transactions and securities are exempt from the TRADING RESTRICTION and PRE-CLEARANCE REQUIREMENTS, but not the REPORTING REQUIREMENTS of:

     a. Purchases or sales of securities for an account over which the access person has no direct or indirect influence or control;

     b. Purchases or sales of securities which are non-volitional on the part of the access person;

     c. Purchases and sales of securities which are part of an automatic dividend reinvestment, cash purchase or withdrawal plan provided that no adjustment is made by the access person to the rate at which securities are purchased or sold, as the case may be, under such a plan during any period in which the security is being considered for purchase or sale by a client of the Adviser;

     d. Purchases of securities made by exercising rights distributed by an issuer PRO RATA to all holders of a class of its securities, to the extent such rights were acquired by the access person from the issuer, and sales of such rights so acquired;

     e. Tenders of securities pursuant to tender offers which are expressly conditioned on the tender offer's acquisition of all of the securities of the same class;

     f. Purchases or sales of securities for which the access person has received prior written approval from the Fund. Prior approval shall be granted only if a purchase or sale of securities is consistent with the purposes of this Code and Section 17(j) of the 1940 Act and rules thereunder; or

     g. Purchases or sales of securities made in good faith on behalf of a client of the Adviser, it being understood by, and disclosed to, each client that the Adviser may make contemporaneous investment decisions and cause to be effected contemporaneous executions on behalf of one or more clients and that such executions may increase or decrease the price at which securities are purchased or sold for the clients.

6.   RULES ADOPTED BY THE ADVISER.

     All principals and employees of the Adviser, including access persons, are subject to the rules adopted by the Adviser, as set forth in the Employee Personal Securities Trade Monitoring policy which can be found in the Advisers Compliance Manual (the "Trading Policy"), in addition to the requirements of this Code. The Trading Policy generally requires, among other things, that (i) investments beneficially owned by employees of the Adviser be held at risk for specified time periods, (ii) securities transactions by a client of the Adviser receive the best price in relation to securities transactions by employees of the Adviser which are executed on the same day and (iii) employees of the Adviser obtain approval from the Adviser before selling personally any security which was previously purchased by a client of the Adviser based, in whole or in part, upon his or her recommendation or advice.

     The restriction in the Trading Policy that investments beneficially owned by employees of the Adviser be held at risk for specified time periods is imposed because (i) it has been suggested that personal investing activities of a trading nature may give rise to the possibility of an impropriety, even when the transactions themselves are entirely appropriate and beyond reproach, (ii) the amount of time and attention required by investment activities of a trading nature may divert time and attention away from time that should be devoted to management of assets of clients of the Adviser, (iii) it does not seem wise to foster a trading attitude among those responsible for investments by clients of the Adviser.

     Any violation of the Trading Policy which adversely affects a client of the Adviser shall be deemed to be a violation of this Code.

7.   JOINT PARTICIPATION.

     Access persons should be aware that a specific provision of the 1940 Act prohibits such persons, in the absence of an order of the Commission, from effecting a transaction in which an Investment Company is a "joint or a joint and several participant" with such person. Any transaction which suggests the possibility of a question in this area should be presented to legal counsel for review.

8.   BROKERAGE ACCOUNTS.

     a. Access persons are required to maintain with the Adviser all brokerage accounts in which they have a beneficial ownership interest, unless an exemption from this requirement is sought from, and granted by, the Adviser.

     b. Access persons who are exempted from the requirement to maintain their brokerage accounts with the Adviser are required to direct their brokers to supply to the Adviser on a timely basis duplicate copies of confirmations of all securities transactions in which the access person has a beneficial ownership interest, whether or not one of the exemptions listed in Section 5 applies.

9.   PRECLEARANCE PROCEDURE.

     With certain limited exceptions set forth in Section 5 above, prior to effecting any transaction in which an access person has, or by reason of such transaction will acquire or dispose of, a beneficial ownership interest in a security, the access person must receive written approval from the Preclearance Officer. The Preclearance Officer shall preclear his personal securities transactions with the Alternative Preclearance Officer. Each request for preclearance must be submitted to the Preclearance Officer through the Adviser's Investment Preclearance System, or if not available, a Personal Investment Preclearance Form (See FORM C attached to this Code). Verbal approval of personal securities transactions is not permitted.

     Any approval by the Preclearance Officer is valid only for the day on which the approval is granted. If an access person is unable to effect the securities transaction on that day, he or she must resubmit a completed Personal Investment Preclearance Form and reobtain approval from the Preclearance Officer prior to effecting the securities transaction.

     The Preclearance Officer will base his decision whether to approve a personal securities transaction for an access person after considering the specific restrictions and limitations set forth in, and the spirit of, this Code, including without limitation whether the security at issue is being considered for purchase or sale for a client of the Adviser. The Preclearance Officer is not required to give any explanation for refusing to approve a securities transaction and their decision shall be final and binding.

     The Adviser may from time to time establish specific hours during which preclearance requests will be accepted and responded to by the Preclearance Officer.

10.  REPORTING REQUIREMENTS.

     a.  Unless utilizing the alternative reporting procedure described in
     Section 11 below, each access person shall submit to the Adviser a report in the form annexed hereto as FORM A or in similar form (such as a computer printout) which report shall set forth at least the information described in subparagraph b of this Section as to all securities transactions during each quarterly period, in which such access person has, or by reason of such transactions acquires or disposes of, any beneficial ownership of a security, whether or not one of the exemptions listed in Section 5 applies. Access persons shall not be required to report securities transactions effected for any account over which such persons do not have any direct or indirect influence.

     b. Every report on FORM A shall be made not later than 10 days after the end of each calendar quarter in which the reported transaction(s) were effected and shall contain the following information:

         (i) The date of each transaction, the title, the interest rate and maturity date (if applicable), and number of shares and the principal amount of each security involved;

         (ii) The nature of each transaction (I.E., purchase, sale or other type of acquisition or disposition);

         (iii)    The price at which each transaction was effected; and

         (iv) The name of the broker, dealer or bank with or though whom each transaction was effected, and the date on which the access person's account was opened with such broker, dealer or bank;

     PROVIDED, HOWEVER, if no transactions in any securities required to be reported were effected during a quarterly period by an access person, such access person shall submit to the Adviser a report on FORM A within the time-frame specified above stating that no reportable securities transactions were effected.

     c. Every report concerning a securities transaction with respect to which the reporting person relies upon one of the exceptions provided in Section 5 shall contain a brief statement of the exemption relied upon and the circumstances of the transactions.

     d. Notwithstanding subparagraph a of this Section, an access person need not report securities transactions pursuant to this Code where the reported information would be duplicative of information reported pursuant to Rules 204-2(a)(12) or 204-2(a)(13) under the Investment Advisers Act of 1940.

11.  ALTERNATIVE REPORTING PROVISIONS.

     As an alternative to the literal compliance with the reporting requirements of Section 10, an access person shall be considered to have satisfied his or her reporting requirements provided that:

     a. With respect to an access person who maintains with the Adviser all brokerage accounts in which such person has a beneficial ownership interest and executes all trades required to be reported by Section 10 through the Adviser, such access person certifies annually in writing to the Adviser that, during the prior calendar year, such person maintained with the Adviser all such brokerage accounts and executed all such trades through the Adviser. With respect to such access persons, the Adviser shall prepare a computer printout or similar report no less frequently than the frequency set forth in subparagraph b of Section 10 and containing with respect to the access person at least the information that would otherwise have been required by subparagraph b of Section 10.

     b. With respect to an access person who maintains with a firm other than the Adviser a brokerage account in which such person has a beneficial ownership interest pursuant to the exemption set forth in
     Section 8, (i) such person arranges for the Adviser to receive and the Adviser does receive, no less frequently than the frequency set forth in subparagraph b of Section 10, brokerage statements concerning such accounts containing at least the information which would have been required by subparagraph b of Section 10; and (ii) such access person certifies annually in writing to the Adviser that, during the prior calendar year, such person has obtained the necessary approval for the maintenance of such accounts and specifies in the certificate the name and location of all such accounts.

12.  INITIAL AND ANNUAL DISCLOSURE OF PERSONAL HOLDINGS.

     All access persons shall submit to the Adviser within 10 days after becoming an access person and annually thereafter a report disclosing:

     a. The title, number of shares and principal amount of each security in which the access person had any direct or indirect beneficial ownership at the time of becoming an access person;

     b. The name of any broker, dealer or bank with whom the access person maintained an account in which any securities were held for the direct or indirect benefit of the access person as of the date such person became an access person; and

     c. The date the report is submitted by the access person.

     For each such annual report, the information shall be current as of a date no more than 30 days before the report is submitted.

13.  ANNUAL CERTIFICATION OF COMPLIANCE.

     All access persons shall certify annually that they (i) have read and understand this Code and recognize that they are subject hereto, (ii) have complied with the requirements of this Code and (iii) have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of this Code.

14.  CONFIDENTIALITY.

     All information obtained from any access person hereunder shall be kept in strict confidence by the Adviser, except that reports of securities transactions and other information reported hereunder will be made available to the Commission or any other regulatory or self-regulatory organization or other third party to the extent required by law or regulation or to the extent the Adviser considers necessary or advisable in cooperating with an investigation or inquiry by the Commission or any other regulatory or self-regulatory organization and, in certain circumstances, the Adviser may make such information available to other civil and criminal authorities. In addition, information regarding violations of this Code may be provided to clients of the Adviser.

15.  NOTICE TO ACCESS PERSONS.

     The Adviser shall identify all persons who are considered to be "access persons," "investment personnel" and "portfolio managers," inform such persons of their respective duties and provide such persons with copies of this Code. The Adviser shall continue, in the ordinary course through its portfolio reports, to advise all access persons of the securities held by the Adviser during each quarterly period.

16.  REVIEW OF REPORTS.

     a. Within 20 days of each month-end, the Review Officer shall prepare a summary of all transactions by access persons in securities which were purchased, sold, held or considered for purchase or sale by each client of the Adviser during the prior month.

     b. The Review Officer shall compare the reported personal securities transactions with completed and contemplated portfolio transactions of the clients of the Adviser to determine whether a violation of this Code may have occurred. In the case of reports of personal securities transactions of the Review Officer, the Alternative Review Officer shall perform such comparison. Before making any determination that a violation has been committed by any person, the Review Officer or the Alternative Review Officer, as the case may be, shall give such person an opportunity to supply additional explanatory material.

     c. If the Review Officer or the Alternative Review Officer, as the case may be, determines that a violation of this Code has or may have occurred, he shall submit a written determination, together with the related report by the access person and any additional explanatory material provided by the access person to the General Counsel of the Adviser, who shall make an independent determination of whether a violation has occurred.

     d. On a quarterly basis, the Review Officer shall prepare a summary of the level of compliance with this Code during the previous quarter, including without limitation the number and nature of all material violations. On an annual basis, the Review Officer shall prepare a report identifying any recommended changes in existing restrictions or procedures based upon the Adviser's experience under this Code, evolving industry practices and developments in applicable laws or regulations. The Alternative Review Officer shall prepare separate reports with respect to compliance by the Review Officer.

17.  SANCTIONS.

     Any violation of the substantive or procedural requirements of this Code shall result in the imposition of such sanctions as the Adviser may deem appropriate under the circumstances, which may include, but are not limited to, removal or suspension from office, termination of employment, a letter of censure, referred to the Commission and/or other civil and criminal authorities and/or restitution to the effected client of an amount equal to the advantage the offending person shall have gained by reason of such violation.

18.  RECORDKEEPING REQUIREMENTS.

     The Adviser shall maintain and preserve:

     a. a copy of this Code (and any prior code of ethics that was in effect at any time during the past five years) in an easily accessible place for a period of five years;

     b. a record of any violation of this Code and of any action taken as a result of such violation in an easily accessible place for a period of five years following the end of the fiscal year in which the violation occurs;

     c. a copy of each report (or computer printout) submitted under this Code for a period of not less than five years, (and those reports submitted during the previous two years must be maintained and preserved in an easily accessible place);

     d. in an easily accessible place, a list of all persons who are, or within the past five years were, required to make reports pursuant to this Code; and

     e. a written record of any decision, and the reasons supporting the decision, to approve the acquisition by an access person of any security in an initial public offering or private placement transaction in an easily accessible place for a period of not less than five years following the end of the fiscal year in which the approval was granted.

                                 CODE OF ETHICS

REPORT OF SECURITY TRANSACTIONS

FOR THE FISCAL YEAR ENDED
                         -----------------

Name of Access Person
                     ----------------------------------------


DATE OF       NATURE OF      TITLE AND CLASS   NUMBER OF SHARES OR           PERSON THROUGH
TRANSACTION   TRANSACTION*   OF SECURITIES     PRINCIPAL AMOUNT      PRICE   WHOM EFFECTED**
-----------   ------------   ---------------   -------------------   -----   ---------------






























-------------------------------------------------------------------------------
  * Purchase, sale or other type of acquistion or disposition (describe).
**  Broker, dealer or bank with or through whom the transaction was effected.

THIS REPORT SHALL NOT BE CONSTRUCTED AS AN ADMISSION BY THE PERSON MAKING
THIS REPORT THAT HE OR SHE HAS ANY DIRECT OR INDIRECT BENEFICIAL OWNERSHIP IN THE SECURITIES TO WHICH THIS REPORT RELATES.

                                 CODE OF ETHICS

REPORT OF BENEFICIAL SECURITY HOLDINGS

FOR THE FISCAL YEAR ENDED
                         --------------------

Name of Access Person
                     ------------------------

Title, class and number of shares or principal amount of all securities beneficially held by me during the year which were also held by the Fund during the year:



Title, class and number of shares or principal amount of all securities of which I am the beneficial owner of 1/2 of 1% of the outstanding amount of each security:



With respect to each transaction by me during the year in a security which during the 15-day period immediately preceding or after such transaction was purchased or sold by the Fund or considered by the Fund, I hereby furnish the following information:



DATE OF       NATURE OF      TITLE AND CLASS   NUMBER OF SHARES OR          PERSON THROUGH
TRANSACTION   TRANSACTION*   OF SECURITIES     PRINCIPAL AMOUNT     PRICE   WHOM EFFECTED**
-----------   ------------   ---------------   -------------------  -----   ---------------














-------------------------------------------------------------------------------
  * Purchase, sale or other type of acquistion or disposition (describe).
**  Broker, dealer or bank with or through whom the transaction was effected.

FORM C

                                  CONFIDENTIAL
                                   ROBECO USA
                 PERSONAL INVESTMENT PRECLEARANCE AND ORDER FORM

Name:
Acct#:
-------------------------------------------------------------------------------

PART 1- TO BE COMPLETE BY THE INDIVIDUAL SEEKING TRADING APPROVAL

FOR STOCKS/BONDS

------------------  ------------  --------------- -----------  ----------------
SECURITY            SYMBOL        BUY/SELL/SELL   # OF SHARES  PRICE LIMIT (IF
                    ------        SHORT           -----------  LIMIT ORDER)
                                  ---------------              ----------------
------------------  ------------  --------------- -----------  ----------------
------------------  ------------  --------------- -----------  ----------------
------------------  ------------  --------------- -----------  ----------------


-------------------------------------------------------------------------------


FOR OPTIONS

------------------  ------------  ------------  -------  --------  --------  ------  -----  -----
SECURITY            SYMBOL        OPENING OR    BUY OR   CALL OR   # OF      STRIKE  MONTH  PRICE
                    ------        -----------   -------  --------  ----      ------  -----  -----
                                  CLOSING       SELL     PUT       OPTIONS   PRICE   -----  -----
                                  -----------   -------  --------  --------  ------  -----  -----
------------------  ------------  -----------   -------  --------  --------  ------  -----  -----
------------------  ------------  -----------   -------  --------  --------  ------  -----  -----
------------------  ------------  -----------   -------  --------  --------  ------  -----  -----




I hereby request approval for each of the above securities transactions listed above. To the best of my knowledge, none of these securities transactions will adversely affect any of the Weiss, Peck & Greer Investments Mutual Funds or managed accounts. I confirm that I have complied with any applicable holding period requirements set forth in the Trading Policy. I further understand that approval for any of the above transactions is valid only for the day on which it is granted.

         ------------------------                -------------------
         Signature                                   Date
-------------------------------------------------------------------------------
PART II -
TO BE COMPLETED BY THE LEGAL & COMPLIANCE DEPARTMENT PRECLEARANCE OFFICER

I hereby give my approval for the transaction(s) listed above. Any security which I have put a line through is NOT approved.

THIS APPROVAL IS ONLY VALID FOR __________________________

                                --------------------------
                                Preclearance Officer's Signature
-------------------------------------------------------------------------------
PART III - TO BE COMPLETED BY THE TRADING DEPARTMENT REVIEW OFFICER

I hereby give my approval for the transaction(s) listed above. Any transaction which I have put a line through is not approved.

         ---------------------------                 -----------------
         Authorized Signature                         Date
-------------------------------------------------------------------------------
                        VERBAL APPROVAL IS NOT PERMITTED
-------------------------------------------------------------------------------